     As filed with the Securities and Exchange Commission on August 6th, 2004
                                                     Registration  No.333-103698
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
             ------------------------------------------------------
                          PRE-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
             ------------------------------------------------------
                            STRUCTURED PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)

Delaware                                                   13-3692801
--------------------------------------------------------------------------------
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-7496
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             Andrew Alter, Secretary
                            Structured Products Corp.
                              388 Greenwich Street
                            New York, New York 10013
                                 (212) 816-7496
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

             ------------------------------------------------------
                                    Copy to:
                                  Al B. Sawyers
                       Orrick, Herrington & Sutcliffe LLP
                                666 Fifth Avenue
                            New York, New York 10103
             ------------------------------------------------------

Approximate  date of commencement  of proposed sale to the public:  From time to time after this  Registration  Statement  becomes  effective  in light of market conditions.

If the only securities  being registered on this form are being offered pursuant
to dividend or interest reinvestment plans, please check the following box. |_|

If any of the  securities  being  registered on this Form are to be offered on a delayed or continuous  basis  pursuant to Rule 415 under the  Securities  Act of
1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box. |X|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the  Securities  Act  registration  statement  number of the  earlier  effective
registration statement for the same offering.|_|

If delivery  of the  prospectus  is  executed  to be made  pursuant to Rule 434,
please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
Title of                        Proposed
Securities                      Maximum          Proposed Maximum   Amount of
Being           Amount to be    Offering Price   Aggregate          Registration
Registered      Registered(1)   Per Unit         Offering Price     Fee(1)
--------------------------------------------------------------------------------
Trust                *             *                 *                 *
Certificates
and Trust Notes
--------------------------------------------------------------------------------

(*) This registration  statement includes an indeterminate  number of securities that may be offered or sold by  affiliates of the  Registrant  in  market-making
transactions  in  respect  of  up  to  $6,319,857,575  of  unissued   securities
previously registered under Registration Statement No. 333-89080.  No additional fee is  required  to  register  an  indeterminate  amount of the  securities  as market-making securities.

In  accordance  with Rule 429 of the  General  Rules and  Regulations  under the
Securities Act of 1933, as amended, the Prospectus included herein is a combined
prospectus  which  also  relates  to  $6,319,857,575   of  unissued   securities
previously registered under Registration Statement No. 333-89080.

The Registrant hereby amends this  Registration  Statement on such date or dates as may be necessary to delay its effective date until the Registrant  shall file a further amendment which specifically  states that this Registration  Statement shall  thereafter  become  effective  in  accordance  with  Section  8(a) of the
Securities  Act of  1933  or  until  the  Registration  Statement  shall  become effective on such date as the Commission,  acting pursuant to said Section 8(a), may determine.

--------------------------------------------------------------------------------

                                EXPLANATORY NOTES

This Registration Statement includes:

|X|Two  different  forms  of  base  prospectuses  with  corresponding  forms  of prospectus supplements for offering series of either (i) Certificates or (ii)
   Certificates  and Notes,  in each case  representing  the  entire  beneficial interest  in various  trusts to be created  from time to time,  the assets of which will  consist  primarily  of  securities  within  one of the  following categories:  (1) a debt  security or asset backed  security or a pool of such debt  securities  or  asset  backed  securities  issued  or  by  their  terms guaranteed  by one or more  corporations,  banking  organizations,  insurance companies or special purpose vehicles  (including  trusts,  limited liability companies,  partnerships  or  other  special  purpose  entities);  (2) a debt security or pool of such debt securities which represent  obligations  issued or by their terms guaranteed by a foreign government,  political  subdivision or agency or instrumentality thereof; (3) an obligation or obligations of one or more foreign private issuers;  or (4) a debt security or pool of such debt securities which represent  obligations of the United States of America,  any agency  thereof  for the  payment  of which the full  faith and credit of the
   United  States  of  America  is  pledged,  or a  United  States  governmental sponsored  organization  created pursuant to a federal  statute.  All of such securities will either be publicly issued or available for resale pursuant to an exemption from registration  under the Securities Acts of 1933, as amended
   (the  "Securities  Act").  Each  form of  prospectus  and form of  prospectus
   supplement   contains  bracketed   provisions   appropriate  to  the  various
   categories of trust assets; each set of alternate  bracketed  language,  when combined with the form of base prospectus and form of prospectus  supplement, constitutes a separate prospectus.

PROSPECTUS SUPPLEMENT
(To Prospectus dated [____], 200[_])

             TIERS(R)______-Backed Certificates, Series______200[_]

                                    issued by

              TIERS(R)______ -Backed Certificates Trust______200[_]

  relating to                           , due                     ,
              --------------------------      --------------------  --------

     $______Certificate Principal Balance,[__%] [Variable] Pass-Through Rate

                            Structured Products Corp.
                                    Depositor

Consider  carefully the risk factors  beginning on page [__] in this  Prospectus
Supplement and on page [__] in the Prospectus.

The certificates represent obligations of the TIERS(R)______-Backed Certificates
Trust______200[_]  only and do not represent an interest in or obligation of any other entity.

This Prospectus  Supplement may be used to offer and sell the certificates  only if accompanied by the Prospectus.

     The TIERS(R)______-Backed Certificates Trust______200[_] Series 200[_] will issue [a single  class][____  classes of certificates].  These certificates are  being  offered  by this  Prospectus  Supplement  and the  accompanying
     Prospectus.

     o    The certificates  will represent a beneficial  interest in [SELECT ONE
          OF THE FOLLOWING  BRACKETED  SELECTIONS]  [Alternative 1: specify debt security or asset backed security or a pool of such debt securities or asset backed  securities issued or by their terms guaranteed by one or more  corporations,  banking  organizations,  insurance  companies  or
          special  purpose  vehicles   (including   trusts,   limited  liability
          companies,   partnerships   or  other   special   purpose   entities)]
          [Alternative  2: specify  obligations  of one or more foreign  private issuers]  [Alternative  3: specify debt  security or pool of such debt securities  which  represent  obligations  of  the  United  States  of
          America,  any agency  thereof  for the payment of which the full faith and credit of the United  States of  America is  pledged,  or a United
          States  governmental  sponsored  organization  created  pursuant  to a federal statute] [Alternative 4: specify debt security or pool of such debt  securities  which  represent  obligations  issued by or by their terms  guaranteed by a foreign  government,  political  subdivision or agency or  instrumentality  thereof] [maturing in ___ years] issued by
          [specify  issuers],  and having the  characteristics  described herein under "Description of the Term Assets." The securities will be held by
          TIERS(R)______-Backed  Certificates  Trust______200[_]  Series 200[_].
          The securities have a different [interest rate] [currency]  [maturity]
          [credit risk] than do the certificates.

     o    [[Interest  will  accrue on the  certificates  at rate equal to ____.]
          [The Class ____  certificates  will  receive  all  scheduled  interest payments  received  by the Trust on or before  ____ on the  securities held by the  Trust.  [The  Class  ____  certificates  will  receive  a distribution of the securities in kind on _____.]]

     o    [TIERS(R)______-Backed  Certificates  Trust______200[_]  Series 200[_]
          will enter into a [swap agreement] [derivative  transaction] with ____
          as   its    counterparty.    TIERS(R)______    -Backed    Certificates
          Trust______200[_]  Series  200[_]  will  pay to the  counterparty  the
          [interest]    [principal]   [other]   amounts    TIERS(R)______-Backed
          Certificates   Trust______200[_]   Series   200[_]   receives  on  the
          securities.    In   exchange,    the   counterparty    will   pay   to
          TIERS(R)______-Backed  Certificates  TTrust______200[_]  Series 200[_]
          the scheduled  distributions on the certificates.]  [Describe for each
          [swap agreement] [derivative transaction.]]

     o    [If  the  securities  default,  or if  TIERS(R)  -Backed  Certificates
          Trust______200[_]  Series 200[_] is terminated or fails to perform its
          obligations,   the  [swap  agreement]  [derivative  transaction]  will
          terminate early. Early termination of the [swap agreement] [derivative
          transaction]   may   result  in  losses  to  the   purchaser   of  the
          certificates, which may be as much as the entire investment. See "Risk
          Factors."]

     o    [Payments of [interest]  [principal] will vary based on performance of an index. A [decline] [increase] in the value of the index will result in losses to the purchaser of the  certificates,  which may be as much as the entire investment. See "Risk Factors."]

     o    [The Class ____  certificates  are not  entitled to  distributions  of principal. If the securities are prepaid or redeemed early, returns on the Class ____ certificates will be adversely  affected and holders of the Class ____  certificates  may not recover the initial  investment.
          See "Risk Factors."]

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission has approved these  certificates  or determined  that this Prospectus
Supplement or the Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The certificates may [not] be purchased by pension plan investors subject to the requirements  of the  Employee  Retirement  Income  Security  Act of 1974  [only through special arrangements]. See "ERISA Considerations" in the Prospectus.

Structured  Products Corp. will apply to list the  certificates on the [New York
Stock Exchange] [American Stock Exchange][other].

Both the Prospectus and the Prospectus  Supplement provide information about the certificates.  The Prospectus provides general information some of which may not apply to the  certificates.  This Prospectus  Supplement  describes the specific terms of the certificates.  The specific terms of the certificates  described in this  Prospectus  Supplement  supercede  any related  general  discussion in the accompanying Prospectus.

The  underwriter[s]  will purchase the certificates  from  TIERS(R)______-Backed
Certificates  Trust______200[_] Series 200[_]. The underwriter[s] will then sell the  certificates  in negotiated  transactions  at varying prices at the time of
sale.   Proceeds  from  the   certificates  are  expected  to  total  ____.  The
certificates  will be delivered in book entry form through The Depository  Trust
Company and its participating members definitive form on or about ____.

                                    Citigroup

____ ____, 200_

                                     SUMMARY

Below is a concise  summary of the  principal  terms of the  Certificates.  As a summary,  it does not contain all of the  information  that may be  important to you.

Certificates........................There    will   be   ____    Class[es]    of
                                    Certificates, Class[es] ____ [and ____]. The
                                    Certificates  will  be  denominated  in  the
                                    Specified  Currency.   The  total  principal
                                    amount of Certificates  being issued is ____
                                    (the    "Initial    Certificate    Principal
                                    Balance").  The Certificates  will be issued
                                    in  [book-entry  records  of the  Depository
                                    Trust Company]  [definitive form] in minimum
                                    denominations of ____.]

Depositor...........................Structured Products Corp.

The Trustee.........................[U.S. Bank National Association]

The Trust...........................TIERS(R)______-Backed           Certificates
                                    Trust______200[_]  Series 200[_], which will
                                    be formed  under a Trust  Agreement  between
                                    the Depositor and the Trustee. [The Trust is
                                    a [Delaware] [other] [business]  [statutory]
                                    trust.]

Securities..........................The  Depositor  will  deposit into the Trust the following  fixed income  securities (the
                                    "Term Assets"): [SELECT ONE OF THE FOLLOWING
                                    BRACKETED   SELECTIONS]    [Alternative   1:
                                    specify   debt   security  or  asset  backed
                                    security  or a pool of such debt  securities
                                    or  asset   backed   securities   issued  or
                                    guaranteed  by  their  terms  by one or more
                                    corporations,     banking     organizations,
                                    insurance   companies  or  special   purpose
                                    vehicles    (including    trusts,    limited
                                    liability  companies,  partnerships or other
                                    special purpose  entities)]  [Alternative 2:
                                    specify  obligations  of one or more foreign
                                    private  issuers]  [Alternative  3:  specify
                                    debt   security   or  pool   of  such   debt
                                    securities  which  represent  obligations of
                                    the  United  States of  America,  any agency
                                    thereof  for the  payment  of which the full
                                    faith  and  credit of the  United  States of
                                    America  is  pledged,  or  a  United  States
                                    governmental  sponsored organization created
                                    pursuant to a federal statute]  [Alternative
                                    4:  specify  debt  security  or pool of such
                                    debt securities which represent  obligations
                                    issued by or by their terms  guaranteed by a
                                    foreign government, political subdivision or
                                    agency or instrumentality thereof] [maturing
                                    in ___ years]  issued by [specify  issuers],
                                    and  having  the  characteristics  described
                                    herein  under   "Description   of  the  Term
                                    Assets."

Term Assets Issuer..................The issuer of the Term Assets deposited into the Trust is  [identify]  [repeat for each].
                                    The Term Assets Issuer is not  participating
                                    in  this  offering  and  has no  obligations
                                    under the  Certificates.  Information  about
                                    the Term Assets  Issuer is  available in the
                                    Term  Assets   Issuer's   filings  with  the
                                    Commission.

Closing Date........................On or about _____

Interest and Principal
Distributions.......................[Interest  will  be  distributed  each  ____
                                    (each a "Distribution  Date").  The interest
                                    rate  for the  Certificates  is  [____%  per
                                    annum] [variable] (the "Interest Rate"). The
                                    Trust  will  pass  through  interest  to the
                                    holders       of      the       Certificates
                                    ("Certificateholders")   based  on  payments
                                    [received by the Trust under the securities]
                                    [to the Trust by the Swap Counterparty under
                                    the  Swap  Agreement].   [Distributions   of
                                    interest for [a given  period] will be based
                                    on the value of [specify  index]  determined
                                    as of the ____ day prior to the  first  day]
                                    [on  the  last  day]  (the  "Interest  Reset
                                    Date")  [other  basis of  determination]  of
                                    that  [period]  [by  the  Calculation  Agent
                                    under the Swap  Agreement]  [under the terms
                                    of the Term Assets.]]

                                    Principal  will be  distributed  [on a final
                                    Distribution  Date  occurring  on  ___  (the
                                    "Final Scheduled Distribution Date")] [or as
                                    the   Trust   receives    distributions   of
                                    principal  on the  Term  Assets  it  holds].
                                    [Describe    any    other    distributions.]
                                    [Distributions  of  principal  on the  Class
                                    ____  Certificates may be less than the full
                                    principal   amount   of   the   Certificates
                                    [depending  on the value of [describe  index
                                    and  valuation  period]  [if  the  Trust  is
                                    required to make a  termination  payment [or
                                    payment  under the credit  swap  transaction
                                    under the Swap Agreement].]

                                    [The   Class  ____   Certificates   have  an
                                    amortizing principal balance. The Class ____
                                    Certificates   will  receive  all  scheduled
                                    payments on interest that the Trust receives
                                    on or  before  ___ on  the  Term  Assets  it
                                    holds.  Each payment  will  reflect  partial
                                    amortization of the principal balance of the
                                    Class ____  Certificates  and a distribution
                                    of interest at a rate of ____ % per annum.]

                                    [The  Class  ____   Certificates   will  not
                                    receive scheduled  distributions of interest
                                    or    principal,    but   will   receive   a
                                    distribution of the Term Assets on ___ .]

                                    [If the Term  Assets  are in  default or are
                                    redeemed early, the Trust will terminate and
                                    the Term Assets or  proceeds  of  redemption
                                    will be divided  between  the Class ____ and
                                    Class  ____  Certificates.   The  percentage
                                    share of the Term  Assets  received  by each
                                    Class  will  vary  based on when  the  Trust
                                    terminates.    See   "Description   of   the
                                    Certificates."]

Call Rights.........................[The  Certificates  are  subject  to a  call option  in favor of  [identify]  on ___ at a
                                    price of ____.]

[Depositor
Optional Exchange...................[Holders of the Certificates  have a limited right] [The  Depositor  and its  affiliates,
                                    but   not   any   other    Holder   of   the
                                    Certificates,  will have a limited right] to
                                    exchange   Certificates  for   corresponding
                                    portions   of   the   Term    Assets.    The
                                    [Depositor's] right to make such an exchange
                                    is  subject  to   restrictions   on  advance
                                    notice, frequency, and minimum amount of the
                                    exchange.   [In   addition,   an  exchanging
                                    Certificateholder  will be responsible for a
                                    partial  termination  payment under the Swap
                                    Agreement.]]

[Swap Counterparty..................[identify]]

[Swap Agreement.....................Swap   Counterparty   will  enter  into  [an
                                    interest rate swap] [a cross-currency  swap]
                                    [a total  return  swap]  [a call put  option
                                    transaction]    [a   credit   swap]   [other
                                    transaction] with the Trust. The Trust [will
                                    pay to the Swap  Counterparty the [interest]
                                    [principal]  amounts  the Trust  receives on
                                    the Term Assets  [will] [may be required to]
                                    deliver  to the Swap  Counterparty  the Term
                                    Assets  on dates  at a price  of  ____.  [In
                                    exchange for periodic  payments  made by the
                                    Swap  Counterparty,  the Trust will  deliver
                                    the Term Assets to the Swap  Counterparty if
                                    a specified credit-related event occurs with
                                    respect to [specify  entity.] The Trust will
                                    receive payments under the Swap Agreement on
                                    the same dates the Trust makes distributions
                                    on the  Certificates.  The Trust  will apply
                                    the  payments  it  receives  under  the Swap
                                    Agreement to make  distributions of interest
                                    [and principal] on the Certificates.]

[Swap Agreement
Guarantee...........................[_______________will      guarantee      the
                                    obligations of Swap  Counterparty  under the
                                    Swap Agreement.]

[Calculation Agent..................[Entity] will act as Calculation Agent under the Swap  Agreement  and will  calculate the
                                    value of index from time to time.]

[Exchange Rate  Agent...............[Entity] will act as Exchange Rate Agent and will calculate  applicable rates of exchange
                                    between U.S. dollars and specified  currency
                                    for investors  purchasing  the  Certificates
                                    with U.S. dollars.]

[Credit Enhancement.................The credit enhancements include [a financial
                                    guaranty   insurance   policy]   [letter  of
                                    credit]      [guarantee]      [subordination
                                    features]. [Describe]]

[Retained Interest..................Describe  any   retained   interest  of  the
                                    Depositor]

Tax Status..........................The  Depositor  will receive an opinion that the Trust [should]  [will] be  characterized
                                    as  a   grantor   trust   and  will  not  be
                                    characterized as an association taxable as a
                                    corporation.

Rating..............................The  Certificates  must be assigned a rating of ____ by ____in order to be issued.

ERISA Considerations................A   plan    subject    to   the    fiduciary
                                    responsibility  provisions  of the  Employee
                                    Retirement  Income  Security Act of 1974, as
                                    amended,  or  Section  4975 or the  Internal
                                    Revenue   Code   [may   not   purchase   the
                                    Certificates]     [must     make     special
                                    arrangements  with  the  Depositor  and  the
                                    Trustee   in   order   to    purchase    the
                                    Certificates]   [should   consult  with  its
                                    counsel  before  making an investment in the
                                    Certificates]. See "ERISA Considerations."

                                  RISK FACTORS

In  addition  to the  risk  factors  discussed  in the  Prospectus,  prospective purchasers of the  Certificates  should  carefully  consider the following  risk factors:

[Describe any special risk factors from Term Assets.]

[Prepayments Will Affect Yield and Recovery of Investment

The Term Assets [can be redeemed  early at the option of the Term Assets  Issuer
[specify  dates or  conditions]  [may  amortize  early as a result of  [describe amortization features of underlying  security.]] If the Term Assets are redeemed early, the Trust will be terminated and Certificateholders will receive a return of principal before the scheduled maturity of the Certificates] [proceeds of the redemption  will be divided  between the Class ____ and Class ____  Certificates based on the outstanding Class ____ Certificate  Principal Balance determined on the  termination  date. See  "Description of the  Certificates--Collections  and
Distributions."] See "Risk Factors" in the Prospectus.

If the Term Assets are redeemed  early,  the Trust [and the Swap Agreement] will terminate[,  and the Trust may be required  to pay a  termination  payment.  See
"--Liability  for  Swap   Termination   Payments"  in  this  section  and  "Risk
Factors--Trust  May  Include  Derivatives  which  Could  Affect the Value of the
Certificates" in the Prospectus.

[The Class ____  Certificates are not entitled to distributions of principal but receive  interest cash flows from the Term Assets for so long as the Term Assets are  outstanding.  If the Term Assets are prepaid or redeemed early or the Trust is wound up early,  returns on the Class  ____  Certificates  will be  adversely affected. Such prepayment, redemption or wind up may occur before holders of the
Class ____ Certificates have recovered the initial investment.]

[Sensitivity to Interest Rates

[The Class ____  Certificates  do not receive  allocations of either interest or principal until the Final Scheduled  Distribution  Date. The market value of the
Class  ____  Certificates  from time to time will be  sensitive  to  changes  in interest rates, more so than the Term Assets.]

The Certificates  are Index-Linked  Certificates as described in the Prospectus.
Distributions  of [interest] [and  principal]  with respect to the  Certificates will depend on the value of the specify index.  The [specify  index] indexes the appreciation or depreciation in the price of a designated  [group of securities, commodities,  currencies,  intangibles,  goods or  articles  or other  objective price,  economic or other measure] [mutual fund(s)] over a given period of time.
Depending  on the  performance  of the  [specify  index]  over a given  interest period,  Certificateholders  may  receive  lesser  amounts of  interest on these
Certificates  than they would  otherwise  have  received  had they held the Term
Assets.   Depending  on  [the  performance  of  the  index  over  the  time  the
Certificates  are  outstanding]  [the value of the index on the scheduled  final distribution date for the Certificates], Certificateholders may receive a lesser return of principal on the  Certificates  than they would have received had they held the Term Assets.

The value of the index is determined by changes in the prices of the [securities commodities,  currencies,  intangibles,  goods or  articles  or other  objective price,  economic or other measure] making up the index.  Such changes  generally depend on factors -- such as economic and political events and the supply of and demand for [indexed assets] -- that the Depositor[,  the Swap  Counterparty] and the Trustee and their affiliates do not control and cannot foresee.

The risk of [decreased interest payments] [and loss of principal] as a result of the  linkage of payments on  Index-Linked  Certificates  to the index and to the
Indexed Assets is substantial.  Prospective  purchasers should consult their own financial  and legal  advisors  as to the risks  entailed  by an  investment  in
Index-Linked Certificates.]

[Currency Risks

The  Certificates  are not  denominated  in U.S.  dollars.  Depreciation  of the
[specified  currency]  against the U.S.  dollar will result in a decrease in the effective yield of such Certificate for an investor who pays dollars to purchase the  Certificates.  The value of the U.S. dollar in comparison to the [specified currency] depends on economic and political  factors,  the supply and demand for such currencies, and government interventions,  and can be highly unpredictable.
[In recent years, rates of exchange between the U.S.
dollar and [specified] currency have been volatile.]

The [specified  currency] may become  unavailable,  due to exchange  controls or other  events  beyond  the  control  of the  Depositor  or the  Trust.  In  such circumstances,  the Exchange  Rate Agent will  determine in its sold  discretion when and how to make distributions on the Certificates. This may include a delay until the [specified  currency] is again  available or a distribution in another currency at rates determined by the Exchange Rate Agent.

Courts in the United States  customarily  have not rendered  judgments for money damages  denominated  in any currency other than U.S.  dollars.  In the New York courts, an action based upon an obligation  denominated in a currency other than
U.S.  dollars  will  be  rendered  in the  foreign  currency  of the  underlying obligation  and converted into U.S.  dollars at the exchange rate  prevailing on the date of judgment.

Prospective  purchasers of such Certificates  should consult their own financial and legal advisors  about risks related to investments in currencies  other than
U.S. dollars.]

[Liability for Swap Termination Payments

[The Swap Agreement] [Each swap transaction] may be terminated early if

     o    the [related] Term Assets default [or are redeemed early];

     o    the Trust or the Swap Counterparty fails to make the required payments under the agreement;

     o    the Swap Agreement becomes illegal or invalid;

     o    the Trust or the Swap Counterparty becomes bankrupt;

     o    withholding  taxes are imposed on  payments  made by the Trust or Swap
          Counterparty under the Swap Counterparty;

     o    the Swap  Counterparty is involved in a merger and disaffirms the Swap
          Agreement; or

     o    [other]

At any time of early  termination  the Swap Agreement each swap  transaction may have value to either the Trust or the Swap Counterparty;  if so, the other party will be required to pay that value as a  termination  payment.  The  termination payment  corresponds to the estimated cost to the Trust or the Swap Counterparty of entering  into a  replacement  Swap  Agreement  swap  transaction.  Such cost depends on the comparative value of the remaining  [specify] payments to be made by the  Trust  and the  remaining  [specify]  payments  to be  made by the  Swap
Counterparty.

The holders of the  Certificates  will  effectively pay any termination  payment payable by the Trust, in proportion to the amount of their investment, up to the limit of the  Trust's  assets.  The value of [the  Swap  Agreement]  [each  swap transaction]  may be highly  volatile,  and it is not  possible to estimate  the maximum amount of the termination payment.

Please carefully review "Risk  Factors--Liability For Swap Termination Payments"
herein.]

[High Yield Term Assets--Greater Default Risk

The Term Assets [are]  [include] high yield  corporate debt  obligations of U.S.
[and other]  issuers  rated  below  investment  grade.  [The Term Assets are not
secured  by  any  collateral.]   [High  yield  debt  obligations  are  generally
unsecured.]  They [are] [may] also be subordinated  to other  obligations of the
Term Assets Issuer and have greater  credit and liquidity risk than is typically associated with investment grade corporate  obligations.  High yield obligations are often issued in connection with leveraged acquisitions or recapitalizations.
In such  transactions,  security issuers incur a substantially  higher amount of indebtedness than the level at which they had previously operated.

High yield debt obligations have historically  experienced greater default rates than has been the case for investment  grade  securities.  Although studies have been made of historical  default rates in the high yield market,  future default rates may differ.]

[Alternative Tax Characterization

The Depositor  will receive an opinion of counsel that the Trust will be treated as a grantor trust or as a  partnership  for federal  income tax  purposes.  See
"Federal  Income  Tax  Considerations"  in  this  Prospectus  Supplement  for  a discussion of the consequences of any alternative  characterization of the Trust that might be asserted by the IRS.]

[Emerging Market Term Assets--Special Risks

The Term Assets [include] [are] emerging market  securities,  and are subject to special risks.

Investing in the debt of emerging  markets issuers involves special credit risks not associated  with investing in more  established  capital markets such as the
United States and Western Europe. The risks may include:

     o    risks attributable to fluctuations in foreign exchange rates;

     o    political, economic and diplomatic instability;

     o    hyperinflation;

     o    expropriation;

     o    different legal systems;

     o    exchange controls;

     o    confiscatory taxation;

     o    nationalization of private businesses; or

     o    other governmental restrictions]

[Special Credit Risks

Foreign  investments may also be subject to foreign  withholding  taxes or other taxes or changes in the rates or methods of Price and Liquidity  Risks  taxation applicable to the Trust or to the Term Assets  Issuer.  The Term Assets are also subject to special price volatility and liquidity  risks.  [Specify market] [and other] emerging  markets have smaller capital  markets with  substantially  less volume than capital markets of non-emerging markets. As a result, the securities traded there are generally less liquid and prices are generally more volatile. A limited number of issuers often represent a disproportionately  large percentage of market  capitalization  and  trading  value in [specify  market]  [and other]
emerging markets.  In addition,  large investors trading  significant  blocks of securities,  or dealers making large  dispositions of securities  resulting from failure to meet margin calls,  may  significantly  affect price and liquidity in emerging markets.  Should the  Certificateholders  receive a distribution of the
Term Assets in kind, as a result of early  termination  of the Swap Agreement or the Trust,  such  factors may affect the price at which the  Certificateholders'
can dispose of the Term Assets and their ability to do so quickly.]

[Available Information for Emerging Markets

Disclosure and regulatory standards in emerging markets are often less stringent than those in other  international  securities  markets.  Many  emerging  market countries have a low level of monitoring and regulation of the market and market participants,  and limited and uneven  enforcement of existing  regulations.  An investor may be able to obtain little publicly  available  information  about an issuer in an emerging market country.  The Term Assets Issuer may not be subject to accounting, auditing and financial reporting standards comparable to those of
companies  in  non-emerging  markets.  As  a  result,   traditional   investment
measurements,  such as  price/earnings  ratios,  may not be useful  in  emerging markets.]

                             FORMATION OF THE TRUST

TIERS -Backed  Certificates  Trust 200_ (the "Trust") will be formed pursuant to the Trust  Agreement  dated as of , as  supplemented by the Series 19 Supplement dated as of [as a [common  law][Delaware][other]  [business] [statutory] trust].
[The Trust Agreement will be qualified as an indenture under the Trust Indenture
Act of 1939,  as amended (the "Trust  Indenture  Act").]  Concurrently  with the execution and delivery of the Trust Agreement, the Company will deposit with the
Trustee the proceeds from the sale of the Certificates to the Underwriter,  with instructions  to use such funds for the specific  purpose of purchasing the Term
Assets.  The Trustee,  on behalf of the Trust, will accept such funds,  purchase the Term  Assets  and  deliver  the  Certificates  to or upon  the  order of the
Company.  The  Trustee  will hold the Term  Assets [or  describe  other  payment source] for the benefit of the Certificateholders.

                                 USE OF PROCEEDS

The net proceeds to be received by the Company from the sale of the Certificates will be used to purchase the Term Assets [or  describe  other  payment  source], which, after the purchase thereof,  will be sold by the Company to the Trust and will be the sole Deposited Assets (as defined in the Prospectus) of the Trust.

                             THE TERM ASSETS ISSUER

This Prospectus Supplement does not provide information with respect to the Term
Assets  Issuer.  No  investigation  has been made of the financial  condition or creditworthiness  of the  Term  Assets  Issuer  or any  of its  subsidiaries  in connection  with  the  issuance  of the  Certificates.  [The  Company  is not an affiliate of the Term Assets Issuer.]

The Term  Assets  Issuer is subject  to the  informational  requirements  of the
Securities  Exchange  Act of 1934,  as  amended  (the  "Exchange  Act,")  and in accordance  therewith files reports and other information  (including  financial information)  with the Commission.  Copies of such reports and other information may be inspected and copied at the public reference facilities maintained by the
Commission  at 450  Fifth  Street,  N.W.,  Washington,  D.C.  20549,  and may be
obtained from the Public Reference Section of the Commission at Washington, D.C.
20549,   at  prescribed   rates.   The  Commission   maintains  a  Web  site  at
http://www.sec.gov  containing  reports,  proxy statements and other information regarding registrants that file electronically with the Commission. In addition, such reports and other  information  can be obtained from the Term Assets Issuer at its address specified in its most recent publicly available reports.

The Trust will have no assets  other than the Term  Assets  [or  describe  other payment  source] from which to make  distributions  of amounts due in respect of the Certificates.  Consequently,  the ability of  Certificateholders  to receive distributions  in respect of the  Certificates  will depend  principally  on the
Trust's  receipt of  payments  on the Term  Assets [or  describe  other  payment source] from the Term Assets Issuer.

Prospective  purchasers of the Certificates  should consider  carefully the Term
Assets Issuer's financial  condition and its ability to make payments in respect of such Term Assets. This Prospectus Supplement relates only to the Certificates being  offered  hereby and does not relate to the Term Assets or the Term Assets
Issuer. All information  contained in this Prospectus  Supplement  regarding the
Term Assets Issuer is derived from [the Term Assets Prospectus] [reports on file with the  Commission  and [the Term Assets  Offering  Document] [the Term Assets
Offering Document, which will not be available to Certificateholders]].  Neither the Company nor the  Underwriter  has  participated  in the  preparation of such documents,  or takes any  responsibility for the accuracy or completeness of the information  provided therein.  [However,  the material terms of the Term Assets are described under "Description of the Term Assets."]

        DESCRIPTION OF THE TERM ASSETS [or describe other payment source]

General

The Term Assets of the Trust will consist  solely of initially  $______aggregate principal  amount  of______  __  ______,  due ______  issued by the Term  Assets
Issuer[,  having the  following  characteristics  [SELECT  ONE OF THE  FOLLOWING
BRACKETED  SELECTIONS]  [Alternative  1: specify  debt  security or asset backed security or a pool of such debt securities or asset backed  securities issued or by their terms guaranteed by one or more  corporations,  banking  organizations, insurance  companies or special  purpose  vehicles  (including  trusts,  limited
liability   companies,   partnerships  or  other  special   purpose   entities)]
[Alternative  2: specify  obligations  of one or more foreign  private  issuers]
[Alternative  3: specify  debt  security or pool of such debt  securities  which represent  obligations  of the United States of America,  any agency thereof for the  payment of which the full faith and credit of the United  States of America is pledged,  or a United  States  governmental  sponsored  organization  created pursuant to a federal statute]  [Alternative 4: specify debt security or pool of such debt  securities  which represent  obligations  issued by or by their terms
guaranteed  by  a  foreign  government,   political  subdivision  or  agency  or
instrumentality  thereof]  [maturing in ___ years] issued by [specify  issuers], and having the  characteristics  described  herein  under  "Description  of Term
Assets."  [SELECT ONE OF THE FOLLOWING  BRACKETED  SELECTIONS]  [Alternative  1:
specify debt security or asset backed security or a pool of such debt securities or asset backed  securities  issued or by their terms  guaranteed by one or more corporations,  banking  organizations,  insurance  companies or special  purpose vehicles (including trusts,  limited liability companies,  partnerships or other special purpose  entities)]  [Alternative 2: specify  obligations of one or more foreign private  issuers]  [Alternative 3: specify debt security or pool of such debt securities which represent obligations of the United States of America, any agency  thereof for the payment of which the full faith and credit of the United
States  of  America  is  pledged,  or a  United  States  governmental  sponsored organization created pursuant to a federal statute] [Alternative 4: specify debt security or pool of such debt securities which represent  obligations  issued by or by their terms guaranteed by a foreign government,  political  subdivision or agency or  instrumentality  thereof]  [maturing in ___ years] issued by [specify issuers], and having the characteristics  described herein under "Description of
Term Assets." The Term Assets were  originally  issued by the Term Assets Issuer as part of [an  underwritten  public  offering  of $______  aggregate  principal amount of such  securities,  pursuant to a  registration  statement  on Form S-3
(together  with  all  amendments   and  exhibits   thereto,   the  "Term  Assets
Registration  Statement"),  filed by the Term Assets Issuer with the  Securities and Exchange  Commission (the "Commission") under the Securities Act of 1933, as amended  (the  "Securities  Act")] [an  offering  of  $______________  aggregate principal  amount of such securities  which have not been  registered  under the
Securities Act and are being sold to the Trust  pursuant to [describe  exemption from registration  under the Securities Act].]  Distributions are required to be
made  on  the  Term  Assets  [or  describe  other  payment   source]   [monthly]
[semiannually]  [or other] on the____  day of each  ______ ,  commencing  ______
(each, a "Term Assets Payment  Date"),  or if such day is not a Business Day, on the next succeeding Business Day.

The Term  Assets [or  describe  other  payment  source]  deposited  in the Trust represent the sole assets of the Trust that are available to make  distributions in respect of the Certificates.  Consequently, the ability of Certificateholders to  receive  distributions  in respect of the  Certificates  will  depend on the
Trust's  receipt of payments  on, or in respect of, the Term Assets [or describe
other  payment  source].   This  Prospectus   Supplement  relates  only  to  the
Certificates being offered hereby and does not relate to an offering of the Term
Assets [or describe other payment source].

[The  disclosure  under this caption in the  Prospectus  Supplement  is intended primarily  to identify the Term Assets [or describe  other  payment  source] and does not purport to summarize the Term Assets [or describe other payment source]
or to provide information with respect to the Term Assets Issuer.  Appendix A to this Prospectus Supplement, which contains the pricing terms of the Term Assets, is derived solely from the description  thereof in the [Term Assets  Prospectus]
[Term  Assets  Offering  Document].  Such  information  does not  purport  to be complete and is qualified in its entirety by, and should be read in  conjunction with [(i) the Term  Assets  Prospectus,  and (ii) the Term  Assets  Registration
Statement,  of which the Term  Assets  Prospectus  is a part]  [the Term  Assets
Offering  Document].  No representation is made by the Trust, the Trustee or the
Company as to the accuracy or completeness  of the information  contained in the
[Term Assets Prospectus or the Term Assets Registration Statement.] [Term Assets
Offering  Document.  Copies  of the  Term  Assets  Offering  Document  shall  be furnished to prospective certificateholders by the Depositor upon request.]]

[The following is a description of the material terms of the Term Assets,  which has been taken solely from the Term Assets  Offering  Document.  The Term Assets
Offering  Document  will  not be made  available  to  certificateholders  by the
Trustee,  the  Depositor,  the  Underwriter or any of their  affiliates.  For an understanding of the material terms of the Term Assets,  certificateholders  may have to rely solely on the following  description  of the material  terms of the
Term Assets]

[Distributions          The Term Assets Issuer will make distributions of
[______] on the Term Assets on [______], commencing [______],
200[_].]

[Maturity Date    [__________ __________]]

[Interest  Accrual  [Interest  will accrue on the Terms  Assets at a rate of [_]
from [_] to [_] and from [_] to blank for the first interest accrual period.]]

[Redemptions  [Term  Assets shall be  redeemable  in whole and in part upon [_], with not less  than [_] days and not more than [_] days  notice at a  redemption price equal to [_]]]

[Puts  [Holders of the Term Assets (which  includes the Trustee)  shall have the option to sell  their  Terms  Assets to the Term  Assets  Issuer in whole [or in part]  upon [_], with not less than [_] days and not more than [_] days  notice, at a price equal to [_].]]

[Events of Default] [Any one of the following  events  constitutes  an "Event of
Default" under the [_] (an "Event of Default") with respect to the Term Assets:

          (i) the  default  by the Term  Assets  Issuer  in the  payment  of any principal or interest when due under the [_];

          (ii) the default in the  performance  of, or breach,  in any  material respect, of any covenant or warranty of the Term Assets Issuer contained in the [_] and such  default or breach  continues  uncured for a period of [_]
     days after there has been given written notice of such default or breach to the Term  Assets  Issuer by the  holders of at least [_]% of the  aggregate outstanding principal amount of the Term Assets; and

          (iii) the  occurrence  of certain  events of  bankruptcy or insolvency with respect to the [Term Assets Issuer] [others].]

Ratings

The Term  Assets  have been rated  "______"  by  ______.  Any rating of the Term
Assets is not a recommendation to purchase, hold or sell such Term Assets or the
Certificates,  and there can be no  assurance  that a rating will remain for any given period of time or that a rating will not be revised or withdrawn  entirely by a rating agency if in its judgment circumstances in the future so warrant.

Citigroup Global Markets Inc. and the Term Assets Issuer

From time to time, Citigroup Global Markets Inc. may be engaged by the Term
Assets Issuer as an underwriter or placement agent, in an advisory capacity or in other business arrangements.  In addition, Citigroup Global Markets
Inc. or another affiliate of the Company may make a market in other outstanding securities of the Term Assets Issuer.

                         DESCRIPTION OF THE CERTIFICATES

General

The Certificates will be denominated and distributions with respect thereto will be payable in United States  Dollars,  which will be the  Specified  Currency as such term is  defined  in the  Prospectus.  The  Certificates  represent  in the aggregate the entire beneficial ownership interest in the Trust. The property of the Trust will be pledged by the Trust to secure  payments on the  Certificates.
The property of the Trust will consist of (i) the Term Assets [or describe other payment  source],  (ii) all  payments on or  collections  in respect of the Term
Assets [or describe other payment  source] accrued on or after the Closing Date, together  with any  proceeds  thereof,  and (iii)  all  funds  from time to time deposited with the Trustee in accounts related to the Trust. The property of the
Trust will be held for the benefit of the  Certificateholders  by the  Indenture
Trustee.  Certificateholders  will receive payments on each Distribution Date as described herein. See "-Collections and Distributions."

The  Certificates  do not represent an interest in or obligation of the Company, the Term Assets  Issuer,  the Term  Assets  Trustees,  the Trustee or  Citigroup
Global Markets Inc. or any affiliate thereof.

The aggregate  principal amount of the Certificates  will initially be $______ .
The principal amount of any Certificate will represent a pro rata portion of the then-current aggregate principal amount of all outstanding Certificates.

The aggregate  Certificate  Principal Balance of the Certificates will initially be $______ . The Certificate Principal Balance of any Certificate will represent a pro rata portion of the then-current  aggregate  Certificate Principal Balance of all outstanding Certificates.

The [monthly]  semiannual [or other] Fixed Payment  payable on the  Certificates will be allocated  between  interest  and return of  principal  according to the table attached as Appendix B hereto.  Although  payments on the Certificates are denominated  as principal and interest,  the  Certificates  generally  represent indirect beneficial ownership of solely the interest payments on the Term Assets
[or  describe  other  payment  source]  and will be paid  solely  from  interest
payments   on  the   Term   Assets   [or   describe   other   payment   source].
Certificateholders have no right to any portion of the principal payments on the
Term Assets [or describe other payment source].

Form of the Certificates

The Certificates will be delivered in registered form. [The Certificates will be issued,  maintained and  transferred  on the  book-entry  records of DTC and its
Participants in minimum denominations of $1,000 and integral multiples thereof.]

[The  Certificates  will each  initially  be  represented  by one or more global certificates,  registered in the name of the nominee of DTC  (together  with any successor  clearing  agency  selected by the Company,  the  "Clearing  Agency"), except as  provided  below;  the  Company  has been  informed  by DTC that DTC's nominee  will be Cede & Co. No  Certificateholder  will be entitled to receive a note or certificate  representing such Certificateholder's  interest,  except as set forth below under  "Definitive  Certificates."  Unless and until  Definitive
Certificates  (as  defined  below) are issued  under the  limited  circumstances described herein, all references to actions by  Certificateholders  with respect to any such  Certificates  shall refer to actions taken by DTC upon instructions from its Participants.  See "Definitive  Certificates" below and "Description of the Certificates-Global Certificates" in the Prospectus.]

[Under the rules,  regulations and procedures creating and affecting DTC and its operations,  DTC will take action  permitted to be taken by a  Certificateholder under the Indenture or Trust Agreement, as applicable,  only at the direction of one or more  Participants to whose DTC account such  Certificates  are credited.
Additionally, DTC will take such actions with respect to specified Voting Rights
(as defined  herein) only at the direction and on behalf of  Participants  whose holdings of such  Certificates  evidence such specified  Voting Rights.  DTC may take  conflicting  actions  with  respect to Voting  Rights,  to the extent that
Participants  whose  holdings  of  Certificates   evidence  such  Voting  Rights
authorize divergent action.]

Definitive Certificates

Definitive  Certificates  will be  issued to  owners  of  Certificates  or their nominees,  respectively,  rather than to [DTC] or its  nominee,  only if (i) the
Company  advises the Trustee in writing that DTC is no longer willing or able to discharge properly its  responsibilities  as Clearing Agency with respect to the
Certificates  and the Company is unable to locate a qualified  successor or (ii)
the Company,  at its option,  elects to terminate the book-entry  system through
[DTC].

[Upon  the  occurrence  of any  event  described  in the  immediately  preceding
paragraph,   the  Trustee  is  required  to  notify  all   Participants  of  the
availability  through DTC of Definitive  Certificates.  Upon surrender by DTC of the  definitive  certificates  representing  the  Certificates  and  receipt  of instructions for re-registration,  the Trustee will reissue such Certificates as
Definitive  Certificates issued in the respective principal amounts owned by the individual  owners  of  such  Certificates,  and  thereafter  the  Trustee  will recognize  the holders of such  Definitive  Certificates  as  Certificateholders under the Trust Agreement.]

[Listing on the [New York Stock] Exchange]

[The  Certificates  have been  authorized for listing,  upon official  notice of issuance, with [the NYSE]. There can be no assurance that the Certificates, once listed, will continue to be eligible for trading on the NYSE.]

Interest Accrual

For each Distribution Date, interest shall accrue on the Certificates during the period (the  "Interest  Accrual  Period")  commencing on and including the prior
Distribution  Date to, but excluding,  such  Distribution  Date, except that the initial Interest Accrual Period shall commence on ______ .

Interest will accrue on each Certificate for each Interest Accrual Period ending on or prior to the Final  Distribution  Date at the Yield to Final  Distribution
Date (such accrued interest,  the "Periodic Interest").  Periodic Interest shall be payable  (together with principal on Certificates) on the Distribution  Dates related to each applicable Interest Accrual Period.

See  "Description  of  the  Certificates-Interest  on the  Certificates"  in the
Prospectus.

Collections and Distributions

Distributions by the Indenture  Trustee and the Certificate  Trustee pursuant to the  terms  of the  Certificates,  respectively,  and the  Indenture  and  Trust
Agreement, respectively, shall be made, subject to timely receipt of payments on the Term Assets [or  describe  other  payment  source]  and, in the case of cash distributions,  solely to the extent of funds held under the Indenture and Trust
Agreement,   as  applicable,   on  each  Distribution  Date  through  the  Final
Distribution Date, subject to the provisions discussed under "Description of the
Certificates--Recovery   on   Term   Assets   Following   Payment   Default   or
Acceleration."

If a payment with respect to the Term Assets [or describe other payment  source]
is made to the Trustee after the [______] Payment Date on which such payment was due, the Trustee will  distribute any such amounts  received on the Business Day following  such  receipt;  provided,  however,  that  the  Record  Date for such distribution  shall be five  days  prior to such  Business  Day.  No  additional amounts  will accrue on the  Certificates  or be owed to  Certificateholders  in respect of such distribution.

All amounts  received on or with respect to the Term Assets [or  describe  other payment source] shall be held uninvested by the Trustee.

On each Distribution Date, the Trustee will distribute Interest  Collections (as defined  below)  for such  Distribution  Date in the  Collection  Account to the
Certificateholders  for the  payment of Fixed  Payments,  but only to the extent that such  Interest  Collections  were accrued  prior to the Final  Distribution
Date.

"Interest  Collections"  means,  with  respect  to any  Distribution  Date,  all
payments   received  by  the  Trustee,   during  the  Collection  Period  ending
immediately prior to such  Distribution  Date, in respect of (i) interest on the
Term Assets [or describe  other  payment  source],  and (ii)  penalties or other amounts  required  to be paid  because of late  payments  on the Term Assets [or describe other payment source].  "Collection  Period" means each period from and including  the  preceding  Distribution  Date  (or,  in the  case  of the  first
Distribution  Date, from and including the Closing Date) up to and including the first Business Day preceding such Distribution Date.

Recovery on Term Assets [or describe other payment source] Following Payment
Default or Acceleration

If a Payment Default or an  Acceleration  occurs,  the Certificate  Trustee will promptly  give  notice to The  Depository  Trust  Company  ("DTC")  or,  for any
Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates  thereof.  Such notice will set forth
(i) the  identity of the issuer of the Term Assets [or  describe  other  payment source], (ii) the date and nature of such Payment Default or Acceleration, (iii)
the amount of the  interest  or  principal  in  default,  (iv) the  Certificates affected by the Payment Default or Acceleration,  and (v) any other  information which the Trustee may deem appropriate.

In the event of a Payment  Default,  the Trustee is required to proceed  against the Term Assets Issuer on behalf of the  Certificateholders  to enforce the Term
Assets [or describe other payment  source] or otherwise to protect the interests of the  Certificateholders,  subject  to the  receipt of  indemnity  in form and substance  satisfactory  to the Trustee;  provided that holders of  Certificates representing  a  majority  of the  voting  rights  on the  Certificates  will be entitled to direct the Trustee in any such  proceeding  or direct the Trustee to sell  the Term  Assets  [or  describe  other  payment  source],  subject  to the
Trustee's receipt of satisfactory indemnity. In the event of an Acceleration and a corresponding  payment on the Term Assets [or describe other payment  source], the Trustee will distribute the proceeds to the Certificateholders no later than two Business Days after the receipt of immediately available funds.

A "Payment Default" means a default in the payment of any amount due on the Term
Assets [or describe other payment source] after the same becomes due and payable
(and the  expiration  of any  applicable  grace  period on the Term  Assets  [or describe other payment source]). An "Acceleration" means the acceleration of the maturity  of the Term  Assets  [or  describe  other  payment  source]  after the occurrence of any default on the Term Assets [or describe other payment  source]
other than a Payment Default.

In the event that the Trustee receives money or other property in respect of the
Term Assets [or describe other payment  source] (other than a scheduled  payment on or with respect to an interest payment date) as a result of a Payment Default on the Term Assets [or describe other payment  source]  (including from the sale thereof),  the  Trustee  will  promptly  give  notice as  provided  in the Trust
Agreement to DTC, or for any Certificates  which are not then held by DTC or any other  depository,  directly to the registered  holders of the Certificates then outstanding  and unpaid.  Such  notice  will state that,  not later than 30 days after the receipt of such moneys or other property  (including the Term Assets), the Trustee will allocate and distribute  such moneys or liquidate such property and distribute the cash proceeds to the holders of Certificates then outstanding and unpaid,  pro rata by principal amount (after deducting the costs incurred in connection  therewith and subject to the provisions set forth under "Description of the Trust Agreement -- The Trustee" herein).

Interest and  principal  payments on the Term Assets [or describe  other payment source] are payable solely by the Term Assets Issuer.

Credit Support

For the benefit  solely of the Class ____  Certificates,  credit support will be obtained and will  constitute part of the Trust to the extent provided below, in the  form of a[n]  [letter  of  credit]  [insurance  policy]  [reserve  account]
[subordination feature] as described below.

[Simultaneously with the Depositor's assignment of the Term Assets to the Trust, the  Depositor  will obtain a letter of credit (the  "Letter of Credit")  from a
letter  of  credit   issuer   in  favor  of  the   Trustee   on  behalf  of  the
Certificateholders.  The Letter of Credit will be  irrevocable  and will support the  [timely]  [ultimate]  remittance  of amounts  due with  respect to the Term
Assets.  The maximum amount that the Trustee may draw under the Letter of Credit will  initially  be equal to ____ . The  initial  amount of the Letter of Credit will be ___ . Thereafter, the amount of the Letter of Credit with respect to any
Distribution  Date  will  equal  the  lesser  of  (i)  ____%  of  the  aggregate
Certificate  Principal  Balance  outstanding on the preceding  Distribution Date
(after  giving  effect  to any  payment  of  principal  made on  such  preceding
Distribution  Date) but in any event not less than ____,  and (ii) the amount of the Letter of Credit on the preceding  Distribution Date, plus (a) reimbursement of certain  advances  under the Letter of Credit and (b) recoveries on defaulted
Term Assets describe other methods. The Letter of Credit expires on ______ . The
Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue  appropriate  remedies against the Term Assets and other collateral,  and any realization thereon shall be paid to LOC Issuer to the extent of any amounts owing, in the manner and priority  applicable to the Certificates that have been paid with proceeds of the Letter of Credit.]

[Add description of the LOC Issuer with respect to its debt ratings,  activities it engages in, regulatory authorities having jurisdiction over it and the nature
of  such  regulation,  a  narrative  description  of  its  assets,   liabilities
(including  deposits) and equity, and include an address for further information concerning the LOC Issuer. In addition,  to the extent that the Letter of Credit will  cover  payment  of 20% or more of the  aggregate  principal  amount of the
Certificates  covered  thereby,  provide or incorporate  by reference  financial statements and other information with respect to the LOC Issuer.]

[Simultaneously with the Depositor's assignment of the Term Assets to the Trust, the Depositor will obtain the financial guaranty insurance policy (the "Policy")
from  [identify]  (the  "Insurer")  in favor of the  Trustee  on  behalf  of the
Certificateholders.  The Policy will guaranty  scheduled  payments of principal, premium (if any) and interest with respect to the Class ____  Certificates.  The
Policy expires on ____. The Trustee will be obligated, in the event of a drawing on the Policy, to pursue appropriate  remedies against the Term Assets and other collateral,  and any  realization  thereon  shall be paid to the  Insurer to the extent of any  amounts  owing,  in the manner  and  priority  applicable  to the
Certificates that have been paid with proceeds of the Policy.]

[Add  language  regarding the issuer of the Policy with respect to its insurance strength  ratings,  activities  it engages  in,  regulatory  authorities  having jurisdiction over it and the nature of such regulation,  a narrative description of its assets,  liabilities  (including  deposits)  and  equity,  and include an address for further  information  concerning  the Insurer.  In addition,  to the extent  that the  Policy  will  cover  payment  of 20% or more of the  aggregate principal amount of the Certificates covered thereby,  provide or incorporate by reference financial  statements and other information with respect to the issuer of the Policy.]

[The Depositor will establish for the benefit of the Trustee on the Closing Date
a  Reserve  Account   containing   [cash,   letters  of  credit  and  short-term
investments]  acceptable to the rating agency  initially rating the Certificates in the  amount  of ____ .  Collections  with  respect  to the  Term  Assets  not distributed with respect to the  Certificates  shall be deposited in the Reserve
Account.  Amounts  so  deposited  in such  Reserve  Account  will be used by the
Trustee to make  payments of  principal  of and premium (if any) and interest on the  Certificates  to  the  extent  that  funds  are  not  otherwise  available.
Immediately  after any  Distribution  Date,  amounts in the  Reserve  Account in excess of [indicate formula] may be paid to the Depositor.]

[The  subordination  described herein provided by the Class ____ Certificates is designed  to protect  holders of the  remaining  Classes  of  Certificates  from certain  losses  and other  shortfalls  with  respect to the Term  Assets.  As a result,  losses and other  shortfalls  with  respect to the Term  Assets will be borne by the remaining  Classes of Certificates,  to the extent described below, only if such losses and other shortfalls are not so covered,  or the coverage in respect thereof has been exhausted.]

                         [DESCRIPTION OF SWAP AGREEMENT

As described in the Prospectus,  the Trust will enter into a Swap Agreement with
[specify Swap  Counterparty] in the form of a master agreement  published by the
International Swaps and Derivatives Association, Inc. [in 1992].

[The Swap Agreement will document an interest rate swap transaction  between the
Trust and the Swap  Counterparty  under  which  the  Trust  will pay to the Swap
Counterparty  the [fixed  rate]  [floating  rate]  coupon  payments  received in respect of the  Certificates  and receive from the Swap  Counterparty  [floating rate] [fixed rate] payments.  The swap transaction will have the effect, subject to  performance  by the Swap  Counterparty  of its  obligations  under  the Swap
Agreement,  of converting the coupon  otherwise  applicable to the  Certificates into the  effective  coupon  the  Trust  will  distribute  with  respect  to the
Certificates.]

[The Swap Agreement will document a cross-currency  swap transaction between the
Trust and the Swap  Counterparty  under  which  the  Trust  will pay to the Swap
Counterparty the [fixed rate] [floating rate] [foreign currency] [dollar] coupon and principal  payments  received on the Term Assets,  and will receive from the
Swap  Counterparty  [floating  rate] [fixed rate]  [dollar]  [foreign  currency]
payments.  The transaction  will have the effect,  subject to performance by the
Swap Counterparty of its obligations under the Swap Agreement, of converting the interest  rate and  currency  otherwise  applicable  to payment of interest  and principal  under the  Certificates  into the interest rate and currency in which the Trust will make distributions with respect to the Certificates.]

[The Swap  Agreement  will  document  a total  rate of return  swap  transaction between  the Trust and the Swap  Counterparty  under which the Trust will pay to the Swap Counterparty  coupon and principal payments received on the Term Assets during  the  relevant  period,  and will  receive  from  the  Swap  Counterparty
[interest]  [principal]  payments  based on the  increase  in value of the index during the relevant  period or make payments to the Swap  Counterparty  based on the decrease in value of the index during the  relevant  period.  The Trust will not be required to make payments under the total rate of return swap transaction if such  payments  would  cause a loss of  principal  to the  Certificates.  The
transaction   will  have  the  effect,   subject  to  performance  by  the  Swap
Counterparty  of its  obligations  under the Swap  Agreement,  of converting the return on the  Certificates  to the return based on the performance of the index that the Trust will distribute on the Certificates.]

[The Swap  Agreement will document an option  transaction  between the Trust and the Swap  Counterparty  under which the Trust will  [purchase a put option from]
[grant a call option to] the Swap  Counterparty with respect to the Certificates or the Term Assets,  and the Trust will make a payment to the Swap  Counterparty of ____ , and the Swap  Counterparty  will make a payment to the Trust of ____ .
[The call option will effectively  reserve to the Swap Counterparty the right to realize all or a portion of the gain from an increase in the market value of the specified  Term  Assets at or prior to the  maturity of the  Certificates  or to effect a  conversion  of the  Certificates  into the  right to  receive  another security.]  [The  put  option  will  entitle  the  Trust  to  put  to  the  Swap
Counterparty  the  Certificates  at par,  thereby  protecting  the Trust  from a decline in the market value of the related  Certificates in circumstances  where the  Certificates  may be outstanding on the Final Scheduled  Distribution  Date with respect to the  Certificates.]  [The Trust  Agreement will provide that the
Trust will automatically exercise the put option, unless otherwise instructed by the Certificateholders,  if the market value of the Certificates on the exercise date for the put option is less than the par value of such Certificates.]]

[The Swap Agreement  documents a credit swap transaction,  under which the Trust will receive payments from the Swap Counterparty of ____ % per annum on payments dates  which  occur  on each  Interest  Payment  Date for the  Certificates.  In exchange,  the Trust  will  agree to  exchange  the  Certificates  for  [specify deliverable  obligations] of [specify entity] (the "Reference  Entity") upon the occurrence  of one or more  defined  Credit  Events (as  described  below)  with respect to  [specify  entity].  Effectively,  the credit swap  transaction  will expose the Trust to the credit risks  associated  with  holding the  deliverable obligation directly.]

[The notional  amount of the [interest rate]  [currency]  [total rate of return]
[credit]  swap  transaction  will  be  equivalent  to the  principal  amount  of
Certificates held by the Trust.  Payment dates and payment accrual periods under the Swap Agreement will match the Distribution Dates and Interest Periods on the
Certificates.  The [floating  rate] [index value]  applicable to payments during each period under the Swap  Agreement  will be  established  by the  Calculation
Agent on each payment date based on the value of [the [floating  rate] as of the
__ day prior to the first day of the  Interest  Period] [the index as of the ___
day prior to the last day of the Interest  Period.] The value of [floating rate]
[index]  will be  determined  by  reference to the [screen] or in the event such
[screen]  [rate] [value] is  unavailable by reference to quotations  from market makers obtained by the Calculation Agent.]

                       DESCRIPTION OF THE TRUST AGREEMENT

General

The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the  Registration  Statement of which this  Prospectus
Supplement and the Prospectus form a part. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission  following the issuance and sale of the
Certificates.  The assets of the Trust  created under the Trust  Agreement  will consist of (i) the Term Assets [or  describe  other  payment  source],  (ii) all payments  on or  collections  in respect of the Term Assets [or  describe  other payment source] accrued on or after the Closing Date, together with any proceeds thereof,  and (iii) all funds from time to time  deposited  with the  Trustee in accounts related to the Trust. Reference is made to the Prospectus for important information in addition to that set forth herein  regarding the Trust, the terms and  conditions  of the Trust  Agreement  and the  Certificates.  The  following summaries  of certain  provisions  of the Trust  Agreement  do not purport to be complete  and are subject to the  detailed  provisions  contained in the form of
Trust  Agreement,  to which  reference is hereby made for a full  description of such provisions, including the definition of certain terms used herein.

Affiliate Exchange Right

Each affiliate of the  Depositor,  but not the Depositor  itself,  will have the right, subject to the limitations contained in the Trust Agreement,  on any date to  tender to the  Trustee  Certificates  [of each  Class]  comprising  the same percentage of the aggregate  Certificate  Principal Balance of the Certificates,
and to receive in exchange a principal  amount of Term Assets [or describe other payment  source]  comprising the same percentage of the Term Assets [or describe other payment source] deposited in the Trust.

The Trustee

____________ , will act as trustee for the  Certificates  and the Trust pursuant to the Trust  Agreement.  The Trustee's  offices are located at ____________ and its telephone number is____________ .

The Trust  Agreement  will provide that the Trustee and any  director,  officer, employee or agent  thereof will be  indemnified  by the Trust and held  harmless against any loss,  liability or expense  incurred in  connection  with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement,  other than any loss,  liability or expense (i) that  constitutes  a specific  liability of the Trustee under the
Trust Agreement or (ii) incurred by reason of willful misfeasance,  bad faith or negligence in the performance of the Trustee's  duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Pursuant to the Trust  Agreement,  as  compensation  for the  performance of its duties under such agreement, the Trustee shall be entitled to payment of trustee fees and  reimbursement  of  expenses  by the  Company  pursuant  to a  separate agreement with the Company,  but shall not have any claim against the Trust with respect thereto.

Event of Default

There are no events of default  with respect to the  Certificates.  If a Payment
Default or Acceleration occurs (or other default with respect to the Term Assets
[or  describe  other  payment  source]  occurs),  the Trustee  will act upon the instruction of  Certificateholders to recover amounts due on the Term Assets [or describe  other payment  source] and  distribute the proceeds from such recovery
(after   deducting  the  costs   incurred  in   connection   therewith)  to  the
Certificateholders.  See  "Description  of the  Certificates--Recovery  on  Term
Assets  [or  describe  other  payment  source]   Following  Payment  Default  or
Acceleration" herein.

Voting Rights

Certificateholders  will have 100% of the total Voting Rights. All Voting Rights with respect to the Certificates will be allocated among all  Certificateholders
in  proportion  to  the  respective   Certificate   Principal  Balances  of  the
then-outstanding  Certificates  held by such  Certificateholders  on any date of determination.

The  required  percentage  of  Voting  Rights  of  those  Certificates  that are materially  adversely  affected by any  modification  or  amendment of the Trust
Agreement necessary to consent to such modification or amendment shall be ____%.

Voting of Term Assets

The Trustee,  as holder of the Term Assets [or describe  other payment  source], has the right to vote and give  consents  and  waivers  in  respect of such Term
Assets [or describe other payment  source] as permitted by the  depositary  with respect thereto and except as otherwise  limited by the Trust Agreement.  In the event that the Trustee  receives a request  from the Term Assets  Issuer for its consent  to any  amendment,  modification  or waiver  of the Term  Assets or any document  relating  thereto,  or receives any other  solicitation for any action with  respect  to the Term  Assets,  the  Trustee  shall  mail a notice  of such
proposed   amendment,    modification,    waiver   or   solicitation   to   each
Certificateholder  of  record  as  of  such  date.  The  Trustee  shall  request instructions from the  Certificateholders  as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall  consent  or vote,  or refrain  from  consenting  or  voting,  in the same proportion  (based  on  the  relative  Certificate  Principal  Balances  of  the
Certificates)  as the Certificates of the Trust were actually voted or not voted by the  Certificateholders  thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required;  provided, however, that, notwithstanding  anything to the contrary stated herein, the Trustee shall at no time vote in favor of or consent to any matter (i) which  would defer the timing or reduce the amount of any then presently  scheduled payment on the Term Assets
[or describe other payment source], including,  without limitation, the deferral or  elimination of any then existing  right of  Certificateholders  to demand to accelerate  the Term Assets  following  a default  thereon  [or  describe  other payment  source] or (ii) which would result in the exchange or  substitution  of any Term Asset [or describe  other  payment  source]  pursuant to a plan for the refunding or refinancing of such Term Asset [or describe other payment  source], except in each case with the  unanimous  consent of the  Certificateholders  and subject  to the  requirement  that such vote or consent  would not,  based on an opinion of counsel,  materially  increase  the risk that the Trust would fail to qualify as a grantor trust for federal  income tax  purposes.  The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return,  directions  requested  by the Trustee from the
Certificateholders.

[Evidence as to Compliance]

[Annual  independent  audits  of the  Trust  will  not be  required.  The  Trust
Agreement  [will][will not] provide that within four months following the end of an Accounting  Period, a firm of independent  public  accountants will furnish a report to the Depositor,  the Rating Agencies and the Trustee to the effect that
such  firm  has  examined   certain   documents  and  records  relating  to  the
administration  of the Term Assets [or describe other payment source] during the related Accounting Period and performed  accounting and auditing  procedures set forth in the Trust  Agreement which should enable the recipients of such reports to determine  whether such  administration  was conducted in compliance with the terms of the Trust  Agreement.  Such report will identify any  exceptions  found during the examination.  "Accounting  Period" will mean each twelve-month period ending on the 30th day of June (commencing  with the twelve-month  period ending
June  30,____  ). The  Company  reserves  the  right to  change  the  timing  of
Accounting Periods, but no Accounting Period may exceed 12 months.]

Termination of the Trust

The Trust shall  terminate upon (i) the payment in full of amounts due and owing on the Certificates,  [(ii) the [distribution in  kind][liquidation] of the Term
Assets to the  Certificateholders  after a Payment  Default  or an  Acceleration thereof [or the failure of the issuer of the Term Assets to file  reports  under the  Securities  and  Exchange  Act of  1934]  or  (iii)  the  [distribution  in kind][liquidation]  of the Term  Assets upon the tender by an  affiliate  of the
Depositor of 100% of each of the  then-outstanding  Certificates in exchange for
100% of the Term Assets.] See  "Description of the Trust  Agreement-Termination"
in the Prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

Scope of Opinion

In the opinion of Orrick,  Herrington & Sutcliffe LLP, Special Tax Counsel,  the
Trust will be a grantor trust or a partnership  for federal  income tax purposes and not an association  taxable as a corporation (or publicly traded partnership treated as a corporation).

General

For tax reporting purposes,  the Trustee intends to treat the Trust as a grantor trust and the  balance  of this  discussion  assumes  that the Trust  will be so classified.  However, for a discussion of the consequences of recharacterization of the Trust as a partnership  for federal income tax purposes,  see "--Possible
Recharacterization  of the Trust as a Partnership in "Certain Federal Income Tax
Considerations" in the Prospectus.

[INSERT DISCUSSION OF TAX CHARACTERIZATION OF UNDERLYING SECURITIES AS
APPROPRIATE]

[In general,  each  certificate  will be treated as a synthetic debt  instrument issued  on the date it is  acquired  by the  holder  of such  certificate.  Each certificateholder  will be subject to the original issue discount  ("OID") rules of the Code and Treasury  Regulations with respect to such  certificates.  Under those rules,  the  certificateholder  (whether on the cash or accrual  method of accounting)  will be required to include in income the OID on its certificate as it accrues on a daily basis,  under a constant yield method,  regardless of when cash payments are received. The amount of OID on the certificates generally will be equal to the excess of all amounts payable on the certificate over the amount paid to acquire the  certificate  and the  constant  yield used in accruing  OID generally will be the yield to maturity of the certificate as determined by such holder based on that holder's purchase price for the certificate.  The amount of
OID that is reported in income in any particular year will not necessarily  bear any  relationship  to the amount of  distributions,  if any, paid to a holder in that year.]

Payments made on a certificate to a person that is not a U.S.  Person and has no connection with the United States other than holding its  Certificate  generally will be made free of United States federal  withholding  tax,  provided that (i)
the holder is not related  (directly or indirectly)  to certain other  specified
persons  and  (ii)  the  holder   complies  with  certain   identification   and
certification requirements imposed by the IRS.

See " Certain Federal Income Tax Considerations" in the Prospectus.

                              ERISA CONSIDERATIONS

The Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  and
Section 4975 of the Code impose certain  requirements on (a) an employee benefit plan (as  defined in Section  3(3) of ERISA),  (b) a plan  described  in Section
4975(e)(1) of the Code,  including an individual  retirement  account ("IRA") or
Keogh plan or (c) any entity  whose  underlying  assets  include  plan assets by reason of a plan's investment in the entity (each, a "Plan").

In accordance with ERISA's general  fiduciary  standards,  before investing in a
Certificate,  a Plan fiduciary  should  determine  whether such an investment is permitted  under the governing Plan  instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its  portfolio.  Other  provisions  of  ERISA  and  Section  4975 of the Code prohibit  certain  transactions  involving  the assets of a Plan and persons who have specified relationships to the Plan, i.e., "parties in interest" within the meaning  of ERISA or  "disqualified  persons"  within  the  meaning  of the Code
(collectively,  "Parties in Interest").  Thus, a Plan  fiduciary  considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a prohibited  transaction under ERISA or Section 4975 of the Code.  The Term Assets  Issuer,  the  Underwriter,  the Trustee and their respective affiliates may be Parties in Interest with respect to many Plans.

An investment in  Certificates by a Plan might result in the assets of the Trust being deemed to  constitute  plan assets,  which in turn might mean that certain aspects of such investment, including the deemed extension of credit between the
Term  Assets  Issuer  and the holder of a  Certificate  (as a result of the Term
Assets being deemed to be plan assets)  might be prohibited  transactions  under
ERISA and Section 4975 of the Code unless  exemptive relief were available under an applicable  exemption  issued by the United  States  Department of Labor (the
"DOL"). Neither ERISA nor the Code defines the term "plan assets." Under Section
2510.3-101  of the DOL  regulations  (the  "Regulation"),  a Plan's  assets  may include  the assets of an entity if the Plan  acquires an "equity  interest"  in such  entity.  Thus,  if a Plan  acquired a  Certificate,  for certain  purposes
(including  the prohibited  transaction  provisions of ERISA and Section 4975 of the Code),  the Plan would be  considered  to own an  undivided  interest in the underlying assets of the Trust unless an exception applied under the Regulation.

Each  purchaser of a Certificate,  as applicable,  and each fiduciary who causes any entity to  purchase a  Certificate  will be deemed to have  represented  and warranted that either (i) it is neither a Plan nor an entity the assets of which are  deemed  to be  "plan  assets"  or (ii) its  purchase  and  holding  of such
Certificate   will  not   constitute  or  result  in  a  non-exempt   prohibited
transaction.  In this regard,  prospective  Plan  investors as to which the Term
Assets  Issuer,  the  Underwriter  or any of their  affiliates may be a Party in
Interest may wish to consider the exemptive relief available under the following prohibited  transaction class exemptions  ("PTCE"):  (A) the qualified  in-house asset  manager  ("INHAM")  exemption  (PTCE 96-23),  (B) the  insurance  company general account exemption (PTCE 95-60), (C) the bank collective  investment fund exemption  (PTCE  91-38),  (D) the insurance  company  pooled  separate  account exemption (PTCE 90-1),  (E) the qualified  professional  asset manager  ("QPAM")
exemption (PTCE 84-14), and (F) the broker-dealer exemption (PTCE 75-1).

Nothing herein shall be construed as a representation  that an investment in the
Certificates  would  meet any or all of the  relevant  legal  requirements  with respect  to  investments  by, or is  appropriate  for,  Plans  generally  or any particular  Plan. Any Plan or any other entity the assets of which are deemed to be "plan assets," such as an insurance  company  investing assets of its general account, proposing to acquire Certificates should consult with its counsel.

                             METHOD OF DISTRIBUTION

Subject to the terms and  conditions  set forth in the  Underwriting  Agreement, dated [______] (the  "Underwriting  Agreement"),  the Company has agreed to sell and  Citigroup  Global  Markets Inc. (an  affiliate of the Company [and the Term
Assets  Issuer])  (the   "Underwriter[s]")  has  agreed  to  purchase,  all  the
Certificates.

The Underwriter has agreed, subject to the terms and conditions set forth in the
Underwriting Agreement, to purchase all Certificates offered hereby, if any such
Certificates  are purchased,  at a price of $______ , which will  constitute the aggregate  proceeds to the Company,  before  deducting  expenses  estimated at $
______ .

The Company has been  advised by the  Underwriter  that it proposes to offer the
Certificates  from  time to time in  negotiated  transactions  or  otherwise  at varying prices to be determined at the time of sale. Any profit on the resale of
Certificates by the Underwriter will constitute underwriting  compensation under the Securities Act.

The  Underwriting  Agreement  provides  that  the  Company  will  indemnify  the
Underwriter against certain civil liabilities,  including  liabilities under the
Securities  Act, or will  contribute to payments the Underwriter may be required to make in respect thereof.

Citigroup  Global  Markets  Inc. is an  affiliate  of the Company  [and the Term
Assets Issuer],  and the  participation  by Citigroup Global Markets Inc. in the offering  of the  Certificates  complies  with  Schedule E of the By-Laws of the
National  Association  of  Securities  Dealers,   Inc.  regarding   underwriting
securities of an affiliate.

                                 [MARKET MAKING

This Prospectus  Supplement and the  accompanying  Prospectus may be used by the
Underwriter[s]  in connection with offers and sales of the Certificates  offered by this Prospectus  Supplement and the accompanying  Prospectus in market-making transactions, including block positioning and block trades, at negotiated prices
related  to   prevailing   market   prices  at  the  time  of  sale.   [An][The]
Underwriter[s]  may act as  principal  or  agent in such  transactions.  If this
Prospectus Supplement and the accompanying Prospectus are used by an Underwriter in connection  with  market-making  transactions,  the  Underwriter  may also be required to include a market-making prospectus relating to the Term Assets.]

                                     RATINGS

It is a  condition  to the  establishment  of the Trust and the  issuance of the
Certificates  that the  Certificates be rated  identically to the Term Assets by
______ .______ has/have rated the Term Assets "______ ."

The ratings  address the  likelihood  of the  receipt by  Certificateholders  of payments  required  under the Trust  Agreement,  and are based  primarily on the credit quality of the Term Assets.

A security  rating is not a  recommendation  to buy, sell or hold securities and may be subject to revision or  withdrawal  at any time by the  assigning  Rating
Agency.  Each  security  rating should be evaluated  independently  of any other security rating.

The Company has not requested a rating on the  Certificates by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Certificates,  or, if it does, what rating would be assigned by any such other rating agency.  A rating on the Certificates by another  rating  agency,  if assigned  at all,  may be lower than the ratings assigned to the Certificates by the Rating Agencies.

                                 LEGAL OPINIONS

Certain legal matters relating to the  Certificates  will be passed upon for the
Company and for the Underwriter by Orrick, Herrington & Sutcliffe LLP, New York,
New York.

                                 INDEX OF TERMS

$  2
Acceleration.......................................16
Accounting Period..............................21, 22
Administration Agreement...........................49
Administration Fee..................................9
Administrative Agent Termination Events........44, 53
Administrator......................................49
AID................................................28
Base Rate......................................15, 16
Bearer Certificates................................12
Bearer Securities..................................12
Business Day...................................14, 15
Calculation Agent..............................16, 17
Calculation Date.......18, 19, 20, 22, 18, 19, 20, 22
CD Rate............................................18
CD Rate Determination Date.........................18
CD Reference Rate Certificate......................16
CD Reference Rate Security.........................16
Cede................................................2
Certificate........................................11
Certificate Account................................38
Certificate of Non-U.S. Beneficial Ownership...50, 59
Certificate Trustee................................10
Certificateholder...................................7
Certificateholders..................................2
Certificates........................................1
Clearing Agency................................13, 14
Clearstream....................................50, 59
Code...........................................53, 62
Collection Period..............................15, 16
Commercial Paper Rate..............................18
Commercial Paper Rate Determination Date.......18, 19
Commercial Paper Reference Rate Certificate........16
Commercial Paper Reference Rate Security...........16
Commission...............................11, 1, 11, 1
Company.............................................7
Components.........................................61
Composite Quotations...............................16
Concentrated Term Assets...........27, 28, 27, 28, 29
Corporate Trust Office.............................47
Coupons............................................12
Credit Support Instruments.....................40, 49
Cut-off Date...................................39, 48
Day of Valuation...................................61
Definitive Certificate.............................25
Definitive Security................................25
Depositary.....................................24, 25
Deposited Asset Provider.......................39, 48
Deposited Assets.........................3, 36, 3, 36
Depositor..........................................10
Determination Date.................................13
Distribution Date...................................2
DOL............................................23, 24
dollar..............................................2
DTC............................................15, 16
ERISA..........................................22, 23
Euroclear......................................50, 59
Event of Default...................................12
Exchange............................................9
Exchange Act.................................1, 10, 1
Exchange Rate Agent................................13
Exchangeable Series............................22, 23
Fannie Mae.........................................28
Federal Funds Rate.................................19
Federal Funds Rate Determination Date..............19
Federal Funds Reference Rate Certificate...........16
Federal Funds Reference Rate Security..............16
FFCB...............................................28
FHLB...............................................28
Final Scheduled Distribution Date...................2
Final Scheduled Payment Date........................3
Fiscal Agent...........................32, 33, 32, 34

GSE Issuer.....................................28, 29
H.15(519)..........................................16
Indenture.......................................10, 8
Indenture Trustee..................................10
Index Maturity.....................................16
Index-Linked Securities.............................6
Initial Certificate Principal Balance...............1
Initial Notes Principal Balance.....................1
Insurer............................................17
Interest Accrual Period........................14, 15
Interest Collections...........................15, 16
Interest Rate.......................................2
Interest Reset Date......................2, 16, 2, 17
Interest Reset Period..........................16, 17
IRA............................................22, 23
IRS......................................4, 53, 4, 62
Issuer.............................................40
Letter of Credit.......................16, 37, 17, 37
Letter of Credit Bank..............................37
LIBOR Determination Date...........................20
LIBOR Reference Rate Certificate...................16
LIBOR Reference Rate Security......................16
London Banking Day.............................14, 15

Nonrecoverable Advance.........................43, 51
Note Interest Rate..............................2, 12
Notes...............................................1
Notional Amount....................................15
Offering Agent......................................2
OID............................................22, 54
Optional Exchange Date.............................23
Original Issue Date................................11
outstanding debt securities........................31
participants.......................................25
Parties in Interest................................23
Pass-through Rate...................................2
Pass-Through Rate..............................11, 12
Payment Date........................................2
Payment Default....................................16
Periodic Interest..............................14, 15
Plan...........................................22, 23
Policy.............................................17
Prospectus Supplement...............................1
PTCE...........................................23, 24
Purchase Price.................................49, 58
Rating Agency.......................................4
Realized Losses....................................22
REFCORP............................................28
Reference Entity...................................19
Registered Certificates............................13
Registered Securities..............................13
Registration Statement..............................1
Regulation.....................................23, 24
Related Proceeds...............................43, 51
Required Percentage............................44, 53
Reserve Account................................37, 38

Secured Term Assets............................31, 32
Securities..........................................1
Securities Act...........................11, 1, 11, 1
Security...........................................11
Securityholders.....................................1
Senior Term Assets.................................31
Series..............................................1
Special Tax Counsel............................52, 61
Specified Currency..................................1
Spread.........................................15, 16
Spread Multiplier..............................15, 16
Strip Certificates.................................12
Strip Securities...................................12
Stripped Interest..................................15
Sub-Administration Agreement.......................40
Sub-Administrative Agent...........................40
Subordinated Term Assets...........................31
Surety.............................................37
Surety Bond........................................37
Term Asset Events of Default...31, 33, 34, 31, 33, 35
Term Assets............1, 3, 27, 28, 1, 3, 27, 28, 29
Term Assets Currency...............................35
Term Assets Indenture..........................29, 30
Term Assets Interest Accrual Periods...............35
Term Assets Issuer.......................7, 28, 7, 28
Term Assets Issuers................27, 28, 27, 28, 29
Term Assets Offering Document..27, 28, 29, 27, 28, 29

Term Assets Registration Statement.............10, 11
Treasury bills.....................................21
Treasury Rate Determination Date...............21, 22

Trust.....................................9, 2, 10, 2
Trust Agreement..............................9, 10, 9
Trust Indenture Act.........................9, 29, 30
Trustee's Fee.......................................9
TVA................................................28
U.S. dollars........................................2
U.S. Person....................................50, 59
U.S.$...............................................2
UBTI...............................................65
Underwriter[s].................................24, 25
Underwriting Agreement.........................23, 25
United States..................................50, 59
USD.................................................2
Variable Pass-Through Rate.....................11, 12
Voting Rights..............................44, 40, 53

                                   APPENDIX A

                          IDENTIFICATION OF TERM ASSETS

Terms of Term Assets
--------------------------------------------------------------------------------
Term Assets Issuer:

Term Assets:

Dated:

Original Principal
Maturity Date:

Original Par Value Amount
Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Term
Assets:

Par Value Amount of Term
Assets Deposited Under
Trust Agreement:

The Term Assets will be held by the  Trustee for the Owners of  Certificates  as book-entry credits to an account of the Trustee at [DTC].

Available Information

The Term  Assets  Issuer  is  subject  to the  information  requirements  of the
Securities  Exchange Act of 1934 and in accordance  therewith  files reports and other  information  with the  Commission.  Such reports,  proxy and  information statements  and  other  information  filed by the Term  Assets  Issuer  with the
Commission  can be  inspected  and  copied at the  public  reference  facilities maintained by the Commission at 450 Fifth Street, N.W., Washington,  D.C. 20549.
Copies of such material can be obtained from the Public Reference Section of the
Commission at 450 Fifth Street,  N.W.,  Washington,  D.C.  20549,  at prescribed rates.  The  Commission  maintains a Web site at  http://www.sec.gov  containing reports,  proxy statements and other information regarding registrants that file electronically  with the Commission.  [In addition,  certain material  described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]

No  dealer,  salesman  or any  other  person  has  been  authorized  to give any information or to make any  representations  other than those  contained in this
Prospectus  Supplement or the  Prospectus  in connection  with the offer made by this  Prospectus  Supplement  and the  Prospectus,  and, if given or made,  such information or representations must not be relied upon as having been authorized by the  Underwriter.  This  Prospectus  Supplement  and  the  Prospectus  do not
constitute an offer or solicitation by anyone in any  jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or  solicitation  is not  authorized or in which the person making such offer or solicitation  is not  qualified  to do so or to anyone to whom it is unlawful to make  such  offer or  solicitation.  Neither  the  delivery  of this  Prospectus
Supplement  or the  accompanying  Prospectus,  nor any sale made  hereunder  and thereunder,  shall,  under any  circumstances,  create any implication  that the information contained herein and in the accompanying Prospectus is correct as of any time subsequent to the date hereof;  however,  if any material change occurs while this Prospectus  Supplement or the accompanying  Prospectus is required by law to be delivered,  this Prospectus Supplement or the accompanying  Prospectus will be amended or supplemented accordingly.

================================================================================

                                        $

                            STRUCTURED PRODUCTS CORP.

             ======================================================

                                   PROSPECTUS
                                   SUPPLEMENT

                           Dated [______] [__], 200__

Until [date], all dealers that effect transactions in these securities,  whether or not participating in this offering,  may be required to deliver a prospectus.
This is in addition to the  dealers'  obligation  to deliver a  prospectus  when
acting  as  underwriters  and  with  respect  to  their  unsold   allotments  or
subscriptions.

================================================================================

               SUBJECT TO COMPLETION, DATED [______] [__], 200[_].

Prospectus

Trust Certificates
(Issuable in Series)

Structured Products Corp.
Depositor

The trust certificates offered hereby and by supplements to this Prospectus will be offered  from time to time in one or more  series and in one or more  classes within each such series.  Certificates of each respective  series and class will be offered on terms to be  determined  at the time of sale as  described  in the related  prospectus  supplement  accompanying  the delivery of this  Prospectus.
Certificates may be sold for United States dollars or for one or more foreign or composite currencies, and the principal of, premium, if any, and any interest to be  distributed  in respect  of  certificates  may be  payable in United  States dollars or in one or more foreign or composite currencies. Each series and class of  certificates  may be issuable as individual  securities  in registered  form without coupons or in bearer form with or without coupons  attached or as one or more global securities in registered or bearer form.

Each  series  of  certificates  will  represent  in  the  aggregate  the  entire beneficial  ownership  interest in  securities,  issued by one or more  issuers, together  with  certain  other  assets  described  herein  and  in  the  related prospectus supplement,  to be deposited in a trust for the benefit of holders of certificates  of such series by Structured  Products  Corp.  pursuant to a trust agreement and a series  supplement  thereto with respect to a given series among the Company, as depositor or transferor,  the administrative  agent, if any, and the trustee named in the related prospectus supplement.  Each term asset or term assets,  in the case of debt securities  with a common obligor,  which represent ten percent or more of the total of term assets in the trust  consist of [SELECT
ONE OF THE  BRACKETED  SECTIONS][Alternative  1: a fixed income debt security or asset backed security or pool of such debt securities or asset backed securities issued  or by  their  terms  guaranteed  by one or  more  corporations,  banking organizations,  insurance  companies  or  special  purpose  vehicles  (including trusts,  limited  liability  companies,  partnerships  or other special  purpose entities)  organized under the laws of the United States of America or any state which are subject to the informational  requirements of the Securities  Exchange
Act of 1934 and which in accordance therewith file reports and other information with the Securities and Exchange Commission] [Alternative 2: a fixed income debt security or pool of such debt securities  issued or by their terms guaranteed by one or more foreign  private issuers (as such term is defined in Rule 405 of the
Securities  Act of  1933)  subject  to  the  informational  requirements  of the
Securities  Exchange Act of 1934 and which in accordance  therewith file reports and other information with the Securities and Exchange Commission]  [Alternative
3: a fixed income debt security or pool of such debt securities  which represent obligations  of the  United  States of America  or any  agency  thereof  for the payment of which the full  faith and  credit of the United  States of America is pledged or a United States governmental  sponsored organization created pursuant to a federal  statute]  [Alternative  4: a fixed income debt security or pool of such debt  securities  which  represent  obligations  issued  or by their  terms
guaranteed  by  a  foreign  government,   political  subdivision  or  agency  or
instrumentality  thereof]. If so specified in the related prospectus supplement,
the  trust   for  a  series   of   certificates   may  also   include,   or  the
certificateholders of such certificates may have the benefit of, any combination of insurance  policies,  letters of credit,  reserve accounts and other types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the assets  deposited into the trust. See "Description of  Certificates"  and  "Description  of Deposited  Assets and Credit  Support."
Prospective  investors should consider,  among other things, the information set forth under "Risk Factors"  commencing on [page 3] of this Prospectus and in the related Prospectus Supplement.

Each class of certificates of any series will represent the right,  which may be senior to those of one or more of the other  classes of such series,  to receive specified portions of payments of principal,  interest and certain other amounts on the assets deposited into the trust in the manner described herein and in the related  prospectus  supplement.  A  series  may  include  two or  more  classes differing  as to the  timing,  sequential  order or amount of  distributions  of principal, interest or premium and one or more classes within such series may be
subordinated  in  certain  respects  to  other  classes  of  such  series.   The
certificates of each series (or class within such series) offered hereby will be rated at the time of issuance in one of the recognized  investment  grade rating categories by one or more nationally recognized rating agencies.

To the extent  provided  herein  and in the  applicable  prospectus  supplement,
Structured  Products  Corp.'s  only  obligations  with respect to each series of certificates  will  be,  pursuant  to  certain  representations  and  warranties concerning the assets  deposited into a trust,  to assign and deliver the assets deposited into a trust and certain related  documents to the applicable  trustee and, in certain cases, to provide for the credit support,  if any. The principal obligations  of an  administrative  agent,  if any is  named  in the  applicable prospectus supplement, with respect to a series of certificates will be pursuant to its  contractual  administrative  obligations  and, only as and to the extent provided in the related  prospectus  supplement,  its obligation to make certain cash advances in the event of payment delinquencies on the assets deposited into
a  trust.   See  "Description  of  Trust   Agreement--Advances   in  Respect  of
Delinquencies."

The  certificates of each series will not represent an obligation of or interest in  Structured  Product's  Corp.,  any  administrative  agent  or any  of  their respective affiliates,  except to the limited extent described herein and in the related  prospectus  supplement.  The  certificates  will not be  guaranteed  or insured by any governmental agency or instrumentality, or by Structured Products
Corp., any administrative agent or their respective affiliates.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
ANY STATE  SECURITIES  COMMISSION  PASSED UPON THE  ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The  certificates  may be offered and sold to or through  underwriters,  through dealers or agents or directly to purchasers, as more fully described under "Plan of Distribution"  herein and "Method of Distribution" in the related  prospectus supplement.  This Prospectus may not be used to consummate sales of certificates offered hereby unless accompanied by a prospectus supplement.

The date of this Prospectus is _______, 200_

                              PROSPECTUS SUPPLEMENT

The supplement to this Prospectus (each a "Prospectus Supplement") relating to a series (a "Series") of trust certificates ("Certificates") to be offered thereby and hereby will set forth information  relating to the Certificates,  including, among other  things,  the  following  with respect to such Series:  the specific
designation,   aggregate  principal  amount,  and  pass  through  rate  for  the
Certificates.  See "Description of  Certificates--General"  for a listing of the items that may be specified in the applicable Prospectus  Supplement.  The terms of the trust  certificates  described in the  applicable  Prospectus  Supplement supercede any related general discussion in this Prospectus.

                              AVAILABLE INFORMATION

The  Company is  subject to the  informational  requirements  of the  Securities
Exchange  Act of 1934,  as  amended  (the  "Exchange  Act"),  and in  accordance therewith files reports and other  information  with the Securities and Exchange
Commission  (the  "Commission").  Reports and other  information  concerning the
Company  can  be  inspected  and  copied  at  the  public  reference  facilities maintained by the Commission at Room 1024, 450 Fifth Street,  N.W.,  Washington,
D.C.  20549.  Copies of such  material  can be  obtained  upon  written  request addressed to the Commission,  Public Reference Section,  450 Fifth Street, N.W.,
Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission.  The Company does not intend to send any financial reports to Certificateholders.

The Company has filed with the Commission a  registration  statement on Form S-3
(together with all amendments and exhibits, the "Registration  Statement") under the Securities Act of 1933, as amended (the "Securities  Act"),  relating to the
Certificates.  This Prospectus does not contain all the information set forth in the  Registration  Statement,  certain  parts of which are omitted in accordance with the rules and  regulations  of the  Commission.  For  further  information, reference is hereby made to the Registration Statement.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d)
of the Exchange Act  subsequent to the date of this  Prospectus and prior to the termination  of  the  offering  of  the  Certificates  shall  be  deemed  to  be incorporated by reference in this Prospectus.  Any statement contained herein or in a document  incorporated  or deemed to be  incorporated  by reference  herein shall be deemed to be modified or superseded for purposes of this  Prospectus to the  extent  that a  statement  contained  herein or in any  subsequently  filed document  which  also is or is deemed to be  incorporated  by  reference  herein modifies  or  supersedes  such  statement.  Any such  statement  so  modified or superseded  shall  not be  deemed,  except  as so  modified  or  superseded,  to constitute a part of this Prospectus.

The Company  will provide  without  charge to each person to whom a copy of this
Prospectus  is delivered,  on the written or oral request of any such person,  a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents  (unless such exhibits are specifically  incorporated by  reference in such  documents).  Written  requests for such copies  should be directed to the Secretary of Structured  Products Corp.,  388 Greenwich  Street,
New York, New York 10013.  Telephone requests for such copies should be directed to the Secretary of Structured Products Corp. at (212) 816-7496.

                          REPORTS TO CERTIFICATEHOLDERS

Unless and until Definitive  Certificates are issued,  on each Distribution Date unaudited  reports  containing  information  concerning  the related  trust (the
"Trust")  will be  prepared  by the  related  Trustee and sent on behalf of each
Trust only to Cede & Co.  ("Cede"),  as nominee of DTC and registered  holder of the  Certificates.  See "Description of  Certificates--Global  Certificates" and
"Description of Trust  Agreement--Reports to  Certificateholders;  Notice." Such
reports will not constitute  financial  statements  prepared in accordance  with generally accepted accounting principles.  The Company, on behalf of each Trust, will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                        [IMPORTANT CURRENCY INFORMATION]

[Purchasers are required to pay for each Certificate in the Specified  Principal
Currency for such Certificate.  Currently,  there are limited  facilities in the
United States for  conversion of U.S.  dollars into foreign  currencies and vice versa,  and banks do not currently  offer  non-U.S.  dollar  checking or savings account facilities in the United States.  However, if requested by a prospective purchaser of a Certificate having a Specified Principal Currency other than U.S.
dollars,  Citigroup Global Markets Inc. (the "Offering  Agent") will arrange for the exchange of U.S.  dollars into such Specified  Principal  Currency to enable the  purchaser  to pay for such  Certificate.  Such  request  must be made on or before the fifth Business Day (as defined herein) preceding the date of delivery of such  Certificate  or by such later  date as is  determined  by the  Offering
Agent.  Each such exchange will be made by the Offering  Agent on such terms and subject to such  conditions,  limitations  and charges as the Offering Agent may from time to time  establish in  accordance  with its regular  foreign  exchange practice. All costs of exchange will be borne by the purchaser.

References herein to "U.S.  dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.]

                                  RISK FACTORS

In connection with an investment in the Certificates of any Series,  prospective investors  should  consider,  among other things,  the material risk factors set forth below and any additional material risk factors set forth in the applicable
Prospectus Supplement.

The Certificates May Not Be a Liquid Investment. There will be no market for any
Series (or Class  within  such  Series) of  Certificates  prior to the  issuance thereof,  and there can be no assurance that a secondary market will develop or, if it does develop,  that it will provide  Certificateholders  with liquidity of investment or will continue for the life of such Certificates.

Certificates  Are Limited  Obligations  and Are Not Recourse  Obligations of the
Company  or Its  Affiliates.  The  Certificates  will not  represent  a recourse obligation  of or  interest  in  the  Company  or any  of  its  affiliates.  The
Certificates  of each Series will not be insured or guaranteed by any government agency or instrumentality,  the Company,  any Person affiliated with the Company or the Issuer[,  or any other Person].  The obligations,  if any, of the Company with respect to the  Certificates of any Series will only be pursuant to certain limited  representations and warranties with respect to the securities deposited into the Trust (the "Term Assets") or other assets deposited  therein  (together with the Term Assets, the "Deposited  Assets").  [The Company does not have, and is not  expected  in the future to have,  any  significant  assets with which to satisfy any claims arising from a breach of any representation or warranty.  If, for example,  the Company were  required to repurchase a Term Asset with respect to which the Company has breached a representation or warranty, its only sources of  funds  to make  such  repurchase  would  be from  funds  obtained  from  the enforcement of a corresponding  obligation, if any, on the part of the seller of such Term Asset to the Company,  or from a reserve fund  established  to provide funds for such  repurchases.  The  Company has no  obligation  to  establish  or maintain any such reserve fund.]

Trust Consists of Limited Assets and Payments on the  Certificates  Will Be Made
Solely from Deposited Assets. The only material assets expected to be in a Trust are the  Deposited  Assets  corresponding  to the  related  Series (or Class) of
Certificates  being offered.  The  Certificates are not insured or guaranteed by the Company, any Administrative  Agent or any of their affiliates.  Accordingly,
Certificateholders' receipt of distributions in respect of the Certificates will depend  entirely on the  performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related
Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

[Payments on the Term Assets are  Subordinate  to other  Obligations of the Term
Assets Issuer.  Payments on the Term Assets are subordinate to other obligations of the Term Assets  Issuer,  and the Term Assets Issuer will not be permitted to make  payments  on the  Term  Assets  unless  it  has  paid  amounts  due on its obligations  which are senior to the Term Assets.  Investors in the Certificates may  suffer  a  greater  loss  than if  payments  on the  Term  Assets  were not subordinated.]

Average Life and Yield of Certificates May Vary Thus Creating Reinvestment Risk.
The timing of distributions  of interest,  premium (if any) and principal of any
Series (or of any Class  within such  Series) of  Certificates  is affected by a number of factors,  including the performance of the related  Deposited  Assets, the extent of any early  redemption,  repayment,  amortization,  acceleration of payment rate, slow down of payment rate or extension of maturity or amortization with respect to the related Term Assets (or portion  thereof) and the manner and priority  in which  collections  from such Term  Assets and any other  Deposited
Assets are allocated to each Class of such Series.  Certain of these factors may be  influenced  by a variety  of  accounting,  tax,  economic,  social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Term Assets and any other Deposited Assets. See "Maturity and
Yield Considerations."

Tax  Considerations  Should Be  Reviewed.  Special Tax Counsel has  delivered an opinion to the Company that the discussion  contained in this  Prospectus  under the  caption  "Certain  Federal  Income  Tax  Considerations,"  to the extent it constitutes matters of law or legal conclusions  thereto, is true and correct in all material  respects.  Special Tax Counsel has also  delivered an opinion that the Trust will not be characterized  as an association  taxable as a corporation
(or publicly traded  partnership  treated as an association)  for federal income tax  purposes.  Special  Tax  Counsel has not  delivered  (and unless  otherwise indicated  in the  Prospectus  Supplement  does not intend to deliver) any other opinions regarding the Trust or the Certificates.  Prospective  investors should be aware that no rulings  have been sought  from the  Internal  Revenue  Service
("IRS"),  and that legal  opinions  are not  binding  on the IRS or the  courts.
Accordingly,  there can be no  assurance  that the IRS or the courts  will agree with  Special Tax  Counsel's  opinions.  If,  contrary to Special Tax  Counsel's opinion,  the Trust is  characterized  or treated as a  corporation  for federal income tax consequences, among other consequences, the Trust would be subject to federal  income tax (and similar state income or franchise  taxes) on its income and distributions to Certificateholders  would be impaired. See "Certain Federal
Income Tax  Considerations"  in this  Prospectus  and in the related  Prospectus
Supplement.

Investment Company Act of 1940 Considerations Should Be Reviewed. The Investment
Company Act of 1940 defines as an "investment  company" companies engaged in the business of investing,  reinvesting,  owning, holding, or trading in securities.
Unless an exclusion or safe harbor applies,  a company is an investment  company if it owns "investment securities" with a value exceeding forty percent (40%) of the value of its total assets on an unconsolidated  basis,  excluding government securities  and cash items.  One exclusion  from the  definition of  "investment company" is provided to certain  issuers of asset backed  securities that comply with Rule 3a-7 of the  Investment  Company Act. The Company  believes,  based on opinion of counsel,  that each Issuer  formed for the issuance of  securities is and will remain  exempt from the  registration  requirements  of the  Investment
Company Act based on Rule 3a-7 of the Investment Company Act. Registration under the Investment  Company Act or a determination that an Issuer failed to register likely would have a material  adverse impact on the Company or that Issuer,  and distributions  to holders of the  Certificates of that Issuer could be seriously impaired.

Limited  Nature of Rating;  Reduction or  Withdrawal of Rating Could Occur Which
May Adversely  Affect the Value of the  Certificates.  At the time of issue, the
Certificates  of any given  Series (or each Class of such Series that is offered hereby) will be rated in one of the investment  grade  categories by one or more nationally  recognized  rating agencies (a "Rating  Agency").  Unless  otherwise specified in the applicable Prospectus  Supplement,  the rating of any Series or
Class of Certificates is based primarily on the related Deposited Assets and any
Credit  Support and the relative  priorities of the  Certificateholders  of such
Series or Class to receive  collections from, and to assert claims against,  the
Trust with respect to such Deposited  Assets and any Credit Support.  The rating is not a recommendation to purchase, hold or sell Certificates, inasmuch as such rating  does not  comment as to market  price or  suitability  for a  particular investor.  In  addition,  the rating does not address  the  likelihood  that the principal  amount of any Series or Class  will be paid prior to any final  legal maturity  date.  There can be no  assurance  that the rating will remain for any given  period  of time or that the  rating  will  not be  lowered  or  withdrawn entirely by the Rating Agency if in its judgment  circumstances in the future so warrant.  Any Class or  Classes  of a given  Series of  Certificates  may not be offered pursuant to this Prospectus,  in which case such Class or Classes may or may not be rated in an investment grade category by a Rating Agency.

Global Certificates Limit Direct Voting and Ability to Pledge Certificates.  The
Certificates  of each Series (or, if more than one Class  exists,  each Class of such Series) will initially be  represented  by one or more Global  Certificates deposited  with, or on behalf of, a Depositary (as defined  herein) and will not be  issued as  individual  definitive  Certificates  to the  purchasers  of such
Certificates.   Consequently,   unless  and  until  such  individual  definitive
Certificates  of a particular  Series or Class are issued,  such purchasers will not be recognized as Certificateholders under the Trust Agreement.  Hence, until such  time,  such  purchasers  will  only be  able to  exercise  the  rights  of
Certificateholders   indirectly   through  the  Depositary  and  its  respective
participating  organizations and, as a result, the ability of any such purchaser to pledge that Certificate to persons or entities that do not participate in the
Depositary's  system, or to otherwise act with respect to such Certificate,  may
be  limited.   See  "Description  of   Certificates--Global   Certificates"  and
"Limitations  on Issuance of Bearer  Certificates"  and any further  description contained in the related Prospectus Supplement.

[Risks With Respect to Currency, Exchange Rates and Exchange Controls May Exist.
The  Certificates  of any given  Series (or Class  within  such  Series)  may be denominated in a currency other than U.S. dollars to the extent specified in the applicable  Prospectus  Supplement.  An  investment  in a  Certificate  having a
Specified  Currency other than U.S. dollars entails  significant  risks that are not associated with a similar investment in a U.S. dollar-denominated  security.
Such risks include,  without limitation,  the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange  controls with respect to such Specified Currency.  Such risks generally depend on factors over which the Company has no control,  such as economic and political events and the supply of and demand for the  relevant  currencies.  In recent  years,  rates of exchange  between  the U.S.  dollar  and  certain  currencies  have been  highly volatile,  and such volatility may be expected in the future.  Past fluctuations
in  any  particular  exchange  rate  do  not  necessarily   indicate,   however,
fluctuations  in the rate that may  occur  during  the term of any  Certificate.
Depreciation of the Specified Currency for a Certificate against the U.S. dollar would decrease the effective yield of such  Certificate  below its  Pass-Through
Rate and, in certain circumstances,  could result in a loss to the investor on a
U.S. dollar basis.

Governments  have  from  time to time  imposed,  and may in the  future  impose, exchange  controls that could affect  exchange rates and the  availability  of a
Specified   Currency  for  making   distributions  in  respect  of  Certificates
denominated in such currency.  There can be no assurance that exchange  controls will not restrict or prohibit distributions of principal, premium or interest in any Specified  Currency.  Even if there are no actual exchange  controls,  it is
possible  that,  on  a   Distribution   Date  with  respect  to  any  particular
Certificate, the currency in which amounts then due to be distributed in respect of such Certificate would not be available.

It is  strongly  recommended  that  prospective  purchasers  consult  their  own financial  and legal  advisors  as to the risks  entailed  by an  investment  in
Certificates   denominated  in  a  currency  other  than  U.S.   dollars.   Such
Certificates   are  not  an   appropriate   investment   for   persons  who  are
unsophisticated  with respect to foreign  currency  transactions.  See "Currency
Risks."

Trust May Include  Derivatives Which Could Affect the Value of the Certificates.
A Trust may include various  derivative  instruments,  including  interest rate, currency,  securities,  commodity and credit swaps,  caps,  floors,  collars and
options  and  structured   securities  having  embedded   derivatives  (such  as
structured  notes).  Swaps  involve the  exchange  with  another  party of their respective  commitments  to pay or receive  amounts  computed  by  reference  to specified fixed or floating interest rates,  currency rates,  securities prices, yields or returns  (including  baskets of securities  or securities  indices) or commodity  prices and a notional  principal  amount (i.e.,  the reference amount with  respect to which  such  obligations  are  determined,  although  no actual exchange of  principal  occurs  except for  currency  swaps);  for  example,  an exchange of floating rate payments for fixed rate payments. Interim payments are generally netted,  with the difference being paid by one party to the other. The purchase of a cap entitles the purchaser,  to the extent that a specified  rate, price,  yield or return  exceeds a  predetermined  level,  to  receive  payments computed by reference to a specified  fixed or floating  rate,  price,  yield or return and a notional  principal  amount from the party  selling  such cap.  The purchase of a floor entitles the purchaser, to the extent that a specified rate, price, yield or return declines below a predetermined level, to receive payments computed by reference to a specified  fixed or floating  rate,  price,  yield or return  and a notional  principal  amount  from the party  selling  such  floor.
Options  function in a manner  similar to caps and floors,  and exist on various underlying  securities,  such as bonds,  equities,  currencies and  commodities.
Options can also be structured as securities such as warrants or can be embedded in securities such as certain commodity or equity-linked  bonds with option-like characteristics.  Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment.
Credit  derivatives  involve swap and option contracts designed to assume or lay off credit risk on loans,  debt securities or other assets,  or in relation to a particular  reference  entity or country,  in return for either swap payments or payment of premium. Credit derivatives may also be embedded in other instruments such as notes or warrants.  Credit  derivatives  give one party to a transaction the right to dispose of or acquire an asset (or group of  assets),  or the right to  receive  or make a payment  from the other  party,  upon the  occurrence  of specified credit events.

Fluctuations in securities,  currency and commodity  rates,  prices,  yields and returns may have a significant effect on the yield to maturity of derivatives or the levels of support  that  derivatives  can provide to a Trust.  In  addition, derivatives may be limited to covering only certain risks. Continued payments on derivatives  may be affected by the  financial  condition of the  counterparties thereto  (or, in some  instances,  the  guarantor  thereunder).  There can be no assurance that counterparties will be able to perform their obligations. Failure by a counterparty (or the related  guarantor,  if any) to make required payments may result in the delay or failure to make  payments on the  related  securities and risks. In addition, the notional amounts on which payments are made may vary under  certain  circumstances  and may not bear  any  correlation  to  principal amounts  of the  related  securities.  The  terms  and  risks  of  the  relevant derivatives will be described in the related Prospectus Supplement. Further, the relevant  Prospectus  Supplement will identify the material terms,  the material risks and the counterparty for any derivative instrument in a Trust which is the result of an agreement with such  counterparty to the extent that such agreement is material.

Publicly Available  Information or Non-Public  Information which may be Obtained from the Trustee Concerning Term Assets Issuers Should Be Reviewed; Risk of Loss
if Such  Information  Not  Available.  To the extent  possible,  it is  strongly recommended that each prospective  purchaser of Certificates obtain and evaluate any  publicly  available  information  or  non-public  information  that  may be obtained  from  the  Trustee  named  in  the  applicable  Prospectus  Supplement concerning  each of the Term Assets and each issuer of Term Assets (each a "Term
Assets Issuer") as it would obtain and evaluate if it were investing directly in the Term Assets or in other securities  issued by the Term Assets Issuer. If the
Trustee named in the applicable  Prospectus  Supplement  does not make available non-public  information  with  respect  to  Term  Assets  which  have  not  been registered under the Securities Act, the applicable  Prospectus  Supplement will describe the material terms of the Term Assets.  In the case of publicly  issued
Term Assets, the publicly-available  information, and in the case of Term Assets which have not been registered  under the Securities  Act, any information  that the Trustee may  disseminate  to  prospective  Certificateholders,  in each case concerning  the  applicable  Term  Assets  and  publicly  available  information concerning a Term Assets Issuer is important in considering whether to invest in or sell Certificates. To the extent such information is unavailable or ceases to be available,  an investor's ability to make an informed decision to purchase or sell  Certificates  (and the value of the  Certificates)  could be impeded.  The information in this Prospectus and any Prospectus Supplement concerning the Term
Assets and the Term Assets  Issuers has been obtained  from  publicly  available documents or from documents  obtained from the Term Assets  Issuer,  and none of the Company,  the Trustee or any of their  affiliates  has  undertaken,  or will undertake,  any  investigation of the accuracy or completeness of such documents
(whether  or not  filed  with the  Commission)  or the  financial  condition  or creditworthiness  of any Term Assets Issuer. The issuance of Certificates of any
Series should not be construed as an  endorsement  by the Company or the Trustee or any of their affiliates of the financial  condition or business  prospects of any Term Assets Issuer.

Remedies  Available to  Certificateholders  Are Limited Due to Passive Nature of
the  Trust.  The  remedies  available  to a  Trustee  of a  relevant  Trust  are predetermined  and therefore an investor in the Certificates has less discretion over the exercise of remedies  than if such  investor  directly  invested in the
Term Assets.  Each Trust will  generally  hold the related  Deposited  Assets to maturity and not dispose of them,  regardless  of adverse  events,  financial or otherwise, which may affect any Term Assets Issuer or the value of the Deposited
Assets.  Except as indicated  below,  a holder will not be able to dispose of or take  other  actions  with  respect  to  any  Deposited  Assets.  Under  certain circumstances  described in the applicable  Prospectus  Supplement,  the Trustee will  (or  will  at the  direction  of a  specified  percentage  of  holders  of
Certificates (each a "Certificateholder") of the relevant Series) dispose of, or take  certain  other  actions in respect of, the  Deposited  Assets.  In certain limited  circumstances,  such as a  mandatory  redemption  of Term Assets or the exercise  by a third party of the right to  purchase  Term Assets (as  described below under  "Description of Trust Agreement --  Termination"),  the Trustee may
dispose of the Deposited  Assets prior to maturity.  The  applicable  Prospectus
Supplement  will describe the  particular  circumstances,  if any, under which a
Deposited Asset may be disposed of prior to maturity.

Optional  Exchange for Deposited Assets Will Generally Be Unavailable.  Although
the Prospectus Supplement for a Series of Certificates may designate such Series
as  an  Exchangeable   Series  (as  defined  herein)  and  may  provide  that  a
Certificateholder may exchange Certificates of the Exchangeable Series for a pro rata  portion  of  Deposited  Assets of the  related  Trust,  any such  Optional
Exchange Right will be exercisable  only to the extent that the exercise of such right would not be inconsistent with Structured Products Corp.'s (the "Company")
or Trust's continued  satisfaction of the applicable  requirements for exemption under Rule 3a-7 under the  Investment  Company Act of 1940, as amended,  and all applicable rules, regulations and interpretations  thereunder and subject to the limitations  described  herein.  See  "Description  of  Certificates -- Optional
Exchange." Accordingly, the optional exchange right described in this Prospectus under the heading "Description of Certificates -- Optional Exchange" and further described in the relevant  Prospectus  Supplement  may be available  only to the
Company  and  its  affiliates  and  designees.   Other  Certificateholders  will
generally not be able to exchange their  Certificates of an Exchangeable  Series for a pro  rata  portion  of the  Deposited  Assets  of the  related  Trust.  In addition,  the  exercise  of  an  optional  exchange  right  will  decrease  the outstanding  aggregate  amount of  Certificates  of the applicable  Exchangeable
Series.

                            ------------------------

The  Prospectus  Supplement  for each  Series  of  Certificates  will set  forth information  regarding any additional  material risk factors  applicable to such
Series (and each Class within such Series).

                                   THE COMPANY

The Company was  incorporated  in the State of Delaware on November 23, 1992, as
an  indirect,  wholly-owned,  limited-purpose  finance  subsidiary  of Citigroup
Global  Markets  Holdings  Inc.  The Company  will not engage in any business or other activities other than issuing and selling securities from time to time and
acquiring,   owning,  holding,   pledging  and  transferring  assets  (including
Deposited  Assets  and  Credit  Support)  in  connection  therewith  or with the creation of a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant  unencumbered assets.
The Company's  principal  executive offices are located at 388 Greenwich Street,
New York, New York 10013 (telephone (212) 816-7496).

                                 USE OF PROCEEDS

The net  proceeds  to be  received  from  the  sale of each  Series  or Class of
Certificates  (whether  or not offered  hereby)  will be used by the Company for such purposes as may be specified in the applicable Prospectus Supplement.  Such purposes may  include,  without  limitation,  purchasing  the related  Deposited
Assets (or providing a Trust with funds to purchase such  Deposited  Assets) and arranging  certain  Credit  Support  including,  if  specified  in  the  related
Prospectus  Supplement,  making  required  deposits into any reserve  account or other account for the benefit of the Certificateholders of such Series or Class.
Any  remaining  net  proceeds  will  be  used  by the  Company  to  pay  general administrative  expenses or other amounts due in connection with the issuance of the certificates.

                             FORMATION OF THE TRUST

The  Company  will sell,  assign or cause to be sold or assigned  the  Deposited
Assets for each Series of  Certificates  to the Trustee named in the  applicable
Prospectus  Supplement,  in its  capacity  as  Trustee,  for the  benefit of the
Certificateholders    of   such    Series.    See    "Description    of    Trust
Agreement--Assignment  of Deposited Assets." The trust formed in connection with the  issuance  of  Certificates  may be a common  law  trust or a  statutory  or business trust. The Trustee named in the applicable  Prospectus  Supplement will administer  the Deposited  Assets  pursuant to the trust  agreement and a series supplement  thereto  with respect to a given  Series  (collectively,  the "Trust
Agreement") and will receive a fee for such services (the "Trustee's  Fee"). Any
Administrative Agent named in the applicable  Prospectus Supplement will perform such tasks as are specified  therein and in the Trust Agreement and will receive a fee  for  such  services  (the  "Administration  Fee")  as  specified  in  the
Prospectus Supplement. See "Description of Trust Agreement--Collection and Other
Administrative  Procedures"  and  "--Retained  Interest;   Administrative  Agent
Compensation and Payment of Expenses."

The Company's  assignment of the Deposited Assets to the Trustee will be without recourse.  To the extent provided in the applicable Prospectus  Supplement,  the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited  Assets will consist  primarily of its contractual  administrative obligations,  if any, under the Trust Agreement, its obligation, if any, to make certain  cash  advances  in the event of  delinquencies  in  payments on or with respect to any Deposited Assets in amounts described under "Description of Trust
Agreement--Advances  in Respect of Delinquencies," and its obligations,  if any, to  purchase  Deposited  Assets as to which  there has been a breach of  certain representations  and warranties or as to which the  documentation  is materially defective.  The  obligations of an  Administrative  Agent,  if any, named in the applicable  Prospectus  Supplement  to make  advances will be limited to amounts which any such  Administrative  Agent believes  ultimately  would be recoverable under any Credit Support, insurance coverage, the proceeds of liquidation of the
Deposited  Assets  or from  other  sources  available  for  such  purposes.  See
"Description of Trust Agreement--Advances in Respect of Delinquencies."

To the extent  provided in the related  Prospectus  Supplement,  each Trust will consist of (i) the applicable Deposited Assets, or interests therein,  exclusive of any interest in such assets (the "Retained Interest") retained by the Company or any previous owner  thereof,  as from time to time are specified in the Trust
Agreement;  (ii)  such  collections  as  from  time to time  are  identified  as deposited in the related Certificate Account;  (iii) property,  if any, acquired on behalf of  Certificateholders by foreclosure or repossession and any revenues received thereon;  (iv) those elements of Credit Support,  if any, provided with respect to any Class within such Series that are  specified as being part of the related Trust in the applicable Prospectus Supplement,  as described therein and under "Description of Deposited Assets and Credit Support--Credit  Support"; (v)
the rights of the Company under the agreement or agreements  entered into by the
Trustee on behalf of the  Certificateholders  which  constitute,  or pursuant to which the Trustee has acquired,  such Deposited  Assets;  and (vi) the rights of the Trustee in any cash advance, reserve fund or surety bond.

                        MATURITY AND YIELD CONSIDERATIONS

Each Prospectus  Supplement will, to the extent applicable,  contain information with  respect to the type and  maturities  of the  related  Term  Assets and the terms,  if any,  upon which such Term Assets may be subject to early  redemption
(either by the  applicable  obligor or pursuant to a  third-party  call option), repayment (at the option of the holders  thereof) or extension of maturity.  The provisions  of the Term  Assets  with  respect to the  foregoing  may affect the weighted average life of the related Series of Certificates.

The  effective  yield to holders of the  Certificates  of any Series  (and Class within such Series) may be affected by certain  aspects of the Deposited  Assets or any Credit Support or the manner and priorities of allocations of collections with respect to such Deposited Assets between the Classes of a given Series. The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory  redemption,  repayment,  amortization or extension of maturity of the related Term Assets. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption,  repurchase or extension in respect of its  securities.  The rate of redemption  may also be  influenced  by  prepayments  on the  obligations a Term
Assets Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall  significantly  below the interest rates on the related Term
Assets, the likelihood of redemption would be expected to increase. There can be no  certainty  as to whether any Term Asset  redeemable  at the option of a Term
Assets Issuer will be repaid prior to its stated maturity.

To the extent specified in the related Prospectus  Supplement,  each of the Term
Assets will be subject to acceleration upon the occurrence of certain Term Asset
Events  of  Default  (as  defined  herein).   The  maturity  and  yield  on  the
Certificates  will be  affected by any early  repayment  of the Term Assets as a result of the  acceleration  of the Term Assets.  See  "Description of Deposited
Assets and Credit Support."

The extent to which the yield to maturity of such Certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments  thereon is sensitive to the rate and timing of payments on the Deposited Assets.

The yield to  maturity  of any Series (or  Class) of  Certificates  will also be
affected  by  variations  in  the  interest   rates   applicable   to,  and  the
corresponding payments in respect of, such Certificates,  to the extent that the
Pass-Through  Rate for such Series (or Class) is based on variable or adjustable interest  rates.  With respect to any Series of  Certificates,  disproportionate
principal   payments   (whether   resulting  from  differences  in  amortization
schedules,  payments due on scheduled  maturity or upon early redemption) on the related  Term  Assets  having  interest  rates  higher  or  lower  than the then applicable  Pass-Through  Rates  applicable to such  Certificates may affect the yield thereon.

The  Prospectus  Supplement  for each  Series  of  Certificates  will set  forth additional information regarding yield and maturity considerations applicable to such Series  (and each Class  within  such  Series)  and the  related  Deposited
Assets, including the applicable Term Assets.

                           DESCRIPTION OF CERTIFICATES

Each Series (or, if more than one Class exists,  the Classes within such Series)
of  Certificates  will be issued  pursuant to a Trust  Agreement  and a separate series supplement thereto among the Company,  the Administrative  Agent, if any, and the Trustee  named in the  related  Prospectus  Supplement,  a form of which
Trust  Agreement is attached as an exhibit to the  Registration  Statement.  The provisions of the Trust Agreement (as so  supplemented)  may vary depending upon the nature of the  Certificates  to be issued  thereunder  and the nature of the
Deposited Assets, Credit Support and related Trust.

The following  summaries  describe  material  provisions of the Trust  Agreement which  may  be  applicable  to  each  Series  of  Certificates.  The  applicable
Prospectus  Supplement for a Series of  Certificates  will describe any material provision of the Trust  Agreement  or the  applicable  Certificates  that is not described  in this  Prospectus.  The  following  summaries  do not purport to be complete  and are  subject  to the  detailed  provisions  of the  form of  Trust
Agreement  to which  reference  is hereby  made for a full  description  of such provisions,  including  the  definition  of certain  terms  used,  and for other information  regarding  the  Certificates.  As used herein  with  respect to any
Series,  the term  "Certificate"  refers to all the Certificates of that Series, whether or not offered hereby and by the related Prospectus  Supplement,  unless the context otherwise requires.

General

There is no limit on the  amount of  Certificates  that may be issued  under the
Trust Agreement,  and the Trust Agreement will provide that  Certificates of the applicable  Series may be issued in  multiple  Classes.  The Series (or  Classes within such Series) of  Certificates to be issued under the Trust Agreement will represent the entire beneficial  ownership interest in the Trust for such Series created  pursuant to the Trust  Agreement  and each such Class will be allocated certain relative priorities to receive specified collections from, and a certain percentage  ownership  interest of the assets  deposited in, such Trust,  all as
identified  and  described  in  the  applicable   Prospectus   Supplement.   See
"Description of Deposited Assets and Credit Support--Collections."

Reference is made to the related Prospectus  Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of
Certificates in respect of which this Prospectus and such Prospectus  Supplement are being delivered: (i) the title of such Certificates; (ii) the Series of such
Certificates  and, if applicable,  the number and designation of Classes of such
Series;  (iii) certain  information  concerning  the type,  characteristics  and specifications of the Deposited Assets being deposited into the related Trust by the  Company  (and,  with  respect to any Term  Asset  which at the time of such deposit  represents a significant  portion of all such Deposited  Assets and any related Credit Support,  certain  information  concerning the terms of each such
Term Asset,  the  identity of the issuer  thereof and where  publicly  available information regarding such issuer may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable,  of each Class thereof;  (v) the dates on which or periods  during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"),  the offering price thereof and the applicable  Distribution Dates on which the principal,  if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited  Assets to the  Certificateholders  of each such Class);
(vii) whether the  Certificates  of such Series or each Class within such Series are Fixed Rate  Certificates  or  Floating  Rate  Certificates  (each as defined below) and the applicable interest rate (the "Pass-Through  Rate") for each such
Class, including the applicable rate, if fixed (a "Fixed Pass-Through Rate"), or the terms relating to the particular method of calculation thereof applicable to such  Series  or each  Class  within  such  Series,  if  variable  (a  "Variable
Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable Distribution Dates on which interest,  principal and premium, in each case as  applicable,  on such  Series  or Class  will be  distributable  and the
related   Record   Dates,   if  any;   (viii)  the   option,   if  any,  of  any
Certificateholder of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering such  Certificateholder's  Certificate or to put the  Certificate  to the  Company or a third  party or of the  Company or
Administrative  Agent,  if any, or another third party to purchase or repurchase any  Deposited  Assets  (in each case to the extent  not  inconsistent  with the
Company's or Trust's continued  satisfaction of the applicable  requirements for exemption  under  Rule 3a-7  under the  Investment  Company  Act of 1940 and all applicable rules,  regulations and  interpretations  thereunder) and the periods within which or the dates on which,  and the terms and conditions upon which any such  option  may be  exercised,  in whole or in part;  (ix) the  rating of such
Series or each Class within such Series offered hereby (provided,  however, that one or more Classes  within such Series not offered  hereunder may be unrated or may be rated below investment  grade); (x) if other than denominations of $1,000 and any integral  multiple  thereof,  the  denominations in which such Series or
Class within such Series will be issuable;  (xi) whether the Certificates of any
Class within a given Series are to be entitled to (1)  principal  distributions, with  disproportionate,  nominal or no interest  distributions,  or (2) interest distributions,  with  disproportionate,  nominal or no  principal  distributions
("Strip  Certificates"),  and the applicable  terms  thereof;  (xii) whether the
Certificates  of such Series or of any Class within such Series are to be issued as Registered  Certificates or in bearer form with or without  coupons  attached
("Bearer  Certificates")  or both and, if Bearer  Certificates are to be issued,
whether  coupons   ("Coupons")   will  be  attached   thereto;   whether  Bearer
Certificates   of  such  Series  or  Class  may  be  exchanged  for   Registered
Certificates of such Series or Class and the  circumstances  under which and the place or places at which any such exchanges,  if permitted,  may be made; (xiii)
whether the  Certificates  of such Series or of any Class within such Series are to be issued  in the form of one or more  global  securities  in  registered  or bearer  form  (each a "Global  Certificate")  and,  if so, the  identity  of the
Depositary (as defined herein), if other than The Depository Trust Company,  for
such  Global  Certificate  or  Certificates;   (xiv)  all  applicable   Required
Percentages and Voting Rights (each as defined below) relating to the manner and percentage of votes of  Certificateholders  of such Series and each Class within such  Series  required  with  respect to certain  actions by the  Company or the applicable Administrative Agent, if any, or the Trustee; (xv) if other than U.S.
dollars, the Specified Currency applicable to the Certificates of such Series or
Class for purposes of  denominations  and  distributions  on such Series or each
Class within such Series and the circumstances and conditions, if any, when such
Specified  Currency  may  be  changed,  at the  election  of  the  Company  or a
Certificateholder,  and the currency or  currencies in which any principal of or any  premium  or any  interest  on such  Series or Class  are to be  distributed pursuant to such election; (xvi) any additional Administrative Agent Termination
Events (as defined  herein),  if  applicable,  provided for with respect to such
Class; and [(___)] any other terms of such Series or Class within such Series of
Certificates  not  inconsistent  with  the  provisions  of the  Trust  Agreement relating to such Series.

The  United  States  federal  income  tax  consequences  and ERISA  consequences relating to any Series or any Class within such Series of  Certificates  will be described in this  Prospectus and in the applicable  Prospectus  Supplement.  In addition,  any risk  factors,  the  specific  terms and other  information  with respect  to  the  issuance  of  any  Series  or  Class  within  such  Series  of
Certificates  on  which  the  principal  of and any  premium  and  interest  are distributable in a Specified  Currency other than U.S. dollars will be described in the applicable  Prospectus  Supplement  relating to such Series or Class. The
U.S.  dollar  equivalent  of the public  offering  price or purchase  price of a
Certificate  having a Specified  Principal Currency other than U.S. dollars will be  determined  on the basis of the noon  buying rate in New York City for cable transfer in foreign  currencies as certified for customs purposes by the Federal
Reserve  Bank of New York  (the  "Market  Exchange  Rate")  for  such  Specified
Principal  Currency on the applicable issue date. As specified in the applicable
Prospectus  Supplement  such  determination  will be made  by the  Company,  the
Trustee, the Administrative  Agent, if any, or an agent thereof as exchange rate agent for each Series of Certificates (the "Exchange Rate Agent").

Certificates issued as individual  securities in registered form without coupons
("Registered   Certificates")   may  be   transferred   or  exchanged  for  like
Certificates  of the same  Series  and Class at the  corporate  trust  office or agency of the applicable  Trustee in the City and State of New York,  subject to the  limitations  provided  in the Trust  Agreement,  without the payment of any service charge,  other than any tax or governmental charge payable in connection therewith. Bearer Certificates will be transferable by delivery. Provisions with respect  to the  exchange  of  Bearer  Certificates  will  be  described  in the applicable Prospectus Supplement.  Registered  Certificates may not be exchanged for Bearer  Certificates.  The Company may at any time purchase  Certificates at any price in the open market or  otherwise.  Certificates  so  purchased  by the
Company may, at the discretion of the Company,  be held or resold or surrendered to the Trustee for cancellation of such Certificates.

Distributions

Distributions  allocable  to  principal,  premium  (if any) and  interest on the
Certificates  of each Series (and Class  within such Series) will be made in the
Specified  Currency for such Certificates by or on behalf of the Trustee on each
Distribution  Date as specified  in the related  Prospectus  Supplement  and the amount of each  distribution  will be  determined as of the close of business on the date  specified in the related  Prospectus  Supplement  (the  "Determination
Date").  [If the  Specified  Currency  for a given  Series or Class  within such
Series of Registered Certificates is other than U.S. dollars, the Administrative
Agent, if any, or otherwise the Trustee will (unless otherwise  specified in the applicable Prospectus  Supplement) arrange to convert all payments in respect of each  Certificate  of such  Series or Class  into  U.S.  dollars  in the  manner described in the  following  paragraph.  The  Certificateholder  of a Registered
Certificate  of a given  Series or Class  within  such Series  denominated  in a
Specified  Currency other than U.S.  dollars may (if the  applicable  Prospectus
Supplement and such Certificate so indicate) elect to receive all  distributions in respect of such  Certificate  in the  Specified  Currency  by  delivery  of a written notice to the Trustee and Administrative  Agent, if any, for such Series not later than fifteen calendar days prior to the applicable  Distribution Date,
except  under  the  circumstances   described  under  "Currency   Risks--Payment
Currency"  below.  Such  election will remain in effect until revoked by written notice to such Trustee and  Administrative  Agent,  if any,  received by each of them not later than fifteen  calendar days prior to the applicable  Distribution
Date.]

[In the case of a Registered  Certificate of a given Series or Class within such
Series having a Specified  Currency other than U.S.  dollars,  the amount of any
U.S.  dollar  distribution  in respect of such  Registered  Certificate  will be determined  by the Exchange  Rate Agent based on the highest firm bid  quotation expressed in U.S.  dollars  received by the Exchange Rate Agent at approximately
11:00  a.m.,  New York City  time,  on the second  Business  Day  preceding  the applicable  Distribution  Date (or, if no such rate is quoted on such date,  the last date on which  such rate was  quoted),  from  three  (or,  if three are not available, then two) recognized foreign exchange dealers in The City of New York
(one of which may be the Offering Agent and another of which may be the Exchange
Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer,  for  settlement on such  Distribution  Date,  of the  aggregate  amount payable  in such  Specified  Currency  on such  payment  date in  respect of all
Registered  Certificates.  All  currency  exchange  costs  will be  borne by the
Certificateholders  of such  Registered  Certificates  by  deductions  from such distributions.  If no such bid quotations are available, such distributions will
be  made  in  such  Specified  Currency,   unless  such  Specified  Currency  is
unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's  control,  in which case such distributions will be made as
described  under  "Currency   Risks--Payment  Currency"  below.  The  applicable
Prospectus  Supplement  will  specify  such  information  with respect to Bearer
Certificates.]

Except as provided in the succeeding  paragraph,  distributions  with respect to
Certificates  will be made  (in the  case  of  Registered  Certificates)  at the corporate  trust  office or agency of the Trustee  specified  in the  applicable
Prospectus Supplement; provided, however, that any such amounts distributable on the final  Distribution  Date of a  Certificate  will be  distributed  only upon surrender of such  Certificate  at the applicable  location set forth above.  No distribution on a Bearer  Certificate  will be made by mail to an address in the
United   States  or  by  wire   transfer  to  an  account   maintained   by  the
Certificateholder thereof in the United States.

Distributions on Registered Certificates in U.S. dollars will be made, except as provided  below,  by check mailed to the Registered  Certificateholders  of such
Certificates  (which, in the case of Global  Certificates,  will be a nominee of the Depositary);  provided,  however,  that, in the case of a Series or Class of
Registered Certificates issued between a Record Date (as defined herein) and the related Distribution Dates,  interest for the period beginning on the issue date for such  Series or Class and  ending  on the last day of the  interest  accrual period ending  immediately  prior to or coincident with such  Distribution  Date will be distributed on the next succeeding  Distribution  Date to the Registered
Certificateholders of the Registered Certificates of such Series or Class on the related  Record Date. A  Certificateholder  of  $10,000,000  (or the  equivalent thereof in a Specified  Principal  Currency other than U.S.  dollars) or more in aggregate principal amount of Registered Certificates of a given Series shall be entitled  to  receive  such  U.S.  dollar  distributions  by  wire  transfer  of immediately  available funds, but only if appropriate wire transfer instructions have been  received  in writing by the  Trustee  for such  Series not later than fifteen calendar days prior to the applicable Distribution Date.  Simultaneously with the election by any  Certificateholder  to receive  payments in a Specified
Currency other than U.S.  dollars (as provided  above),  such  Certificateholder shall provide  appropriate  wire transfer  instructions  to the Trustee for such
Series,  and all such  payments  will be made by wire  transfer  of  immediately available  funds to an  account  maintained  by the  payee  with a bank  located outside the United States.

"Business  Day" with  respect  to any  Certificate  means any day,  other than a
Saturday  or Sunday,  that is (i) not a day on which  banking  institutions  are authorized  or required by law or  regulation  to be closed in [(a)] The City of
New York [or (b) if the Specified  Currency for such  Certificate  is other than
U.S.  dollars,  the  financial  center of the  country  issuing  such  Specified
Currency] and (ii) if the  Pass-Through  Rate for such  Certificate  is based on
LIBOR,  a  London  Banking  Day.  "London  Banking  Day"  with  respect  to  any
Certificate  means  any day on  which  dealings  in  deposits  in the  Specified
Currency of such Certificate are transacted in the London interbank market.  The
Record  Date  with  respect  to any  Distribution  Date for a Series or Class of
Registered  Certificates shall be specified as such in the applicable Prospectus
Supplement.

Interest on the Certificates

General.  Each  Class of  Certificates  (other  than  certain  Classes  of Strip
Certificates)  of a given Series may have a different  Pass-Through  Rate, which may be a fixed or variable Pass-Through Rate, as described below. In the case of
Strip Certificates with no or, in certain cases, a nominal Certificate Principal
Balance,  such  distributions  of  interest  will  be in an  amount  (as  to any
Distribution  Date,  "Stripped  Interest")  described in the related  Prospectus
Supplement.  For purposes hereof, "Notional Amount" means the notional principal amount  specified in the applicable  Prospectus  Supplement on which interest on
Strip Certificates with no or, in certain cases, a nominal Certificate Principal
Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip Certificates  herein or in a Prospectus  Supplement does not indicate that such Certificates represent the right to receive any distributions in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required  distributions and determining  certain  relative  voting  rights,  all as specified in the related
Prospectus Supplement.

Fixed Rate  Certificates.  Each Series (or, if more than one Class exists,  each
Class within such Series) of Certificates with a fixed Pass-Through Rate ("Fixed
Rate Certificates") will bear interest, on the outstanding Certificate Principal
Balance (or Notional  Amount,  if applicable),  from its Original Issue Date, or from the last date to which  interest has been paid,  at the fixed  Pass-Through
Rate stated on the face  thereof  and in the  applicable  Prospectus  Supplement until the principal  amount thereof is distributed or made available for payment
(or in the  case of  Fixed  Rate  Certificates  with no or a  nominal  principal amount,  until the Notional Amount thereof is reduced to zero),  except that, if so specified in the applicable Prospectus Supplement,  the Pass-Through Rate for such Series or any such Class or Classes may be subject to adjustment  from time to time in  response  to  designated  changes  in the  rating  assigned  to such
Certificates  by one or more rating  agencies,  in accordance with a schedule or otherwise,  all as described  in such  Prospectus  Supplement.  Interest on each
Series or Class of Fixed Rate  Certificates  will be distributable in arrears on each  Distribution  Date  specified  in such  Prospectus  Supplement.  Each such distribution  of  interest  shall  include  interest  accrued  through  the  day specified  in the  applicable  Prospectus  Supplement.  Interest  on Fixed  Rate
Certificates  will be computed on the basis of a 360-day  year of twelve  30-day months.

Floating Rate Certificates. Each Series (or, if more than one Class exists, each
Class  within such Series) of  Certificates  with a variable  Pass-Through  Rate
("Floating  Rate   Certificates")   will  bear  interest,   on  the  outstanding
Certificate  Principal  Balance (or Notional  Amount,  if applicable),  from its
Original  Issue Date to the first  Interest  Reset Date (as defined  herein) for such  Series  or Class at the  Initial  Pass-Through  Rate set forth on the face
thereof  and  in  the  applicable   Prospectus   Supplement.   Thereafter,   the
Pass-Through  Rate on such Series or Class for each  Interest  Reset  Period (as defined  herein) will be  determined by reference to an interest rate basis (the
"Base  Rate"),  plus or minus the Spread,  if any, or  multiplied  by the Spread
Multiplier,  if any. The "Spread" is the number of basis points (one basis point equals one  one-hundredth  of a  percentage  point) that may be specified in the applicable  Prospectus  Supplement as being  applicable to such Series or Class, and the "Spread  Multiplier"  is the  percentage  that may be  specified  in the applicable  Prospectus  Supplement as being  applicable to such Series or Class, except that if so specified in the applicable Prospectus Supplement,  the Spread or Spread  Multiplier  on such  Series or any such Class or Classes of  Floating
Rate  Certificates may be subject to adjustment from time to time in response to designated  changes in the rating  assigned to such  Certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in
such  Prospectus  Supplement.  The  applicable  Prospectus  Supplement,   unless
otherwise  specified therein,  will designate one of the following Base Rates as applicable to a Floating Rate  Certificate:  (i) LIBOR (a "LIBOR  Reference Rate
Certificate"),  (ii) the Commercial  Paper Rate (a "Commercial  Paper  Reference
Rate  Certificate"),  (iii)  the  Treasury  Rate  (a  "Treasury  Reference  Rate
Certificate"),  (iv) the Federal  Funds Rate (a "Federal  Funds  Reference  Rate
Certificate"),  (v) the CD Rate (a "CD Reference Rate Certificate") or (vi) such other Base Rate (which may be based on, among other  things,  one or more market indices or the interest and/or other payments  (whether  scheduled or otherwise)
paid, accrued or available with respect to a designated asset, pool of assets or type of  asset)  as is set  forth  in  such  Prospectus  Supplement  and in such
Certificate.  The  "Index  Maturity"  for any Series or Class of  Floating  Rate
Certificates  is the period of maturity of the  instrument  or  obligation  from which the Base Rate is calculated.  "H.15(519)"  means the publication  entitled
"Statistical  Release  H.15(519),  Selected  Interest  Rates," or any  successor publication,  published by the Board of Governors of the Federal Reserve System.
"Composite  Quotations" means the daily statistical  release entitled "Composite
3:30 p.m. Quotations for U.S. Government  Certificates" published by the Federal
Reserve Bank of New York.

As specified in the applicable Prospectus Supplement, Floating Rate Certificates of a given  Series or Class may also have  either or both of the  following  (in each case  expressed  as a rate per  annum on a simple  interest  basis):  (i) a maximum limitation,  or ceiling, on the rate at which interest may accrue during any interest  accrual period specified in the applicable  Prospectus  Supplement
("Maximum  Pass-Through Rate") and (ii) a minimum  limitation,  or floor, on the rate at which  interest  may accrue  during  any such  interest  accrual  period
("Minimum Pass-Through Rate"). In addition to any Maximum Pass-Through Rate that may be  applicable  to any Series or Class of Floating  Rate  Certificates,  the
Pass-Through   Rate   applicable  to  any  Series  or  Class  of  Floating  Rate
Certificates  will in no event be higher  than the  maximum  rate  permitted  by applicable  law,  as the same may be  modified  by United  States law of general application.  The Floating Rate  Certificates will be governed by the law of the
State of New York and,  under  such law as of the date of this  Prospectus,  the maximum rate of interest, with certain exceptions,  is 25% per annum on a simple interest basis.

The  Company  will  appoint,  and enter into  agreements  with,  agents  (each a
"Calculation Agent") to calculate  Pass-Through Rates on each Series or Class of
Floating Rate Certificates.  The applicable Prospectus Supplement will set forth the identity of the Calculation  Agent for each Series or Class of Floating Rate
Certificates.  All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given Series or Class.

The Pass-Through  Rate on each Class of Floating Rate Certificates will be reset daily, weekly, monthly,  quarterly,  semiannually or annually (such period being the "Interest  Reset Period" for such Class,  and the first day of each Interest
Reset Period being an "Interest  Reset  Date"),  as specified in the  applicable
Prospectus Supplement. Interest Reset Dates with respect to each Series, and any
Class within such Series of Floating Rate  Certificates will be specified in the applicable  Prospectus  Supplement;  provided,  however,  that unless  otherwise specified in such Prospectus Supplement, the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution Date will be that in effect on the tenth day preceding such Scheduled Final  Distribution Date. If an  Interest  Reset  Date for any  Class of  Floating  Rate  Certificates  would otherwise be a day that is not a Business  Day,  such  Interest  Reset Date will occur  on a prior  or  succeeding  Business  Day,  specified  in the  applicable
Prospectus Supplement.

Interest payable in respect of Floating Rate  Certificates  shall be the accrued interest from and  including the Original  Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but  excluding  the  immediately  following  Distribution
Date.

With  respect  to  a  Floating  Rate  Certificate,  accrued  interest  shall  be calculated by multiplying the Certificate  Principal Balance of such Certificate
(or,  in the  case  of a Strip  Certificate  with  no or a  nominal  Certificate
Principal  Balance,  the Notional Amount specified in the applicable  Prospectus
Supplement) by an accrued interest factor.  Such accrued interest factor will be computed by adding the interest  factors  calculated  for each day in the period for which accrued interest is being  calculated.  The interest factor (expressed as a decimal  calculated to seven decimal places without rounding) for each such day is computed by dividing the Pass-Through  Rate in effect on such day by 360, in the case of LIBOR  Reference Rate  Certificates,  Commercial  Paper Reference
Rate  Certificates,  Federal Funds Reference Rate  Certificates and CD Reference
Rate  Certificates  or by the actual  number of days in the year, in the case of
Treasury  Reference  Rate  Certificates.  For  purposes of making the  foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

All  percentages  resulting from any calculation of the  Pass-Through  Rate on a
Floating  Rate  Certificate  will  be  rounded,  if  necessary,  to the  nearest
1/100,000 of 1%  (.0000001),  with five  one-millionths  of a  percentage  point rounded  upward,  and all  currency  amounts  used  in or  resulting  from  such calculation  on  Floating  Rate  Certificates  will be  rounded  to the  nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

Interest  on  any  Series  (or  Class  within  such  Series)  of  Floating  Rate
Certificates  will  be  distributable  on the  Distribution  Dates  and  for the interest  accrual  periods  as and to the  extent  set  forth in the  applicable
Prospectus Supplement.

Upon the  request  of the holder of any  Floating  Rate  Certificate  of a given
Series or Class, the Calculation Agent for such Series or Class will provide the
Pass-Through Rate then in effect and, if determined,  the Pass-Through Rate that will  become  effective  on the next  Interest  Reset Date with  respect to such
Floating Rate Certificate.

(1) CD Reference Rate Certificates. Each CD Reference Rate Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier,  if any, specified in such Certificate and in the applicable Prospectus Supplement.

The "CD Rate" for each Interest  Reset Period shall be the rate as of the second
Business Day prior to the Interest  Reset Date for such Interest Reset Period (a
"CD Rate Determination Date") for negotiable  certificates of deposit having the
Index Maturity designated in the applicable  Prospectus  Supplement as published in H.15(519) under the heading "CDs (Secondary  Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation
Date (as defined herein) pertaining to such CD Rate Determination Date, then the
CD  Rate  for  such  Interest  Reset  Period  will  be the  rate on such CD Rate
Determination Date for negotiable  certificates of deposit of the Index Maturity designated  in the  applicable  Prospectus  Supplement as published in Composite
Quotations  under the heading  "Certificates  of Deposit." If by 3:00 p.m.,  New
York City  time,  on such  Calculation  Date such rate is not yet  published  in either  H.15(519) or Composite  Quotations,  then the CD Rate for such  Interest
Reset Period will be calculated by the  Calculation  Agent for such CD Reference
Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination  Date, of three leading  nonbank  dealers in negotiable  U.S.  dollar  certificates  of deposit in The City of New York  selected by the  Calculation  Agent for such CD
Reference  Rate  Certificate  for  negotiable  certificates  of deposit of major
United States money center banks of the highest  credit  standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the
Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000;  provided,  however, that if the dealers selected as aforesaid by such  Calculation  Agent are not  quoting  offered  rates as  mentioned  in this sentence,  the CD Rate for such Interest Reset Period will be the same as the CD
Rate for the  immediately  preceding  Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

The "Calculation Date" pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth  calendar  day after such CD Rate  Determination
Date or, if such day is not a Business Day, the next succeeding  Business Day or
(b) the second  Business Day preceding the date any  distribution of interest is required to be made following the applicable Interest Reset Date.

(2)  Commercial  Paper  Reference  Rate  Certificates.   Each  Commercial  Paper
Reference Rate  Certificate will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread  Multiplier,  if any,  specified in such Certificate and in the applicable Prospectus Supplement.

The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Reference Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset
Period (a  "Commercial  Paper Rate  Determination  Date") and shall be the Money
Market Yield (as defined  herein) on such  Commercial  Paper Rate  Determination
Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus  Supplement,  as such rate shall be published in H.15(519)
under  the  heading  "Commercial  Paper."  In the  event  that  such rate is not published  prior to 3:00 p.m., New York City time, on the  Calculation  Date (as defined herein)  pertaining to such Commercial  Paper Rate  Determination  Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money
Market Yield on such Commercial  Paper Rate  Determination  Date of the rate for commercial  paper of the  specified  Index  Maturity as  published  in Composite
Quotations under the heading  "Commercial Paper." If by 3:00 p.m., New York City time,  on  such  Calculation  Date  such  rate is not yet  published  in  either
H.15(519)  or  Composite  Quotations,  then the  Commercial  Paper Rate for such
Interest Reset Period shall be the Money Market Yield of the arithmetic  mean of the offered  rates,  as of 11:00 a.m.,  New York City time,  on such  Commercial
Paper Rate  Determination  Date of three leading dealers of commercial  paper in
The City of New York selected by the Calculation Agent for such Commercial Paper
Reference Rate  Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equipment by a nationally  recognized  rating agency;  provided,  however,  that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence,  the  Commercial  Paper Rate for such Interest Reset
Period  will be the  same  as the  Commercial  Paper  Rate  for the  immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

      "Money  Market Yield" shall be a yield  calculated in accordance  with the following formula:

            Money Market Yield =         D x 360      x      100
                                         -------
                              360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount  basis and expressed as a decimal,  and "M" refers to the actual number of days in the specified Index Maturity.

The "Calculation  Date"  pertaining to any Commercial  Paper Rate  Determination
Date  shall be the  first to occur of (a) the  tenth  calendar  day  after  such
Commercial Paper Rate  Determination Date or, if such day is not a Business Day, the next  succeeding  Business Day or (b) the second  Business Day preceding the date  any  distribution  of  interest  is  required  to be  made  following  the applicable Interest Reset Date.

(3) Federal Funds Reference Rate Certificates. Each Federal Funds Reference Rate
Certificate   will  bear  interest  for  each  Interest  Resort  Period  at  the
Pass-Through  Rate calculated with name to the Federal Funds Rate and the Spread or  Spread  Multiplier,  if  any,  specified  in  such  Certificate  and  in the applicable Prospectus Supplement.

The "Federal  Funds Rate" for each Interest  Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds
Rate Determination  Date") for Federal Funds as published in H.15(519) under the heading  "Federal  Funds  (Effective)."  In the  event  that  such  rate  is not published  prior to 3:00 p.m.,  New York City time on the  Calculation  Date (as defined herein)  pertaining to such Federal Funds Rate  Determination  Date, the
Federal  Funds Rate for such  Interest  Reset  Period  shall be the rate on such
Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such  Calculation  Date such rate is not yet published in either H.15(519) or
Composite Quotations, then the Federal Funds Rate for such Interest Reset Period shall be the rate on such Federal  Funds Rate  Determination  Date made publicly available  by, the Federal  Reserve Bank of New York which is  equivalent to the rate which appears in H.15(519) under the heading  "Federal Funds  (Effective),"
provided,  however,  that if such  rate is not made  publicly  available  by the
Federal  Reserve  Bank of New York by 3:00  p.m.,  New York City  time,  on such
Calculation  Date, the Federal Funds Rate for such Interest Reset Period will be the same as the  Federal  Funds  Rate in effect  for the  immediately  preceding
Interest  Reset  Period (or, if there was no such  Interest  Reset  Period,  the
Initial  Pass-Through  Rate).  Unless  otherwise  specified  in  the  applicable
Prospectus Supplement, in the case of a Federal Funds Reference Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the  succeeding  Monday will be reset by the Calculation  Agent for such  Certificate on such second Monday (or, if not a
Business  Day,  on the  next  succeeding  Business  Day) to a rate  equal to the average of the Federal  Funds  Rates in effect with  respect to each such day in such week.

The "Calculation  Date"" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

(4) LIBOR Reference Rate  Certificates.  Each LIBOR  Reference Rate  Certificate
will bear  interest  for each  Interest  Reset Period at the  Pass-Through  Rate calculated with reference to LIBOR and the Spread or Spread Multiplier,  if any,
specified in such Certificate and in the applicable Prospectus Supplement.

With respect to LIBOR  indexed to the offered  rates for U.S.  dollar  deposits,
"LIBOR" for each Interest  Reset Period will be  determined  by the  Calculation
Agent for any LIBOR Reference Rate Certificate as follows:

(i) On the second London  Banking Day prior to the Interest  Reset Date for such
Interest Reset Period (a "LIBOR Determination  Date"), the Calculation Agent for
such LIBOR Reference Rate  Certificate will determine the arithmetic mean of the offered rates for deposits in U.S.  dollars for the period of the Index Maturity specified in the applicable Prospectus  Supplement,  commencing on such Interest
Reset Date, which appear on the Reuters Screen LIBO Page at approximately  11:00
a.m., London time, on such LIBOR  Determination Date. "Reuters Screen LIBO Page"
means the display  designated as page "LIBOR" on the Reuters Monitor Money Rates
Service (or such other page may  replace  the LIBO page on that  service for the purpose of displaying  London  interbank  offered  rates of major banks).  If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic  mean of such offered rates as determined by the Calculation Agent for such LIBOR Reference Rate Certificate.

(ii) If fewer than two offered  rates appear on the Reuters  Screen LIBO Page on such LIBOR  Determination  Date, the Calculation  Agent for such LIBOR Reference
Rate Certificate will request the principal London offices of each of four major banks in the London  interbank  market  selected  by such  Calculation  Agent to provide such Calculation Agent with its offered  quotations for deposits in U.S.
dollars  for the period of the  specified  Index  Maturity,  commencing  on such
Interest  Reset  Date,  to  prime  banks  in  the  London  interbank  market  at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal  amount  equal  to an  amount  of not  less  than  $1,000,000  that is representative of a single  transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic  mean of such  quotations.  If fewer than two such quotations are provided,  "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates  quoted  by three  major  banks in The  City of New York  selected  by the
Calculation  Agent for such LIBOR  Reference Rate  Certificate at  approximately
11:00 a.m.,  New York City time, on such LIBOR  Determination  Date for loans in
U.S.  dollars to leading  European banks,  for the period of the specified Index
Maturity,  commencing on such  Interest  Reset Date,  and in a principal  amount equal to an amount  of not less  than  $1,000,000  that is  representative  of a single transaction in such market at such time; provided, however, that if fewer than three banks  selected as  aforesaid by such  Calculation  Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

If LIBOR with respect to any LIBOR Reference Rate  Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable
Prospectus Supplement will set forth the method for determining such rate.

(5)  Treasury  Reference  Rate   Certificates.   Each  Treasury  Reference  Rate
Certificate   will  bear  interest  for  each  Interest   Reset  Period  at  the
Pass-Through  Rate calculated with reference to the Treasury Rate and the Spread or  Spread  Multiplier,  if  any,  specified  in  such  Certificate  and  in the applicable Prospectus Supplement.

The  Treasury  Rate  for each  Interest  Reset  Period  will be the rate for the auction held on the Treasury  Rate  Determination  Date (as defined  herein) for such Interest Reset Period of direct obligations of the United States ("Treasury bills")  having  the  Index  Maturity  specified  in the  applicable  Prospectus
Supplement, as such rate shall be published in H.15(519) under the heading "U.S.
Government Certificates-Treasury  bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the  Calculation  Date (as defined  herein)  pertaining  to such  Treasury  Rate
Determination  Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days,  as  applicable,  and applied on a daily basis) on such Treasury Rate  Determination  Date as otherwise  announced by the
United States  Department of the Treasury.  In the event that the results of the auction of Treasury bills having the specified  Index Maturity are not published or  reported  as  provided  above by 3:00  p.m.,  New York  City  time,  on such
Calculation  Date,  or  if no  such  auction  is  held  on  such  Treasury  Rate
Determination  Date, then the Treasury Rate for such Interest Reset Period shall be  calculated  by the  Calculation  Agent  for  such  Treasury  Reference  Rate
Certificate and shall be a yield to maturity  (expressed as a bond equivalent on the basis of a year of 365 or 366 days,  as  applicable,  and applied on a daily basis)  of the  arithmetic  mean  of  the  secondary  market  bid  rates,  as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination
Date,  of three leading  primary  United States  government  securities  dealers selected  by such  Calculation  Agent for the  issue of  Treasury  bills  with a remaining maturity closest to the specified Index Maturity;  provided,  however, that if the dealers  selected as  aforesaid  by such  Calculation  Agent are not quoting bid rates as mentioned in this sentence, then the Treasury Rate for such
Interest Reset Period will be the same as the Treasury Rate for the  immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

The "Treasury  Rate  Determination  Date" for each Interest Reset Period will be the day of the week in which the  Interest  Reset Date for such  Interest  Reset
Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week,  unless that day is a legal holiday,  in which case the auction is normally held on the  following  Tuesday, except that such auction may be held on the preceding Friday.  If, as the result of a legal holiday,  an auction is so held on the preceding Friday,  such Friday will be the Treasury Rate  Determination  Date  pertaining to the Interest Reset
Period  commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury  Reference
Rate  Certificate,  then such Interest  Reset Date shall instead be the Business
Day immediately following such auction date.

The "Calculation Date"" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth  calendar  day after such  Treasury  Rate
Determination  Date or, if such a day is not a Business Day, the next succeeding
Business Day or (b) the second Business Day preceding the date any  distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Certificates

Each Certificate (other than certain Classes of Strip  Certificates) will have a
Certificate  Principal Balance which, at any time, will equal the maximum amount that the holder  thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust.  Distributions generally will be applied to undistributed accrued interest  on, then to  principal  of, and then to premium (if any) on, each such
Certificate of the Class or Classes entitled thereto (in the manner and priority specified  in  such  Prospectus  Supplement)  until  the  aggregate  Certificate
Principal  Balance  of such  Class or  Classes  has been  reduced  to zero.  The outstanding  Certificate  Principal  Balance of a Certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related Series, by the amount of any net losses realized on any
Deposited Asset ("Realized  Losses")  allocated  thereto.  The initial aggregate
Certificate  Principal  Balance  of a Series  and  each  Class  thereof  will be specified in the related  Prospectus  Supplement.  Distributions of principal of any  Class  of  Certificates  will be made on a pro  rata  basis  among  all the
Certificates of such Class.  Strip  Certificates  with no Certificate  Principal
Balance will not receive distributions of principal.

Optional Exchange

If a holder may exchange Certificates of any given Series for a pro rata portion of the Deposited  Assets,  the applicable  Prospectus  Supplement will designate such  Series as an  "Exchangeable  Series".  The terms  upon  which a holder may exchange  Certificates of any Exchangeable  Series for a pro rata portion of the
Deposited  Assets  of the  related  Trust  will  be  specified  in  the  related
Prospectus Supplement; provided that any right of exchange shall be exerciseable only to the  extent  that  such  exchange  would  not be  inconsistent  with the
Company's and such Trust's continued satisfaction of the applicable requirements for exemption  under Rule 3a-7 under the Investment  Company Act of 1940 and all applicable  rules,  regulations  and  interpretations  thereunder  and  provided further that no holder (other than the Depositor or one of its  affiliates)  may exercise such exchange right prior to (i) six months after the original issuance date of the  related  Certificates  and (ii) 180  days  after  the date on which notice of such holder's decision to exercise such exchange right is delivered to the Trustee. Such terms may relate to, but are not limited to, the following:

          (a) a  requirement  that the  exchanging  holder tender to the Trustee
     Certificates of each Class within such Exchangeable Series;

          (b) a minimum  Certificate  Principal  Balance or Notional Amount,  as
     applicable, with respect to each Certificate being tendered for exchange;

          (c) a requirement that the Certificate  Principal  Balance or Notional
     Amount,  as  applicable,  of each  Certificate  tendered for exchange be an integral multiple of an amount specified in the Prospectus Supplement;

          (d) specified  dates during which a holder may effect such an exchange
     (each, an "Optional Exchange Date");

          (e)  limitations  on the right of an exchanging  holder to receive any benefit upon  exchange  from any Credit  Support or other  non-Term  Assets deposited in the applicable Trust; and

          (f)  adjustments  to the value of the proceeds of any  exchange  based upon  the  required  prepayment  of  future  expense  allocations  and  the
     establishment  of  a  reserve  for  any  anticipated   Extraordinary  Trust
     Expenses.

In order for a Certificate of a given Exchangeable  Series (or Class within such
Exchangeable  Series) to be exchanged by the applicable  Certificateholder,  the
Trustee for such Certificate  must receive,  at least 30 (or such shorter period acceptable  to the  Trustee)  but not more  than 45 days  prior  to an  Optional
Exchange  Date (i) such  Certificate  with the form  entitled  "Option  to Elect
Exchange"  on the  reverse  thereof  duly  completed,  or  (ii)  in the  case of
Registered  Certificates,  a telegram,  telex,  facsimile transmission or letter from a member of a national securities  exchange or the National  Association of
Securities  Dealers,  Inc.,  the  Depositary  (in  accordance  with  its  normal procedures)  or a commercial  bank or trust company in the United States setting forth the name of the holder of such  Registered  Certificate,  the  Certificate
Principal  Balance  or  Notional  Amount of such  Registered  Certificate  to be exchanged,  the  certificate  number or a description  of the tenor and terms of such  Registered  Certificate,  a statement that the option to elect exchange is being  exercised  thereby and a guarantee that the Registered  Certificate to be exchanged  with the form entitled  "Option to Elect  Exchange" on the reverse of the Registered  Certificate  duly completed will be received by such Trustee not later than five Business Days after the date of such telegram,  telex, facsimile transmission  or  letter.  If the  procedure  described  in  clause  (ii) of the preceding sentence is followed,  then such Registered  Certificate and form duly completed  must be  received by such  Trustee by such fifth  Business  Day.  Any tender of a Certificate  by the holder for exchange  shall be  irrevocable.  The exchange  option may be exercised by the holder of a  Certificate  for less than the entire Certificate Principal Balance of such Certificate,  provided that the
Certificate  Principal  Balance  or  Notional  Amount,  as  applicable,  of such
Certificate remaining outstanding after redemption is an authorized denomination and  all  other  exchange  requirements  set  forth  in the  related  Prospectus
Supplement are satisfied.  Upon such partial exchange, such Certificate shall be cancelled and a new  Certificate or Certificates  for the remaining  Certificate
Principal  Balance thereof shall be issued (which, in the case of any Registered
Certificate, shall be in the name of the holder of such exchanged Certificate).

Because  initially and unless and until Definitive  Certificates are issued each
Certificate  will be  represented  by a  Global  Certificate,  the  Depositary's nominee will be the  Certificateholder of such Certificate and therefore will be the only entity that can exercise a right of  exchange.  In order to ensure that the  Depositary's  nominee will timely exercise a right of exchange with respect to a particular  Certificate,  the  beneficial  owner of such  Certificate  must instruct the broker or other  direct or indirect  participant  through  which it holds an interest in such  Certificate to notify the Depositary of its desire to exercise a right of exchange.  Different firms have different  cut-off times for accepting  instructions from their customers and,  accordingly,  each beneficial owner should consult the broker or other direct or indirect  participant through which it holds an interest in a  Certificate  in order to ascertain  the cut-off time by which such an instruction must be given in order for timely notice to be delivered to the Depositary.

Upon the satisfaction of the foregoing conditions and any applicable  conditions with respect to the related  Deposited  Assets,  as described in the  applicable
Prospectus  Supplement,  the  applicable  Certificateholder  will be entitled to receive a  distribution  of a pro rata share of the Deposited  Assets related to the  Exchangeable  Series  (and Class  within such  Exchangeable  Series) of the
Certificate  being exchanged,  in the manner and to the extent described in such
Prospectus Supplement, and would therefore own the Deposited Assets and have the ability to enforce  their  rights  directly as owners of the  Deposited  Assets.
Alternatively,   to  the  extent  so  specified  in  the  applicable  Prospectus
Supplement,  the  applicable   Certificateholder,   upon  satisfaction  of  such
conditions,  may  direct  the  related  Trustee  to  sell,  on  behalf  of  such
Certificateholder,  such pro rata share of the Deposited  Assets, in which event the  Certificateholder  shall be entitled  to receive  the net  proceeds of such sale, less any costs and expenses  incurred by such Trustee in facilitating such sale,  subject  to any  additional  adjustments  set  forth  in  the  Prospectus
Supplement.

Put Option

If  specified  in  the  applicable  Prospectus  Supplement,  a  holder  may  put
Certificates  of a given Series to the Company or a third party.  The terms upon which a holder may put its Certificates  (including the price) will be specified in the related Prospectus Supplement; provided, however, any put option shall be exerciseable only to the extent that such put would not be inconsistent with the
Company's or Trust's continued  satisfaction of the applicable  requirements for exemption  under  Rule 3a-7  under the  Investment  Company  Act of 1940 and all applicable rules, regulations and interpretations thereunder.

Global Certificates

All Certificates of a given Series (or, if more than one Class exists, any given
Class within that Series) will,  upon  issuance,  be  represented by one or more
Global Certificates that will be deposited with, or on behalf of, The Depository
Trust Company, New York, New York (for Registered  Certificates  denominated and payable in U.S.  dollars),  or such other  depositary  identified in the related
Prospectus  Supplement  (the  "Depositary"),  and  registered  in the  name of a nominee  of  the  Depositary.  Global  Certificates  may  be  issued  in  either registered  or bearer  form and in either  temporary  or  definitive  form.  See
"Limitations on Issuance of Bearer  Certificates"  for provisions  applicable to
Certificate  issued in bearer form. Unless and until it is exchanged in whole or in part for the individual Certificates  represented thereby (each a "Definitive
Certificate"),  a Global Certificate may not be transferred except as a whole by the Depositary for such Global Certificate to a nominee of such Depositary or by a nominee of such  Depositary  to such  Depositary  or  another  nominee of such
Depositary  or by such  Depositary  or any such  nominee to a successor  of such
Depositary or a nominee of such successor.

The Depository Trust Company has advised the Company as follows:  The Depository
Trust Company is a limited-purpose trust company organized under the laws of the
State  of New  York,  a  member  of the  Federal  Reserve  System,  a  "clearing corporation"  within the meaning of the New York Uniform  Commercial Code, and a
"clearing  agency"  registered  pursuant to the provisions of Section 17A of the
Exchange Act. The Depository Trust Company was created to hold securities of its participants  and to  facilitate  the  clearance  and  settlement  of securities transactions  among the  institutions  that have accounts  with such  Depositary
("participants")  in such securities  through  electronic  book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities  certificates.  Such Depositary's  participants include securities brokers and dealers  (including the Offering  Agent),  banks,  trust  companies, clearing  corporations,  and certain other  organizations,  some of whom (and/or
their  representatives)  own  such  Depositary.   Access  to  such  Depositary's
book-entry system is also available to others, such as banks,  brokers,  dealers and trust companies that clear through or maintain a custodial relationship with a participant,  either directly or indirectly.  The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

Upon the  issuance  of a Global  Certificate,  the  Depositary  for such  Global
Certificate will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual Certificates  represented by such
Global  Certificate  to the  accounts of its  participants.  The  accounts to be accredited shall be designated by the underwriters of such Certificates,  or, if such  Certificates are offered and sold directly through one or more agents,  by the Company or such agent or agents.  Ownership  of  beneficial  interests  in a
Global  Certificate  will be limited to  participants  or Persons  that may hold beneficial interests through participants.  Ownership of beneficial interests in a Global  Certificate  will be shown on, and the transfer of that ownership will be effected only through,  records  maintained by the Depositary for such Global
Certificate or by  participants or Persons that hold through  participants.  The laws of some states require that certain  purchasers of securities take physical delivery of such securities.  Such limits and such laws may limit the market for beneficial interests in a Global Certificate.

So long as the Depositary for a Global Certificate, or its nominee, is the owner of such Global Certificate, such Depositary or such nominee, as the case may be, will be considered the sole  Certificateholder  of the  individual  Certificates represented  by such Global  Certificate  for all purposes.  Except as set forth below,  owners  of  beneficial  interests  in a Global  Certificate  will not be entitled to have any of the individual  Certificates  represented by such Global
Certificate  registered  in their  names,  will not  receive or be  entitled  to receive  physical  delivery of any such  Certificates and will not be considered
the   Certificateholder   thereof  under  the  Trust  Agreement  governing  such
Certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any Certificate to pledge that Certificate to persons or entries that do not participate in the Depositary's  system,  or to otherwise act  with  respect  to such  Certificate,  may be  limited  due to the lack of a physical certificate for such Certificate.

Subject to the restrictions  discussed under  "Limitations on Issuance of Bearer
Certificates" below, distributions of principal of (and premium, if any) and any interest on individual Certificates  represented by a Global Certificate will be
made  to  the   Depositary  or  its  nominee,   as  the  case  may  be,  as  the
Certificateholder  of  such  Global  Certificate.   None  of  the  Company,  the
Administrative  Agent,  if any,  the Trustee for such  Certificates,  any Paying
Agent  or  the  Certificate  Registrar  for  such  Certificates  will  have  any responsibility  or  liability  for any  aspect  of the  records  relating  to or payments made on account of beneficial  interests in such Global  Certificate or
for  maintaining,   supervising  or  reviewing  any  records  relating  to  such beneficial  interests.  Receipt by owners of beneficial interests in a temporary
Global  Certificate  of  payments of  principal,  premium or interest in respect thereof will be subject to the restrictions  discussed below under  "Limitations on Issuance of Bearer Certificates" below.

The Company  expects that the Depositary for  Certificates  of a given Class and
Series,  upon receipt of any  distribution of principal,  premium or interest in
respect  of  a  definitive   Global   Certificate   representing   any  of  such
Certificates,  will credit immediately  participants'  accounts with payments in amounts  proportionate to their respective beneficial interests in the principal amount of such Global  Certificate  as shown on the records of such  Depositary.
The Company also expects that payments by  participants  to owners of beneficial interests in such Global  Certificate  held through  such  participants  will be governed by standing  instructions and customary  practices,  as is now the case with  securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such  participants.  Receipt by owners of beneficial  interests in a temporary Global Certificate of payments of  principal,  premium or  interest in respect  thereof  will be subject to the
restrictions   discussed   below  under   "Limitations  on  Issuance  of  Bearer
Certificates."

If the Depositary for Certificates of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor  depositary is not appointed by the Company within ninety days,  the Company will issue  individual
Definitive  Certificates in exchange for the Global  Certificate or Certificates representing such Certificates.  In addition, the Company may at any time and in its sole  discretion  determine  not to have any  Certificates  of a given Class represented  by one or more  Global  Certificates  and, in such event will issue individual  Definitive  Certificates  of such Class in  exchange  for the Global
Certificate or Certificates  representing  such  Certificates.  Further,  if the
Company so specifies with respect to the Certificates of a given Class, an owner of a beneficial  interest in a Global Certificate  representing  Certificates of such Class may, on terms  acceptable to the Company and the  Depositary for such
Global Certificate,  receive individual Definitive  Certificates in exchange for such  beneficial  interest.  In any such  instance,  an  owner  of a  beneficial interest  in a Global  Certificate  will be  entitled  to  physical  delivery of individual  Definitive  Certificates  of the Class  represented  by such  Global
Certificate  equal in principal  amount to such beneficial  interest and to have such Definitive Certificates registered in its name (if the Certificates of such
Class  are  issuable  as   Registered   Certificates).   Individual   Definitive
Certificates  of  such  Class  so  issued  will  be  issued  as  (a)  Registered
Certificates in  denominations,  unless otherwise  specified by the Company,  of
$1,000 and  integral  multiples  thereof if the  Certificates  or such Class are
issuable  as  Registered  Certificates,   (b)  as  Bearer  Certificates  in  the
denomination or  denominations  specified by the Company if the  Certificates of such Class are issuable as Bearer  Certificates  or (c) as either  Registered or
Bearer  Certificates,  if the  Certificates of such Class are issuable in either form. See, however, "Limitations on Issuance of Bearer Certificates" below for a description  of  certain  restrictions  on the  issuance  of  individual  Bearer
Certificates in exchange for beneficial interests in a Global Certificate.

The applicable  Prospectus  Supplement  will set forth any material terms of the depositary arrangement with respect to any Class or Series of Certificates being offered thereby to the extent not set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

                     [Select one of the bracketed sections]

[Alternative  1] [Each  Certificate  of each  Series  (or if more than one Class exists,  each Class  (whether or not each such Class is offered  hereby)  within such Series) will represent an ownership interest in a designated,  fixed income debt  security or asset  backed  security or a pool of such debt  securities  or asset backed  securities  (the "Term Assets") issued by one or more issuers (the
"Term Assets  Issuers"),  purchased by a Trust with  proceeds  from,  and at the direction of, the Company or purchased by the Company (or an affiliate  thereof)
in the secondary  market and assigned to a Trust as described in the  applicable
Prospectus  Supplement.  Each Term Asset,  or Term  Assets,  in the case of debt securities  with a common  obligor,  that represent ten percent (10%) or more of the pool of Term  assets  as of the date of the  related  Prospectus  Supplement
("Concentrated  Term Assets") will be issued or by their terms guaranteed by one or more  corporations,  banking  organizations,  insurance  companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States or any state,  which are subject to the informational  requirements of the Exchange
Act and which, in accordance therewith,  file reports and other information with the Commission. Based on information contained in the offering document pursuant
to  which  Term  Assets  were  originally   offered  (a  "Term  Assets  Offering
Document"),  the  applicable  Prospectus  Supplement  shall  set  forth  certain information with respect to the public  availability of information with respect to any Term Assets  Issuer the debt  securities of which are  Concentrated  Term
Assets.  Material terms of the Concentrated  Term Assets will be included in the related Prospectus Supplement.]

[Alternative  2] [Each  Certificate  of each  Series  (or if more than one Class exists,  each Class  (whether or not each such Class is offered  hereby)  within such Series) will represent an ownership interest in a designated,  fixed income debt security or pool of such debt securities (the "Term Assets"),  purchased by the Company (or an affiliate  thereof) in the secondary market and assigned to a
Trust as described in the applicable Prospectus Supplement.  Each Term Asset, or
Term  Assets,  in the  case of  debt  securities  with a  common  obligor,  that represent ten percent (10%) or more of the pool of Term assets as of the date of the related Prospectus  Supplement  ("Concentrated  Term Assets") will represent direct  obligations  of one or more  foreign  private  issuers  (as such term is defined in Rule 405 of the Securities Act) (the "Term Assets  Issuers")  subject to the  informational  requirements  of the Exchange Act and which in accordance therewith  file  reports and other  information  with the  Commission.  Based on information  contained  in the offering  document  pursuant to which Term Assets were  originally  offered (a "Term Assets  Offering  Document"),  the applicable
Prospectus  Supplement  shall set forth certain  information with respect to the public  availability  of information  with respect to any Term Assets Issuer the debt  securities of which are  Concentrated  Term Assets.  Material terms of the
Concentrated Term Assets will be included in the related Prospectus Supplement.]

[Alternative  3] [Each  Certificate  of each  Series  (or if more than one Class exists,  each Class  (whether or not each such Class is offered  hereby)  within such Series) will represent an ownership  interest specified for such Series (or
Class) of Certificates in a designated,  fixed income debt security or a pool of such debt securities (the "Term Assets") assigned to a Trust as described in the applicable  Prospectus  Supplement.  The respective  issuer of any Term Asset is referred to herein as a "Term Assets  Issuer".  Each Term Asset, or Term Assets,
in the case of debt securities with a common obligor, that represent ten percent
(10%)  or  more  of the  pool  of Term  assets  as of the  date  of the  related
Prospectus Supplement  ("Concentrated Term Assets") will represent an obligation
(i) issued or by their terms  guaranteed  by the United States of America or any agency  thereof for the payment of which the full faith and credit of the United
States  of  America  is  pledged  ("Treasury  Securities")  or  (ii)  of a  U.S.
governmental  sponsored  organization  created  pursuant  to federal  statute (a
"GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust:  Federal  National
Mortgage  Association  ("Fannie  Mae"),  Federal Home Loan Mortgage  Association
("Freddie Mac"), Student Loan Marketing  Association ("Sallie Mae"),  Resolution
Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such  obligations  represent  the joint and  several  obligation  of the  twelve
Federal Home Loan Banks),  Tennessee Valley  Authority  ("TVA") and Federal Farm
Credit Banks ("FFCB").  The Trusts may also include securities guaranteed by the
United States Agency for International  Development ("AID") and government trust certificates. Debt securities of such GSEs may be exempt from registration under the Securities Act pursuant to Section  3(a)(2) of the Securities Act (or deemed by statute to be so exempt)  and are not  required  to be  registered  under the
Exchange  Act.  Concentrated  Term  Assets of any such GSE will be included in a
Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S.  government or (B) such organization makes publicly available its annual report which shall include financial  statements or similar financial information  with respect to such  organization  (any such GSE, a "GSE Issuer").
Based on information  contained in the offering  document pursuant to which Term
Assets  were  originally  offered  (a  "Term  Assets  Offering  Document"),  the applicable  Prospectus  Supplement  shall set  forth  certain  information  with respect to the  public  availability  of  information  with  respect to any Term
Assets Issuer the debt securities of which constitute  Concentrated Term Assets.
Material terms of the  Concentrated  Term Assets will be included in the related
Prospectus Supplement.]

[Alternative  4] [Each  Certificate  of each  Series  (or if more than one Class exists,  each Class  (whether or not each such Class is offered  hereby)  within such Series) will represent an ownership interest in a designated,  fixed income debt security or a pool of such debt securities  (the "Term Assets"),  purchased by the Company (or an affiliate thereof) in the secondary market and assigned to a Trust as described in the applicable  Prospectus  Supplement.  Each Term Asset will  represent an obligation  issued or by their terms  guaranteed by a foreign government,  political  subdivision  or agency or  instrumentality  thereof (the
"Term Assets  Issuers").  Each Term Asset,  or Term Assets,  in the case of debt securities  with a common  obligor,  that represent ten percent (10%) or more of the pool of Term  assets  as of the date of the  related  Prospectus  Supplement
("Concentrated  Term  Assets") will  represent an obligation  issued or by their terms guaranteed by a foreign government or a political subdivision or agency or instrumentality  thereof which has offered debt  securities in the United States pursuant  to a  registration  statement  filed  with the  Commission  containing information  required by Schedule B of the Securities Act ("Schedule  B"), which qualifies as a "seasoned"  issuer under Commission  practice and which issuer or
guarantor  the  Company   reasonably   believes  (based  on  publicly  available
information)  is  eligible to use  Schedule B as of the time of any  offering of
Certificates  hereunder.  The Term Assets may include,  but shall not be limited to,  obligations of any or all of the following Foreign  Governments  (which may include, but shall not be limited to, obligations  guaranteed by the following):
Austria,  Australia,  Canada,  Canadian  Provinces,  Denmark,  Finland,  France,
Germany,  Ireland,  Japan, Norway,  Italy, Spain, Sweden and the United Kingdom.
The Prospectus  Supplement for any series will set forth the Foreign  Government obligations included in the related Trust. Based on information contained in the offering document pursuant to which Term Assets were originally offered (a "Term
Assets Offering Document"), the applicable Prospectus Supplement shall set forth certain  information with respect to the public availability of information with respect  to any Term  Assets  Issuer  the debt  securities  of which  constitute
Concentrated Term Assets. Material terms of the Concentrated Term Assets will be included in the related Prospectus Supplement.]

The following is a general description of the Deposited Assets which the Company is  permitted  to  include  in a Trust  and does not  purport  to be a  complete description of any such Deposited  Asset.  This  description is qualified in its entirety by reference to the applicable Prospectus  Supplement,  the Term Assets
Prospectus and the Term Assets themselves.  Material  information  regarding the actual Deposited  Assets,  as of the Cut-off Date (as defined  herein),  will be provided in the Prospectus Supplement used to offer a Series of Certificates.  A maximum  of 5% of  the  aggregate  principal  balance  of the  Deposited  Assets included  with  respect  to a  Series  of  Certificates  as  described  in  this
Prospectus and the related Prospectus Supplement as of the relevant Cut-off Date will deviate from the  characteristics  of the assets as of the date of issuance of such Series.

Term Assets

                     [Include for Alternatives 1 and 2 only]

[General. As specified in the related Prospectus Supplement each Term Asset will have been issued  pursuant to an agreement  (each,  a "Term  Assets  Indenture")
between the Term Assets  Issuer and the Term Assets  Trustee.  Unless  otherwise specified,  the Term  Assets  Indenture  and the  Term  Assets  Trustee  will be qualified under the Trust Indenture Act of 1939 (the "Trust  Indenture Act") and
the Term Assets Indenture will contain certain provisions  required by the Trust
Indenture Act.

Certain  Covenants.  Indentures  generally contain covenants intended to protect security holders against the occurrence or effects of certain  specified events,
including   restrictions   limiting  the   issuer's,   and  in  some  cases  any
subsidiary's,  ability to: (i) consolidate,  merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien,  charge,  or encumbrance upon any of its property  or  assets,  or to  incur,  assume,  guarantee  or suffer to exist any indebtedness  for borrowed money if the payment of such  indebtedness is secured by the grant of such a lien;  (iii) declare or pay any cash  dividends,  or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or  subordinated  indebtedness  of the issuer or its subsidiaries,  if any. An indenture may also contain financial covenants  which,  among  other  things,  require  the  maintenance  of  certain financial ratios or the creation or maintenance of reserves.  Subject to certain exceptions,  indentures  typically  may be  amended  or  supplemented  and  past defaults may be waived with the consent of the indenture trustee, the consent of the  holders  of  not  less  than a  specified  percentage  of  the  outstanding securities, or both.

The Term Assets Indenture related to one or more Term Assets included in a Trust may include some, all or none of the foregoing  provisions or variations thereof or additional covenants not discussed herein. To the extent that the Term Assets are investment grade debt they are unlikely to contain  significant  restrictive covenants  although  certain  non-investment  grade  debt may not be  subject to restrictive  covenants either. There can be no assurance that any such provision will protect the Trust or Trustee as a holder of the Term Assets against losses.
The Prospectus Supplement used to offer any Series of Certificates will describe
material   covenants  in  relation  to  any  Concentrated  Term  Asset  and,  as applicable,  will describe  material  covenants  which are common to any pool of
Term Assets.

Events of  Default.  Indentures  generally  provide  that any one of a number of specified  events  will  constitute  an event of  default  with  respect  to the securities  issued  thereunder.  Such  events of default  typically  include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required  (subject to any specified  grace  period)  or to  redeem  any of the  securities  when  required
(subject to any specified  grace period);  (ii) failure by the issuer to observe or perform any covenant,  agreement, or condition contained in the securities or the  indenture  which  failure is  materially  adverse to  security  holders and continues for a specified  period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified  percentage of the  outstanding  securities;  (iii)  failure by the issuer to make any required payment of principal  (and premium,  if any) or interest with respect to certain of the other  outstanding  debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities,  and (iv) certain events of insolvency or bankruptcy with respect to the Term Assets Issuer.

Remedies.  Indentures  generally provide that upon the occurrence of an event of default,  the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem  appropriate to protect and enforce the rights of the security  holders.  Certain  indentures  provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to  declare  all or a portion  of the  principal  and  accrued  interest  on the outstanding  securities  immediately  due and  payable  upon the  occurrence  of certain events of default, subject to the issuer's right to cure, if applicable.
Generally,   an  indenture  will  contain  a  provision  entitling  the  trustee thereunder  to be  indemnified  by the security  holders  prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders.  An indenture is also likely to limit a security  holder's right to institute  certain  actions or proceedings to pursue any  remedy  under  the  indenture  unless  certain  conditions  are  satisfied, including consent of the indenture  trustee,  that the proceeding be brought for the  ratable  benefit of all  holders  of the  security,  and/or  the  indenture trustee,  after being  requested to  institute a proceeding  by the owners of at least a specified  minimum  percentage of the securities,  shall have refused or neglected to comply with such request within a reasonable time.

Each Term  Assets  Indenture  may  include  some,  all or none of the  foregoing provisions or variations  thereof or additional  events of default not discussed herein.  The Prospectus  Supplement  with respect to any Series of  Certificates will describe the events of default under the Term Assets Indenture with respect to any  Concentrated  Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto.  With respect to any Trust comprised of a pool of securities,  the applicable  Prospectus  Supplement will describe certain common
Term  Asset  Events  of  Default  with  respect  to such  pool.  There can be no assurance  that any such  provision  will protect the Trust,  as a holder of the
Term Assets,  against  losses.  If a Term Asset Event of Default  occurs and the
Trustee as a holder of the Term  Assets is  entitled  to vote or take such other action to declare  the  principal  amount of a Term  Assets and any  accrued and
unpaid  interest  thereon  to  be  due  and  payable,  the   Certificateholders'
objectives  may differ  from those of  holders of other  securities  of the same
series  and  class  as  any  Term  Asset   ("outstanding  debt  securities")  in
determining whether to declare the acceleration of the Term Assets.

Subordination.  As set forth in the applicable Prospectus Supplement, certain of the Term Assets with  respect to any Trust may be either  senior  ("Senior  Term
Assets") or  subordinated  ("Subordinated  Term  Assets") in right to payment to other existing or future indebtedness of the Term Assets Issuer. With respect to
Subordinated Term Assets, to the extent of the subordination  provisions of such securities,  and after the occurrence of certain  events,  security  holders and direct  creditors whose claims are senior to Subordinated  Term Assets,  if any, may be  entitled to receive  payment of the full  amount due thereon  before the holders of any  subordinated  debt securities are entitled to receive payment on account  of the  principal  (and  premium,  if  any)  or any  interest  on  such securities.  Consequently, the Trust or Trustee as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Term Assets
Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar  proceeding the Trust or Trustee as a holder of Senior Term Assets would receive  all  payments  in  respect  of  such  securities  even  if  holders  of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus  Supplement  used to offer any Series of  Certificates
for  a  description  of  any  subordination   provisions  with  respect  to  any
Concentrated   Term  Assets  and  the  percentage  of  Senior  Term  Assets  and
Subordinated Term Assets, if any, in a Trust comprised of a pool of securities.

Secured  Obligations.  Certain of the Term Assets with  respect to any Trust may represent secured obligations of the Term Assets Issuer ("Secured Term Assets").
Generally,  unless an event of default shall have  occurred,  or with respect to certain  collateral or as otherwise set forth in the indenture pursuant to which such  securities  were  offered  and  sold,  an issuer  of  secured  obligations generally has the right to remain in possession and retain exclusive  control of the  collateral  securing a security  and to collect,  invest and dispose of any income related to the  collateral.  The indenture  pursuant to which any secured indebtedness  is  issued  may  also  contain  certain  provisions  for  release, substitution or disposition of collateral  under certain  circumstances  with or without the consent of the  indenture  trustee or upon the direction of not less than a specified  percentage of the security holders.  The indenture pursuant to which any secured  indebtedness  is issued will also provide for the disposition of the collateral  upon the occurrence of certain events of default with respect thereto.  In the  event of a  default  in  respect  of any  secured  obligation, security holders may experience a delay in payments on account of principal (and premium,  if any) or any  interest  on such  securities  pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral  following an indenture event of default  are  insufficient  to repay all  amounts  due in respect of any secured obligations,  the holders of such  securities (to the extent not repaid from the proceeds  of the sale of the  collateral)  would  have only an  unsecured  claim ranking pari passu with the claims of all other general unsecured creditors.

The Term Assets  Indenture  with  respect to any Secured Term Asset may include, some, or all or none of the foregoing  provisions  or  variations  thereof.  The
Prospectus  Supplement used to offer any Series of  Certificates  which includes
Concentrated  Term Assets  which are Secured  Term  Assets,  will  describe  the security provisions of such Term Assets and the related collateral. With respect to any Trust comprised of a pool of securities,  a substantial  portion of which are Secured Term Assets,  the  applicable  Prospectus  Supplement  will disclose certain  general  information  with respect to such security  provisions and the collateral.]

                        [Include for Alternative 4 only]

General.  None of the Term Assets will have been issued pursuant to an indenture and no trustee is provided for with respect to any Term Asset. Generally,  there will be a fiscal agent (each a "Fiscal Agent") for the Foreign Government Issuer with respect to the Term Asset whose actions will be governed by a fiscal agency agreement.  A Fiscal Agent does not have the same  responsibilities or duties to act on behalf of the holders of a Foreign  Government's debt securities as would a trustee.

Contractual  Restrictions.  There will  generally  be few,  if any,  contractual restrictions on the Foreign Government Issuers or Foreign Government  Guarantors
in respect of the Term  Assets.  The Term Assets by their  terms and  provisions may,  however,  restrict certain actions of the related Foreign  Governments and may also require, among other things, the creation or maintenance of reserves or a sinking fund or contain an undertaking or pledge of the Foreign Government not to  encumber  its  assets to  secure  any other  external  indebtedness  without providing like security for the related Term Asset.  Certain  actions in respect of the debt  securities  of  Foreign  Governments  may also be subject to proper executive, legislative or administrative approval.

The Prospectus Supplement used to offer any Series of Certificates will describe material  covenants or undertakings in relation to any  Concentrated  Term Asset and, as applicable,  will describe material  covenants or undertakings which are common  to any pool of Term  Assets.  There  can be no  assurance  that any such provision will protect the Trust as a holder of the Term Assets against  losses.
In the  event of a breach  of any such  covenant  or  undertaking  it may not be possible  to force any  action  in  respect  of the Term  Assets or to obtain an enforceable judgment against a Foreign Government.

Events of  Default.  Debt  securities  issued by foreign  governments  generally provide that any one of a number of specified events will constitute an event of default  with  respect to such  securities.  Such  events of  default  typically include the following or variations thereof: (i) failure by the issuer to pay an installment  of interest or principal  on the  securities  at the time  required
(subject to any specified  grace period) or to redeem any of the securities when required (subject to any specified grace period);  (ii) failure by the issuer to observe or perform  any  covenant,  agreement,  or  condition  contained  in the securities which failure is materially adverse to security holders and continues for a  specified  period  after  notice  thereof;  (iii)  the  declaration  of a
moratorium   on  payment  of  interest  or  principal  in  respect  of  external indebtedness  and (iv)  failure  by the issuer to make any  required  payment of principal (and premium, if any) or interest with respect to certain of the other
outstanding   debt   obligations  of  the  issuer   (including   other  external
indebtedness) or the acceleration by or on behalf of the holders thereof of such securities.

Each Term Asset may include  some,  all or none of the  foregoing  provisions or variations  thereof or additional  events of default not discussed  herein.  The
Prospectus  Supplement with respect to any Series of Certificates  will describe the events of default  under the Term  Assets with  respect to any  Concentrated
Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto.  With  respect  to any Trust  comprised  of a pool of  securities,  the applicable  Prospectus Supplement will describe certain common Term Asset Events of Default  with respect to such pool.  There can be no assurance  that any such provision  will  protect  the  Trust,  as a holder of the Term  Assets,  against losses.  If a Term Asset Event of Default  occurs and the Trustee as a holder of the Term  Assets is  entitled  to vote or take such other  action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable, the Certificateholders'  objectives may differ from those of holders of other  outstanding debt securities in determining  whether to declare the acceleration of a Term Asset.

Remedies.  Generally, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding  securities of a Foreign
Government  may enforce  their rights under the  securities  including,  in some cases,  the right to  declare  all or a portion  of the  principal  and  accrued interest on the outstanding securities  immediately due and payable,  subject to the issuer's  right to cure, if applicable.  A fiscal agency  agreement will not typically provide for the agent to enforce the rights of the security holders as would an  indenture  trustee.  Consequently,  any  rights in respect of the Term
Assets must be pursued  through  the  Trustee as a holder  thereof in the manner prescribed  with respect to the Term Assets.  There can be no assurance that the
Trustee  will be able to enforce any  contractual  obligation  against a Foreign
Government.  Additionally,  where  action  may be taken in  respect  of the Term
Assets only by a specified  percentage  of the holders of the  outstanding  debt securities,  the Trustee's  ability to influence  such action will be limited by the proportion of such securities held by the Trust.]

                        [Include for Alternative 3 only]

[General.  None  of the  Term  Assets  will  have  been  issued  pursuant  to an indenture,  and no trustee is provided for with respect to any Term Asset. There will generally be a fiscal agent ("Fiscal  Agent") for a GSE Issuer with respect to any related  Term Asset  whose  actions  will be governed by a fiscal  agency agreement.  A Fiscal  Agent is not a trustee  for the holders of the Term Assets and does not have the same  responsibilities or duties to act for the holders of a GSE's securities as would a trustee.

The  applicable  prospectus  supplement  will make  reference to any  disclosure documents  prepared in  connection  with the issuance of Terms Assets by Freddie
Mac or Fannie Mae.

Contractual and Statutory Restrictions. A GSE Issuer and the related Term Assets may be subject to  certain  contractual  and  statutory  restrictions  which may provide some protection to certificateholders  against the occurrence or effects of certain specified events. In general,  each GSE is limited to such activities as will promote its  statutory  purposes as set forth in the publicly  available information with respect to such issuer. See "Description of the Term Assets" in the related Prospectus Supplement.  A GSE's promotion of its statutory purposes, as well as its  statutory,  structural  and  regulatory  relationships  with the federal  government,  may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

Neither the United States or any agency  thereof is obligated to finance any GSE
Issuer's  operations  or to  assist  a GSE  Issuer  in any  manner.  Prospective purchasers  should consult the publicly  available  information  with respect to each GSE Issuer for a more detailed  description of the regulatory and statutory restrictions on the related GSE's activities.

Events of Default.  Term Assets  issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto.  Such events of default  typically  include the following or variations thereof:  (i)  failure  by the  issuer  to pay an  installment  of  interest  or principal on the securities at the time required (subject to any specified grace period)  or to  redeem  any of the  securities  when  required  (subject  to any specified  grace  period);  (ii) failure by the issuer to observe or perform any covenant,  agreement or condition  contained in the  securities  or  authorizing legislation  or  regulation,  as the case may be,  which  failure is  materially adverse to security  holders and continues  for a specified  period after notice thereof;  and (iii) certain  events of insolvency or bankruptcy  with respect to the GSE Issuer.  The Term Assets will generally provide that upon the occurrence of an event of default the holders of not less than a  specified  percentage  of the  outstanding  securities  may declare all or a portion of the  principal and accrued  interest on the  outstanding  securities  immediately  due and payable, subject to the issuer's right to cure, if applicable.

Each Term Asset may include  some,  all or none of the  foregoing  provisions or variations  thereof or additional  events of default not discussed  herein.  The
Prospectus  Supplement with respect to any Series of Certificates  will describe the events of default  under the Term  Assets with  respect to any  Concentrated
Term Asset ("Term Asset Events of Default") and applicable remedies with respect thereto.  With  respect  to any Trust  comprised  of a pool of  securities,  the applicable  Prospectus Supplement will describe certain common Term Asset Events of Default  with respect to such pool.  There can be no assurance  that any such provision  will  protect  the  Trust,  as a holder of the Term  Assets,  against losses.  If a Term Asset Event of Default  occurs and the Trustee as a holder of the Term  Assets is  entitled  to vote or take such other  action to declare the principal  amount of a Term Asset and any accrued and unpaid interest thereon to be due and payable, the Certificateholders'  objectives may differ from those of holders of other  securities  of the same  series and class as any Term Asset in determining whether to declare the acceleration of a Term Asset.]

Principal Economic Terms of Term Assets

The applicable  Prospectus Supplement will disclose the name of each Term Assets
Issuer with  respect to the  applicable  Series of  Certificates.  In  addition, reference is made to the applicable  Prospectus  Supplement with respect to each
Series of Certificates  for a description of the following terms, as applicable, of any  Concentrated  Term Asset:  (i) the title and series of such Term Assets, the aggregate principal amount, denomination and form thereof; (ii) whether such securities are senior or  subordinated  to any other  obligations of the issuer;
(iii) whether any of the  obligations are secured or unsecured and the nature of any collateral;  (iv) the limit, if any, upon the aggregate  principal amount of such  debt  securities;  (v) the dates on  which,  or the range of dates  within which,  the principal of (and premium,  if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Term Assets will bear interest,  if any ("Term Assets  Rate");  the date or dates from which such  interest  will  accrue  ("Term  Assets  Interest  Accrual
Periods");  and the dates on which such interest  will be payable  ("Term Assets
Payment  Dates");  (vii) the  obligation,  if any, of the Term Assets  Issuer to redeem the outstanding debt securities pursuant to any sinking fund or analogous provisions,  or at the option of a holder thereof,  and the periods within which or the dates on which,  the  prices at which and the terms and  conditions  upon which such debt securities may be redeemed or repurchased,  in whole or in part, pursuant to such  obligation;  (viii) the periods  within  which or the dates on which,  the  prices at which and the terms and  conditions  upon which such debt securities  may be redeemed,  if any, in whole or in part,  at the option of the
Term Assets  Issuer;  (ix)  whether the Term Assets were issued at a price lower than the principal amount thereof;  (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated,  or in which payment of the  principal of (and  premium,  if any) or any interest on
such  Term  Assets  will  be  made  (the  "Term  Assets   Currency"),   and  the
circumstances,  if any,  when such  currency  of payment  may be  changed;  (xi)
material events of default or restrictive covenants provided for with respect to such Term  Assets;  (xii) the  rating  thereof,  if any;  and  (xiii)  any other material terms of such Term Assets.

With  respect  to a  Trust  comprised  of a pool  of Term  Assets,  the  related
Prospectus  Supplement will, to the extent applicable,  describe the composition of the Term Assets  pool as of the  Cut-off  Date,  certain  material  events of default  or  restrictive  covenants  common  to  the  Term  Assets,  and,  on an
aggregate,   percentage  or  weighted   average  basis,   as   applicable,   the
characteristics of the pool with respect to certain terms set forth above in the preceding  paragraph  and  any  other  material  terms  regarding  such  pool of securities.

Publicly Available Information

In  addition  to  the  foregoing,  the  applicable  Prospectus  Supplement  will describe,  with respect to each Concentrated  Term Assets Issuer,  the existence and type of certain  information  that is made  publicly  available by such Term
Assets Issuer  regarding  such Term Asset or Term Assets and will disclose where and how  prospective  purchasers  of the  Certificates  may obtain such publicly available  information  with  respect  to each such  Term  Assets  Issuer.  Such information  will typically  consist of such Term Assets Issuer's annual report, which contains financial statements or similar financial information, and can be obtained  from the  Commission,  if so  specified in the  applicable  Prospectus
Supplement,  or from the office of such Term  Assets  Issuer  identified  in the related  Prospectus  Supplement.  However,  the precise  nature of such publicly available  information  and where and how it may be obtained with respect to any given Term Assets Issuer will vary, and, as described  above,  will be set forth in the applicable Prospectus Supplement.

Other Deposited Assets

In addition to the Term Assets, the Company may also deposit into a given Trust, or the Trustee on behalf of the Certificateholders of a Trust, may enter into an agreement constituting or providing for the purchase of, to the extent described in the related  Prospectus  Supplement,  certain assets related or incidental to one or more of such Term Assets or to some other asset  deposited  in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps,  currency swaps, credit swaps,  default swaps, floors, caps and collars,  cash and assets ancillary or incidental to the foregoing or to the
Term Assets (including  assets obtained through  foreclosure or in settlement of claims with respect  thereto)  (all such assets for any given  Series,  together with the related Term Assets, the "Deposited Assets"). The applicable Prospectus
Supplement  will to the extent  appropriate  contain  analogous  disclosure with respect to the  foregoing  assets as referred to above with  respect to the Term
Assets.

The Deposited  Assets for a given Series of  Certificates  and the related Trust will not constitute  Deposited  Assets for any other Series of Certificates  and the related Trust and the  Certificates  of each Class of a given Series possess an  equal  and  ratable  interest  in  such  Deposited  Assets.  The  applicable
Prospectus  Supplement may, however,  specify that certain assets constituting a part of the Deposited  Assets  relating to any given Series may be  beneficially owned solely by or  deposited  solely for the benefit of one Class or a group of
Classes within such Series. In such event, the other Classes of such Series will not  possess  any  beneficial  ownership  interest  in  those  specified  assets constituting a part of the Deposited Assets.

Credit Support

As  specified  in the  applicable  Prospectus  Supplement  for a given Series of
Certificates,  the Trust for any  Series of  Certificates  may  include,  or the
Certificateholders  of such Series (or any Class or group of Classes within such
Series)  may have the  benefit  of,  Credit  Support  for any  Class or group of
Classes  within  such  Series.  Such  Credit  Support  may  be  provided  by any combination of the following means described  below.  The applicable  Prospectus
Supplement will set forth whether the Trust for any Class or group of Classes of
Certificates  contains, or the  Certificateholders of such Certificates have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit  Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element.

Subordination.  As  discussed  below  under  "--Collections,"  the rights of the
Certificateholders of any given Class within a Series of Certificates to receive collections  from the Trust for such Series and any Credit Support  obtained for the benefit of the  Certificateholders  of such  Series (or Classes  within such
Series) may be  subordinated to the rights of the  Certificateholders  of one or more  other  Classes  of such  Series to the  extent  described  in the  related
Prospectus Supplement.  Such subordination  accordingly provides some additional credit support to those  Certificateholders of those other Classes. For example, its losses are realized  during a given period on the Deposited  Assets relating to a Series of  Certificates  such that the  collections  received  thereon  are insufficient to make all distributions on the Certificates of such Series, those realized losses would be allocated to the Certificateholder of any Class of such
Series that is  subordinated  to another Class,  to the extent and in the manner provided in the related Prospectus  Supplement.  In addition,  if so provided in the applicable  Prospectus  Supplement,  certain  amounts  otherwise  payable to
Certificateholders  of any Class that is  subordinated  to another  Class may be required to be  deposited  into a reserve  account.  Amounts held in any reserve account may be applied as described below under  "-Reserve  Accounts" and in the related Prospectus Supplement.

If so provided in the related Prospectus Supplement,  the Credit Support for any
Series or Class of Certificates may include, in addition to the subordination of certain Classes of such Series and the  establishment of a reserve account,  any of the other forms of Credit Support  described  below.  Any such other forms of
Credit  Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Certificateholders of such Class or as otherwise specified in the related Prospectus Supplement. In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such  Credit  Support  out of  amounts  otherwise  payable to one or more of the
Classes of the Certificates of such Series.

Letter of Credit; Surety Bond. The Certificateholders of any Series (or Class or
group of Classes of  Certificates  within such  Series) may, if specified in the applicable  Prospectus  Supplement,  have the  benefit of a letter or letters of credit (a "Letter of Credit")  issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety  Bond") issued by a surety company (a "Surety").
In either  case,  the Trustee or such other person  specified in the  applicable
Prospectus  Supplement  will use its  reasonable  efforts to cause the Letter of
Credit or the Surety  Bond,  as the case may be, to be  obtained,  to be kept in full force and effect (unless  coverage  thereunder  has been exhausted  through payment of claims) and to pay timely the fees or premiums  therefor  unless,  as described  in the  related  Prospectus  Supplement,  the payment of such fees or premiums is otherwise  provided for. The Trustee or such other person  specified in the  applicable  Prospectus  Supplement  will make or cause to be made  draws under the Letter of Credit or the  Surety  Bond,  as the case may be,  under the circumstances  and to cover the amounts  specified in the applicable  Prospectus
Supplement.  Any amounts  otherwise  available under the Letter of Credit or the
Surety  Bond will be  reduced  to the  extent of any  prior  unreimbursed  draws thereunder.  The  applicable  Prospectus  Supplement  will  describe the manner, priority and source of funds by which any such draws are to be repaid.

In the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable  requirements  specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable  Prospectus  Supplement will use its reasonable  efforts to obtain or cause  to be  obtained  a  substitute  Letter  of  Credit  or  Surety  Bond,  as applicable,  or other form of credit enhancement  providing similar  protection, that  meets such  requirements  and  provides  the same  coverage  to the extent available for the same cost. There can be no assurance that any Letter of Credit
Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such  substitute  Letter  of  Credit,  Surety  Bond or  similar  credit enhancement will be available  providing  equivalent coverage for the same cost.
To the extent not so available,  the credit  support  otherwise  provided by the
Letter of Credit or the  Surety  Bond (or  similar  credit  enhancement)  may be reduced  to the level  otherwise  available  for the same  cost as the  original
Letter of Credit or Surety Bond.

Reserve  Accounts.  If so  provided in the related  Prospectus  Supplement,  the
Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution
(which may be the  Trustee) (a "Reserve  Account")  any  combination  of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus  Supplement.
In the  alternative  or in addition to such  deposit,  a Reserve  Account may be funded through application of a portion of collections received on the Deposited
Assets for a given Series of Certificates,  in the manner and priority specified
in  the  applicable   Prospectus   Supplement  Amounts  may  be  distributed  to
Certificateholders  of such Class or group of Classes within such Series, or may be used for other  purposes,  in the manner and to the  extent  provided  in the related Prospectus Supplement.  Amounts deposited in any Reserve Account will be invested  in  certain  permitted  investments  by, or at the  direction  of, the
Trustee,  the  Company  or such other  person  named in the  related  Prospectus
Supplement.

Other Credit Support. If so provided in the related Prospectus  Supplement,  the
Trust may  include,  or the  Certificateholders  of any  Series (or any Class or
group of  Classes  within  such  Series)  may have the  benefit  of, one or more interest rate,  currency,  securities,  commodity or credit swaps, caps, floors, collars or options. The Prospectus  Supplement will identify the counterparty to any such  instrument  and will  provide  a  description  of the  material  terms thereof.

Collections

The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus  Supplement is obligated,  for the benefit of the Certificateholders of each Series of Certificates, to administer the related
Deposited  Assets,  including  making  collections of all payments made thereon, depositing  from time to time  prior to any  applicable  Distribution  Date such collections into a segregated account maintained or controlled by the applicable
Trustee  for the  benefit of such  Series  (each a  "Certificate  Account").  An
Administration  Agent, if any is appointed pursuant to the applicable Prospectus
Supplement,  will direct the Trustee,  and  otherwise  the Trustee will make all determinations,  as to the appropriate application of such collections and other amounts  available  for  distribution  to the payment of any  administrative  or collection  expenses  (such  as  any  administrative  fee)  and  certain  Credit
Support-related ongoing fees (such as insurance premiums,  letter of credit fees or any  required  account  deposits)  and to the payment of amounts then due and owing on the  Certificates of such Series (and Classes within such Series),  all in the manner and priorities described in the related Prospectus Supplement. The applicable  Prospectus  Supplement  will  specify  the  collection  periods,  if applicable,  and  Distribution  Dates for a given Series of Certificates and the
particular   requirements   relating  to  the   segregation  and  investment  of
collections received on the Deposited Assets during a given collection period or on or by  certain  specified  dates.  There  can be no  assurance  that  amounts received  from the  Deposited  Assets and any Credit  Support  obtained  for the benefit of  Certificateholders  for a particular Series or Class of Certificates over a specified period will be sufficient,  after payment of all prior expenses and fees for such  period,  to pay amounts then due and owing to holders of such
Certificates.  The  applicable  Prospectus  Supplement  will  also set forth the manner and  priority  by which any  Realized  Loss will be  allocated  among the
Classes of any Series of Certificates, if applicable.

The relative  priorities of  distributions  with respect to collections from the assets of the Trust  assigned to Classes of a given Series of  Certificates  may permanently  or  temporarily  change  over time upon the  occurrence  of certain circumstances  specified in the applicable Prospectus Supplement.  Moreover, the applicable  Prospectus  Supplement  may specify that the  relative  distribution priority  assigned to each Class of a given  Series for  purposes of payments of certain  amounts,  such  as  principal,  may  be  different  from  the  relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                         DESCRIPTION OF TRUST AGREEMENT

General

The  following  summary of material  provisions  of the Trust  Agreement and the
Certificates  does not purport to be complete  and such  summary is qualified in its  entirety  by  reference  to the  detailed  provisions  of the form of Trust
Agreement  filed as an exhibit to the  Registration  Statement.  The  applicable
Prospectus  Supplement for a Series of Certificates will describe any applicable material  provision  of the  Trust  Agreement  or the  Certificates  that is not described  herein.  Wherever  particular  sections or defined terms of the Trust
Agreement  are  referred  to, such  sections or defined  terms are  incorporated herein  by  reference  as part of the  statement  made,  and  the  statement  is qualified in its entirety by such reference.

Assignment of Deposited Assets

At the time of issuance of any Series of  Certificates,  the Company  will cause the Term Assets to be included in the  related  Trust,  and any other  Deposited
Asset  specified  in the  Prospectus  Supplement,  to be assigned to the related
Trustee, together with all principal,  premium (if any) and interest received by or on behalf of the Company on or with  respect to such  Deposited  Assets after the cut-off date specified in the Prospectus  Supplement  (the "Cut-off  Date"),
other than principal, premium (if any) and interest due on or before the Cut-off
Date and other  than any  Retained  Interest.  If  specified  in the  Prospectus
Supplement,  the Trustee will,  concurrently  with such assignment,  deliver the
Certificates  to the Company in exchange  for certain  assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Trust Agreement.  Such schedule will include certain  statistical information with respect to each Term Asset and each other Deposited Asset as of the Cut-off Date, and in the event any Term Asset represents ten percent or more of the total  Term  Assets  with  respect to any  Series of  Certificates,  such schedule  will  include,  to the extent  applicable,  information  regarding the payment terms thereof, the Retained Interest,  if any, with respect thereto, the maturity  or term  thereof,  the  rating,  if any,  thereof  and  certain  other information with respect thereto.

In addition,  the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian  hereinafter  referred
to) all documents necessary to transfer ownership of such Deposited Asset to the
Trustee. The Trustee (or such custodian) will review such documents upon receipt thereof or within such period as is permitted in the Prospectus Supplement,  and the  Trustee  (or such  custodian)  will  hold such  documents  in trust for the benefit of the Certificateholders.

With respect to certain types of Deposited  Assets  specified in the  applicable
Prospectus  Supplement only if and to the extent provided  therein,  if any such document  is found to be missing  or  defective  in any  material  respect,  the
Trustee (or such custodian) shall immediately notify the  Administrative  Agent, if any, and the Company, and the Administrative Agent, if any, and otherwise the
Trustee shall  immediately  notify the relevant  person who sold the  applicable
Deposited  Asset to the Company (a "Deposited  Asset  Provider").  To the extent specified  in the  applicable  Prospectus  Supplement,  if the  Deposited  Asset
Provider  cannot cure such  omission or defect  within 60 days after  receipt of such notice,  the Deposited Asset Provider will be obligated,  within 90 days of receipt of such notice, to repurchase the related Deposited Asset from the Trust at the  Purchase  Price (as  defined  herein) or provide a  substitute  for such
Deposited Asset.  There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation.  Although the Administrative
Agent,  if any,  or  otherwise  an  Administrator,  on behalf of the  Trustee is obligated  to use its best  efforts to enforce  such  obligation,  neither  such
Administrative  Agent  nor  the  Company  will be  obligated  to  repurchase  or substitute for such Deposited Asset if the Deposited Asset Provider  defaults on its obligation.  When  applicable,  this  repurchase or substitution  obligation constitutes the sole remedy available to the  Certificateholders  or the Trustee for omission of, or a material  defect in, or failure to provide,  a constituent document, and the Trust and the Certificateholders  will not have any continuing direct or indirect  liability under the Trust Agreement as sellers of the assets of the Trust in enforcing such obligation.

Each of the Company and the  Administrative  Agent,  if any,  will make  certain representations  and  warranties  regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement.  Upon a breach of any such representation of the Company or any such Administrative  Agent, as the case may be,  which  materially  and  adversely  affects  the  interests  of the
Certificateholders,  the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

General.  With respect to any Series of Certificates,  the Trustee or such other
person   specified   in  the   Prospectus   Supplement,   directly   or  through
sub-administrative agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets and will follow or cause to be followed such collection  procedures,  if any, as it would follow with  respect to  comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any
Credit Support  (collectively,  the "Credit Support  Instruments")  and provided that,  except as  otherwise  expressly  set forth in the  applicable  Prospectus
Supplement,  it  shall  not be  required  to  expend  or risk  its own  funds or otherwise incur personal financial liability.

Sub-Administration.  Any  Trustee  or  Administrative  Agent  may  delegate  its obligations  in  respect  of the  Deposited  Assets to third  parties  they deem qualified to perform such obligations (each, a "Sub-Administrative  Agent"), but the Trustee or  Administrative  Agent will remain obligated with respect to such obligations  under the Trust Agreement.  Each  Sub-Administrative  Agent will be required to perform the customary  functions of an  administrator  of comparable financial assets,  including,  if applicable,  collecting payments from obligors and remitting such collections to the Trustee;  maintaining  accounting  records relating to the Deposited Assets, attempting to cure defaults and delinquencies;
and enforcing any other  remedies with respect  thereto all as and to the extent provided in the applicable Sub-Administration Agreement (as defined herein).

The   agreement   between   any   Administrative   Agent   or   Trustee   and  a
Sub-Administrative  Agent (a "Sub-Administration  Agreement") will be consistent
with  the   terms  of  the  Trust   Agreement   and  such   assignment   to  the
Sub-Administrator  by itself will not result in a withdrawal or  downgrading  of the rating of any Class of Certificates  issued pursuant to the Trust Agreement.
With respect to any Sub-Administrative Agreement between an Administrative Agent and a Sub-Administrative Agent, although each such Sub-Administration  Agreement
will  be  a  contract   solely  between  such   Administrative   Agent  and  the
Sub-Administrative  Agent,  the Trust  Agreement  pursuant  to which a Series of
Certificates is issued will provide that, if for any reason such  Administrative
Agent for such Series of Certificates is no longer acting in such capacity,  the
Trustee   or   any   successor   Administrative   Agent   must   recognize   the
Sub-Administrative  Agent's rights and obligations under such Sub-Administration
Agreement.

The Administrative  Agent or Trustee,  as applicable,  will be solely liable for all fees owed by it to any Sub-Administrative Agent, irrespective of whether the compensation of the Administrative Agent or Trustee, as applicable,  pursuant to the Trust  Agreement with respect to the particular  Series of  Certificates  is sufficient to pay such fees. However, a Sub-Administrative Agent may be entitled to a Retained Interest in certain Deposited Assets to the extent provided in the related Prospectus Supplement.  Each Sub-Administrative Agent will be reimbursed by the  Administrative  Agent,  if any,  or  otherwise  the  Trustee for certain expenditures  which it makes,  generally  to the same extent the  Administrative
Agent or Trustee,  as  applicable,  would be  reimbursed  under the terms of the
Trust   Agreement   relating  to  such   Series.   See   "--Retained   Interest;
Administrative Agent Compensation and Payment of Expenses."

The   Administrative   Agent  or  Trustee,   as  applicable,   may  require  any
Sub-Administrative  Agent to  agree to  indemnify  the  Administrative  Agent or
Trustee,  as  applicable,  for any  liability  or  obligation  sustained  by the
Administrative  Agent or Trustee,  as applicable,  in connection with any act or failure to act by the Sub-Administrative Agent.

Realization upon Defaulted  Deposited Assets.  As administrator  with respect to the Deposited Assets, the Trustee (or an Administrator on its behalf), on behalf of the Certificateholders of a given Series (or any Class or Classes within such
Series),  will present claims under each applicable  Credit Support  Instrument, and will take such  reasonable  steps as are necessary to receive  payment or to permit recovery  thereunder with respect to defaulted  Deposited  Assets. As set forth above,  all  collections by or on behalf of the Trustee or  Administrative
Agent under any Credit Support Instrument are to be deposited in the Certificate
Account for the related Trust, subject to withdrawal as described above.

If recovery  on a defaulted  Deposited  Asset under any related  Credit  Support
Instrument is not available, the Trustee will be obligated to follow or cause to be followed  such normal  practices  and  procedures  as it deems  necessary  or advisable to realize upon the defaulted Deposited Asset,  provided that it shall not be  required  to expend or risk its own funds or  otherwise  incur  personal financial  liability.  If the  proceeds  of  any  liquidation  of the  defaulted
Deposited Asset are less than the sum of (i) the outstanding  principal  balance of  the  defaulted  Deposited  Asset,  (ii)  interest  accrued  thereon  at  the applicable  interest rate and (iii) the aggregate amount of expenses incurred by the Administrative Agent and the Trustee, as applicable, in connection with such proceedings  to the extent  reimbursable  from the assets of the Trust under the
Trust Agreement, the Trust will realize a loss in the amount of such difference.
Only if and to the extent provided in the applicable Prospectus Supplement,  the
Administrative Agent or Trustee, as so provided, will be entitled to withdraw or cause  to be  withdrawn  from the  related  Certificate  Account  out of the net proceeds  recovered on any defaulted  Deposited Asset, prior to the distribution
of  such  proceeds  to  Certificateholders,   amounts  representing  its  normal
administrative  compensation on the Deposited Asset, unreimbursed administrative expenses  incurred  with  respect to the  Deposited  Asset and any  unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest; Administrative Agent Compensation and Payment of Expenses

The Prospectus  Supplement  for a Series of  Certificates  will specify  whether there will be any Retained  Interest in the  Deposited  Assets,  and, if so, the
owner thereof.  If so provided,  the Retained Interest will be established on an asset-by-asset  basis and will be  specified  in an  exhibit  to the  applicable series  supplement to the Trust  Agreement.  A Retained  Interest in a Deposited
Asset  represents  a  specified  interest  therein.  Payments  in respect of the
Retained  Interest will be deducted  from  payments on the  Deposited  Assets as received and, in general,  will not be deposited in the  applicable  Certificate
Account or become a part of the related Trust.  Unless otherwise provided in the applicable  Prospectus  Supplement,  any  partial  recovery  of  interest  on  a
Deposited Asset, after deduction of all applicable  administration fees, will be allocated between the Retained  Interest (if any) and interest  distributions to
Certificateholders on a pari passu basis.

The applicable Prospectus Supplement will specify the Administrative Agent's, if any,  and the  Trustee's  compensation,  and the source,  manner and priority of payment thereof, with respect to a given Series of Certificates.

If and to the extent  specified  in the  applicable  Prospectus  Supplement,  in addition to amounts payable to any Sub-Administrative  Agent, the Administrative
Agent, if any, and otherwise the Trustee will pay from its compensation  certain expenses incurred in connection with its administration of the Deposited Assets, including,  without  limitation,  payment of the fees and  disbursements  of the
Trustee,  if  applicable,  and  independent  accountants,  payment  of  expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement.

[No] Advances in Respect of Delinquencies

The  Administrative  Agent,  if  any,  specified  in the  applicable  Prospectus
Supplement  will  have no  obligation  to make  any  advances  with  respect  to collections on the Deposited Assets or in favor of the Certificateholders of the related  Series  of  Certificates.  [However,  to  the  extent  provided  in the applicable Prospectus Supplement,  any such Administrative Agent will advance on or before each  Distribution Date its own funds or funds held in the Certificate
Account  for  such  Series  that  are  not  part  of  the  funds  available  for distribution for such Distribution  Date, in an amount equal to the aggregate of
payments  of   principal,   premium  (if  any)  and  interest  (net  of  related
administration  fees and any Retained  Interest)  with respect to the  Deposited
Assets that were due during the related Collection Period and were delinquent on the related  Determination Date, subject to (i) any such Administrative  Agent's good faith  determination  that such advances will be reimbursable  from Related
Proceeds (as defined herein) and (ii) such other  conditions as may be specified in the Prospectus Supplement.]

[Advances,  if any,  are  intended  to  maintain  a  regular  flow of  scheduled interest,  premium  (if any) and  principal  payments to holders of the Class or
Classes of  Certificates  entitled  thereto,  rather than to guarantee or insure against  losses.  Advances of an  Administrative  Agent's funds, if any, will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such  advances  were  made (as to any  Deposited  Assets,  "Related  Proceeds");
provided,  however,  that any such advance will be reimbursable from any amounts
in  the   Certificate   Account   for  such  Series  to  the  extent  that  such
Administrative Agent shall determine, in its sole judgment, that such advance (a
"Nonrecoverable  Advance") is not ultimately  recoverable from Related Proceeds.
If advances have been made by such Administrative Agent from excess funds in the
Certificate Account for any Series, such Administrative  Agent will replace such funds in such Certificate  Account on any future Distribution Date to the extent that funds in such Certificate  Account on such  Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified
in  the  related  Prospectus  Supplement,   the  obligations,   if  any,  of  an
Administrative  Agent to make advances may be secured by a cash advance  reserve fund or a surety bond. If applicable,  information regarding the characteristics of, and the identity of any obligor on, any such surety bond,  will be set forth in the related Prospectus Supplement.]

Certain Matters Regarding the Administrative Agent and the Company

An Administrative Agent, if any, for each Series of Certificates under the Trust
Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative  Agent for any such Series may be the Trustee, the Company, an affiliate of either of them, the Deposited Asset Provider or any third party and may have other normal  business  relationships  with the  Trustee,  the Company, their affiliates or the Deposited Asset Provider.

The Trust  Agreement will provide that an  Administrative  Agent may resign from its  obligations and duties under the Trust Agreement with respect to any Series of Certificates  only if such  resignation,  and the appointment of a successor, will not result in a  withdrawal  or  downgrading  of the rating of any Class of
Certificates  of such Series or upon a  determination  that its duties under the
Trust  Agreement  with  respect to such Series are no longer  permissible  under applicable law. No such resignation will become effective until the Trustee or a successor has assumed the  Administrative  Agent's  obligations and duties under the Trust Agreement with respect to such Series.

The Trust  Agreement  will further  provide that neither such an  Administrative
Agent,  the  Company  nor any  director,  officer,  employee,  or  agent  of the
Administrative  Agent or the  Company  will incur any  liability  to the related
Trust or Certificateholders  for any action taken, or for refraining from taking any  action,  in good faith  pursuant  to the Trust  Agreement  or for errors in judgment;  provided, however, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed  by reason of willful  misfeasance,  bad faith or  negligence  in the performance  of  duties  thereunder  or  by  reason  of  reckless  disregard  of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement  thereto,  such an
Administrative Agent, the Company and any director,  officer,  employee or agent
of  the   Administrative   Agent  or  the  Company   will  be  entitled  to  the
indemnification by the related Trust and will be held harmless against any loss, liability or expense  incurred in connection  with any legal action  relating to the Trust  Agreement  or the  Certificates,  other than any loss,  liability  or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the  performance  of duties  thereunder  or by reason of reckless  disregard  of obligations and duties thereunder. In addition, the Trust Agreement will provide that  neither  such an  Administrative  Agent nor the Company  will be under any obligation  to appear  in,  prosecute  or defend any legal  action  which is not incidental to their  respective  responsibilities  under the Trust  Agreement or which in its opinion may  involve it in any expense or  liability.  Each of such
Administrative  Agent or the Company any, however,  in its discretion  undertake any such action which it may deem  necessary  or  desirable  with respect to the
Trust  Agreement  and the  rights  and  duties of the  parties  thereto  and the interests  of  the  Certificateholders  thereunder.  The  applicable  Prospectus
Supplement  will  describe how such legal  expenses and costs of such action and any liability resulting therefrom will be allocated.

Any person into which an Administrative Agent may be merged or consolidated,  or any person resulting from any merger or consolidation to which an Administrative
Agent is a part, or any person  succeeding to the business of an  Administrative
Agent,  will be the  successor  of the  Administrative  Agent  under  the  Trust
Agreement with respect to the Certificates of any given Series.

Administrative Agent Termination Events; Rights upon Administrative Agent
Termination Event

"Administrative Agent Termination Events" under the Trust Agreement with respect to any given  Series of  Certificates  will  consist of the  following:  (i) any failure by an Administrative  Agent to remit to the Trustee any funds in respect of collections on the Deposited  Assets and Credit Support,  if any, as required under the Trust  Agreement,  that  continues  unremedied for five days after the giving of  written  notice of such  failure to the  Administrative  Agent by the
Trustee or the  Company,  or to the  Administrative  Agent,  the Company and the
Trustee by the holders of such Certificates  evidencing not less than 25% of the
Voting Rights (as defined herein);  (ii) any failure by an Administrative  Agent duly to observe or perform in any material respect any of its other covenants or obligations  under  the  Trust  Agreement  with  respect  to such  Series  which continues  unremedied for thirty days after the giving of written notice of such failure to the  Administrative  Agent by the Trustee or the  Company,  or to the
Administrative  Agent,  the  Company  and the  Trustee  by the  holders  of such
Certificates  evidencing  not less  than 25% of the  Voting  Rights;  and  (iii)
certain events of insolvency,  readjustment  of debt,  marshalling of assets and liabilities  or similar  proceedings  and certain  actions by or on behalf of an
Administrative   Agent  indicating  its  insolvency  or  inability  to  pay  its obligations. Any additional Administrative Agent Termination Events with respect to any  given  Series  of  Certificates  will  be set  forth  in the  applicable
Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series  supplement to the Trust Agreement will specify as to each matter requiring  the vote of  holders of  Certificates  of a Class or group of Classes within a given  Series,  the  circumstances  and  manner in which  the  Required
Percentage  (as defined  herein)  applicable to each such matter is  calculated.
"Required  Percentage"  means,  with  respect to any matter  requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of outstanding  Certificate  Principal  Balance or Notional Amount, as
applicable)  of  Certificates  of a designated  Class or group of Classes within such Series (either voting as separate classes or as a single class)  applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series  supplement to the Trust Agreement.  "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the  related  Series  allocated  in the manner  described  in the  Prospectus
Supplement.

So long as an  Administrative  Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates  remains unremedied,  the Company or the  Trustee  may,  and at the  direction  of  holders  of such  Certificates
evidencing  not  less  than  the  "Required   Percentage--Administrative   Agent
Termination"  of the Voting Rights,  the Trustee will,  terminate all the rights and obligations of such Administrative  Agent under the Trust Agreement relating to the applicable  Trust and in and to the related  Deposited Assets (other than any Retained Interest of such Administrative Agent),  whereupon the Trustee will
succeed  to  all  the   responsibilities,   duties  and   liabilities   of  such
Administrative  Agent  under the Trust  Agreement  with  respect to such  Series
(except that if the Trustee is prohibited by law from obligating  itself to make advances regarding  delinquent Deposited Assets, then the Trustee will not be so obligated)  and will be entitled to similar  compensation  arrangements.  In the event that the  Trustee is  unwilling  or unable so to act,  it may,  or, at the written request of the holders of such Certificates evidencing not less than the
"Required  Percentage--Termination"  of the Voting Rights,  it will appoint,  or
petition  a  court  of  competent   jurisdiction  for  the  appointment  of,  an
administration  agent  with a net  worth at the time of such  appointment  of at least  $15,000,000  to act as successor to such  Administrative  Agent under the
Trust  Agreement  with respect to such Series.  Pending  such  appointment,  the
Trustee is  obligated  to act in such  capacity  (except  that if the Trustee is prohibited by law from obligating itself to make advances  regarding  delinquent
Deposited  Assets,  then the Trustee will not be so obligated).  The Trustee and any such successor may agree upon the compensation to be paid to such successor, which  in no  event  may be  greater  than  the  compensation  payable  to  such
Administrative Agent under the Trust Agreement with respect to such Series.

Remedies of Certificateholders

Any   Certificateholder  may  institute  any  proceeding  with  respect  to  the applicable Trust Agreement subject to the following conditions:  (i) such holder previously has given to the Trustee  written notice of breach;  (ii) the holders of Certificates evidencing not less than the "Required  Percentage--Remedies" of the Voting Rights have made written  request upon the Trustee to institute  such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable  indemnity;  and (iii) the Trustee for fifteen days has  neglected or refused to institute  any such  proceeding.  The Trustee,  however,  is under no obligation  to  exercise  any of the trusts or powers  vested in it by the Trust
Agreement  or to make any  investigation  of matters  arising  thereunder  or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement,  unless such Certificateholders have offered to the Trustee reasonable  security or indemnity  against the costs,  expenses and  liabilities which may be incurred therein or thereby.

Modification and Waiver

The Trust  Agreement  for each  Series of  Certificates  may be  amended  by the
Company  and the  Trustee  with  respect to such  Series,  without  notice to or consent of the  Certificateholders,  for certain purposes  including (i) to cure any ambiguity,  (ii) to correct or supplement any provision therein which may be inconsistent with any other provision  therein or in the Prospectus  Supplement,
(iii)  to  add  or  supplement  any  Credit  Support  for  the  benefit  of  any
Certificateholders  (provided  that if any such  addition  affects any series or class of  Certificateholders  differently  than  any  other  series  or class of
Certificateholders,  then such  addition will not, as evidenced by an opinion of counsel,  have a material adverse effect on the interests of any affected series or class of Certificateholders),  (iv) to add to the covenants,  restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for
the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions  with  respect  to  matters  or  questions  arising  under such Trust
Agreement, so long as (x) any such addition,  change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any  Certificate  for tax  purposes and (y) the Trustee
has  received  written   confirmation   from  each  Rating  Agency  rating  such
Certificates  that such amendment will not cause such Rating Agency to reduce or
withdraw  the  then  current  rating  thereof,   or  (vi)  to  comply  with  any
requirements  imposed  by the  Code.  Without  limiting  the  generality  of the foregoing, the Trust Agreement may also be modified or amended from time to time by the Company, and the Trustee, with the consent of the holders of Certificates evidencing  not less than the  "Required  Percentage--Amendment"  of the  Voting
Rights of those  Certificates  that are  materially  adversely  affected by such modification or amendment for the purpose of adding any provision to or changing in any  manner  or  eliminating  any  provision  of the  Trust  Agreement  or of modifying  in any  manner  the  rights  of  such  Certificateholders;  provided, however,  that in the event such  modification  or  amendment  would  materially adversely  affect the rating of any Series or Class by each Rating  Agency,  the
"Required  Percentage--Amendment"  specified in the related series supplement to the Trust  Agreement  shall  include an additional  specified  percentage of the
Certificates of such Series or Class.

No such  modification  or amendment may,  however,  (i) reduce in any manner the amount of or alter the timing of,  distributions  or payments which are required to be  made  on any  Certificate  without  the  consent  of the  holder  of such
Certificate  or (ii) reduce the aforesaid  Required  Percentage of Voting Rights required  for the  consent  to any such  amendment  without  the  consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

Holders   of    Certificates    evidencing   not   less   than   the   "Required
Percentage--Waiver" of the Voting Rights of a given Series may, on behalf of all
Certificateholders  of  that  Series,  (i)  waive,  insofar  as that  Series  is concerned,  compliance by the Company, the Trustee or the Administrative  Agent,
if any,  with certain  restrictive  provisions,  if any, of the Trust  Agreement before the time for such  compliance  and (ii) waive any past default  under the
Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any)
or any  interest  on any such  Certificate  and except a default in respect of a covenant or provision the  modification  or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

Reports to Certificateholders; Notices

Reports to  Certificateholders.  With each distribution to Certificateholders of any Class of Certificates  of a given Series,  the  Administrative  Agent or the
Trustee, if provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

          (i) the  amount of such  distribution  to  Certificateholders  of such
     Class  allocable  to  principal  of or interest or premium,  if any, on the
     Certificates of such Class;  and the amount of aggregate unpaid interest as of such Distribution Date;

          (ii) in the case of Certificates  with a variable  Pass-Through  Rate, the Pass-Through Rate applicable to such  Distribution  Date, as calculated in  accordance  with  the  method  specified  herein  and  in  the  related
     Prospectus Supplement;

          (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution  Date, and such other customary  information as the Administrative  Agent, if any,
     or  otherwise   the  Trustee   deems   necessary  or  desirable  to  enable
     Certificateholders to prepare their tax returns;

          (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution,  and the aggregate amount of  unreimbursed  advances at the close of  business  on such  Distribution
     Date;

          (v) the aggregate stated principal amount or, if applicable,  notional principal  amount of the  Deposited  Assets and the current  interest  rate thereon at the close of business on such Distribution Date;

          (vi) the aggregate Certificate Principal Balance or aggregate Notional
     Amount, if applicable,  of each Class of Certificates  (including any Class of  Certificates  not  offered  hereby)  at the close of  business  on such
     Distribution Date,  separately  identifying any reduction in such aggregate
     Certificate  Principal  Balance  or  aggregate  Notional  Amount due to the allocation of any Realized Losses or otherwise;

          (vii) as to any Series (or Class  within such Series) for which Credit
     Support has been obtained, the amount of coverage of each element of Credit
     Support included  therein as of the close of business on such  Distribution
     Date.

In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other  Specified  Currency) per minimum  denomination of Certificates or for such other specified  portion thereof.  Within a reasonable period of time after the end of each calendar year, the Administrative  Agent, if any, or the Trustee shall  furnish to each  person who at any time  during the  calendar  year was a
Certificateholder a statement containing the information set forth in subclauses
(i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the
Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied  to the extent  that  substantially  comparable  information  shall be provided by the Administrative Agent or the Trustee, as applicable,  pursuant to any requirements of the Code as are from time to time in effect.

Notices. Any notice required to be given to a holder of a Registered Certificate will be  mailed  to the  address  of such  holder  set  forth in the  applicable
Certificate  Register.  Any notice  required to be given to a holder of a Bearer
Certificate will be published in a newspaper of general  circulation in the city or  cities  specified  in the  Prospectus  Supplement  relating  to such  Bearer
Certificate.

Evidence as to Compliance

If specified in the applicable Prospectus  Supplement,  the Trust Agreement will provide that a firm of  independent  public  accountants  will furnish an annual statement  to the  Trustee to the  effect  that such firm has  examined  certain documents and records  relating to the  administration  of the Deposited  Assets during the related  12-month  period (or, in the case of the first such  report, the period ending on or before the date specified in the Prospectus  Supplement, which  date  shall not be more than one year after the  related  Original  Issue
Date),  which report  should  enable the  recipients  to determine  whether such administration  was  conducted  in  compliance  with  the  terms  of  the  Trust
Agreement.   Such  report  shall  identify  any  exceptions   found  during  the
examination.

If so specified in the applicable  Prospectus  Supplement,  the Trust  Agreement will also provide for delivery to the Company, the Administrative Agent, if any, and the  Trustee on behalf of the  Certificateholders,  on or before a specified date in each year, of an annual  statement signed by two officers of the Trustee to the effect that the Trustee has  fulfilled  its  obligations  under the Trust
Agreement   throughout  the  preceding  year  with  respect  to  any  Series  of
Certificates.

Copies of the  annual  accountants'  statement,  if any,  and the  statement  of officers of the Trustee may be  obtained by  Certificateholders  without  charge upon  written  request to either the  Administrative  Agent or the  Trustee,  as applicable, at the address set forth in the related Prospectus Supplement.

Replacement Certificates

If a Certificate is mutilated,  destroyed, lost or stolen, it may be replaced at the corporate  trust office or agency of the applicable  Trustee in the City and
State of New York (in the case of Registered  Certificates)  or at the principal
London office of the applicable Trustee (in the case of Bearer Certificates), or such other location as may be specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable
Trustee  in  connection  therewith  and  the  furnishing  of such  evidence  and
indemnity  as  such  Trustee  may  require.   Mutilated   Certificates  must  be
surrendered before new Certificates will be issued.

Termination

Unless  otherwise  provided  in  the  applicable  Prospectus   Supplement,   the
obligations  created by the Trust Agreement for each Series of Certificates will terminate upon the payment to  Certificateholders  of that Series of all amounts held in the related Certificate  Account or by an Administrative  Agent, if any,
and required to be paid to them  pursuant to the Trust  Agreement  following the earlier of (i) the final  payment  or other  liquidation  of the last  Deposited
Asset  subject  thereto  or  the  disposition  of  all  property  acquired  upon foreclosure or liquidation of any such Deposited  Asset and (ii) the purchase of all the assets of the Trust by the party  entitled to effect  such  termination, under the  circumstances  and in the manner set forth in the related  Prospectus
Supplement.  In no event, however, will any trust created by the Trust Agreement continue  beyond  the  respective  date  specified  in  the  related  Prospectus
Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under "--Reports to  Certificateholders;  Notices--Notices," and the
final  distribution  will be made only upon  surrender and  cancellation  of the
Certificates  at an office or agency  appointed  by the  Trustee  which  will be specified in the notice of termination.

Any such  purchase  of  Deposited  Assets and  property  acquired  in respect of
Deposited Assets evidenced by a Series of Certificates  shall be made at a price approximately  equal to the aggregate fair market value of all the assets in the
Trust (as determined by the Trustee,  the Administrative  Agent, if any, and, if
different  than  both  such  persons,   the  person   entitled  to  effect  such
termination),  in  each  case  taking  into  account  accrued  interest  at  the applicable  interest rate to the first day of the month  following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined  therein,  which price will not be less than the outstanding principal  balance of the Certificates  plus accrued  interest,  if any, thereon
(such price, a "Purchase  Price").  The exercise of such right will effect early retirement  of the  Certificates  of that  Series,  but the right of the  person entitled  to effect  such  termination  is  subject to the  aggregate  principal balance  of the  outstanding  Deposited  Assets  for such  Series at the time of purchase  being  not more than 10% of the  aggregate  principal  balance  of the
Deposited Assets at the Cut-off Date for that Series, or such smaller percentage as shall be specified in the related  Prospectus  Supplement.  The Trust and the
Certificateholders  shall have no continuing direct or indirect  liability under the Trust  Agreement  as sellers of the  assets of the Trust in  effecting  such termination.

Duties of the Trustee

The Trustee makes no  representations  as to the validity or  sufficiency of the
Trust  Agreement,  the  Certificates  of any  Series or any  Deposited  Asset or
related  document and is not  accountable  for the use or  application  by or on behalf  of any  Administrative  Agent of any funds  paid to such  Administrative
Agent or its designee in respect of such  Certificates or the Deposited  Assets, or deposited into or withdrawn from the related Certificate Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties  specifically  required under the Trust Agreement with respect to such  Series.  However,  upon  receipt of the  various  certificates, reports or other  instruments  required  to be  furnished  to it, the Trustee is required to examine such documents and to determine  whether they conform to the applicable requirements of the Trust Agreement.

The Trustee

The Trustee for any given Series of Certificates  under the Trust Agreement will be named in the related  Prospectus  Supplement.  The commercial bank,  national banking  association or trust company  serving as Trustee,  will be unaffiliated with,  but  may  have  normal  banking  relationships  with,  the  Company,  any
Administrative Agent and their respective affiliates.

                [LIMITATIONS ON ISSUANCE OF BEARER CERTIFICATES]

[In compliance with United States federal income tax laws and  regulations,  the
Company and any  underwriter,  agent or dealer  participating in the offering of any Bearer Certificate will agree that, in connection with the original issuance of such Bearer  Certificate and during the period ending 40 days after the issue date of such  Bearer  Certificate,  they will not offer,  sell or  deliver  such
Bearer  Certificate,  directly or indirectly,  to a U.S. Person or to any person within the United States,  except to the extent  permitted  under U.S.  Treasury regulations.

Bearer  Certificates  will bear a legend to the  following  effect:  "Any United
States Person who holds this obligation will be subject to limitations under the
United States income tax laws,  including the  limitations  provided in Sections
1650(j) and 1287(a) of the Internal  Revenue Code." The sections  referred to in the legend provide that, with certain  exceptions,  a United States taxpayer who holds  Bearer  Certificates  will not be allowed to deduct any loss with respect to, and will not be eligible for capital gain treatment with respect to any gain realized on a sale,  exchange,  redemption or other  disposition of, such Bearer
Certificates.

As used  herein,  "United  States"  means the United  States of America  and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation,  partnership or other entity created or organized in or under the laws of the United States,  or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

Pending the availability of a definitive Global Certificate or individual Bearer
Certificates,  as the case may be,  Certificates  that are  issuable  as  Bearer
Certificates   may  initially  be  represented  by  a  single  temporary  Global
Certificate,  without interest coupons, to be deposited with a common depositary in London for Morgan  Guaranty Trust Company of New York,  Brussels  Office,  as
operator  of  the  Euroclear  System  ("Euroclear"),   and  Clearstream  Banking
("Clearstream")  for credit to the  accounts  designated  by or on behalf of the purchases thereof. Following the availability of a definitive Global Certificate in bearer form, without coupons attached,  or individual Bearer Certificates and subject  to any  further  limitations  described  in the  applicable  Prospectus
Supplement,  the temporary Global Certificate will be exchangeable for interests
in  such  definitive   Global   Certificate  or  for  such   individual   Bearer
Certificates,  respectively,  only upon  receipt of a  Certificate  of  Non-U.S.
Beneficial  Ownership.  A "Certificate  of Non-U.S.  Beneficial  Ownership" is a
certificate  to the effect that a  beneficial  interest  in a  temporary  Global
Certificate  is owned by a person  that is not a U.S.  Person  or is owned by or through a financial  institution in compliance  with  applicable  U.S.  Treasury regulations. No Bearer Certificate will be delivered in or to the United States.
If so specified in the applicable Prospectus Supplement, interest on a temporary
Global Certificate will be distributed to each of Euroclear and Clearstream with respect  to that  portion  of such  temporary  Global  Certificate  held for its account,  but  only  upon  receipt  as of the  relevant  Distribution  Date of a
Certificate of Non-U.S.
Beneficial Ownership.]

                                [CURRENCY RISKS]

[Exchange Rates and Exchange Controls]

[An  investment in a  Certificate  having a Specified  Currency  other than U.S.
dollars  entails  significant  risks  that  are not  associated  with a  similar investment  in a security  denominated  in U.S.  dollars.  Such  risks  include, without limitation,  the possibility of significant changes in rates of exchange between the U.S.  dollar and such Specified  Currency and the possibility of the imposition or  modification  of foreign  exchange  controls with respect to such
Specified  Currency.  Such  risks  generally  depend on  factors  over which the
Company has no control,  such as economic and political events and the supply of and demand for the  relevant  currencies.  In recent  years,  rates of  exchange between the U.S. dollar and certain  currencies have been highly  volatile,  and such  volatility may be expected in the future.  Fluctuations  in any particular exchange  rate that have  occurred in the past are not  necessarily  indicative, however,  of  fluctuations  in the rate  that may occur  during  the term of any
Certificate.  Depreciation of the Specified  Currency for a Certificate  against the U.S.  dollar  would  result in a  decrease  in the  effective  yield of such
Certificate  below its Pass-Through  Rate and, in certain  circumstances,  could result in a loss to the investor on a U.S. dollar basis.

Governments  have  from  time to time  imposed,  and may in the  future  impose, exchange  controls that could affect exchange rates as well as the  availability of a Specified  Currency  for making  distributions  in respect of  Certificates denominated  in such  currency.  At  present,  the Company  has  identified  the following  currencies in which distributions of principal,  premium and interest on Certificates may be made: Euros, Australian dollars, Canadian dollars, Danish
kroner,   Japanese  yen,  New  Zealand  dollars,  and  U.S.  dollars.   However,
Certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict  or prohibit  distributions  of  principal,  premium or interest in any
Specified  Currency.  Even if  there  are no  actual  exchange  controls,  it is
possible  that,  on  a   Distribution   Date  with  respect  to  any  particular
Certificate, the currency in which amounts then due to be distributed in respect of such  Certificate are  distributable  would not be available.  In that event, such payments will be made in the manner set forth above under  "Description  of
Certificates--General"  or as otherwise  specified in the applicable  Prospectus
Supplement.

IT IS  STRONGLY  RECOMMENDED  THAT  PROSPECTIVE  PURCHASERS  CONSULT  THEIR  OWN
FINANCIAL  AND LEGAL  ADVISORS  AS TO THE RISKS  ENTAILED  BY AN  INVESTMENT  IN
CERTIFICATES   DENOMINATED  IN  A  CURRENCY  OTHER  THAN  U.S.   DOLLARS.   SUCH
CERTIFICATES   ARE  NOT  AN   APPROPRIATE   INVESTMENT   FOR   PERSONS  WHO  ARE
UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

The  information  set  forth  in this  Prospectus  is  directed  to  prospective purchasers of  Certificates  who are United  States  residents.  The  applicable
Prospectus  Supplement  for  certain  issuances  of  Certificates  may set forth certain  information  applicable to prospective  purchasers who are residents of countries  other than the United  States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such Certificates.

Any Prospectus  Supplement  relating to Certificates having a Specified Currency other than U.S. dollars will contain information  concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

Except as set forth below,  if  distributions  in respect of a  Certificate  are required to be made in a  Specified  Currency  other than U.S.  dollars and such currency is  unavailable  due to the  imposition  of exchange  controls or other circumstances  beyond  the  Company's  control  or  is no  longer  used  by  the government  of the  country  issuing  such  currency  or for the  settlement  of transactions  by public  institutions  of or within  the  international  banking community,  then all  distributions in respect of such Certificate shall be made in U.S.  dollars until such currency is again  available or so used. The amounts so payable on any date in such currency shall be converted into U.S.  dollars on the basis of the most recently  available Market Exchange Rate for such currency or as otherwise indicated in the applicable Prospectus Supplement.

If the official unit of any component  currency is altered by way of combination or  subdivision,  the number of units of that  currency as a Component  shall be divided  or  multiplied  in  the  same  proportion.  If two  or  more  component currencies  are  consolidated  into a  single  currency,  the  amounts  of those currencies as Components  shall be replaced by an amount in such single currency equal  to the  sum of the  amounts  of  the  consolidated  component  currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more  currencies,  each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

All determinations  referred to above made by the applicable Trustee shall be at its sole  discretion and shall,  in the absence of manifest error, be conclusive for all purposes and binding on the related Certificateholders of such Series.

Foreign Currency Judgments

Unless  otherwise  specified  in  the  applicable  Prospectus  Supplement,   the
Certificates will be governed by and construed in accordance with the law of the
State of New York.  Courts in the United  States  customarily  have not rendered judgments  for money  damages  denominated  in any currency  other than the U.S.
dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S.  dollars  will be rendered in the foreign  currency of the  underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.]

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Scope of Opinion

In the  opinion of Orrick,  Herrington  &  Sutcliffe  LLP,  special  tax counsel
("Special Tax Counsel") (i) the Trust will be a grantor trust or partnership for federal income tax purposes and not an association  taxable as a corporation (or
publicly  traded   partnership   treated  as  an  association)   and  (ii)  each
certificateholder  will be treated, for federal income tax purposes, as a holder of an equity  interest in the Trust.  Special Tax Counsel has not delivered (and unless otherwise indicated in the related prospectus  supplement does not intend to deliver) any other opinions  regarding the Trust or the  Certificates.  If in connection with the issuance of any Certificates, special tax counsel renders an opinion  with  regard to the  characterization  of the Trust that is  materially different from the opinion  contained in clause (i) above,  such opinion will be filed on with the Commission in a Current Report on Form 8-K.

Prospective  investors  should  review the tax  section set forth in the related prospectus supplement because information therein supersedes the information set forth in this prospectus.  Prospective investors should be aware that no rulings have been sought from the Internal  Revenue Service (the "IRS"),  and that legal opinions are not binding on the IRS or the courts. Accordingly,  there can be no assurance  that the IRS or the  courts  will agree with  Special  Tax  Counsel's
opinions.   If,  contrary  to  Special  Tax  Counsel's  opinion,  the  Trust  is characterized  or treated as a corporation  for United States federal income tax purposes, among other consequences,  the Trust would be subject to United States federal  income tax (and similar state income or franchise  taxes) on its income and distributions to  Certificateholders  would be impaired. In light of Special
Tax Counsel's opinion,  however, the balance of this discussion assumes that the
Trust will not be characterized or treated as a corporation.

General

The following  summary of the material United States income tax  consequences of the ownership of the  certificates is based on the Internal Revenue Code of 1986
(the "Code") as well as Treasury  regulations  and  administrative  and judicial rulings and  practice.  Legislative,  judicial  and  administrative  changes may occur,  possibly  with  retroactive  effect,  that  could  alter or  modify  the continued  validity  of  the  statements  and  conclusions  set  forth  in  this
Prospectus.  This  summary  is  intended  as an  explanatory  discussion  of the consequences  of holding  the  certificates  generally  and does not  purport to furnish  information in the level of detail or with the investor's  specific tax circumstances  that  would  be  provided  by  an  investor's  own  tax  advisor.
Accordingly,  it is strongly  recommended that each prospective investor consult with its own tax advisor  regarding the  application  of United  States  federal income tax laws, as well as any state, local,  foreign or other tax laws, to its particular situation.

Except with respect to certain  withholding  tax matters  discussed  below under
"Withholding Taxes with Respect to Non-U.S.  Persons," the discussion is limited to consequences to U.S. Persons. For purposes of this discussion,  a U.S. Person is:

     o    a citizen or resident of the United States,

     o    a  corporation  or  partnership  organized in or under the laws of the
          United  States,  any state of the  United  States or the  District  of
          Columbia, or

     o    an estate or trust that is a United  States  person within the meaning of Section 7701(a)(30) of the Code.

For the  purposes of this  discussion,  the Company and Special Tax Counsel have assumed,  without  inquiry,  that  the  Term  Assets  will be  characterized  as indebtedness  for  United  States  federal  income  tax  purposes.  The  related prospectus supplement may contain additional information about the United States federal income tax characterization of the Term Assets.

Tax Status of the Trust

The Trustee  intends for tax reporting  purposes to treat the Trust as a grantor trust. Prospective investors should be aware, however, that certain of the terms of  the  Certificates  (for  example,  the  allocation  of  the  proceeds  of  a disposition  of the Term Assets) may be viewed by the IRS as  inconsistent  with the grantor trust rules and, accordingly,  the Trust may be viewed by the IRS as a partnership for federal income tax purposes. Nonetheless, because treating the
Trust as a grantor  trust is the more  appropriate  approach  for tax  reporting purposes,  the Trustee  currently  intends to treat the trust as a grantor trust
and,    except   as   specifically    indicated    otherwise   under   "Possible
Recharacterization  of the Trust as a  Partnership"  below,  the balance of this discussion  assumes that the Trust will be so classified.  (The applicable trust agreement will prohibit the Trust from electing to be taxed as a corporation.)

Each  Certificateholder  will be treated,  for United States  federal income tax purposes, as a holder of an equity interest in the Trust and,  accordingly,  (i)
as if it had purchased its pro rata  interest of the Trust's  underlying  assets and  (ii) as if it were  the  obligor  on its pro rata  portion  of the  Trust's obligations.  Thus,  for  example,  if the  Certificates  or the Term Assets are subject to call warrants,  each  Certificateholder  will be treated as if it had sold call warrants with respect to the Term Assets in an amount representing its pro rata  interest  in the  Trust.  Further,  if the income of the Trust is used
(directly  or  indirectly)  to pay  expenses of the Trust,  the holders  will be treated as if each had first  earned its pro rata share of that  income and then paid its  share of the  expense.  Prospective  investors  should  be aware  that expenses of the Trust may be subject to limitations on deductibility,  which may depend on each particular  investor's  circumstances,  but would include, in the case of an individual  (or entity  treated as an  individual)  Section 67 of the
Code, which allows miscellaneous  itemized deductions only to the extent that in the aggregate they exceed 2 percent of adjusted gross income.

The Trust will indicate in the related  prospectus  supplement  whether the Term
Assets  and any  call  warrants  will  be  identified  as part of an  integrated transaction within the meaning of Treasury Regulation ss. 1.1275-6.  Among other
consequences  of  such   identification  is  the  treatment  generally  of  each
Certificate as a synthetic debt instrument  issued on the date it is acquired by the holder of the  Certificate.  Similar  treatment will also generally apply to
Certificates  representing  "stripped  coupons" and/or  "stripped  bonds," which generally will be the case when  Certificates are issued in multiple classes and the different classes represent the ownership of differing  percentage ownership interests of the right to interest and principal on the Term Assets.  It is also possible  that each  Certificate  will be treated as an actual  debt  instrument issued on the Closing Date. In that case, the  Certificates  would be taxed like
conventional   debt   instruments   and  the   discussion   under   "Income   of
Certificateholders"  would not apply. If a series of Certificates  has more than one class and some but not all classes  are  treated as actual debt  instruments issued on the Closing Date,  income on the classes not so treated may be treated as unrelated  business  taxable income (and thus subject to tax) in the hands of pension plans, individual retirement accounts and other tax-exempt investors.

Income of Certificateholders

Original Issue Discount.  Unless  otherwise  provided in the related  prospectus supplement,  each  Certificateholder  will  be  subject  to the  original  issue discount ("OID") rules of the Code and Treasury Regulations with respect to such
Certificates.  Under those rules, the Certificateholder  (whether on the cash or accrual method of  accounting)  will be required to include in income the OID on the Certificates as it accrues on a daily basis,  under a constant yield method, regardless  of  when  cash  payments  are  received.  The  amount  of  OID  on a
Certificate  generally will be equal to the excess of all amounts payable on the

Certificate  over the amount paid to acquire the  Certificate  and the  constant yield  used in  accruing  OID  generally  will be the  yield  to  maturity  of a
Certificate  as determined by each holder based on that holder's  purchase price for the Certificate.  It is unclear whether the holder of a Certificate  should, in  calculating  OID,  assume that the Term Assets will,  or will not, be called under any Call Warrant.  Further, it is not clear how actual and expected future prepayments or losses on the Term Assets are to be taken into account.

The Trustee  intends for information  reporting  purposes to account for OID, if any,  reportable  by  Certificateholders  by  reference  to the price paid for a
Certificate  by an initial  purchaser at an assumed  issue  price,  although the amount of OID will differ for other  purchasers.  Such purchasers should consult their tax advisers regarding the proper calculation of OID.

The amount of OID that is  reported  in income in any  particular  year will not necessarily bear any relationship to the amount of  distributions,  if any, paid to a holder in that year.

Purchase and Sale of a Certificate. A Certificateholder's  adjusted tax basis in a Certificate  generally will equal the cost of the  Certificates,  increased by any amounts includible in income as OID, and reduced by any payments made on the
Certificates. If a Certificate is sold or redeemed, capital gain or loss will be recognized  equal  to  the  difference  between  the  proceeds  of the  sale  or redemption and the Certificateholder's adjusted tax basis in the Certificates.

Possible Recharacterization of the Trust as a Partnership

As indicated above, it is possible that the IRS will seek to recharacterize  the
Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a  partnership,  the Trust would not be subject to federal  income tax. Under
Treasury  Regulation  ss.  1.761-2,  certain  partnerships  may  "elect  out" of subchapter  K of the Code  (partnership  tax  accounting).  Although  subject to uncertainty,  if the Trust is characterized as a partnership, it may be eligible to make this election.  Assuming that it is so eligible,  each Certificateholder will be  required  to  report  its  respective  share of the  items  of  income, deductions,  and credits of the organization on their respective returns (making such  elections  as to  individual  items  as may be  appropriate)  in a  manner consistent with the exclusion of the Trust from partnership tax accounting. Such reporting should be substantially similar to the income tax reporting that would be required  under the grantor  trust rules.  In mutual  consideration  for each holder's purchase of a Certificate, each such holder is deemed to consent to the
Trust's  making of a protective  election out of subchapter K of the Code and is deemed to agree not to delegate  (for a period of more than one year)  authority to purchase, sell to exchange its Certificate to any person.

If the election to be excluded from the partnership tax accounting provisions of the Code is not  effective,  among  other  consequences,  (i) the Trust would be required  to  account  for its  income and  deductions  at the Trust  level (not necessarily taking into account any particular holder's circumstances, including any difference  between the holder's basis in its  Certificates  and the Trust's basis in its assets) and to utilize a taxable  year for  reporting  purposes and
(ii) each holder would be required to separately take into account such holder's distributive  share of income and  deductions of the Trust.  A holder would take into  account its  distributive  share of Trust income and  deductions  for each taxable year of the Trust in the holder's taxable year which ends with or within the Trust's  taxable year. A holder's  share of the income of the Trust computed at the Trust level would not  necessarily  be the same as if computed  under the
OID  rules  described  above  under  "Income  of  Certificateholders"   and,  in
particular,  may  not  take  account  of  any  difference  in the  yield  on the
Certificate  to the holder based on the  Certificateholder's  purchase price and the yield on the Term Assets determined at the Trust level.

Withholding Taxes with Respect to Non-U.S. Persons

Payments made on a Certificate to a person that is not a U.S.  Person and has no connection with the United States other than holding its Certificates  generally will be made free of United States federal  withholding  tax,  provided that (i)
the holder is not related (directly or indirectly) to the obligor, guarantor, if any, or sponsor of the Term Assets,  the Company,  the holder of any other class of Certificates (if such Series provides for multiple classes of  Certificates), the holder of any Call  Warrant  or the  counterparty  on any  notion  principal contract or other derivative contract of which the Trust is a party and (ii) the holder  complies  with certain  identification  and  certification  requirements imposed by the IRS.

State and Other Tax Consequences

In addition to the federal income tax consequences  described  above,  potential investors  should consider the state,  local and foreign tax consequences of the acquisition,  ownership and disposition of the  Certificates.  State,  local and foreign  tax law may  differ  substantially  from  federal  tax  law,  and  this discussion  does not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the Trust, if treated as a partnership for federal income tax purposes,  would be treated as a partnership  under any state or local jurisdiction).  Therefore,  it is strongly recommended that prospective purchasers consult their own tax advisers with respect to such matters.

                              PLAN OF DISTRIBUTION

Certificates  may be offered in any of three ways: (i) through  underwriters  or dealers;  (ii) directly to one or more purchasers;  or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any
Series of  Certificates,  which may  include the names of any  underwriters,  or initial purchasers,  the purchase price of such Certificates and the proceeds to the  Company  from  such  sale,  any  underwriting  discounts  and  other  items constituting underwriters' compensation,  any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Certificates may be listed, any restrictions on the sale and delivery of  Certificates  in bearer form and the place and time of delivery of the Certificates to be offered thereby.

If  underwriters  are used in the sale,  Certificates  will be  acquired  by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Such Certificates may be offered to the public either through underwriting  syndicates  represented by managing  underwriters  or by  underwriters  without a syndicate.  Such managing underwriters or underwriters in the United States will include  Citigroup Global
Markets  Inc., an affiliate of the Company [and the Term Asset  Issuer].  Unless
otherwise set forth in the applicable Prospectus Supplement,  the obligations of the  underwriters  to  purchase  such  Certificates  will be  subject to certain conditions  precedent,  and the  underwriters  will be obligated to purchase all such Certificates if any of such Certificates are purchased.  Any initial public offering price and any discounts or concessions  allowed or reallowed or paid to dealers may be changed from time to time.

Certificates may also be sold through agents designated by the Company from time to time. Any agent involved in the offer or sale of Certificates  will be named, and any  commissions  payable by the Company to such agent will be set forth, in
the  applicable  Prospectus  Supplement.   Unless  otherwise  indicated  in  the
applicable  Prospectus  Supplement,  any such agent  will act on a best  efforts basis for the period of its appointment.

If so  indicated  in the  applicable  Prospectus  Supplement,  the Company  will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase  Certificates at the public offering price described in such Prospectus  Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such  Prospectus  Supplement.
Such  contracts  will be  subject  only to  those  conditions  set  forth in the applicable  Prospectus  Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

Any  underwriters,  dealers  or  agents  participating  in the  distribution  of
Certificates  may be deemed to be underwriters  and any discounts or commissions received  by them on the sale or  resale  of  Certificates  may be  deemed to be underwriting  discounts and  commissions  under the Securities  Act.  Agents and underwriters may be entitled under  agreements  entered into with the Company to indemnification  by the Company  against  certain civil  liabilities,  including liabilities  under the  Securities  Act,  or to  contribution  with  respect  to payments  that the agents or  underwriters  may be  required  to make in respect thereof.  Agents and  underwriters  may be customers of, engage in  transactions with,  or perform  services  for, the Company or its  affiliates in the ordinary course of business.

Citigroup  Global Markets Inc. is an affiliate of the Company and is an indirect wholly owned  subsidiary of Citigroup Global Markets Holdings Inc., the indirect parent corporation of the Company. Citigroup Global Markets Inc.'s participation in the offer and sale of  Certificates  complies with the  requirements  of Rule
2720  of  the  National  Association  of  Securities  Dealers,   Inc.  regarding
underwriting securities of an affiliate.

As to each  Series  of  Certificates,  only  those  Classes  rated in one of the investment  grade rating  categories by a Rating Agency will be offered  hereby.
Any unrated Classes or Classes rated below  investment  grade may be retained by the Company or sold at any time to one or more purchasers.

[This Prospectus and the accompanying  Prospectus  Supplement may be used by the
Underwriter[s]  in connection with offers and sales of the Certificates  offered by this Prospectus  Supplement in  market-making  transactions,  including block positioning and block trades,  at negotiated prices related to prevailing market prices at the time of sale.  [An][The]  Underwriter[s]  may act as  principal or agent in such transactions.  If this Prospectus and the accompanying  Prospectus
Supplement  are  used  by  an  Underwriter  in  connection  with   market-making
transactions,  the  Underwriter  may also be required to include a market-making prospectus relating to the Term Assets.]

                                 LEGAL OPINIONS

Certain legal matters (including federal income tax matters) with respect to the
Certificates will be passed upon for the Company and the Underwriters by Orrick,
Herrington & Sutcliffe  LLP, New York,  New York or other counsel  identified in the applicable Prospectus Supplement.

                                 INDEX OF TERMS

$  2
Acceleration.......................................16
Accounting Period..............................21, 22
Administration Agreement...........................49
Administration Fee..................................9
Administrative Agent Termination Events........44, 53
Administrator......................................49
AID................................................28
Base Rate......................................15, 16
Bearer Certificates................................12
Bearer Securities..................................12
Business Day...................................14, 15
Calculation Agent..............................16, 17
Calculation Date.......18, 19, 20, 22, 18, 19, 20, 22
CD Rate............................................18
CD Rate Determination Date.........................18
CD Reference Rate Certificate......................16
CD Reference Rate Security.........................16
Cede................................................2
Certificate........................................11
Certificate Account................................38
Certificate of Non-U.S. Beneficial Ownership...50, 59
Certificate Trustee................................10
Certificateholder...................................7
Certificateholders..................................2
Certificates........................................1
Clearing Agency................................13, 14
Clearstream....................................50, 59
Code...........................................53, 62
Collection Period..............................15, 16
Commercial Paper Rate..............................18
Commercial Paper Rate Determination Date.......18, 19
Commercial Paper Reference Rate Certificate........16
Commercial Paper Reference Rate Security...........16
Commission...............................11, 1, 11, 1
Company.............................................7
Components.........................................61
Composite Quotations...............................16
Concentrated Term Assets...........27, 28, 27, 28, 29
Corporate Trust Office.............................47
Coupons............................................12
Credit Support Instruments.....................40, 49
Cut-off Date...................................39, 48
Day of Valuation...................................61
Definitive Certificate.............................25
Definitive Security................................25
Depositary.....................................24, 25
Deposited Asset Provider.......................39, 48
Deposited Assets.........................3, 36, 3, 36
Depositor..........................................10
Determination Date.................................13
Distribution Date...................................2
DOL............................................23, 24
dollar..............................................2
DTC............................................15, 16
ERISA..........................................22, 23
Euroclear......................................50, 59
Event of Default...................................12
Exchange............................................9
Exchange Act.................................1, 10, 1
Exchange Rate Agent................................13
Exchangeable Series............................22, 23
Fannie Mae.........................................28
Federal Funds Rate.................................19
Federal Funds Rate Determination Date..............19
Federal Funds Reference Rate Certificate...........16
Federal Funds Reference Rate Security..............16
FFCB...............................................28
FHLB...............................................28
Final Scheduled Distribution Date...................2
Final Scheduled Payment Date........................3
Fiscal Agent...........................32, 33, 32, 34

GSE Issuer.....................................28, 29
H.15(519)..........................................16
Indenture.......................................10, 8
Indenture Trustee..................................10
Index Maturity.....................................16
Index-Linked Securities.............................6
Initial Certificate Principal Balance...............1
Initial Notes Principal Balance.....................1
Insurer............................................17
Interest Accrual Period........................14, 15
Interest Collections...........................15, 16
Interest Rate.......................................2
Interest Reset Date......................2, 16, 2, 17
Interest Reset Period..........................16, 17
IRA............................................22, 23
IRS......................................4, 53, 4, 62
Issuer.............................................40
Letter of Credit.......................16, 37, 17, 37
Letter of Credit Bank..............................37
LIBOR Determination Date...........................20
LIBOR Reference Rate Certificate...................16
LIBOR Reference Rate Security......................16
London Banking Day.............................14, 15

Nonrecoverable Advance.........................43, 51
Note Interest Rate..............................2, 12
Notes...............................................1
Notional Amount....................................15
Offering Agent......................................2
OID............................................22, 54
Optional Exchange Date.............................23
Original Issue Date................................11
outstanding debt securities........................31
participants.......................................25
Parties in Interest................................23
Pass-through Rate...................................2
Pass-Through Rate..............................11, 12
Payment Date........................................2
Payment Default....................................16
Periodic Interest..............................14, 15
Plan...........................................22, 23
Policy.............................................17
Prospectus Supplement...............................1
PTCE...........................................23, 24
Purchase Price.................................49, 58
Rating Agency.......................................4
Realized Losses....................................22
REFCORP............................................28
Reference Entity...................................19
Registered Certificates............................13
Registered Securities..............................13
Registration Statement..............................1
Regulation.....................................23, 24
Related Proceeds...............................43, 51
Required Percentage............................44, 53
Reserve Account................................37, 38

Secured Term Assets............................31, 32
Securities..........................................1
Securities Act...........................11, 1, 11, 1
Security...........................................11
Securityholders.....................................1
Senior Term Assets.................................31
Series..............................................1
Special Tax Counsel............................52, 61
Specified Currency..................................1
Spread.........................................15, 16
Spread Multiplier..............................15, 16
Strip Certificates.................................12
Strip Securities...................................12
Stripped Interest..................................15
Sub-Administration Agreement.......................40
Sub-Administrative Agent...........................40
Subordinated Term Assets...........................31
Surety.............................................37
Surety Bond........................................37
Term Asset Events of Default...31, 33, 34, 31, 33, 35
Term Assets............1, 3, 27, 28, 1, 3, 27, 28, 29
Term Assets Currency...............................35
Term Assets Indenture..........................29, 30
Term Assets Interest Accrual Periods...............35
Term Assets Issuer.......................7, 28, 7, 28
Term Assets Issuers................27, 28, 27, 28, 29
Term Assets Offering Document..27, 28, 29, 27, 28, 29

Term Assets Registration Statement.............10, 11
Treasury bills.....................................21
Treasury Rate Determination Date...............21, 22

Trust.....................................9, 2, 10, 2
Trust Agreement..............................9, 10, 9
Trust Indenture Act.........................9, 29, 30
Trustee's Fee.......................................9
TVA................................................28
U.S. dollars........................................2
U.S. Person....................................50, 59
U.S.$...............................................2
UBTI...............................................65
Underwriter[s].................................24, 25
Underwriting Agreement.........................23, 25
United States..................................50, 59
USD.................................................2
Variable Pass-Through Rate.....................11, 12
Voting Rights..............................44, 40, 53

PROSPECTUS SUPPLEMENT
(To Prospectus dated [____], 200[_])

                 TIERS(R)______-Backed Notes, Series______200[_]

                                    issued by

            TIERS(R)______ -Backed Certificates, Series ______200[_]

  relating to                           , due                     ,
              --------------------------      --------------------  --------

     $______Certificate Principal Balance,[__%] [Variable] Pass-Through Rate

                            Structured Products Corp.
                                    Depositor

Consider  carefully  the risk factors  beginning  on page __ in this  Prospectus
Supplement and on page__ in the Prospectus.

The notes and certificates  represent obligations of the TIERS(R)______  -Backed
Trust ______  200[_] only and do not  represent an interest in or  obligation of any other entity.

This  Prospectus  Supplement  may be used to offer  and  sell  the  notes or the certificates only if accompanied by the Prospectus.

     The  TIERS(R)______-Backed  Trust  ______  200_  Series  200_ will issue [a single class][____ classes] of notes. These notes are being offered by this
     Prospectus Supplement and the accompanying Prospectus. The TIERS(R) -Backed
     Trust 200  Series  200_  will  also  issue a single  class____  classes  of certificates. These certificates are [not] being offered by this Prospectus
     Supplement and the accompanying Prospectus.

     o    The notes will be secured by and the  certificates  will  represent  a
          beneficial   interest  in  [SELECT  ONE  OF  THE  FOLLOWING  BRACKETED
          SELECTIONS]  [Alternative  1:  specify  debt  security or asset backed security or a pool of such debt securities or asset backed  securities issued  or by  their  terms  guaranteed  by one or more  corporations, banking organizations, insurance companies or special purpose vehicles
          (including trusts, limited liability companies,  partnerships or other special purpose entities)]  [Alternative 2: specify obligations of one or more foreign private issuers] [Alternative 3: specify debt security or pool of such debt  securities  which  represent  obligations of the
          United States of America,  any agency thereof for the payment of which the full faith and credit of the United  States of America is pledged,
          or  a  United  States  governmental   sponsored  organization  created
          pursuant to a federal  statute]  [Alternative 4: specify debt security or pool of such debt securities which represent  obligations issued by or by  their  terms  guaranteed  by a  foreign  government,  political subdivision  or agency or  instrumentality  thereof]  [maturing in ___
          years]  issued by [specify  issuers],  and having the  characteristics
          described   herein  under   "Description  of  the  Term  Assets."  The
          securities will be held by  TIERS(R)______-Backed  Certificates  Trust
          200_ Series 200_.  The  securities  have a different  [interest  rate]
          [currency] [maturity] [credit risk] than do the certificates.

     o    [[Interest will accrue on the notes at rate equal to ____.] [The Class
          ____ notes will receive all scheduled  interest  payments  received by the TIERS(R)______  -Backed  Certificates Trust ______200_ Series 200_
          on or before ____ on the  securities  held by  TIERS(R)______  -Backed
          Certificates Trust ______ 200_ Series 200_. [The Class ____ notes will receive a payment of the securities in kind on _____.]]

     o    [[Interest  will  accrue on the  certificates  at rate equal to ____.]
          [The Class ____  certificates  will  receive  all  scheduled  interest payments received by  TIERS(R)______-Backed  Certificates Trust ______
          200_  Series  200_  on or  before  ____  on  the  securities  held  by
          TIERS(R)______  -Backed  Certificates  Trust  ______ 200_ Series 200_.
          [The  Class  ____  certificates  will  receive a  distribution  of the securities in kind on _____.]]

     o    [TIERS(R)______  -Backed Trust ______ 200_ Series 200_ will enter into
          a  [swap  agreement]   [derivative   transaction]  with  ____  as  its
          counterparty.  TIERS(R)  -Backed Trust 200 Series 200_ will pay to the counterparty the [interest] [principal] [other] amounts TIERS(R)______
          -Backed Trust ______ 200_ Series 200_ receives on the  securities.  In exchange,  the counterparty  will pay to TIERS(R) -Backed Trust ______
          200_ Series 200_ the  scheduled  distributions  on the  certificates.]
          [Describe for each [swap agreement] [derivative transaction.]]

     o    [If the securities default, or if TIERS(R) ______ -Backed Trust ______
          200_ Series 200_ is  terminated  or fails to perform its  obligations, the [swap agreement]  [derivative  transaction]  will terminate early.
          Early termination of the [swap agreement] [derivative transaction] may result  in  losses to the  purchaser  of the notes [or  certificates], which may be as much as the entire investment. See "Risk Factors."]

     o    [Payments of [interest]  [principal] will vary based on performance of an index. A [decline] [increase] in the value of the index will result in losses to the purchaser of the  certificates,  which may be as much as the entire investment. See "Risk Factors."]

     o    [The Class ____ notes are not entitled to  distributions  of principal prior to maturity.  [The Class ____  Certificates  are not entitled to distributions of principal.] If the securities are prepaid or redeemed
          early,   returns   on  the  Class   ____  notes  [and  the  Class  ___
          certificates] will be adversely affected and holders of the Class ____
          certificates  may  not  recover  the  initial  investment.  See  "Risk
          Factors."]

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission has approved these notes [or  certificates]  or determined  that this
Prospectus   Supplement  or  the   Prospectus  is  accurate  or  complete.   Any
representation to the contrary is a criminal offense.

The  notes  [and the  certificates]  may  [not] be  purchased  by  pension  plan investors subject to the requirements of the Employee Retirement Income Security
Act of 1974 [only through special  arrangements].  See "ERISA Considerations" in the Prospectus.

Structured Products Corp. will apply to list the certificates on the [New
York Stock Exchange] [American Stock Exchange][other].

Both the Prospectus and the Prospectus  Supplement provide information about the notes [and the certificates].  The Prospectus  provides general information some of which may not apply to the certificates. This Prospectus Supplement describes the specific  terms of the notes [and the  certificates].  The specific terms of the certificates  described in this Prospectus  Supplement supercede any related general discussion in the accompanying Prospectus.

The  underwriter[s]  will  purchase  the notes [and the  certificates]  from the
TIERS(R) ______ -Backed Trust ______ 200_ Series 200_. The  underwriter[s]  will then sell the notes [and the certificates] in negotiated transactions at varying prices at the time of sale.  Proceeds from the sale of the notes are expected to total ____.  Proceeds  from the sale of the  certificates  are expected to total
____.  The notes [and the  certificates]  will be  delivered  in book entry form through The Depository Trust Company and its  participating  members  definitive form on or about ____.

                                    Citigroup

____ ____, 200_

                                     SUMMARY

Below  is a  concise  summary  of the  principal  terms  of the  notes  and  the certificates.  As a summary, it does not contain all of the information that may be important to you.

Securities Offered

    Notes...........................There  will  be  ____  Class[es]  of  Notes,
                                    Class[es] ____ [and ____]. The Notes will be
                                    denominated  in  [specified  currency]  (the
                                    "Specified  Currency").  The total principal
                                    amount  of Notes  being  issued is ____ (the
                                    "Initial  Notes  Principal  Balance").   The
                                    Notes will be issued in [book-entry  records
                                    of the Depository Trust Company] [definitive
                                    form] in minimum denominations of ____.]

    Certificates....................There    will   be   ____    Class[es]    of
                                    Certificates,  Class[es]  ____  [and  ____].
                                    [The Certificates will be denominated in the
                                    Specified  Currency.   The  total  principal
                                    amount of Certificates  being issued is ____
                                    (the    "Initial    Certificate    Principal
                                    Balance").  The Certificates  will be issued
                                    in  [book-entry  records  of the  Depository
                                    Trust Company]  [definitive form] in minimum
                                    denominations  of ____.]  [The  Certificates
                                    are  not  being  offered  pursuant  to  this
                                    Prospectus Supplement and Prospectus.]

Depositor...........................Structured Products Corp.

The Indenture Trustee...............[U.S. Bank National Association]

The Certificate Trustee.............[U.S. Bank National Association]

The Trust...........................TIERS(R)______   -Backed  Trust  _____  200_
                                    Series  200_,  which will be formed  under a
                                    Trust  Agreement  between the  Depositor and
                                    the    Trustee.     [The    Trust    is    a
                                    [Delaware][other]   [business]   [statutory]
                                    trust.]

Term Assets.........................The  Depositor  will  deposit into the Trust
                                    [the following fixed income  securities (the
                                    "Term Assets"): [SELECT ONE OF THE FOLLOWING
                                    BRACKETED   SELECTIONS]    [Alternative   1:
                                    specify   debt   security  or  asset  backed
                                    security  or a pool of such debt  securities
                                    or  asset   backed   securities   issued  or
                                    guaranteed  by  their  terms  by one or more
                                    corporations,     banking     organizations,
                                    insurance   companies  or  special   purpose
                                    vehicles    (including    trusts,    limited
                                    liability  companies,  partnerships or other
                                    special purpose  entities)]  [Alternative 2:
                                    specify  obligations  of one or more foreign
                                    private  issuers]  [Alternative  3:  specify
                                    debt   security   or  pool   of  such   debt
                                    securities  which  represent  obligations of
                                    the  United  States of  America,  any agency
                                    thereof  for the  payment  of which the full
                                    faith  and  credit of the  United  States of
                                    America  is  pledged,  or  a  United  States
                                    governmental  sponsored organization created
                                    pursuant to a federal statute]  [Alternative
                                    4:  specify  debt  security  or pool of such
                                    debt securities which represent  obligations
                                    issued by or by their terms  guaranteed by a
                                    foreign government, political subdivision or
                                    agency or instrumentality thereof] [maturing
                                    in ___ years]  issued by [specify  issuers],
                                    and  having  the  characteristics  described
                                    herein under "Description of Term Assets."

Term Assets Issuer..................The issuer of the Term Assets deposited into the Trust is [identify] [repeat for
                                    each].  The Term Assets Issuer is not
                                    participating in this offering and has no
                                    obligations under the Notes or the
                                    Certificates. Information about the Term
                                    Assets Issuer is available in the Term
                                    Assets Issuer's filings with the
                                    Commission.

Closing Date........................On or about _____

Interest and Principal
Distributions.......................[[Payments  of  interest  on the  Securities will  be made  each  ____  (each a  "Payment
                                    Date").  The interest  rate for the Notes is
                                    [____%  per  annum]  [variable]  (the  "Note
                                    Interest Rate").  [The interest rate for the
                                    Certificates is [____% per annum] [variable]
                                    (the  "Pass-through  Rate").] The Trust will
                                    pay  interest on the Notes and pass  through
                                    interest to the holders of the  Certificates
                                    based on  payments  [received  by the  Trust
                                    under the  securities]  [to the Trust by the
                                    Swap Counterparty under the Swap Agreement].
                                    [Payments of interest  for [a given  period]
                                    will  be  based  on the  value  of  [specify
                                    index]  determined  as of the ____ day prior
                                    to the  first  day] [on the last  day]  (the
                                    "Interest   Reset  Date")  [other  basis  of
                                    determination]  of  that  [period]  [by  the
                                    Calculation  Agent under the Swap Agreement]
                                    [under the terms of the Term Assets.]]

                                    Principal  will be paid [on a final  Payment
                                    Date occurring on ___ (the "Final  Scheduled
                                    Payment  Date")  [or as the  Trust  receives
                                    distributions   of  principal  on  the  Term
                                    Assets  it  holds].   [Describe   any  other
                                    distributions.]  [Payments  of  principal on
                                    the  Securities  may be less  than  the full
                                    principal    amount   of   the    Securities
                                    [depending  on the value of [describe  index
                                    and  valuation  period]  [if  the  Trust  is
                                    required to make a  termination  payment [or
                                    payment  under the credit  swap  transaction
                                    under the Swap Agreement].]

                                    [The Class  ____  Notes  have an  amortizing
                                    principal balance. The Class ____ Notes will
                                    receive all  scheduled  payments on interest
                                    that the Trust  receives on or before ___ on
                                    the Term Assets it holds.  Each payment will
                                    reflect   partial    amortization   of   the
                                    principal  balance  of the Class  ____ Notes
                                    and a distribution  of interest at a rate of
                                    ____ % per annum.]

                                    [The   Class  ____   Certificates   have  an
                                    amortizing principal balance. The Class ____
                                    Certificates   will  receive  all  scheduled
                                    payments on interest that the Trust receives
                                    on or  before  ___ on  the  Term  Assets  it
                                    holds.  Each payment  will  reflect  partial
                                    amortization of the principal balance of the
                                    Class ____  Certificates  and a distribution
                                    of interest at a rate of ____ % per annum.]

                                    [The  Class  ____  Notes  will  not  receive
                                    scheduled   distributions   of  interest  or
                                    principal,  but will receive a  distribution
                                    of the Term Assets on ___ .]

                                    [The  Class  ____   Certificates   will  not
                                    receive scheduled  distributions of interest
                                    or    principal,    but   will   receive   a
                                    distribution of the Term Assets on ___ .]

                                    [If the Term  Assets  are in  default or are
                                    redeemed early, the Trust will terminate and
                                    the Term Assets or  proceeds  of  redemption
                                    will be divided  between  the Class ____ and
                                    Class ____ Note until the principal  balance
                                    of  each  Class  is  reduced  to  zero.  Any
                                    remaining   Term  Assets  shall  be  divided
                                    between  each  Class  of  Certificates.  The
                                    percentage share of the Term Assets received
                                    by each Class of Notes and Certificates will
                                    vary based on when the Trust terminates. See
                                    "Description of Certificates."]

Call Rights.........................[The Notes and Certificates are subject to a call option in favor of [identify] on ___ at
                                    a price of ____.]

[Depositor
Optional Exchange]..................[Holders of the [Notes]  [Certificates] have a  limited  right]  [The  Depositor  and its
                                    affiliates,  but not any other Holder of the
                                    [Notes] [Certificates],  will have a limited
                                    right] to  exchange  [Notes]  [Certificates]
                                    for  corresponding   portions  of  the  Term
                                    Assets. The [Depositor's] right to make such
                                    an  exchange is subject to  restrictions  on
                                    advance  notice,   frequency,   and  minimum
                                    amount of the  exchange.  [In  addition,  an
                                    exchanging [Noteholder]  [Certificateholder]
                                    will   be   responsible    for   a   partial
                                    termination    payment    under   the   Swap
                                    Agreement.]

[Swap Counterparty                  [identify]

[Swap Agreement.                    Swap   Counterparty   will  enter  into  [an
                                    interest rate swap] [a cross-currency  swap]
                                    [a total  return  swap]  [a call put  option
                                    transaction]    [a   credit   swap]   [other
                                    transaction] with the Trust. The Trust [will
                                    pay to the Swap  Counterparty the [interest]
                                    [principal]  amounts  the Trust  receives on
                                    the Term Assets  [will] [may be required to]
                                    deliver  to the Swap  Counterparty  the Term
                                    Assets  on  dates  at a price  of ____ . [In
                                    exchange for periodic  payments  made by the
                                    Swap  Counterparty,  the Trust will  deliver
                                    the Term Assets to the Swap  Counterparty if
                                    a specified credit-related event occurs with
                                    respect to [specify  entity.] The Trust will
                                    receive payments under the Swap Agreement on
                                    the same dates the Trust  makes  payments on
                                    the  Securities.  The Trust  will  apply the
                                    payments   it   receives   under   the  Swap
                                    Agreement to make  payments of interest [and
                                    principal] on the Securities.]

[Swap Agreement
Guarantee...........................[______________     will    guarantee    the
                                    obligations of Swap  Counterparty  under the
                                    Swap Agreement.]

[Calculation........................Agent [Entity] will act as Calculation Agent under the Swap  Agreement and will calculate
                                    the value of index from time to time.]

[Exchange Rate Agent................[Entity] will act as Exchange Rate Agent and will calculate  applicable rates of exchange
                                    between U.S. dollars and specified  currency
                                    for  investors   purchasing   the  Notes  or
                                    Certificates with U.S. dollars.]

[Credit Enhancement.................The credit enhancements include [a financial
                                    guaranty   insurance   policy]   [letter  of
                                    credit]      [guarantee]      [subordination
                                    features]. [Describe]]

[Retained Interest..................Describe  any   retained   interest  of  the
                                    Depositor]

Tax Status..........................The  Depositor  will receive an opinion that
                                    (i) the  notes  should be  characterized  as
                                    debt for  federal  income tax  purposes  and
                                    (ii)  the  Trust  [should]   [will]  not  be
                                    characterized as an association (or publicly
                                    traded    partnership)    taxable    as    a
                                    corporation.

Rating..............................The  Notes  and  the  Certificates  must  be assigned  a rating  of ____ by ____ and ____
                                    by  ____,  respectively,   in  order  to  be
                                    issued.

ERISA Considerations................A   plan    subject    to   the    fiduciary
                                    responsibility  provisions  of the  Employee
                                    Retirement  Income  Security Act of 1974, as
                                    amended,  or  Section  4975 or the  Internal
                                    Revenue   Code   [may   not   purchase   the
                                    Certificates]     [must     make     special
                                    arrangements  with  the  Depositor  and  the
                                    Trustee   in   order   to    purchase    the
                                    Certificates]   [should   consult  with  its
                                    counsel  before  making an investment in the
                                    Certificates]. See "ERISA Considerations."

                                  RISK FACTORS

In  addition  to the  risk  factors  discussed  in the  Prospectus,  prospective purchasers  of the  Securities  should  carefully  consider the  following  risk factors:

[Describe any special risk factors from Term Assets.]

[Prepayments Will Affect Yield and Recovery of Investment]

The Term Assets [can be redeemed  early at the option of the Term Assets  Issuer
[specify  dates or  conditions]  [may  amortize  early as a result of  [describe amortization features of underlying  security.]] If the Term Assets are redeemed early, the Trust will be terminated and Securityholders will receive a return of principal before the scheduled  maturity of the Securities].  See "Risk Factors"
in the Prospectus.

If the Term Assets are redeemed  early,  the Trust [and the Swap Agreement] will terminate[,  and the Trust may be required  to pay a  termination  payment.  See
"--Liability  for  Swap   Termination   Payments"  in  this  section  and  "Risk
Factors--Trust  May  Include  Derivates  which  Could  Affect  the  Value of the
Securities" in the Prospectus.

[The  Securities  are not entitled to  distributions  of  principal  but receive interest  cash  flows from the Term  Assets  for so long as the Term  Assets are outstanding.  If the Term Assets are  prepaid or redeemed  early or the Trust is wound up early,  returns on the  Securities  will be  adversely  affected.  Such prepayment,  redemption  or wind up may occur before  holders of the  Securities have recovered the initial investment.]]

[Sensitivity to Interest Rates

[The  Securities do not receive  payments of either  interest or principal until the Final Scheduled  Distribution  Date. The market value of the Securities from time to time will be  sensitive to changes in interest  rates,  more so than the
Term Assets.]

The Securities  are  "Index-Linked  Securities" as described in the  Prospectus.
Distributions  of [interest] [and principal] with respect to the Securities will depend on the value of the  specify  index.  The  [specify  index]  indexes  the appreciation or depreciation in the price of a designated  [group of securities, commodities,  currencies,  intangibles,  goods or  articles  or other  objective price,  economic or other measure] [mutual fund(s)] over a given period of time.
Depending  on the  performance  of the  [specify  index]  over a given  interest period,  Securityholders  may  receive  lesser  amounts  of  interest  on  these
Securities  than  they  would  otherwise  have  received  had they held the Term
Assets.  Depending on [the performance of the index over the time the Securities are  outstanding]  [the value of the index on the scheduled  final  distribution date  for the  Securities],  Securityholders  may  receive  a lesser  return  of principal on the Securities than they would have received had they held the Term
Assets.

The value of the index is determined by changes in the prices of the [securities commodities,  currencies,  intangibles,  goods or  articles  or other  objective price,  economic or other measure] making up the index.  Such changes  generally depend on factors -- such as economic and political events and the supply of and demand for [indexed assets] -- that the Depositor[,  the Swap  Counterparty] and the Trustee and their affiliates do not control and cannot foresee.

The risk of [decreased interest payments] [and loss of principal] as a result of the  linkage of  payments  on  Index-Linked  Securities  to the index and to the
Indexed Assets is substantial.  Prospective  purchasers should consult their own financial  and legal  advisors  as to the risks  entailed  by an  investment  in
Index-Linked Securities.]

[Currency Risks

The Securities are not denominated in U.S. dollars. Depreciation of the
[specified currency] against the U.S. dollar will result in a decrease in the effective yield of such Security for an investor who pays dollars to purchase the Securities. The value of the U.S. dollar in comparison to the [specified currency] depends on economic and political factors, the supply and demand for such currencies, and government interventions, and can be highly unpredictable.  [In recent years, rates of exchange between the U.S. dollar and [specified] currency have been volatile.]

The [specified  currency] may become  unavailable,  due to exchange  controls or other  events  beyond  the  control  of the  Depositor  or the  Trust.  In  such circumstances,  the Exchange  Rate Agent will  determine in its sold  discretion when and how to make  distributions on the Securities.  This may include a delay until the [specified  currency] is again  available or a distribution in another currency at rates determined by the Exchange Rate Agent.

Courts in the Certificated  States  customarily have not rendered  judgments for money damages  denominated in any currency other than U.S.  dollars.  In the New
York courts, an action based upon an obligation  denominated in a currency other than U.S.  dollars  will be rendered in the foreign  currency of the  underlying obligation  and converted into U.S.  dollars at the exchange rate  prevailing on the date of judgment.

Prospective purchasers of such Securities should consult their own financial and legal advisors about risks related to investments in currencies  other than U.S.
dollars.]

[Liability for Swap Termination Payments

[The Swap Agreement]  [Each swap transaction] may be terminated early if

     o    the [related] Term Assets default [or are redeemed early];

     o    the Trust or the Swap Counterparty fails to make the required payments under the agreement;

     o    the Swap Agreement becomes illegal or invalid;

     o    the Trust or the Swap Counterparty becomes bankrupt;

     o    withholding  taxes are imposed on  payments  made by the Trust or Swap
          Counterparty under the Swap Counterparty;

     o    the Swap  Counterparty is involved in a merger and disaffirms the Swap
          Agreement; or

     o    [other]

At any time of early  termination  the Swap Agreement each swap  transaction may have value to either the Trust or the Swap Counterparty;  if so, the other party will be required to pay that value as a  termination  payment.  The  termination payment  corresponds to the estimated cost to the Trust or the Swap Counterparty of entering  into a  replacement  Swap  Agreement  swap  transaction.  Such cost depends on the comparative value of the remaining  [specify] payments to be made by the  Trust  and the  remaining  [specify]  payments  to be  made by the  Swap
Counterparty.

The holders of the  Securities  will  effectively  pay any  termination  payment payable by the Trust, in proportion to the amount of their investment, up to the limit of the  Trust's  assets.  The value of [the  Swap  Agreement]  [each  swap transaction]  may be highly  volatile,  and it is not  possible to estimate  the maximum amount of the termination payment.

Please carefully review "Risk Factors--Liability For Swap Termination
Payments" herein]

[High Yield Term Assets--Greater Default Risk

The Term Assets [are]  [include] high yield  corporate debt  obligations of U.S.
[and other]  issuers  rated  below  investment  grade.  [The Term Assets are not
secured  by  any  collateral.]   [High  yield  debt  obligations  are  generally
unsecured.]  They [are] [may] also be subordinated  to other  obligations of the
Term Assets Issuer and have greater  credit and liquidity risk than is typically associated with investment grade corporate  obligations.  High yield obligations are often issued in connection with leveraged acquisitions or recapitalizations.
In such  transactions,  security issuers incur a substantially  higher amount of indebtedness than the level at which they had previously operated.

High yield debt obligations have historically  experienced greater default rates than has been the case for investment  grade  securities.  Although studies have been made of historical  default rates in the high yield market,  future default rates may differ.]

[Alternative Tax Characterization

The Depositor  will receive an opinion of counsel that the Trust will be treated as a grantor trust or as a partnership for federal income tax purposes,  but the
Internal Revenue Service might disagree with this characterization. See "Federal
Income Tax Considerations" in this Prospectus Supplement for a discussion of the consequences  of any  alternative  characterization  of the Trust  that might be asserted by the IRS.]

[Emerging Market Term Assets--Special Risks

The Term Assets [include] [are] emerging market  securities,  and are subject to special risks.

Investing in the debt of emerging  markets issuers involves special credit risks not associated  with investing in more  established  capital markets such as the
United States and Western Europe. The risks may include:

     o    risks attributable to fluctuations in foreign exchange rates;

     o    political, economic and diplomatic instability;

     o    hyperinflation;

     o    expropriation;

     o    different legal systems;

     o    exchange controls;

     o    confiscatory taxation;

     o    nationalization of private businesses; or

     o    other governmental restrictions]

[Special Credit Risks

Foreign  investments may also be subject to foreign  withholding  taxes or other taxes or changes in the rates or methods of Price and Liquidity  Risks  taxation applicable to the Trust or to the Term Assets Issuer.

The Term  Assets are also  subject to special  price  volatility  and  liquidity risks.  [Specify  market] [and other]  emerging  markets  have  smaller  capital markets  with  substantially  less volume than capital  markets of  non-emerging markets.  As a result, the securities traded there are generally less liquid and prices are generally more volatile.  A limited number of issuers often represent a disproportionately large percentage of market capitalization and trading value in [specify market] [and other] emerging markets.  In addition,  large investors trading  significant blocks of securities,  or dealers making large dispositions of securities  resulting  from failure to meet margin calls,  may  significantly affect  price and  liquidity  in emerging  markets.  Should the  Securityholders receive  a  distribution  of the  Term  Assets  in kind,  as a  result  of early termination  of the Swap  Agreement  or the Trust,  such  factors may affect the price at which the  Securityholders'  can  dispose of the Term  Assets and their ability to do so quickly.]

[Available Information for Emerging Markets

Disclosure and regulatory standards in emerging markets are often less stringent than those in other  international  securities  markets.  Many  emerging  market countries have a low level of monitoring and regulation of the market and market participants,  and limited and uneven  enforcement of existing  regulations.  An investor may be able to obtain little publicly  available  information  about an issuer in an emerging market country.  The Term Assets Issuer may not be subject to accounting, auditing and financial reporting standards comparable to those of
companies  in  non-emerging  markets.  As  a  result,   traditional   investment
measurements,  such as  price/earnings  ratios,  may not be useful  in  emerging markets.]

                             FORMATION OF THE TRUST

TIERS______  -Backed Trust ______ 200_ (the "Trust") will be formed  pursuant to the Trust Agreement dated as of ____________ , between Structured Products Corp.
(the  "Depositor")  and  [U.S.  Bank  National  Association],  as  trustee  (the
"Certificate  Trustee"),  as supplemented by the Series 200_ Supplement dated as
of   ____________   (collectively,   the  "Trust   Agreement")   [as  a  [common
law][Delaware][other]  [business]  [statutory]  trust].  Concurrently  with  the execution and delivery of the Trust Agreement, the Company will deposit the Term
Assets  with  the  Certificate  Trustee  (or the  proceeds  from the sale of the
Securities  to the  Underwriter  in an amount  sufficient  to purchase  the Term
Assets).  The Certificate  Trustee will accept (or purchase) such Term Assets on behalf of the Trust and will  pledge the Term  Assets to the  Indenture  Trustee pursuant to an Indenture dated as of _______________ between the Trust and [U.S.
Bank  National   Association],   as  trustee  (the  "Indenture   Trustee"),   as
supplemented   by  the  Series  200_   Supplement   dated  as  of   ____________
(collectively,  the "Indenture") and deliver the Securities to or upon the order of the Depositor.

                                 USE OF PROCEEDS

The net proceeds to be received by the Company  from the sale of the  Securities will be used to purchase the Term Assets [or  describe  other  payment  source], which, after the purchase thereof,  will be sold by the Company to the Trust and will be the sole Deposited Assets (as defined in the Prospectus) of the Trust.

                             THE TERM ASSETS ISSUER

This Prospectus Supplement does not provide information with respect to the Term
Assets  Issuer.  No  investigation  has been made of the financial  condition or creditworthiness  of the  Term  Assets  Issuer  or any  of its  subsidiaries  in connection with the issuance of the Securities. [The Company is not an affiliate of the Term Assets Issuer.]

The Term  Assets  Issuer is subject  to the  informational  requirements  of the
Securities  Exchange  Act of 1934,  as  amended  (the  "Exchange  Act"),  and in accordance  therewith files reports and other information  (including  financial information)  with the Commission.  Copies of such reports and other information may be inspected and copied at the public reference facilities maintained by the
Commission  at 450  Fifth  Street,  N.W.,  Washington,  D.C.  20549,  and may be
obtained from the Public Reference Section of the Commission at Washington, D.C.
20549,   at  prescribed   rates.   The  Commission   maintains  a  Web  site  at
http://www.sec.gov  containing  reports,  proxy statements and other information regarding registrants that file electronically with the Commission. In addition, such reports and other  information  can be obtained from the Term Assets Issuer at its address specified in its most recent publicly available reports.

The Trust will have no assets  other than the Term  Assets  [or  describe  other payment  source] from which to make  distributions  of amounts due in respect of
the  Securities.   Consequently,  the  ability  of  Securityholders  to  receive distributions  in respect  of the  Securities  will  depend  principally  on the
Trust's  receipt of  payments  on the Term  Assets [or  describe  other  payment source] from the Term Assets Issuer.

Prospective  purchasers of the  Securities  should  consider  carefully the Term
Assets Issuer's financial  condition and its ability to make payments in respect of such Term Assets.  This Prospectus  Supplement relates only to the Securities being  offered  hereby and does not relate to the Term Assets or the Term Assets
Issuer. All information  contained in this Prospectus  Supplement  regarding the
Term Assets Issuer is derived from [the Term Assets Prospectus] [reports on file with the  Commission  and [the Term Assets  Offering  Document] [the Term Assets
Offering Document, which will not be available to Securityholders]]. Neither the
Company  nor  the  Underwriter  has  participated  in the  preparation  of  such documents,  or takes any  responsibility for the accuracy or completeness of the information  provided therein.  [However,  the material terms of the Term Assets are described under "Description of the Term Assets."].

        DESCRIPTION OF THE TERM ASSETS [or describe other payment source]

General

The Term  Assets of the Trust will  consist  solely of  initially  $____________
aggregate  principal  amount of ______ __ ______ , due ______ issued by the Term
Assets  Issuer[,  having  the  following  characteristics  [SELECT  ONE  OF  THE
FOLLOWING BRACKETED  SELECTIONS]  [Alternative 1: specify debt security or asset backed  security or a pool of such debt  securities  or asset backed  securities issued  or by  their  terms  guaranteed  by one or  more  corporations,  banking organizations,  insurance  companies  or  special  purpose  vehicles  (including trusts,  limited  liability  companies,  partnerships  or other special  purpose entities)]  [Alternative  2: specify  obligations of one or more foreign private issuers]  [Alternative  3: specify debt security or pool of such debt securities which represent  obligations of the United States of America, any agency thereof for the  payment  of which the full  faith and  credit of the  United  States of
America is  pledged,  or a United  States  governmental  sponsored  organization created pursuant to a federal statute]  [Alternative 4: specify debt security or pool of such debt securities which represent  obligations  issued by or by their terms  guaranteed by a foreign  government,  political  subdivision or agency or instrumentality  thereof]  [maturing in ___ years] issued by [specify  issuers], and having the  characteristics  described  herein  under  "Description  of Term
Assets."  The Term Assets were  originally  issued by the Term Assets  Issuer as part of [an underwritten  public offering of $____________  aggregate  principal amount of such  securities,  pursuant to a  registration  statement  on Form S-3
(together  with  all  amendments   and  exhibits   thereto,   the  "Term  Assets
Registration  Statement"),  filed by the Term Assets Issuer with the  Securities and Exchange  Commission (the "Commission") under the Securities Act of 1933, as amended  (the  "Securities  Act").] [an  offering of  $______________  aggregate principal  amount  of such  securities,  have  not  been  registered  under  the
Securities Act and are being sold to the Trust  pursuant to [describe  exemption from  registration  under the Securities Act]]  Distributions are required to be
made  on  the  Term  Assets  [or  describe  other  payment   source]   [monthly]
[semiannually]  [or  other]  on the __ day of  each  ____________  ,  commencing
____________  (each,  a "Term  Assets  Payment  Date"),  or if such day is not a
Business Day, on the next succeeding Business Day.

The Term  Assets [or  describe  other  payment  source]  deposited  in the Trust represent the sole assets of the Trust that are available to make  distributions in respect of the Securities.  Consequently,  the ability of  Securityholders to receive  distributions  in respect of the Securities  will depend on the Trust's receipt of payments  on, or in respect of, the Term  Assets [or  describe  other payment source]. This Prospectus Supplement relates only to the Securities being offered  hereby  and does not  relate  to an  offering  of the Term  Assets  [or describe other payment source].

[The  disclosure  under this caption in the  Prospectus  Supplement  is intended primarily  to identify the Term Assets [or describe  other  payment  source] and does not purport to summarize the Term Assets [or describe other payment source]
or to provide information with respect to the Term Assets Issuer.  Appendix A to this Prospectus Supplement, which contains the pricing terms of the Term Assets, is derived solely from the description  thereof in the [Term Assets  Prospectus]
[Term  Assets  Offering  Document].  Such  information  does not  purport  to be complete and is qualified in its entirety by, and should be read in  conjunction with [(i) the Term  Assets  Prospectus,  and (ii) the Term  Assets  Registration
Statement,  of which the Term  Assets  Prospectus  is a part]  [the Term  Assets
Offering  Document].  No representation is made by the Trust, the Trustee or the
Company as to the accuracy or completeness  of the information  contained in the
[Term Assets Prospectus or the Term Assets Registration Statement.] [Term Assets
Offering  Document.  Copies  of the  Term  Assets  Offering  Document  shall  be furnished to prospective certificateholders by the Depositor upon request.]]

[The following is a description of the material terms of the Term Assets,  which has been taken solely from the Term Assets  Offering  Document.  The Term Assets
Offering  Document  will  not be made  available  to  certificateholders  by the
Trustee,  the  Depositor,  the  Underwriter or any of their  affiliates.  For an understanding of the material terms of the Term Assets,  certificateholders  may have to rely solely on the following  description  of the material  terms of the
Term Assets]

[Distributions The Term Assets Issuer will make distributions of [______] on the
Term Assets on [______], commencing [______], 200[_].]

[Maturity Date    [__________ __________]]

[Interest  Accrual  [Interest  will accrue on the Terms Assets at a rate of [__]
from  [______] to  [______]  and from  [______] to blank for the first  interest accrual period.]]

[Redemptions [Tem Assets shall be redeemable in whole and in part upon [______], with not less than [__] days and not more than [__] days notice at a  redemption price equal to [______]]]

[Puts  [Holders of the Term Assets (which  includes the Trustee)  shall have the option to sell  their  Terms  Assets to the Term  Assets  Issuer in whole [or in part]  upon  [______],  with not less than [__] days and not more than [__] days notice, at a price equal to [______].]]

[Events of Default] [Any one of the following  events  constitutes  an "Event of
Default" under the [__] (an "Event of Default") with respect to the Term Assets:

          (i) the  default  by the Term  Assets  Issuer  in the  payment  of any principal or interest when due under the [_____];

          (ii) the default in the  performance  of, or breach,  in any  material respect, of any covenant or warranty of the Term Assets Issuer contained in the [_] and such  default or breach  continues  uncured for a period of [_]
     days after there has been given written notice of such default or breach to the Term  Assets  Issuer by the  holders of at least [_]% of the  aggregate outstanding principal amount of the Term Assets; and

          (iii) the  occurrence  of certain  events of  bankruptcy or insolvency with respect to the [Term Assets Issuer] [others].]

Ratings

The Term Assets have been rated  "______"  by  ____________  . Any rating of the
Term Assets is not a recommendation  to purchase,  hold or sell such Term Assets or the  Securities,  and there can be no assurance that a rating will remain for any  given  period of time or that a rating  will not be  revised  or  withdrawn entirely by a rating  agency if in its judgment  circumstances  in the future so warrant.

Citigroup Global Markets Inc. and the Term Assets Issuer

From time to time, Citigroup Global Markets Inc. may be engaged by the Term
Assets Issuer as an underwriter or placement agent, in an advisory capacity or in other business arrangements.  In addition, Citigroup Global Markets
Inc. or another affiliate of the Company may make a market in other outstanding securities of the Term Assets Issuer.

                          DESCRIPTION OF THE SECURITIES

General

The Securities will be denominated and  distributions  with respect thereto will be payable in United States  Dollars,  which will be the  Specified  Currency as such term is  defined  in the  Prospectus.  The Notes will be secured by and the
Certificates represent in the aggregate the entire beneficial ownership interest in the Trust.  The property of the Trust will consist of (i) the Term Assets [or describe other payment  source],  (ii) all payments on or collections in respect of the Term Assets [or describe  other payment  source]  accrued on or after the
Closing Date, together with any proceeds thereof,  and (iii) all funds from time to time  deposited  with the  Trustee in  accounts  related  to the  Trust.  The property of the Trust will be held for the benefit of the  Certificateholders by the Trustee.  Certificateholders will receive payments on each Distribution Date as described herein. See "- Collections and Distributions."

The Notes represent the entire  indebtedness  of the Trust and the  Certificates represent [ ] classes of undivided  fractional  beneficial interests in specific assets of the Trust.  All  distributions to  Securityholders  shall be made only from the  property  of the Trust as  described  herein.  The  Securities  do not represent an interest in or obligation of the Company,  the Term Assets  Issuer, the Term Assets  Trustees,  the Trustee or Citigroup  Global Markets Inc. or any
affiliate thereof.

[The aggregate  Certificate Principal Balance of the Certificates will initially be  $____________ . The Certificate  Principal  Balance of any Certificate  will represent a pro rata portion of the then-current aggregate Certificate Principal
Balance of all outstanding Certificates.]

The [monthly] semiannual [or other] Fixed Payment payable on the Securities will be allocated  between  interest  and return of principal  according to the table attached  as  Appendix B hereto.  [Although  payments  on the  Certificates  are denominated  as principal and interest,  the  Certificates  generally  represent indirect beneficial ownership of solely the interest payments on the Term Assets
[or  describe  other  payment  source]  and will be paid  solely  from  interest payments on the Term Assets [or describe  other payment  source].  The Class [ ]
Certificateholders have no right to any portion of the principal payments on the
Term Assets [or describe other payment source].]

Form of the Securities

The Securities  will be delivered in registered  form.  [The  Securities will be issued,  maintained and  transferred  on the  book-entry  records of DTC and its
Participants in minimum denominations of $1,000 and integral multiples thereof.]

[The Notes and the  Certificates  will each  initially be  represented by one or more global certificates  registered in the name of the nominee of DTC (together with any  successor  clearing  agency  selected by the  Company,  the  "Clearing
Agency"),  except as provided  below;  the Company has been informed by DTC that
DTC's nominee will be Cede & Co. No Securityholder will be entitled to receive a note or certificate representing such Securityholder's  interest,  except as set
forth  below  under  "Definitive   Securities."   Unless  and  until  Definitive
Securities  (as  defined  below)  are  issued  under the  limited  circumstances described herein, all references to actions by  Certificateholders  with respect to any such  Securities  shall refer to actions  taken by DTC upon  instructions from its Participants. See "Definitive Securities" below and "Description of the
Securities-Global Securities" in the Prospectus.]

[Under the rules,  regulations and procedures creating and affecting DTC and its operations,  DTC will take action  permitted to be taken by a  Certificateholder under the Trust  Agreement only at the direction of one or more  Participants to whose DTC account such Securities are credited. Additionally, DTC will take such actions with respect to specified  Voting Rights (as defined herein) only at the direction  and on behalf  of  Participants  whose  holdings  of such  Securities evidence such specified  Voting Rights.  DTC may take  conflicting  actions with respect to Voting  Rights,  to the extent that  Participants  whose  holdings of
Securities evidence such Voting Rights authorize divergent action.]

Definitive Securities

Definitive  Securities will be issued to owners of Securities or their nominees, respectively,  rather  than to [DTC]  or its  nominee,  only if (i) the  Company advises  the  Trustee  in  writing  that  DTC is no  longer  willing  or able to discharge properly its  responsibilities  as Clearing Agency with respect to the
Securities and the Company is unable to locate a qualified successor or (ii) the
Company, at its option, elects to terminate the book-entry system through [DTC].

[Upon  the  occurrence  of any  event  described  in the  immediately  preceding
paragraph,   the  Trustee  is  required  to  notify  all   Participants  of  the
availability through DTC of Definitive Securities.  Upon surrender by DTC of the definitive  notes  or  certificates  representing  the  Notes  or  Certificates, respectively, and receipt of instructions for re-registration,  the Trustee will reissue  such  Securities  as  Definitive  Securities  issued in the  respective principal  amounts  owned  by the  individual  owners  of such  Securities,  and thereafter the Trustee will recognize the holders of such Definitive  Securities as Certificateholders under the Trust Agreement.]

[Listing on the [New York Stock Exchange][American Stock Exchange]]

The  Notes [ and the  Certificates]  have  been  authorized  for  listing,  upon official notice of issuance,  with [the [NYSE] [American Stock Exchange].  There can be no assurance  that the Notes [and the  Certificates],  once listed,  will continue to be eligible for trading on the [NYSE] [American Stock Exchange].

Interest Accrual

For each Distribution  Date,  interest shall accrue on the Securities during the period (the  "Interest  Accrual  Period")  commencing on and including the prior
Distribution  Date to, but excluding,  such  Distribution  Date, except that the initial Interest Accrual Period shall commence on ____________ .

Interest will accrue on each Certificate for each Interest Accrual Period ending on or prior to the Final  Distribution  Date at the Yield to Final  Distribution
Date (such accrued interest,  the "Periodic Interest").  Periodic Interest shall be payable  (together with principal on  Securities) on the  Distribution  Dates related to each applicable Interest Accrual Period.

See  "Description  of  the   Securities-Interest   on  the  Securities"  in  the
Prospectus.

Collections and Distributions

Distributions  by the Indenture  Trustee or Certificate  Trustee pursuant to the terms of the Notes or  Certificates  and the  Indenture or Trust  Agreement,  as
applicable,  shall be made,  subject to timely  receipt of  payments on the Term
Assets  [or  describe   other   payment   source]  and,  in  the  case  of  cash
distributions,  solely to the extent of funds held under the  Indenture or Trust
Agreement,   as  applicable  on  each   Distribution   Date  through  the  Final
Distribution Date, subject to the provisions discussed under "Description of the
Securities--Recovery on Term Assets Following Payment Default or Acceleration."

If a payment with respect to the Term Assets [or describe other payment  source]
is made to the  Trustee  after the  [____________]  Payment  Date on which  such payment was due, the Trustee will  distribute  any such amounts  received on the
Business Day following such receipt; provided, however, that the Record Date for such  distribution  shall be five days prior to such Business Day. No additional amounts will accrue on the Securities or be owed to  Securityholders  in respect of such distribution.

All amounts  received on or with respect to the Term Assets [or  describe  other payment source] shall be held uninvested by the Trustee.

On each Distribution Date, the Trustee will distribute Interest  Collections (as defined  below)  for such  Distribution  Date in the  Collection  Account to the
Certificateholders  for the  payment of Fixed  Payments,  but only to the extent that such  Interest  Collections  were accrued  prior to the Final  Distribution
Date.

"Interest  Collections"  means,  with  respect  to any  Distribution  Date,  all
payments   received  by  the  Trustee,   during  the  Collection  Period  ending
immediately prior to such  Distribution  Date, in respect of (i) interest on the
Term Assets [or describe  other  payment  source],  and (ii)  penalties or other amounts  required  to be paid  because of late  payments  on the Term Assets [or describe other payment source].  "Collection  Period" means each period from and including  the  preceding  Distribution  Date  (or,  in the  case  of the  first
Distribution  Date, from and including the Closing Date) up to and including the first Business Day preceding such Distribution Date.

Recovery on Term Assets [or describe other payment source] Following Payment
Default or Acceleration

If a Payment Default or an Acceleration  occurs,  the Trustee will promptly give notice to The Depository  Trust Company ("DTC") or, for any Securities which are not then held by DTC or any other depository, directly to the registered holders of the  Securities  thereof.  Such notice will set forth (i) the identity of the issuer of the Term Assets [or describe other payment source],  (ii) the date and nature of such Payment Default or Acceleration, (iii) the amount of the interest or principal in default,  (iv) the Securities affected by the Payment Default or
Acceleration,  and  (v)  any  other  information  which  the  Trustee  may  deem appropriate.

In the event of a Payment  Default,  the Trustee is required to proceed  against the Term Assets Issuer on behalf of the  Certificateholders  to enforce the Term
Assets [or describe other payment  source] or otherwise to protect the interests of the  Certificateholders,  subject  to the  receipt of  indemnity  in form and substance  satisfactory  to the  Trustee;  provided  that  holders  of  Notes or
Certificates  representing  a  majority  of the  voting  rights  on the Notes or
Certificates,  as applicable  will be entitled to direct the Trustee in any such proceeding  or direct the  Trustee to sell the Term  Assets [or  describe  other payment source],  subject to the Trustee's receipt of satisfactory indemnity. In the event of an Acceleration and a corresponding  payment on the Term Assets [or describe other payment source],  the Trustee will distribute the proceeds to the
Certificateholders  no  later  than two  Business  Days  after  the  receipt  of immediately available funds.

A "Payment Default" means a default in the payment of any amount due on the Term
Assets [or describe other payment source] after the same becomes due and payable
(and the  expiration  of any  applicable  grace  period on the Term  Assets  [or describe other payment source]). An "Acceleration" means the acceleration of the maturity  of the Term  Assets  [or  describe  other  payment  source]  after the occurrence of any default on the Term Assets [or describe other payment  source]
other than a Payment Default.

In the event that the Trustee receives money or other property in respect of the
Term Assets [or describe other payment  source] (other than a scheduled  payment on or with respect to an interest payment date) as a result of a Payment Default on the Term Assets [or describe other payment  source]  (including from the sale thereof),  the Trustee will promptly give notice as provided in the Indenture or
Trust Agreement to DTC, or for any Notes or Certificates which are not then held by DTC or any  other  depository,  directly  to the  registered  holders  of the
Securities then  outstanding and unpaid.  Such notice will state that, not later than 30 days after the receipt of such moneys or other  property  (including the
Term Assets),  the Trustee will allocate and distribute such moneys or liquidate such property and distribute the cash proceeds to the holders of Securities then outstanding and unpaid,  pro rata by principal amount (after deducting the costs incurred in connection  therewith and subject to the  provisions set forth under
"Description of the Trust Agreement -- The Certificate Trustee" herein).

Interest and  principal  payments on the Term Assets [or describe  other payment source] are payable solely by the Term Assets Issuer.

Credit Support

For the  benefit  solely of [the Class [] Notes]  [the  Class []  Certificates],
credit  support  will be obtained and will  constitute  part of the Trust to the extent provided below, in the form of a[n] [letter of credit] [insurance policy]
[reserve account] [subordination feature] as described below.

[Simultaneously with the Depositor's assignment of the Term Assets to the Trust, the  Depositor  will obtain a letter of credit (the  "Letter of Credit")  from a
letter  of  credit   issuer   in  favor  of  the   Trustee   on  behalf  of  the
Certificateholders.  The Letter of Credit will be  irrevocable  and will support the  [timely]  [ultimate]  remittance  of amounts  due with  respect to the Term
Assets.  The maximum amount that the Trustee may draw under the Letter of Credit will  initially  be equal to ____ . The  initial  amount of the Letter of Credit will be ___ . Thereafter, the amount of the Letter of Credit with respect to any
Distribution  Date  will  equal  the  lesser  of  (i)  ____%  of  the  aggregate
Certificate  Principal  Balance  outstanding on the preceding  Distribution Date
(after  giving  effect  to any  payment  of  principal  made on  such  preceding
Distribution  Date) but in any event not less than ____,  and (ii) the amount of the Letter of Credit on the preceding  Distribution Date, plus (a) reimbursement of certain  advances  under the Letter of Credit and (b) recoveries on defaulted
Term Assets describe other methods. The Letter of Credit expires on ______ . The
Trustee will be obligated, in the event of a drawing on the Letter of Credit, to pursue  appropriate  remedies against the Term Assets and other collateral,  and any realization thereon shall be paid to LOC Issuer to the extent of any amounts owing,  in the manner and priority  applicable to the Securities  that have been paid with proceeds of the Letter of Credit.]

[Add description of the LOC Issuer with respect to its debt ratings,  activities it engages in, regulatory authorities having jurisdiction over it and the nature
of  such  regulation,  a  narrative  description  of  its  assets,   liabilities
(including  deposits) and equity, and include an address for further information concerning the LOC Issuer. In addition,  to the extent that the Letter of Credit will  cover  payment  of 20% or more of the  aggregate  principal  amount of the
Securities  covered  thereby,  provide or  incorporate  by  reference  financial statements and other information with respect to the LOC Issuer.]

[Simultaneously with the Depositor's assignment of the Term Assets to the Trust, the Depositor will obtain the financial guaranty insurance policy (the "Policy")
from  [identify]  (the  "Insurer")  in favor of the  Trustee  on  behalf  of the
Certificateholders.  The Policy will guaranty  scheduled  payments of principal, premium (if any) and  interest  with  respect to the [Class [] Notes]  [Class []
Certificates]. The Policy expires on ____. The Trustee will be obligated, in the event of a drawing on the Policy,  to pursue  appropriate  remedies  against the
Term Assets and other collateral,  and any realization  thereon shall be paid to the  Insurer  to the extent of any  amounts  owing,  in the manner and  priority applicable to the Securities that have been paid with proceeds of the Policy.

[Add  language  regarding the issuer of the Policy with respect to its insurance strength  ratings,  activities  it engages  in,  regulatory  authorities  having jurisdiction over it and the nature of such regulation,  a narrative description of its assets,  liabilities  (including  deposits)  and  equity,  and include an address for further  information  concerning  the Insurer.  In addition,  to the extent  that the  Policy  will  cover  payment  of 20% or more of the  aggregate principal amount of the Securities  covered  thereby,  provide or incorporate by reference financial  statements and other information with respect to the issuer of the Policy.]

[The Depositor will establish for the benefit of the Trustee on the Closing Date
a  Reserve  Account   containing   [cash,   letters  of  credit  and  short-term
investments]  acceptable to the rating agency initially rating the Securities in the amount of ____ . Collections with respect to the Term Assets not distributed with  respect to the  Securities  shall be  deposited  in the  Reserve  Account.
Amounts so deposited in such Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the  Securities to the  extent  that  funds  are not  otherwise  available.  Immediately  after any
Distribution  Date,  amounts  in the  Reserve  Account  in excess  of  [indicate formula] may be paid to the Depositor.]

[The  subordination  described herein provided by the [Class [] Notes] [Class []
Certificates]  is  designed  to  protect  holders  of the  remaining  Classes of
Securities  from certain  losses and other  shortfalls  with respect to the Term
Assets. As a result, losses and other shortfalls with respect to the Term Assets will be borne by the remaining  Classes of Securities,  to the extent  described below,  only if such  losses and other  shortfalls  are not so  covered,  or the coverage in respect thereof has been exhausted.]

                         [DESCRIPTION OF SWAP AGREEMENT

As described in the Prospectus,  the Trust will enter into a Swap Agreement with
[specify Swap  Counterparty] in the form of a master agreement  published by the
International Swaps and Derivatives Association, Inc. [in 1992].

[The Swap Agreement will document an interest rate swap transaction  between the
Trust and the Swap  Counterparty  under  which  the  Trust  will pay to the Swap
Counterparty  the [fixed  rate]  [floating  rate]  coupon  payments  received in respect of the [Notes]  [Certificates]  and receive  from the Swap  Counterparty
[floating  rate]  [fixed  rate]  payments.  The swap  transaction  will have the effect, subject to performance by the Swap Counterparty of its obligations under the Swap Agreement, of converting the coupon otherwise applicable to the [Notes]
[Certificates]  into the effective coupon the Trust will distribute with respect to the [Notes] [Certificates].]

[The Swap Agreement will document a cross-currency  swap transaction between the
Trust and the Swap  Counterparty  under  which  the  Trust  will pay to the Swap
Counterparty the [fixed rate] [floating rate] [foreign currency] [dollar] coupon and principal payments received in respect of specified [Notes]  [Certificates], and will  receive  from the  Swap  Counterparty  [floating  rate]  [fixed  rate]
[dollar]  [foreign  currency]  payments.  The transaction  will have the effect, subject to performance by the Swap  Counterparty  of its  obligations  under the
Swap  Agreement,   of  converting  the  interest  rate  and  currency  otherwise applicable to payment of interest and principal under the [Notes] [Certificates]
into the interest  rate and currency in which the Trust will make  distributions with respect to the [Notes] [Certificates].]

[The Swap  Agreement  will  document  a total  rate of return  swap  transaction between  the Trust and the Swap  Counterparty  under which the Trust will pay to the Swap Counterparty  coupon and principal  payments received in respect of the
[Notes]  [Certificates]  during the relevant  period,  and will receive from the
Swap Counterparty [interest] [principal] payments based on the increase in value of  the  index  during  the  relevant  period  or  make  payments  to  the  Swap
Counterparty  based on the  decrease in value of the index  during the  relevant period.  The Trust will not be required to make payments under the total rate of return swap  transaction if such payments would cause a loss of principal to the
[Notes]  [Certificates].  The  transaction  will  have the  effect,  subject  to performance  by  the  Swap  Counterparty  of  its  obligations  under  the  Swap
Agreement,  of converting the return on the [Notes] [Certificates] to the return based on the  performance  of the index  that the Trust will  distribute  on the
[Notes] [Certificates].]

[The Swap  Agreement will document an option  transaction  between the Trust and the Swap  Counterparty  under which the Trust will  [purchase a put option from]
[grant a call  option to] the Swap  Counterparty  with  respect  to the  [Notes]
[Certificates]  or other Term  Assets,  and the Trust will make a payment to the
Swap  Counterparty of ____, and the Swap Counterparty will make a payment to the
Trust  of  ____ .  [The  call  option  will  effectively  reserve  to  the  Swap
Counterparty  the right to realize all or a portion of the gain from an increase in the market value of the specified  Term Assets at or prior to the maturity of the [Notes]  [Certificates]  or to effect a conversion of the Certificates  into the right to receive  another  security.] [The put option will entitle the Trust to put to the Swap  Counterparty  the  [Notes]  [Certificates]  at par,  thereby protecting  the Trust from a decline in the market value of the related  [Notes]
[Certificates]  in  circumstances  where  the  [Notes]   [Certificates]  may  be
outstanding on the Final Scheduled Distribution Date with respect to the [Notes]
[Certificates].]  [The [Indenture]  [Trust Agreement will provide that the Trust will automatically  exercise the put option,  unless otherwise instructed by the
[Noteholders]   [Certificateholders],   if  the  market  value  of  the  [Notes]
[Certificates]  on the  exercise  date for the put  option  is less than the par value of such [Notes] [Certificates].]]

[The Swap Agreement  documents a credit swap transaction,  under which the Trust will receive payments from the Swap Counterparty of ____ % per annum on payments dates which occur on each Interest Payment Date for the [Notes]  [Certificates].
In  exchange,  the Trust will agree to exchange the [Notes]  [Certificates]  for specify deliverable  obligations of specify entity (the "Reference Entity") upon the  occurrence of one or more defined  Credit Events (as described  below) with respect to specify entity. Effectively,  the credit swap transaction will expose the Trust to the credit risks associated with holding the deliverable obligation directly.]

[The notional  amount of the [interest rate]  [currency]  [total rate of return]
[credit] swap  transaction will be equivalent to the principal amount of [Notes]
[Certificates].  Payment  dates  and  payment  accrual  periods  under  the Swap
Agreement will match the Distribution  Dates and Interest Periods on the [Notes]
[Certificates].  The [floating rate] [index value] applicable to payments during each period under the Swap  Agreement  will be  established  by the  Calculation
Agent on each payment date based on the value of [the [floating  rate] as of the
__ day prior to the first day of the  Interest  Period] [the index as of the ___
day prior to the last day of the Interest  Period.] The value of [floating rate]
[index]  will be  determined  by  reference to the [screen] or in the event such
[screen]  [rate] [value] is  unavailable by reference to quotations  from market makers obtained by the Calculation Agent.]

                       DESCRIPTION OF THE TRUST AGREEMENT

General

The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the  Registration  Statement of which this  Prospectus
Supplement and the Prospectus form a part. A Current Report on Form 8-K relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Company with the Commission  following the issuance and sale of the
Certificates.  The assets of the Trust  created under the Trust  Agreement  will consist of (i) the Term Assets [or  describe  other  payment  source],  (ii) all payments  on or  collections  in respect of the Term Assets [or  describe  other payment source] accrued on or after the Closing Date, together with any proceeds thereof,  and (iii) all funds from time to time  deposited  with the  Trustee in accounts related to the Trust. Reference is made to the Prospectus for important information in addition to that set forth herein  regarding the Trust, the terms and  conditions  of the Trust  Agreement  and the  Certificates.  The  following summaries  of certain  provisions  of the Trust  Agreement  do not purport to be complete  and are subject to the  detailed  provisions  contained in the form of
Trust  Agreement,  to which  reference is hereby made for a full  description of such provisions, including the definition of certain terms used herein.

The Certificate Trustee

__________________,  will act as  trustee  for the  Certificates  and the  Trust
pursuant  to  the  Trust  Agreement.   The  Trustee's  offices  are  located  at
__________________ and its telephone number is __________________.

The Trust  Agreement  will provide that the Trustee and any  director,  officer, employee or agent  thereof will be  indemnified  by the Trust and held  harmless against any loss,  liability or expense  incurred in  connection  with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement,  other than any loss,  liability or expense (i) that  constitutes  a specific  liability of the Trustee under the
Trust Agreement or (ii) incurred by reason of willful misfeasance,  bad faith or negligence in the performance of the Trustee's  duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Pursuant to the Trust  Agreement,  as  compensation  for the  performance of its duties under such agreement, the Trustee shall be entitled to payment of trustee fees and  reimbursement  of  expenses  by the  Company  pursuant  to a  separate agreement with the Company,  but shall not have any claim against the Trust with respect thereto.

Event of Default

There are no events of default  with respect to the  Certificates.  If a Payment
Default or Acceleration occurs (or other default with respect to the Term Assets
[or  describe  other  payment  source]  occurs),  the Trustee  will act upon the instruction of  Certificateholders to recover amounts due on the Term Assets [or describe  other payment  source] and  distribute the proceeds from such recovery
(after   deducting  the  costs   incurred  in   connection   therewith)  to  the
Certificateholders.  See "Description of the Securities--Recovery on Term Assets
[or describe other payment source]  Following  Payment Default or  Acceleration"
herein.

Voting Rights

Certificateholders  will have 100% of the total Voting Rights. All Voting Rights with respect to the Certificates will be allocated among all  Certificateholders
in  proportion  to  the  respective   Certificate   Principal  Balances  of  the
then-outstanding  Certificates  held by such  Certificateholders  on any date of determination.

The  required  percentage  of  Voting  Rights  of  those  Certificates  that are materially  adversely  affected by any  modification  or  amendment of the Trust
Agreement necessary to consent to such modification or amendment shall be ____%.

Voting of Term Assets

The Trustee,  as holder of the Term Assets [or describe  other payment  source], has the right to vote and give  consents  and  waivers  in  respect of such Term
Assets [or describe other payment  source] as permitted by the  depositary  with respect thereto and except as otherwise  limited by the Trust Agreement.  In the event that the Trustee  receives a request  from the Term Assets  Issuer for its consent  to any  amendment,  modification  or waiver  of the Term  Assets or any document  relating  thereto,  or receives any other  solicitation for any action with  respect  to the Term  Assets,  the  Trustee  shall  mail a notice  of such
proposed   amendment,    modification,    waiver   or   solicitation   to   each
Certificateholder  of  record  as  of  such  date.  The  Trustee  shall  request instructions from the  Certificateholders  as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall  consent  or vote,  or refrain  from  consenting  or  voting,  in the same proportion  (based  on  the  relative  Certificate  Principal  Balances  of  the
Certificates)  as the Certificates of the Trust were actually voted or not voted by the  Certificateholders  thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required;  provided, however, that, notwithstanding  anything to the contrary stated herein, the Trustee shall at no time vote in favor of or consent to any matter (i) which  would defer the timing or reduce the amount of any then presently  scheduled payment on the Term Assets
[or describe other payment source], including,  without limitation, the deferral or  elimination of any then existing  right of  Certificateholders  to demand to accelerate  the Term Assets  following  a default  thereon  [or  describe  other payment  source] or (ii) which would result in the exchange or  substitution  of any Term Asset [or describe  other  payment  source]  pursuant to a plan for the refunding or refinancing of such Term Asset [or describe other payment  source], except in each case with the  unanimous  consent of the  Certificateholders  and subject  to the  requirement  that such vote or consent  would not,  based on an opinion of counsel,  materially  increase  the risk that the Trust would fail to qualify as a grantor trust for federal  income tax  purposes.  The Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return,  directions  requested  by the Trustee from the
Certificateholders.

[Evidence as to Compliance]

[Annual  independent  audits  of the  Trust  will  not be  required.  The  Trust
Agreement  [will][will not] provide that within four months following the end of an Accounting  Period, a firm of independent  public  accountants will furnish a report to the Depositor,  the Rating Agencies and the Trustee to the effect that
such  firm  has  examined   certain   documents  and  records  relating  to  the
administration  of the Term Assets [or describe other payment source] during the related Accounting Period and performed  accounting and auditing  procedures set forth in the Trust  Agreement which should enable the recipients of such reports to determine  whether such  administration  was conducted in compliance with the terms of the Trust  Agreement.  Such report will identify any  exceptions  found during the examination.  "Accounting  Period" will mean each twelve-month period ending on the 30th day of June (commencing  with the twelve-month  period ending
June 30, ). The Company  reserves  the right to change the timing of  Accounting
Periods, but no Accounting Period may exceed 12 months.]

Termination of the Trust

The Trust shall  terminate upon (i) the payment in full of amounts due and owing on the Certificates,  [(ii) the [distribution in  kind][liquidation] of the Term
Assets to the  Certificateholders  after a Payment  Default  or an  Acceleration thereof [or the failure of the issuer of the Term Assets to file  reports  under the  Securities  and  Exchange  Act of  1934]  or  (iii)  the  [distribution  in kind][liquidation]  of the Term  Assets upon the tender by an  affiliate  of the
Depositor of 100% of each of the  then-outstanding  Certificates in exchange for
100% of the Term Assets.] See  "Description of the Trust  Agreement-Termination"
in the Prospectus.

                            DESCRIPTION OF INDENTURE

[Describe material provisions of Indenture not described in Prospectus, if any.]

[____________],  a [____________] will act as trustee pursuant to the Indenture.
The Indenture  Trustee's offices are located at [____________] and its telephone number is [____________].

                         FEDERAL INCOME TAX CONSEQUENCES

Scope of Opinion

In the opinion of Orrick,  Herrington & Sutcliffe LLP, Special Tax Counsel,  (i)
the Notes should be treated as indebtedness for federal income purposes and (ii)
without regard to whether the Notes are characterized as indebtedness, the Trust will be  characterized as a grantor trust or as a partnership for federal income tax  purposes  and will not be  characterized  as an  association  taxable  as a corporation (or publicly traded partnership treated as an association).

General

Each  Securityholder  is required to treat the Notes as  indebtedness.  Further, although such  treatment is not certain,  the Trustee  intends for tax reporting purposes  to treat  the  Trust  as a  grantor  trust.  For a  discussion  of the consequences  of  recharacterization  of the Trust as a partnership  for federal income  tax  purposes,  see  "--Possible  Recharacterization  of the  Trust as a
Partnership" in "Federal Income Tax Considerations" in the Prospectus.

[INSERT DISCUSSION OF TAX CHARACTERIZATION OF TERM ASSETS AS APPROPRIATE]

Prospective  investors should be aware that expenses of the Trust may be subject to limitations on deductibility,  which may depend on each particular investor's circumstances,  but, in general, are particularly significant for investors that are not corporations.

Income on  Certificates  is likely to be subject to tax in whole or  significant part in the hands of pension  plans,  individual  retirement  accounts and other tax-exempt investors.

Payments  made  on a Note  to a  person  that  is not a U.S.  Person  and has no connection  with the United States other than holding its Note generally will be made free of United States federal withholding tax, provided that (i) the holder is not related  (directly or indirectly) to the obligor,  guarantor,  if any, or sponsor of the Term Assets,  the Depositor,  the holder of any Certificate,  the holder of any Call Warrant or the counterparty on any notion principal  contract or other  derivative  contract of which the Trust is a party and (ii) the holder complies with certain  identification and certification  requirements imposed by the IRS.

Certificates  are not a suitable  investment  for any person  that is not a U.S.
Person and will not be permitted to be transferred to any such person.

See "Federal Income Tax Considerations" in the Prospectus.

                              ERISA CONSIDERATIONS

The Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  and
Section 4975 of the Code impose certain  requirements on (a) an employee benefit plan (as  defined in Section  3(3) of ERISA),  (b) a plan  described  in Section
4975(e)(1) of the Code,  including an individual  retirement  account ("IRA") or
Keogh plan,  or (c) any entity whose  underlying  assets  include plan assets by reason of a plan's investment in the entity (each, a "Plan").

ERISA and Section 4975 of the Code prohibit certain  transactions  involving the assets of a Plan and persons who have specified relationships to the Plan, i.e.,
"parties  in  interest"  within the meaning of ERISA or  "disqualified  persons"
within the meaning of the Code  (collectively,  "Parties in Interest").  Thus, a
Plan  fiduciary  considering  an investment in the  Securities  should  consider whether  such  an  investment  might  constitute  or give  rise to a  prohibited transaction under ERISA or Section 4975 of the Code. The Term Assets Issuer, the
Underwriter, the Owner Trustee and their respective affiliates may be Parties in
Interest with respect to any Plans.

If an  investment  in a  Security  by a Plan were to result in the assets of the
Trust being deemed to constitute "plan assets" of such Plan,  certain aspects of such investment,  including the operations of the Trust and the deemed extension of credit  between the Term Assets  Issuer and the holder of the  Security (as a result of the Term Assets being deemed to be plan assets), as well as subsequent transactions  involving the Trust or its assets,  might  constitute or result in prohibited  transactions under Section 406 of ERISA and Section 4975 of the Code unless exemptive  relief were available under an applicable  exemption issued by the United States  Department  of Labor (the "DOL").  Neither ERISA nor the Code
defines the term "plan assets." Under Section  2510.3-101 of the DOL regulations
(the  "Regulation"),  a Plan's assets may include the assets of an entity if the
Plan acquires an "equity  interest" in such entity  unless an exception  applies under the Regulation.

The Regulation  defines the term "equity  interest" as any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and  which  has no  "substantial  equity  features."  [Although  there is no authority  directly on point, the Notes should be treated as indebtedness  under applicable local law and should not be treated as having any substantial  equity features.] The Regulation states that a beneficial  interest in a trust (such as a Certificate)  is an equity  interest.  Thus, if a Plan acquires a Certificate, for certain purposes (including the prohibited transaction provisions of Section
406 of ERISA and Section 4975 of the Code),  the Plan would be considered to own an  undivided  interest  in the  underlying  assets  of the  Trust  unless  such
Certificate is a "publicly-offered  security" or another exception applies under the Regulation.

[The  Underwriter  expects that the  Certificates  will satisfy the criteria for
treatment   as   publicly-offered    securities   under   the   Regulation.]   A
publicly-offered  security is a security that is (i) freely  transferable,  (ii)
part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering,  and
(iii) either is (A) part of a class of securities registered under Section 12(b)
or 12(g) of the Exchange  Act, or (B) sold to the Plan as part of an offering of securities to the public pursuant to an effective  registration  statement under the  Securities Act and the class of securities of which such security is a part is registered  under the Exchange Act within 120 days (or such later time as may be allowed  by the  Commission)  after the end of the fiscal  year of the issuer during  which the  offering  of such  securities  to the public  occurred.  [The
Underwriter  will  verify  that there will be at least 100  separate  purchasers
(whom the  Underwriter  has no  reason to  believe  are not  independent  of the
Company or of one another) at the conclusion of the initial  offering.  There is
no   assurance   that  the  100   independent   investor   requirement   of  the
"public-offered security" exception will, in fact, be satisfied.]

Without regard to whether the Securities are treated as equity  interests in the
Trust,  exemptive  relief  from the  prohibited  transaction  rules of ERISA and
Section  4975 of the Code  could be  available  if a  Security  is  acquired  in accordance  with  one or  more  class  exemptions  issued  by the  DOL,  such as
Prohibited  Transaction  Class  Exemption  ("PTCE")  96-23 (the  in-house  asset
manager   exemption),   PTCE  95-60  (the  insurance   company  general  account
exemption),  PTCE 91-38 (the bank collective  investment fund  exemption),  PTCE
90-1 (the insurance company pooled separate account exemption),  PTCE 84-14 (the qualified  professional asset manager exemption) or PTCE 75-1 (the broker-dealer exemption).  There is no assurance that any of these exemptions,  even if all of the conditions  specified therein are satisfied,  will apply to all transactions involving the acquisition of the Security and the operation of the Trust.

Each  purchaser of a [Security]  [Note]  [Certificate]  and each  fiduciary  who causes any entity to purchase a [Security] [Note]  [Certificate]  will be deemed to have  represented  and warranted  that either (i) it is neither a Plan nor an entity the assets of which are deemed to be "plan  assets" or (ii) its  purchase and holding of such  [Security]  [Note]  [Certificate]  will not  constitute  or result in a non-exempt prohibited transaction.  In this regard, prospective Plan investors as to which the Term Assets  Issuer,  the  Underwriter or any of their affiliates may be a Party in Interest should consider whether adequate exemptive relief is available under any of the class exemptions mentioned above.

Nothing herein shall be construed as a representation  that an investment in the
Securities  meet any or all of the relevant legal  requirements  with respect to investments by, or is appropriate  for, Plans generally or any particular  Plan.
Any Plan or any other entity the assets of which are deemed to be "plan assets,"
such as an insurance company investing assets of its general account,  proposing to acquire Securities should consult with its counsel.

                             METHOD OF DISTRIBUTION

Subject to the terms and  conditions  set forth in the  Underwriting  Agreement, dated as of [ ], 200[ ] (the "Underwriting  Agreement"),  the Company has agreed to sell and Citigroup  Global Markets Inc. (an affiliate of the Company [and the
Term Assets Issuer])] [each of the Underwriters named below, including Citigroup
Global Markets Inc. (an affiliate of the Company [and the Term Assets  Issuer])]
(the  "Underwriter[s]")[,] has [severally] agreed to purchase, the Notes and the
[Certificates]  [principal  amount of each class of Certificates set forth below opposite its name].

                                          Class [_]     Class [_]    Class [_]
                            Notes [_]   Certificates  Certificates  Certificates
                            ---------   ------------  ------------  ------------
Citigroup................ $             $             $             $

         Total...........

[Citigroup  Global  Markets Inc.  has] [The several  Underwriters  have] agreed, subject to the terms and conditions set forth in the Underwriting  Agreement, to purchase all Certificates and Notes offered hereby if any of such Securities are purchased.  [In the  event  of  default  by any  Underwriter,  the  Underwriting
Agreement provides that, in certain  circumstances,  the purchase commitments of non-defaulting  Underwriters may be increased or the Underwriting  Agreement may be terminated.]

The Company has been  advised by the  Underwriter  that it proposes to offer the
Certificates  from  time to time in  negotiated  transactions  or  otherwise  at varying prices to be determined at the time of sale. Any profit on the resale of
Certificates by the Underwriter will constitute underwriting  compensation under the Securities Act.

The  Underwriting  Agreement  provides  that  the  Company  will  indemnify  the
Underwriter against certain civil liabilities,  including  liabilities under the
Securities  Act, or will  contribute to payments the Underwriter may be required to make in respect thereof.

Citigroup  Global  Markets  Inc. is an  affiliate  of the Company  [and the Term
Assets Issuer],  and the  participation  by Citigroup Global Markets Inc. in the offering  of the  Securities  complies  with  Schedule  E of the  By-Laws of the
National  Association  of  Securities  Dealers,   Inc.  regarding   underwriting
securities of an affiliate.

                                 [MARKET MAKING

This Prospectus  Supplement and the  accompanying  Prospectus may be used by the
Underwriter[s]  in connection with offers and sales of the Certificates  offered by this Prospectus  Supplement in  market-making  transactions,  including block positioning and block trades,  at negotiated prices related to prevailing market prices at the time of sale.  [An][The]  Underwriter[s]  may act as  principal or agent in such transactions.  If this Prospectus  Supplement and the accompanying
Prospectus  are  used  by  an  Underwriter  in  connection  with   market-making
transactions,  the  Underwriter  may also be required to include a market-making prospectus relating to the Term Assets.]

                                     RATINGS

It is a condition  to the  issuance of the  Certificates  and the Notes that the
Certificates be rated not lower than [specify ratings  applicable to each class]
and the Notes be rated not lower than [specify ratings applicable to each class]
by [ ].

The ratings address the likelihood of the receipt by Securityholders of payments required under the Indenture or Trust  Agreement,  as applicable,  and are based primarily on the credit quality of the Term Assets.

A security  rating is not a  recommendation  to buy, sell or hold securities and may be subject to revision or  withdrawal  at any time by the  assigning  Rating
Agency.  Each  security  rating should be evaluated  independently  of any other security rating.

The Company has not  requested a rating on the  Securities  by any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the  Securities,  or, if it does,  what rating would be assigned by any such other rating agency. A rating on the Securities by another  rating  agency,  if  assigned  at all,  may be lower  than the  ratings assigned to the Securities by the Rating Agencies.

                                 LEGAL OPINIONS

Certain legal  matters  relating to the  Securities  will be passed upon for the
Company and for the Underwriter by Orrick, Herrington & Sutcliffe LLP, New York,
New York.

                                 INDEX OF TERMS

$  2
Acceleration.......................................16
Accounting Period..............................21, 22
Administration Agreement...........................49
Administration Fee..................................9
Administrative Agent Termination Events........44, 53
Administrator......................................49
AID................................................28
Base Rate......................................15, 16
Bearer Certificates................................12
Bearer Securities..................................12
Business Day...................................14, 15
Calculation Agent..............................16, 17
Calculation Date.......18, 19, 20, 22, 18, 19, 20, 22
CD Rate............................................18
CD Rate Determination Date.........................18
CD Reference Rate Certificate......................16
CD Reference Rate Security.........................16
Cede................................................2
Certificate........................................11
Certificate Account................................38
Certificate of Non-U.S. Beneficial Ownership...50, 59
Certificate Trustee................................10
Certificateholder...................................7
Certificateholders..................................2
Certificates........................................1
Clearing Agency................................13, 14
Clearstream....................................50, 59
Code...........................................53, 62
Collection Period..............................15, 16
Commercial Paper Rate..............................18
Commercial Paper Rate Determination Date.......18, 19
Commercial Paper Reference Rate Certificate........16
Commercial Paper Reference Rate Security...........16
Commission...............................11, 1, 11, 1
Company.............................................7
Components.........................................61
Composite Quotations...............................16
Concentrated Term Assets...........27, 28, 27, 28, 29
Corporate Trust Office.............................47
Coupons............................................12
Credit Support Instruments.....................40, 49
Cut-off Date...................................39, 48
Day of Valuation...................................61
Definitive Certificate.............................25
Definitive Security................................25
Depositary.....................................24, 25
Deposited Asset Provider.......................39, 48
Deposited Assets.........................3, 36, 3, 36
Depositor..........................................10
Determination Date.................................13
Distribution Date...................................2
DOL............................................23, 24
dollar..............................................2
DTC............................................15, 16
ERISA..........................................22, 23
Euroclear......................................50, 59
Event of Default...................................12
Exchange............................................9
Exchange Act.................................1, 10, 1
Exchange Rate Agent................................13
Exchangeable Series............................22, 23
Fannie Mae.........................................28
Federal Funds Rate.................................19
Federal Funds Rate Determination Date..............19
Federal Funds Reference Rate Certificate...........16
Federal Funds Reference Rate Security..............16
FFCB...............................................28
FHLB...............................................28
Final Scheduled Distribution Date...................2
Final Scheduled Payment Date........................3
Fiscal Agent...........................32, 33, 32, 34

GSE Issuer.....................................28, 29
H.15(519)..........................................16
Indenture.......................................10, 8
Indenture Trustee..................................10
Index Maturity.....................................16
Index-Linked Securities.............................6
Initial Certificate Principal Balance...............1
Initial Notes Principal Balance.....................1
Insurer............................................17
Interest Accrual Period........................14, 15
Interest Collections...........................15, 16
Interest Rate.......................................2
Interest Reset Date......................2, 16, 2, 17
Interest Reset Period..........................16, 17
IRA............................................22, 23
IRS......................................4, 53, 4, 62
Issuer.............................................40
Letter of Credit.......................16, 37, 17, 37
Letter of Credit Bank..............................37
LIBOR Determination Date...........................20
LIBOR Reference Rate Certificate...................16
LIBOR Reference Rate Security......................16
London Banking Day.............................14, 15

Nonrecoverable Advance.........................43, 51
Note Interest Rate..............................2, 12
Notes...............................................1
Notional Amount....................................15
Offering Agent......................................2
OID............................................22, 54
Optional Exchange Date.............................23
Original Issue Date................................11
outstanding debt securities........................31
participants.......................................25
Parties in Interest................................23
Pass-through Rate...................................2
Pass-Through Rate..............................11, 12
Payment Date........................................2
Payment Default....................................16
Periodic Interest..............................14, 15
Plan...........................................22, 23
Policy.............................................17
Prospectus Supplement...............................1
PTCE...........................................23, 24
Purchase Price.................................49, 58
Rating Agency.......................................4
Realized Losses....................................22
REFCORP............................................28
Reference Entity...................................19
Registered Certificates............................13
Registered Securities..............................13
Registration Statement..............................1
Regulation.....................................23, 24
Related Proceeds...............................43, 51
Required Percentage............................44, 53
Reserve Account................................37, 38

Secured Term Assets............................31, 32
Securities..........................................1
Securities Act...........................11, 1, 11, 1
Security...........................................11
Securityholders.....................................1
Senior Term Assets.................................31
Series..............................................1
Special Tax Counsel............................52, 61
Specified Currency..................................1
Spread.........................................15, 16
Spread Multiplier..............................15, 16
Strip Certificates.................................12
Strip Securities...................................12
Stripped Interest..................................15
Sub-Administration Agreement.......................40
Sub-Administrative Agent...........................40
Subordinated Term Assets...........................31
Surety.............................................37
Surety Bond........................................37
Term Asset Events of Default...31, 33, 34, 31, 33, 35
Term Assets............1, 3, 27, 28, 1, 3, 27, 28, 29
Term Assets Currency...............................35
Term Assets Indenture..........................29, 30
Term Assets Interest Accrual Periods...............35
Term Assets Issuer.......................7, 28, 7, 28
Term Assets Issuers................27, 28, 27, 28, 29
Term Assets Offering Document..27, 28, 29, 27, 28, 29

Term Assets Registration Statement.............10, 11
Treasury bills.....................................21
Treasury Rate Determination Date...............21, 22

Trust.....................................9, 2, 10, 2
Trust Agreement..............................9, 10, 9
Trust Indenture Act.........................9, 29, 30
Trustee's Fee.......................................9
TVA................................................28
U.S. dollars........................................2
U.S. Person....................................50, 59
U.S.$...............................................2
UBTI...............................................65
Underwriter[s].................................24, 25
Underwriting Agreement.........................23, 25
United States..................................50, 59
USD.................................................2
Variable Pass-Through Rate.....................11, 12
Voting Rights..............................44, 40, 53

                                   APPENDIX A

                          IDENTIFICATION OF TERM ASSETS

   Terms of Term Assets
--------------------------------------------------------------------------------
Term Assets Issuer:

Term Assets:

Dated:

Original Principal
Maturity Date:

Original Par Value Amount
Issued:

CUSIP Number:

Stated Interest Rate:

Interest Payment Dates:

Mode of Payment of Term
Assets:

Par Value Amount of Term
Assets Deposited Under
Trust Agreement:

The Term Assets will be held by the  Trustee for the Owners of  Certificates  as book-entry credits to an account of the Trustee at [DTC].

Available Information

The Term  Assets  Issuer  is  subject  to the  information  requirements  of the
Securities  Exchange Act of 1934 and in accordance  therewith  files reports and other  information  with the  Commission.  Such reports,  proxy and  information statements  and  other  information  filed by the Term  Assets  Issuer  with the
Commission  can be  inspected  and  copied at the  public  reference  facilities maintained by the Commission at 450 Fifth Street, N.W., Washington,  D.C. 20549.
Copies of such material can be obtained from the Public Reference Section of the
Commission at 450 Fifth Street,  N.W.,  Washington,  D.C.  20549,  at prescribed rates.  The  Commission  maintains a Web site at  http://www.sec.gov  containing reports,  proxy statements and other information regarding registrants that file electronically  with the Commission.  [In addition,  certain material  described above and other information will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.]

No  dealer,  salesman  or any  other  person  has  been  authorized  to give any information or to make any  representations  other than those  contained in this
Prospectus  Supplement or the  Prospectus  in connection  with the offer made by this  Prospectus  Supplement  and the  Prospectus,  and, if given or made,  such information or representations must not be relied upon as having been authorized by the  Underwriter.  This  Prospectus  Supplement  and  the  Prospectus  do not
constitute an offer or solicitation by anyone in any  jurisdiction in which such offer or solicitation is not authorized or in which the person making such offer or  solicitation  is not  authorized or in which the person making such offer or solicitation  is not  qualified  to do so or to anyone to whom it is unlawful to make  such  offer or  solicitation.  Neither  the  delivery  of this  Prospectus
Supplement  or the  accompanying  Prospectus,  nor any sale made  hereunder  and thereunder,  shall,  under any  circumstances,  create any implication  that the information contained herein and in the accompanying Prospectus is correct as of any time subsequent to the date hereof;  however,  if any material change occurs while this Prospectus  Supplement or the accompanying  Prospectus is required by law to be delivered,  this Prospectus Supplement or the accompanying  Prospectus will be amended or supplemented accordingly.

================================================================================

                                        $

                            STRUCTURED PRODUCTS CORP.

             ======================================================

                                   PROSPECTUS
                                   SUPPLEMENT

                           Dated [______] [__], 200__

Until [date], all dealers that effect transactions in these securities,  whether or not participating in this offering,  may be required to deliver a prospectus.
This is in addition to the  dealers'  obligation  to deliver a  prospectus  when
acting  as  underwriters  and  with  respect  to  their  unsold   allotments  or
subscriptions.

================================================================================

              SUBJECT TO COMPLETION, DATED [______] [__], 200[__].
Prospectus
Notes
Trust Certificates
(Issuable in Series)

Structured Products Corp.
Depositor

The notes and trust  certificates  offered  hereby  and by  supplements  to this
Prospectus will be offered from time to time in one or more series and in one or more classes within each such series.  Notes and certificates of each respective series and class will be offered on terms to be  determined  at the time of sale as described in the related prospectus  supplement  accompanying the delivery of this Prospectus.  Notes or certificates may be sold for United States dollars or for one or more foreign or composite currencies,  and the principal of, premium, if any, and any interest to be  distributed  in respect of  certificates  may be payable  in  United  States  dollars  or in one or  more  foreign  or  composite currencies.  Each series and class of notes or  certificates  may be issuable as individual  securities in registered form without coupons or in bearer form with or without coupons attached or as one or more global securities in registered or bearer form.

Each  series of notes will be secured by and each  series of  certificates  will
represent  in  the  aggregate  the  entire  beneficial   ownership  interest  in
securities,  issued by one or more  issuers,  together with certain other assets described  herein and in the related  prospectus  supplement,  to be (i) sold by
Structured  Products Corp. to a business trust,  owner trust,  limited liability
company,   partnership  or  other  special  purpose,  bankruptcy  remote  entity established by Structured  Products Corp., and pledged to the indenture  trustee named in the related prospectus supplement for the benefit of the holders of the notes of such series  pursuant to an indenture and a related  series  supplement with respect to a given  series or (ii)  deposited in a trust for the benefit of holders of certificates of such series by Structured  Products Corp. pursuant to a trust agreement and a series supplement thereto with respect to a given series among the Company, as depositor or transferor, the administrative agent, if any, and the trustee named in the supplement  related to this  Prospectus.  Each term asset or term  assets,  in the case of debt  securities  with a common  obligor, which  represent  ten percent of the total term  assets in the trust  consist of
[SELECT  ONE OF THE  BRACKETED  SECTIONS][Alternative  1: a  fixed  income  debt security  or asset  backed  security  or pool of such debt  securities  or asset
backed   securities  issued  or  by  their  terms  guaranteed  by  one  or  more corporations,  banking  organizations,  insurance  companies or special  purpose vehicles (including trusts,  limited liability companies,  partnerships or other special  purpose  entities),  organized  under the laws of the United  States of
America or any state, which are subject to the informational requirements of the
Securities  Exchange Act of 1934 and which in accordance  therewith file reports and other information with the Securities and Exchange Commission]  [Alternative
2: a fixed  income debt  security or pool of such debt  securities  issued or by their terms  guaranteed by one or more foreign  private issuers (as such term is defined in Rule 405 of the Securities Act of 1933) subject to the  informational requirements  of the  Securities  Exchange  Act of 1934 and which in  accordance therewith  file reports and other  information  with the Securities and Exchange
Commission]  [Alternative  3: a fixed income debt  security or pool of such debt securities  which  represent  obligations of the United States of America or any agency  thereof for the payment of which the full faith and credit of the United
States  of  America  is  pledged  or  a  United  States  governmental  sponsored organization  created  pursuant to a federal  statute]  [Alternative  4: a fixed income debt security or pool of such debt securities which represent obligations issued  or  by  their  terms  guaranteed  by  a  foreign  government,  political subdivision  or agency  or  instrumentality  thereof].  If so  specified  in the related prospectus  supplement,  the trust for a series of notes or certificates may also include,  or the  noteholders  or  certificateholders  of such notes or certificates,  respectively,  may  have  the  benefit  of,  any  combination  of insurance  policies,  letters of credit,  reserve  accounts  and other  types of rights or assets designed to support or ensure the servicing and distribution of amounts due in respect of the assets  deposited into the trust. See "Description of  Securities"  and  "Description  of  Deposited  Assets and  Credit  Support."
Prospective  investors should consider,  among other things, the information set forth under "Risk Factors"  commencing on [page 3] of this Prospectus and in the related Prospectus Supplement.

Each class of notes or  certificates  of any series  will  represent  the right, which may be senior to those of one or more of the other classes of such series, to receive  specified  portions of payments of  principal,  interest and certain other  amounts on the assets  deposited  into the trust in the manner  described herein and in the  related  prospectus  supplement.  A series may include two or more  classes  differing  as to  the  timing,  sequential  order  or  amount  of distributions  of principal,  interest or premium and one or more classes within such series may be  subordinated  in certain  respects to other  classes of such series.  The notes and certificates of each series (or class within such series)
offered  hereby will be rated at the time of  issuance in one of the  recognized investment grade rating  categories by one or more nationally  recognized rating agencies.

To the extent  provided  herein  and in the  applicable  prospectus  supplement,
Structured  Products  Corp.'s  only  obligations  with respect to each series of certificates  will  be,  pursuant  to  certain  representations  and  warranties concerning the assets  deposited into a trust,  to assign and deliver the assets deposited into a trust and certain related  documents to the applicable  trustee and, in certain cases, to provide for the credit support,  if any. The principal obligations  of an  administrative  agent,  if any is  named  in the  applicable prospectus supplement, with respect to a series of certificates will be pursuant to its  contractual  administrative  obligations  and, only as and to the extent provided in the related  prospectus  supplement,  its obligation to make certain cash advances in the event of payment delinquencies on the assets deposited into
a  trust.   See  "Description  of  Trust   Agreement--Advances   in  Respect  of
Delinquencies."

The notes and certificates of each series will not represent an obligation of or interest in Structured Product's Corp., any administrative agent or any of their respective affiliates,  except to the limited extent described herein and in the related  prospectus  supplement.  The  certificates  will not be  guaranteed  or insured by any governmental agency or instrumentality, or by Structured Products
Corp., any administrative agent or their respective affiliates.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR
ANY STATE  SECURITIES  COMMISSION  PASSED UPON THE  ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is _______, 200_

The notes or  certificates  may be offered and sold to or through  underwriters, through  dealers or agents or directly to  purchasers,  as more fully  described under "Plan of Distribution"  herein and "Method of Distribution" in the related prospectus  supplement.  This Prospectus may not be used to consummate  sales of certificates offered hereby unless accompanied by a supplement.

                              PROSPECTUS SUPPLEMENT

The supplement to this Prospectus (each a "Prospectus Supplement") relating to a series (a "Series") of notes  ("Notes") and trust  certificates  ("Certificates"
and together with the Notes, "Securities") to be offered thereby and hereby will set forth information relating to the Securities, including, among other things, the following with respect to such Series: the specific  designation,  aggregate principal  amount,  and note interest rate or pass through rate, as  applicable, for the Securities.  See "Description of  Securities--General"  for a listing of the items that may be specified in the  applicable  Prospectus  Supplement.  The
terms  of  the  trust  certificates   described  in  the  applicable  Prospectus
Supplement supercede any related general discussion in this Prospectus.

                              AVAILABLE INFORMATION

The  Company is  subject to the  informational  requirements  of the  Securities
Exchange  Act of 1934,  as  amended  (the  "Exchange  Act"),  and in  accordance therewith files reports and other  information  with the Securities and Exchange
Commission  (the  "Commission").  Reports and other  information  concerning the
Company  can  be  inspected  and  copied  at  the  public  reference  facilities maintained by the Commission at Room 1024, 450 Fifth Street,  N.W.,  Washington,
D.C.  20549.  Copies of such  material  can be  obtained  upon  written  request addressed to the Commission,  Public Reference Section,  450 Fifth Street, N.W.,
Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the Commission.  The Company does not intend to send any  financial  reports  to  holders  of the  Securities
("Securityholders").

The Company has filed with the Commission a  registration  statement on Form S-3
(together with all amendments and exhibits, the "Registration  Statement") under the Securities Act of 1933, as amended (the "Securities  Act"),  relating to the
Securities.  This  Prospectus  does not contain all the information set forth in the  Registration  Statement,  certain  parts of which are omitted in accordance with the rules and  regulations  of the  Commission.  For  further  information, reference is hereby made to the Registration Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d)
of the Exchange Act  subsequent to the date of this  Prospectus and prior to the termination of the offering of the Securities shall be deemed to be incorporated by reference in this Prospectus. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded  for purposes of this  Prospectus to the extent that a statement  contained herein or in any subsequently  filed document which also is or is deemed to be incorporated by reference  herein modifies or supersedes such statement.  Any such  statement so modified or  superseded  shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

The Company  will provide  without  charge to each person to whom a copy of this
Prospectus  is delivered,  on the written or oral request of any such person,  a copy of any or all of the documents incorporated herein by reference, except the exhibits to such documents  (unless such exhibits are specifically  incorporated by  reference in such  documents).  Written  requests for such copies  should be directed to the Secretary of Structured  Products Corp.,  388 Greenwich  Street,
New York, New York 10013.  Telephone requests for such copies should be directed to the Secretary of Structured Products Corp. at (212) 816-7496.

                           REPORTS TO SECURITYHOLDERS

Unless and until Definitive  Securities are issued,  on each  Distribution  Date unaudited  reports  containing  information  concerning  the related  trust (the
"Trust")  will be  prepared  by the  related  Trustee and sent on behalf of each
Trust only to Cede & Co.  ("Cede"),  as nominee of DTC and registered  holder of the Securities. See "Description of Securities--Global Securities," "Description
of    Indenture--Reports    to   Noteholders"    and   "Description   of   Trust
Agreement--Reports to Securityholders; Notice." Such reports will not constitute financial  statements  prepared in accordance with generally accepted accounting principles.  The Company,  on behalf of each Trust,  will cause to be filed with the Commission such periodic reports as are required under the Exchange Act.

                        [IMPORTANT CURRENCY INFORMATION]

[Purchasers  are required to pay for each  Security in the  Specified  Principal
Currency  for such  Security.  Currently,  there are limited  facilities  in the
United States for  conversion of U.S.  dollars into foreign  currencies and vice versa,  and banks do not currently  offer  non-U.S.  dollar  checking or savings account facilities in the United States.  However, if requested by a prospective purchaser of a Security  having a Specified  Principal  Currency other than U.S.
dollars,  Citigroup Global Markets Inc. (the "Offering  Agent") will arrange for the exchange of U.S.  dollars into such Specified  Principal  Currency to enable the purchaser to pay for such  Security.  Such request must be made on or before the fifth  Business Day (as defined  herein)  preceding  the date of delivery of such Security or by such later date as is determined by the Offering Agent. Each such  exchange  will be made by the Offering  Agent on such terms and subject to such conditions,  limitations and charges as the Offering Agent may from time to time establish in accordance with its regular  foreign  exchange  practice.  All costs of exchange will be borne by the purchaser.

References herein to "U.S.  dollars," "U.S.$," "USD," "dollar" or "$" are to the lawful currency of the United States.]

                                  RISK FACTORS

In connection  with an investment in the  Securities of any Series,  prospective investors  should  consider,  among other things,  the material risk factors set forth below and any additional material risk factors set forth in the applicable
Prospectus Supplement.

The Securities May Not Be a Liquid  Investment.  There will be no market for any
Series  (or Class  within  such  Series)  of  Securities  prior to the  issuance thereof,  and there can be no assurance that a secondary market will develop or, if it does  develop,  that it will  provide  Securityholders  with  liquidity of investment or will continue for the life of such Securities.

Securities  Are Limited  Obligations  and Are Not  Recourse  Obligations  of the
Company  or Its  Affiliates.  The  Securities  will  not  represent  a  recourse obligation  of or  interest  in  the  Company  or any  of  its  affiliates.  The
Securities of each Series will not be insured or  guaranteed  by any  government agency or instrumentality,  the Company,  any Person affiliated with the Company or the Issuer[,  or any other Person].  The obligations,  if any, of the Company with  respect to the  Securities  of any Series will only be pursuant to certain limited  representations and warranties with respect to the securities deposited into the Trust (the "Term Assets") or other assets deposited  therein  (together with the Term Assets, the "Deposited  Assets").  [The Company does not have, and is not  expected  in the future to have,  any  significant  assets with which to satisfy any claims arising from a breach of any representation or warranty.  If, for example,  the Company were  required to repurchase a Term Asset with respect to which the Company has breached a representation or warranty, its only sources of  funds  to make  such  repurchase  would  be from  funds  obtained  from  the enforcement of a corresponding  obligation, if any, on the part of the seller of such Term Asset to the Company,  or from a reserve fund  established  to provide funds for such  repurchases.  The  Company has no  obligation  to  establish  or maintain any such reserve fund.]

Trust  Consists of Limited  Assets and Payments on the  Securities  Will Be Made
Solely from Deposited Assets. The only material assets expected to be in a Trust are the  Deposited  Assets  corresponding  to the  related  Series (or Class) of
Securities  being  offered.  The Securities are not insured or guaranteed by the
Company,  any  Administrative  Agent  or any of their  affiliates.  Accordingly,
Securityholders'  receipt of  distributions  in respect of the  Securities  will depend  entirely on the  performance of and the Trust's receipt of payments with respect to the Deposited Assets and any Credit Support identified in the related
Prospectus Supplement. See "Description of Deposited Assets and Credit Support."

[Payments on the Term Assets are  Subordinate  to other  Obligations of the Term
Assets Issuer.  Payments on the Term Assets are subordinate to other obligations of the Term Assets  Issuer,  and the Term Assets Issuer will not be permitted to make  payments  on the  Term  Assets  unless  it  has  paid  amounts  due on its obligations which are senior to the Term Assets. Investors in the Securities may
suffer  a  greater   loss  than  if   payments  on  the  Term  Assets  were  not
subordinated.]

Average Life and Yield of Securities May Vary Thus Creating  Reinvestment  Risk.
The timing of distributions  of interest,  premium (if any) and principal of any
Series (or of any Class  within  such  Series) of  Securities  is  affected by a number of factors,  including the performance of the related  Deposited  Assets, the extent of any early  redemption,  repayment,  amortization,  acceleration of payment rate, slow down of payment rate or extension of maturity or amortization with respect to the related Term Assets (or portion  thereof) and the manner and priority  in which  collections  from such Term  Assets and any other  Deposited
Assets are allocated to each Class of such Series.  Certain of these factors may be  influenced  by a variety  of  accounting,  tax,  economic,  social and other factors. The related Prospectus Supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and certain other terms applicable to such Term Assets and any other Deposited Assets. See "Maturity and
Yield Considerations."

Tax  Considerations  Should Be  Reviewed.  Special Tax Counsel has  delivered an opinion to the Company that the discussion  contained in this  Prospectus  under the caption  "Federal Income Tax  Considerations,"  to the extent it constitutes matters of law or legal conclusions thereto, is true and correct in all material respects.  Special Tax Counsel has also delivered an opinion that the Trust will not be  characterized  as an association  taxable as a corporation  (or publicly traded  partnership  treated as an association) for federal income tax purposes.
Special Tax Counsel has not  delivered  (and unless  otherwise  indicated in the
Prospectus  Supplement does not intend to deliver) any other opinions  regarding the Trust or the  Securities.  Prospective  investors  should  be aware  that no rulings have been sought from the Internal  Revenue  Service  ("IRS"),  and that legal opinions are not binding on the IRS or the courts. Accordingly,  there can be no assurance that the IRS or the courts will agree with Special Tax Counsel's
opinions.   If,  contrary  to  Special  Tax  Counsel's  opinion,  the  Trust  is characterized  or treated as a corporation for federal income tax  consequences, among other consequences,  the Trust would be subject to federal income tax (and similar  state income or  franchise  taxes) on its income and  distributions  to
Securityholders  would be impaired.  See "Federal Income Tax  Considerations" in this Prospectus and in the related Prospectus Supplement.

Investment Company Act of 1940 Considerations Should Be Reviewed. The Investment
Company Act of 1940 defines as an "investment  company" companies engaged in the business of investing,  reinvesting,  owning, holding, or trading in securities.
Unless an exclusion or safe harbor applies,  a company is an investment  company if it owns "investment securities" with a value exceeding forty percent (40%) of the value of its total assets on an unconsolidated  basis,  excluding government securities  and cash items.  One exclusion  from the  definition of  "investment company" is provided to certain  issuers of asset backed  securities that comply with Rule 3a-7 of the  Investment  Company Act. The Company  believes,  based on opinion of counsel,  that each Issuer  formed for the issuance of  securities is and will remain  exempt from the  registration  requirements  of the  Investment
Company Act based on Rule 3a-7 of the Investment Company Act. Registration under the Investment  Company Act or a determination that an Issuer failed to register likely would have a material  adverse impact on the Company or that Issuer,  and distributions  to holders of the  Securities  of that Issuer  could be seriously impaired.

Limited  Nature of Rating;  Reduction or  Withdrawal of Rating Could Occur Which
May  Adversely  Affect the Value of the  Securities.  At the time of issue,  the
Securities  of any given  Series (or each Class of such  Series  that is offered hereby) will be rated in one of the investment  grade  categories by one or more nationally  recognized  rating agencies (a "Rating  Agency").  Unless  otherwise specified in the applicable Prospectus  Supplement,  the rating of any Series or
Class of Securities is based primarily on the related  Deposited  Assets and any
Credit Support and the relative priorities of the Securityholders of such Series or Class to receive  collections  from, and to assert claims against,  the Trust with respect to such Deposited Assets and any Credit Support.  The rating is not a recommendation to purchase,  hold or sell Securities,  inasmuch as such rating does not comment as to market price or suitability for a particular investor. In addition,  the rating does not address the likelihood that the principal  amount of any  Series or Class  will be paid prior to any final  legal  maturity  date.
There can be no  assurance  that the rating will remain for any given  period of time or that the rating will not be lowered or withdrawn  entirely by the Rating
Agency if in its judgment  circumstances in the future so warrant.  Any Class or
Classes of a given  Series of  Securities  may not be offered  pursuant  to this
Prospectus,  in which case such  Class or Classes  may or may not be rated in an investment grade category by a Rating Agency.

Global  Securities  Limit Direct  Voting and Ability to Pledge  Securities.  The
Securities of each Series (or, if more than one Class exists, each Class of such
Series) will initially be represented by one or more Global Securities deposited with, or on behalf of, a Depositary  (as defined  herein) and will not be issued as  individual  definitive  Securities  to the  purchasers  of such  Securities.
Consequently,  unless  and until  such  individual  definitive  Securities  of a particular Series or Class are issued, such purchasers will not be recognized as
Securityholders  under the Indenture or Trust Agreement,  as applicable.  Hence, until such time,  such  purchasers  will only be able to exercise  the rights of
Securityholders   indirectly   through  the   Depositary   and  its   respective
participating  organizations and, as a result, the ability of any such purchaser to pledge that  Security to persons or entities that do not  participate  in the
Depositary's  system, or to otherwise act with respect to such Security,  may be limited. See "Description of Securities--Global  Securities" and "Limitations on
Issuance of Bearer  Securities"  and any further  description  contained  in the related Prospectus Supplement.

Risks With Respect to Currency,  Exchange Rates and Exchange Controls May Exist.
The  Securities  of any  given  Series  (or Class  within  such  Series)  may be denominated in a currency other than U.S. dollars to the extent specified in the applicable Prospectus Supplement. An investment in a Security having a Specified
Currency  other  than  U.S.  dollars  entails  significant  risks  that  are not associated with a similar investment in a U.S. dollar-denominated security. Such risks include,  without  limitation,  the possibility of significant  changes in rates of exchange  between the U.S.  dollar and such Specified  Currency and the possibility of the imposition or modification of foreign exchange  controls with respect to such Specified Currency.  Such risks generally depend on factors over which the Company has no control,  such as economic and political events and the supply of and demand for the  relevant  currencies.  In recent  years,  rates of exchange  between  the U.S.  dollar  and  certain  currencies  have been  highly volatile,  and such volatility may be expected in the future.  Past fluctuations
in  any  particular  exchange  rate  do  not  necessarily   indicate,   however,
fluctuations  in the  rate  that may  occur  during  the  term of any  Security.
Depreciation  of the Specified  Currency for a Security  against the U.S. dollar would decrease the effective yield of such Security below its Pass-Through  Rate and, in certain circumstances,  could result in a loss to the investor on a U.S.
dollar basis.

Governments  have  from  time to time  imposed,  and may in the  future  impose, exchange  controls that could affect  exchange rates and the  availability  of a
Specified Currency for making distributions in respect of Securities denominated in such  currency.  There can be no assurance  that  exchange  controls will not restrict  or prohibit  distributions  of  principal,  premium or interest in any
Specified  Currency.  Even if  there  are no  actual  exchange  controls,  it is
possible  that,  on  a   Distribution   Date  with  respect  to  any  particular
Certificate, the currency in which amounts then due to be distributed in respect of such Certificate would not be available.

It is  strongly  recommended  that  prospective  purchasers  consult  their  own financial  and legal  advisors  as to the risks  entailed  by an  investment  in
Securities  denominated in a currency other than U.S.  dollars.  Such Securities are not an  appropriate  investment  for  persons who are  unsophisticated  with respect to foreign currency transactions. See "Currency Risks."

Trust May Include Derivatives Which Could Affect the Value of the Securities.  A
Trust may include  various  derivative  instruments,  including  interest  rate, currency,  securities,  commodity and credit swaps,  caps,  floors,  collars and
options  and  structured   securities  having  embedded   derivatives  (such  as
structured  notes).  Swaps  involve the  exchange  with  another  party of their respective  commitments  to pay or receive  amounts  computed  by  reference  to specified fixed or floating interest rates,  currency rates,  securities prices, yields or returns  (including  baskets of securities  or securities  indices) or commodity  prices and a notional  principal  amount (i.e.,  the reference amount with  respect to which  such  obligations  are  determined,  although  no actual exchange of  principal  occurs  except for  currency  swaps);  for  example,  an exchange of floating rate payments for fixed rate payments. Interim payments are generally netted,  with the difference being paid by one party to the other. The purchase of a cap entitles the purchaser,  to the extent that a specified  rate, price,  yield or return  exceeds a  predetermined  level,  to  receive  payments computed by reference to a specified  fixed or floating  rate,  price,  yield or return and a notional  principal  amount from the party  selling  such cap.  The purchase of a floor entitles the purchaser, to the extent that a specified rate, price, yield or return declines below a predetermined level, to receive payments computed by reference to a specified  fixed or floating  rate,  price,  yield or return  and a notional  principal  amount  from the party  selling  such  floor.
Options  function in a manner  similar to caps and floors,  and exist on various underlying  securities,  such as bonds,  equities,  currencies and  commodities.
Options can also be structured as securities such as warrants or can be embedded in securities such as certain commodity or equity-linked  bonds with option-like characteristics.  Forward contracts involve the purchase and sale of a specified security, commodity, currency or other financial instrument at a specified price and date in the future, and may be settled by physical delivery or cash payment.
Credit  derivatives  involve swap and option contracts designed to assume or lay off credit risk on loans,  debt securities or other assets,  or in relation to a particular  reference  entity or country,  in return for either swap payments or payment of premium. Credit derivatives may also be embedded in other instruments such as notes or warrants.  Credit  derivatives  give one party to a transaction the right to dispose of or acquire an asset (or group of  assets),  or the right to  receive  or make a payment  from the other  party,  upon the  occurrence  of specified credit events.

Fluctuations in securities,  currency and commodity  rates,  prices,  yields and returns may have a significant effect on the yield to maturity of derivatives or the levels of support  that  derivatives  can provide to a Trust.  In  addition, derivatives may be limited to covering only certain risks. Continued payments on derivatives  may be affected by the  financial  condition of the  counterparties thereto  (or, in some  instances,  the  guarantor  thereunder).  There can be no assurance that counterparties will be able to perform their obligations. Failure by a counterparty (or the related  guarantor,  if any) to make required payments may result in the delay or failure to make  payments on the  related  securities and risks. In addition, the notional amounts on which payments are made may vary under  certain  circumstances  and may not bear  any  correlation  to  principal amounts  of the  related  securities.  The  terms  and  risks  of  the  relevant derivatives will be described in the related Prospectus Supplement. Further, the relevant  Prospectus  Supplement will identify the material terms,  the material risks and the counterparty for any derivative instrument in a Trust which is the result of an agreement with such  counterparty to the extent that such agreement is material.

Publicly Available  Information or Non-Public  Information which may be Obtained from the Trustee Concerning Term Assets Issuers Should Be Reviewed; Risk of Loss
if Such  Information  Not  Available.  To the extent  possible,  it is  strongly recommended  that each prospective  purchaser of Securities  obtain and evaluate any  publicly  available  information  or  non-public  information  that  may be obtained  from  the  Trustee  named  in  the  applicable  Prospectus  Supplement concerning  each of the Term Assets and each issuer of Term Assets (each a "Term
Assets Issuer") as it would obtain and evaluate if it were investing directly in the Term Assets or in other securities  issued by the Term Assets Issuer. If the
Trustee named in the applicable  Prospectus  Supplement  does not make available non-public  information  with  respect  to  Term  Assets  which  have  not  been registered under the Securities Act, the applicable  prospectus  supplement will describe the material terms of such Term Assets.  In the case of publicly issued
Term Assets, the publicly-available  information, and in the case of Term Assets which have not been registered under the Securities Act, any information Trustee may  disseminate to  prospective  Securityholders,  in each case  concerning the applicable  Term Assets and  publicly  available  information  concerning a Term
Assets  Issuer  is  important  in  considering  whether  to  invest  in or  sell
Securities.  To the  extent  such  information  is  unavailable  or ceases to be available,  an  investor's  ability to make an informed  decision to purchase or sell  Securities  (and  the  value of the  Securities)  could  be  impeded.  The information in this Prospectus and any Prospectus Supplement concerning the Term
Assets and the Term Assets  Issuers has been obtained  from  publicly  available documents or from documents  obtained from the Term Assets  Issuer,  and none of the Company,  the Trustee or any of their  affiliates  has  undertaken,  or will undertake,  any  investigation of the accuracy or completeness of such documents
(whether  or not  filed  with the  Commission)  or the  financial  condition  or creditworthiness  of any Term Assets  Issuer.  The issuance of Securities of any
Series should not be construed as an  endorsement  by the Company or the Trustee or any of their affiliates of the financial  condition or business  prospects of any Term Assets Issuer.

Remedies Available to  Securityholders  Are Limited Due to Passive Nature of the
Trust. The remedies available to a Trustee of a relevant Trust are predetermined and  therefore  an  investor  in the  Securities  has less  discretion  over the exercise of remedies than if such investor directly invested in the Term Assets.
Each Trust will generally hold the related  Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any Term Assets  Issuer or the value of the Deposited  Assets.  Except as indicated  below,  a holder will not be able to dispose of or take other actions with respect to any Deposited Assets. Under certain  circumstances  described in the applicable Prospectus Supplement, the Trustee will (or will at the direction of a specified  percentage of holders of Securityholders of the relevant Series)
dispose of, or take certain other  actions in respect of, the Deposited  Assets.
In certain limited circumstances,  such as a mandatory redemption of Term Assets or the  exercise  by a third  party of the right to  purchase  Term  Assets  (as described  below under  "Description of Trust  Agreement --  Termination"),  the
Trustee may dispose of the Deposited  Assets prior to maturity.  The  applicable
Prospectus Supplement will describe the particular circumstances,  if any, under which a Deposited Asset may be disposed of prior to maturity.

Optional  Exchange for Deposited Assets Will Generally Be Unavailable.  Although
the  Prospectus  Supplement for a Series of Securities may designate such Series
as  an  Exchangeable   Series  (as  defined  herein)  and  may  provide  that  a
Securityholder may exchange Securities of the Exchangeable Series for a pro rata portion of Deposited  Assets of the related  Trust,  any such Optional  Exchange
Right will be  exercisable  only to the extent  that the  exercise of such right would not be inconsistent  with Structured  Products  Corp.'s (the "Company") or
Trust's  continued  satisfaction  of the applicable  requirements  for exemption under Rule 3a-7 under the  Investment  Company Act of 1940, as amended,  and all applicable rules, regulations and interpretations  thereunder and subject to the limitations  described  herein.  See  "Description  of  Securities  --  Optional
Exchange." Accordingly, the optional exchange right described in this Prospectus under the heading  "Description of Securities -- Optional  Exchange" and further described in the relevant  Prospectus  Supplement  may be available  only to the
Company and its affiliates and designees.  Other  Securityholders will generally not be able to exchange  their  Securities of an  Exchangeable  Series for a pro rata portion of the  Deposited  Assets of the related  Trust.  In addition,  the exercise of an optional  exchange right will decrease the outstanding  aggregate amount of Securities of the applicable Exchangeable Series.

                            -----------------------

The  Prospectus  Supplement  for  each  Series  of  Securities  will  set  forth information  regarding any additional  material risk factors  applicable to such
Series (and each Class within such Series).

                                   THE COMPANY

The Company was  incorporated  in the State of Delaware on November 23, 1992, as
an  indirect,  wholly-owned,  limited-purpose  finance  subsidiary  of Citigroup
Global  Markets  Holdings  Inc.  The Company  will not engage in any business or other activities other than issuing and selling securities from time to time and
acquiring,   owning,  holding,   pledging  and  transferring  assets  (including
Deposited  Assets  and  Credit  Support)  in  connection  therewith  or with the creation of a Trust and in activities related or incidental thereto. The Company does not have, nor is it expected to have, any significant  unencumbered assets.
The Company's  principal  executive offices are located at 388 Greenwich Street,
New York, New York 10013 (telephone (212) 816-7496).

                                 USE OF PROCEEDS

The net  proceeds  to be  received  from  the  sale of each  Series  or Class of
Securities  (whether or not offered hereby) will be used by the Company for such purposes as may be  specified  in the  applicable  Prospectus  Supplement.  Such purposes may  include,  without  limitation,  purchasing  the related  Deposited
Assets (or providing a Trust with funds to purchase such  Deposited  Assets) and arranging  certain  Credit  Support  including,  if  specified  in  the  related
Prospectus  Supplement,  making  required  deposits into any reserve  account or other  account for the benefit of the  Securityholders  of such Series or Class.
Any  remaining  net proceeds  will be used by the Company for payment of general administrative expenses incurred by the Trust or other amounts due in connection with the issuance of the Securities.

                             FORMATION OF THE TRUST

The  Company  will assign or transfer  the  Deposited  Assets for each Series of
Certificates  to the  applicable  SPV,  and the  applicable  SPV will pledge the
Deposited  Assets  for each  Series of Notes to the  Indenture  Trustee  for the
benefit  of  the  Noteholders  of  such  Series.   See   "Description  of  Trust
Agreement--Assignment  of Deposited Assets." The trust formed in connection with the  issuance  of  Certificates  may be a common  law  trust or a  statutory  or business trust. The Trustee named in the applicable  Prospectus  Supplement will administer the Deposited Assets pursuant to an Indenture and a Series Supplement thereto with respect to a given Series  (collectively,  the  "Indenture") or the trust agreement and a series  supplement  thereto with respect to a given Series
(collectively,  the "Trust  Agreement") and will receive a fee for such services
(the  "Trustee's  Fee").  Any  Administrative  Agent  named  in  the  applicable
Prospectus  Supplement  will perform such tasks as are specified  therein and in
the  Trust   Agreement   and  will  receive  a  fee  for  such   services   (the
"Administration   Fee")  as  specified  in  the   Prospectus   Supplement.   See
"Description of Trust Agreement--Collection and Other Administrative Procedures"
and  "--Retained  Interest;  Administrative  Agent  Compensation  and Payment of
Expenses."

The Company's  assignment of the Deposited  Assets to the applicable SPV will be
without  recourse.   To  the  extent  provided  in  the  applicable   Prospectus
Supplement, the obligations of an Administrative Agent, if any, so named therein with respect to the Deposited  Assets will consist  primarily of its contractual administrative  obligations, if any, under the Indenture or the Trust Agreement, its  obligation,  if  any,  to  make  certain  cash  advances  in the  event  of delinquencies  in payments on or with respect to any Deposited Assets in amounts
described  under  "Description  of  Trust   Agreement--Advances  in  Respect  of
Delinquencies," and its obligations,  if any, to purchase Deposited Assets as to which there has been a breach of certain representations and warranties or as to
which  the  documentation  is  materially  defective.   The  obligations  of  an
Administrative  Agent, if any, named in the applicable  Prospectus Supplement to make  advances will be limited to amounts  which any such  Administrative  Agent believes  ultimately  would be recoverable  under any Credit Support,  insurance coverage,  the proceeds of  liquidation  of the  Deposited  Assets or from other
sources    available   for   such   purposes.    See   "Description   of   Trust
Agreement--Advances in Respect of Delinquencies."

To the extent  provided in the related  Prospectus  Supplement,  each Trust will consist of (i) the applicable Deposited Assets, or interests therein,  exclusive of any interest in such assets (the "Retained Interest") retained by the Company or any  previous  owner  thereof,  as from  time to time  are  specified  in the
Indenture or the Trust Agreement; (ii) such collections as from time to time are identified as deposited in the related Certificate Account;  (iii) property,  if any,  acquired on behalf of  Securityholders  by foreclosure or repossession and any revenues  received thereon;  (iv) those elements of Credit Support,  if any, provided  with  respect to any Class  within such Series that are  specified  as being part of the related  Trust in the  applicable  Prospectus  Supplement,  as described  therein  and  under  "Description  of  Deposited  Assets  and  Credit
Support--Credit  Support";  (v) the rights of the Company under the agreement or agreements  entered into by the Trustee on behalf of the  Securityholders  which constitute,  or  pursuant  to which the Trustee  has  acquired,  such  Deposited
Assets; and (vi) the rights of the Trustee in any cash advance,  reserve fund or surety bond.

                        MATURITY AND YIELD CONSIDERATIONS

Each Prospectus  Supplement will, to the extent applicable,  contain information with  respect to the type and  maturities  of the  related  Term  Assets and the terms,  if any,  upon which such Term Assets may be subject to early  redemption
(either by the  applicable  obligor or pursuant to a  third-party  call option), repayment (at the option of the holders  thereof) or extension of maturity.  The provisions  of the Term  Assets  with  respect to the  foregoing  may affect the weighted average life of the related Series of Securities.

The effective yield to holders of the Securities of any Series (and Class within such Series) may be affected by certain  aspects of the Deposited  Assets or any
Credit Support or the manner and  priorities of allocations of collections  with respect to such  Deposited  Assets  between the Classes of a given  Series.  The yield to maturity of any Series (or Class within such Series) may be affected by any optional or mandatory  redemption,  repayment,  amortization or extension of maturity of the related Term Assets. A variety of tax, accounting, economic, and other factors will influence whether any applicable party exercises any right of redemption,  repurchase or extension in respect of its  securities.  The rate of redemption  may also be  influenced  by  prepayments  on the  obligations a Term
Assets Issuer holds for its own account. All else remaining equal, if prevailing interest rates fall  significantly  below the interest rates on the related Term
Assets, the likelihood of redemption would be expected to increase. There can be no  certainty  as to whether any Term Asset  redeemable  at the option of a Term
Assets Issuer will be repaid prior to its stated maturity.

To the extent specified in the related Prospectus  Supplement,  each of the Term
Assets will be subject to acceleration upon the occurrence of certain Term Asset
Events of Default (as defined herein).  The maturity and yield on the Securities will be  affected by any early  repayment  of the Term Assets as a result of the acceleration of the Term Assets. See "Description of Deposited Assets and Credit
Support."

The extent to which the yield to maturity of such  Securities  may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments  thereon is sensitive to the rate and timing of payments on the Deposited Assets.

The yield to  maturity  of any  Series  (or  Class) of  Securities  will also be
affected  by  variations  in  the  interest   rates   applicable   to,  and  the
corresponding  payments in respect of, such  Securities,  to the extent that the
Pass-Through  Rate for such Series (or Class) is based on variable or adjustable interest  rates.  With  respect  to any Series of  Securities,  disproportionate
principal   payments   (whether   resulting  from  differences  in  amortization
schedules,  payments due on scheduled  maturity or upon early redemption) on the related  Term  Assets  having  interest  rates  higher  or  lower  than the then applicable Pass-Through Rates applicable to such Securities may affect the yield thereon.

The  Prospectus  Supplement  for  each  Series  of  Securities  will  set  forth additional information regarding yield and maturity considerations applicable to such Series  (and each Class  within  such  Series)  and the  related  Deposited
Assets, including the applicable Term Assets.

                            DESCRIPTION OF SECURITIES

Each Series (or, if more than one Class exists,  the Classes within such Series)
of Notes  will be  issued  pursuant  to an  Indenture.  A form of  Indenture  is attached as an exhibit to the  Registration  Statement.  The  provisions  of the applicable  Indenture  may vary  depending  upon the  nature  of the Notes to be issued  thereunder and the nature of the Deposited Assets and the Credit Support of a Series.

Each Series (or, if more than one Class exists,  the Classes within such Series)
of Securities will be issued pursuant to a Trust Agreement and a separate series supplement thereto among the Company, the Administrative  Agent, if any, and the
Trustee  named in the  related  Prospectus  Supplement,  a form of  which  Trust
Agreement  is  attached  as  an  exhibit  to  the  Registration  Statement.  The provisions of the Trust Agreement (as so  supplemented)  may vary depending upon the  nature of the  Securities  to be issued  thereunder  and the  nature of the
Deposited Assets, Credit Support and related Trust.

The following  summaries  describe material  provisions of the Indenture and the
Trust  Agreement  which may be  applicable  to each  Series of  Securities.  The applicable  Prospectus  Supplement for a Series of Securities  will describe any material  provision of the  Indenture or the Trust  Agreement or the  applicable
Securities that is not described in this Prospectus.  The following summaries do not purport to be complete  and are subject to the  detailed  provisions  of the form of Indenture  and Trust  Agreement to which  reference is hereby made for a full description of such  provisions,  including the definition of certain terms used, and for other  information  regarding the Securities.  As used herein with respect to any Series,  the term "Security" refers to all the Securities of that
Series,  whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires.

General

There is no limit on the  amount  of  Securities  that may be  issued  under the
Indenture or the Trust Agreement, and the Indenture and the Trust Agreement will provide  that  Securities  of the  applicable  Series may be issued in  multiple
Classes. The Series (or Classes within such Series) of Certificates to be issued under the  Trust  Agreement  will  represent  the  entire  beneficial  ownership interest in the Trust for such Series  created  pursuant to the Trust  Agreement and each such Class will be allocated  certain  relative  priorities  to receive specified  collections from, and a certain percentage  ownership interest of the assets  deposited  in,  such  Trust,  all as  identified  and  described  in the applicable Prospectus Supplement.  The Series (or Classes within such Series) of
Notes to be issued under the Indenture will represent the entire indebtedness of the applicable Trust secured by the Deposited Assets with respect to such Series and each such Class will be entitled to certain  relative  priorities to receive specified  collections  from the assets  securing the Notes, as described in the applicable  Prospectus  Supplement.  See  "Description  of Deposited  Assets and
Credit Support--Collections."

Reference is made to the related Prospectus  Supplement for a description of the following terms of the Series (and if applicable, Classes within such Series) of
Securities in respect of which this  Prospectus and such  Prospectus  Supplement are being delivered:  (i) the title of such Securities;  (ii) the Series of such
Securities  and, if  applicable,  the number and  designation of Classes of such
Series;  (iii) certain  information  concerning  the type,  characteristics  and specifications  of the Deposited  Assets being deposited into the applicable SPV by the Company  (and,  with  respect to any Term Asset which at the time of such deposit  represents  10% or more of all such  Deposited  Assets and any  related
Credit  Support,  certain  information  concerning  the  terms of each such Term
Asset,  the  identity  of  the  issuer  thereof  and  where  publicly  available information regarding such issuer may be obtained); (iv) the limit, if any, upon the aggregate principal amount or notional amount, as applicable,  of each Class thereof;  (v) the dates on which or periods  during which such Series or Classes within such Series may be issued (each, an "Original Issue Date"),  the offering price thereof and the applicable  Distribution Dates on which the principal,  if any, of (and premium, if any, on) such Series or Classes within such Series will be distributable; (vi) if applicable, the relative rights and priorities of each such Class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the Securityholders of each such Class); (vii)
whether the Securities of such Series or each Class within such Series are Fixed
Rate  Securities or Floating  Rate  Securities  (each as defined  below) and the applicable interest rate (the "Note Interest Rate," in the case of Notes, or the
"Pass-Through  Rate"),  in the  case of  Certificates),  for  each  such  Class, including the applicable rate, if fixed (a "Fixed Rate"),  or the terms relating to the  particular  method of calculation  thereof  applicable to such Series or each Class within such Series, if variable (a "Variable Pass-Through Rate"); the date or dates from which such interest will accrue; the applicable  Distribution
Dates on which interest,  principal and premium, in each case as applicable,  on such Series or Class will be distributable and the related Record Dates, if any;
(viii) the  option,  if any,  of any  Securityholder  of such Series or Class to withdraw a portion of the assets of the Trust in exchange for surrendering  such
Securityholder's Security or to put the Security to the Company or a third party or of the Company or  Administrative  Agent,  if any, or another  third party to purchase  or  repurchase  any  Deposited  Assets (in each case to the extent not inconsistent  with  the  Company's  or  Trust's  continued  satisfaction  of the applicable  requirements  for  exemption  under Rule 3a-7  under the  Investment
Company Act of 1940 and all applicable  rules,  regulations and  interpretations thereunder)  and the periods  within which or the dates on which,  and the terms and conditions upon which any such option may be exercised, in whole or in part;
(ix) the rating of such Series or each Class within such Series  offered  hereby
(provided,  however,  that one or more  Classes  within  such Series not offered hereunder may be unrated or may be rated below investment  grade);  (x) if other
than   denominations  of  $1,000  and  any  integral   multiple   thereof,   the
denominations in which such Series or Class within such Series will be issuable;
(xi)  whether the Security of any Class within a given Series are to be entitled to (1) principal  distributions,  with disproportionate,  nominal or no interest distributions, or (2) interest distributions, with disproportionate,  nominal or no  principal  distributions  ("Strip  Securities"),  and the  applicable  terms thereof; (xii) whether the Securities of such Series or of any Class within such
Series  are to be  issued as  Registered  Securities  or in bearer  form with or without coupons attached ("Bearer Securities") or both and, if Bearer Securities are to be issued, whether coupons ("Coupons") will be attached thereto;  whether
Bearer  Securities  of such  Series or Class  may be  exchanged  for  Registered
Securities  of such  Series or Class and the  circumstances  under which and the place or places at which any such exchanges,  if permitted,  may be made; (xiii)
whether the  Securities of such Series or of any Class within such Series are to be issued in the form of one or more global  securities  in registered or bearer form (each a "Global  Security")  and, if so, the identity of the Depositary (as defined  herein),  if other than The Depository  Trust Company,  for such Global
Security or Securities;  (xiv) all applicable  Required  Percentages  and Voting
Rights (each as defined below) relating to the manner and percentage of votes of
Securityholders  of such Series and each Class within such Series  required with respect to  certain  actions by the  Company  or the  applicable  Administrative
Agent, if any, or the Trustee;  (xv) if other than U.S.  dollars,  the Specified
Currency  applicable  to the  Securities of such Series or Class for purposes of denominations  and distributions on such Series or each Class within such Series and the circumstances and conditions,  if any, when such Specified  Currency may be changed, at the election of the Company or a Securityholder, and the currency or  currencies  in which any principal of or any premium or any interest on such
Series or Class  are to be  distributed  pursuant  to such  election;  (xvi) any additional  Administrative  Agent  Termination  Events (as defined  herein),  if applicable, provided for with respect to such Class; and [(___)] any other terms of such Series or Class within such Series of Securities not  inconsistent  with the provisions of the Trust Agreement relating to such Series.

The  United  States  federal  income  tax  consequences  and ERISA  consequences relating to any Series or any Class  within such  Series of  Securities  will be described in this  Prospectus and in the applicable  Prospectus  Supplement.  In addition,  any risk  factors,  the  specific  terms and other  information  with respect to the issuance of any Series or Class within such Series of  Securities on which the  principal of and any premium and interest are  distributable  in a
Specified  Currency other than U.S.  dollars will be described in the applicable
Prospectus  Supplement  relating  to such  Series  or  Class.  The  U.S.  dollar equivalent of the public offering price or purchase price of a Security having a
Specified  Principal  Currency other than U.S. dollars will be determined on the basis of the noon  buying  rate in New York City for cable  transfer  in foreign currencies as certified for customs  purposes by the Federal Reserve Bank of New
York (the "Market Exchange Rate") for such Specified  Principal  Currency on the applicable issue date. As specified in the applicable Prospectus Supplement such determination will be made by the Company,  the applicable SPV, the Trustee, the
Administrative  Agent,  if any, or an agent  thereof as exchange  rate agent for each Series of Securities (the "Exchange Rate Agent").

Securities  issued as individual  securities in registered  form without coupons
("Registered Securities") may be transferred or exchanged for like Securities of the same  Series  and  Class at the  corporate  trust  office  or  agency of the applicable Trustee in the City and State of New York, subject to the limitations provided in the  Indenture  or the Trust  Agreement,  without the payment of any service charge,  other than any tax or governmental charge payable in connection therewith.  Bearer Securities will be transferable by delivery.  Provisions with respect to the exchange of Bearer Securities will be described in the applicable
Prospectus  Supplement.  Registered  Securities  may not be exchanged for Bearer
Securities.  The Company may at any time purchase Securities at any price in the open market or  otherwise.  Securities  so  purchased by the Company may, at the discretion of the Company,  be held or resold or  surrendered to the Trustee for cancellation of such Securities.

Distributions

Distributions  allocable  to  principal,  premium  (if any) and  interest on the
Securities  of each Series (and Class  within such  Series)  will be made in the
Specified  Currency for such  Securities  by or on behalf of the Trustee on each
Distribution  Date as specified  in the related  Prospectus  Supplement  and the amount of each  distribution  will be  determined as of the close of business on the date  specified in the related  Prospectus  Supplement  (the  "Determination
Date").  [If the  Specified  Currency  for a given  Series or Class  within such
Series of Registered  Securities is other than U.S. dollars,  the Administrative
Agent, if any, or otherwise the Trustee will (unless otherwise  specified in the applicable Prospectus  Supplement) arrange to convert all payments in respect of each Security of such Series or Class into U.S.  dollars in the manner described in the following  paragraph.  The  Securityholder of a Registered  Security of a
given Series or Class  within such Series  denominated  in a Specified  Currency other than U.S.  dollars may (if the applicable  Prospectus  Supplement and such
Security  so  indicate)  elect to receive all  distributions  in respect of such
Security  in the  Specified  Currency  by  delivery  of a written  notice to the

Trustee and Administrative Agent, if any, for such Series not later than fifteen calendar  days  prior to the  applicable  Distribution  Date,  except  under the circumstances  described under "Currency  Risks--Payment  Currency" below.  Such election will remain in effect until  revoked by written  notice to such Trustee and  Administrative  Agent,  if any,  received  by each of them not  later  than fifteen calendar days prior to the applicable Distribution Date.]

[In the case of a  Registered  Security of a given  Series or Class  within such
Series having a Specified  Currency other than U.S.  dollars,  the amount of any
U.S.  dollar  distribution  in  respect  of  such  Registered  Security  will be determined  by the Exchange  Rate Agent based on the highest firm bid  quotation expressed in U.S.  dollars  received by the Exchange Rate Agent at approximately
11:00  a.m.,  New York City  time,  on the second  Business  Day  preceding  the applicable  Distribution  Date (or, if no such rate is quoted on such date,  the last date on which  such rate was  quoted),  from  three  (or,  if three are not available, then two) recognized foreign exchange dealers in The City of New York
(one of which may be the Offering Agent and another of which may be the Exchange
Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer,  for  settlement on such  Distribution  Date,  of the  aggregate  amount payable  in such  Specified  Currency  on such  payment  date in  respect of all
Registered  Securities.  All  currency  exchange  costs  will  be  borne  by the
Securityholders   of  such   Registered   Securities  by  deductions  from  such
distributions.  If no such bid quotations are available, such distributions will
be  made  in  such  Specified  Currency,   unless  such  Specified  Currency  is
unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's  control,  in which case such distributions will be made as
described  under  "Currency   Risks--Payment  Currency"  below.  The  applicable
Prospectus  Supplement  will  specify  such  information  with respect to Bearer
Securities.]

Except as provided in the succeeding  paragraph,  distributions  with respect to
Securities will be made (in the case of Registered  Securities) at the corporate trust  office or agency of the Trustee  specified in the  applicable  Prospectus
Supplement;  provided, however, that any such amounts distributable on the final
Distribution  Date of a Security will be distributed only upon surrender of such
Security at the applicable location set forth above. No distribution on a Bearer
Security  will be made by mail to an  address  in the  United  States or by wire transfer to an account  maintained by the  Securityholder  thereof in the United
States.

Distributions on Registered  Securities in U.S. dollars will be made,  except as provided  below,  by check  mailed  to the  Registered  Securityholders  of such
Securities  (which, in the case of Global  Securities,  will be a nominee of the
Depositary);  provided,  however,  that,  in the  case of a  Series  or Class of
Registered  Securities  issued between a Record Date (as defined herein) and the related Distribution Dates,  interest for the period beginning on the issue date for such  Series or Class and  ending  on the last day of the  interest  accrual period ending  immediately  prior to or coincident with such  Distribution  Date will be distributed on the next succeeding  Distribution  Date to the Registered
Securityholders  of the  Registered  Securities  of such  Series or Class on the related Record Date. A Securityholder of $10,000,000 (or the equivalent  thereof in a Specified  Principal Currency other than U.S. dollars) or more in aggregate principal amount of Registered Securities of a given Series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer  instructions have been received in writing by the  Trustee  for such Series not later than  fifteen  calendar  days prior to the applicable  Distribution Date.  Simultaneously with the election by any  Securityholder to receive payments in a Specified  Currency other than U.S.
dollars (as provided above), such Securityholder  shall provide appropriate wire transfer instructions to the Trustee for such Series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

"Business Day" with respect to any Security means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in [(a)] The City of New York [or (b)
if the  Specified  Currency for such  Security is other than U.S.  dollars,  the financial center of the country issuing such Specified Currency] and (ii) if the
Pass-Through  Rate for such  Security is based on LIBOR,  a London  Banking Day.
"London  Banking  Day"  with  respect  to any  Security  means  any day on which dealings in deposits in the Specified  Currency of such Security are  transacted in the London interbank market. The Record Date with respect to any Distribution
Date for a Series or Class of Registered  Securities  shall be specified as such in the applicable Prospectus Supplement.

Interest on the Certificates

General.  Each  Class  of  Securities  (other  than  certain  Classes  of  Strip
Securities) of a given Series may have a different  Pass-Through Rate, which may be a fixed or variable  Pass-Through  Rate, as described  below.  In the case of
Strip  Securities  with no or, in certain  cases, a nominal  Security  Principal
Balance,  such  distributions  of  interest  will  be in an  amount  (as  to any
Distribution  Date,  "Stripped  Interest")  described in the related  Prospectus
Supplement.  For purposes hereof, "Notional Amount" means the notional principal amount  specified in the applicable  Prospectus  Supplement on which interest on
Strip  Securities  with no or, in certain  cases, a nominal  Security  Principal
Balance will be made on each Distribution Date. Reference to the Notional Amount of a Class of Strip  Securities  herein or in a Prospectus  Supplement  does not indicate that such Securities  represent the right to receive any  distributions in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required  distributions and determining  certain  relative  voting  rights,  all as specified in the related
Prospectus Supplement.

Fixed Rate  Securities.  Each Series (or,  if more than one Class  exists,  each
Class within such Series) of Securities  with a fixed Note Rate or  Pass-Through
Rate ("Fixed Rate Securities ") will bear interest,  on the outstanding Security
Principal Balance (or Notional Amount,  if applicable),  from its Original Issue
Date,  or from the last date to which  interest has been paid, at the fixed Note
Rate or  Pass-Through  Rate  stated on the face  thereof  and in the  applicable
Prospectus  Supplement until the principal amount thereof is distributed or made available  for  payment  (or in the case of Fixed Rate  Securities  with no or a nominal principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable Prospectus  Supplement,  the Note
Rate or the  Pass-Through  Rate for such Series or any such Class or Classes may be subject to adjustment from time to time in response to designated  changes in the rating  assigned  to such  Securities  by one or more  rating  agencies,  in accordance  with a schedule or  otherwise,  all as described in such  Prospectus
Supplement.  Interest on each Series or Class of Fixed Rate  Securities  will be distributable in arrears on each  Distribution Date specified in such Prospectus
Supplement.  Each such  distribution of interest shall include  interest accrued through the day specified in the applicable Prospectus  Supplement.  Interest on
Fixed Rate  Securities will be computed on the basis of a 360-day year of twelve
30-day months.

Floating Rate Securities.  Each Series (or, if more than one Class exists,  each
Class  within  such  Series)  of  Securities   with  a  variable  Note  Rate  or
Pass-Through  Rate  ("Floating  Rate  Securities")  will bear  interest,  on the outstanding Security Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date (as defined herein) for such Series or Class at the initial Note Rate or Pass-Through  Rate set forth on the face thereof and in the applicable Prospectus  Supplement.  Thereafter,  the
Note Rate or  Pass-Through  Rate on such Series or Class for each Interest Reset
Period (as defined  herein) will be  determined by reference to an interest rate basis (the "Base Rate"),  plus or minus the Spread, if any, or multiplied by the
Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one  one-hundredth of a percentage  point) that may be specified in the  applicable  Prospectus  Supplement  as being  applicable  to such Series or
Class,  and the "Spread  Multiplier" is the percentage  that may be specified in the  applicable  Prospectus  Supplement  as being  applicable  to such Series or
Class, except that if so specified in the applicable Prospectus Supplement,  the
Spread or Spread  Multiplier  on such  Series or any such  Class or  Classes  of
Floating  Rate  Securities  may be  subject to  adjustment  from time to time in response to designated  changes in the rating assigned to such Securities by one or more rating  agencies,  in accordance  with a schedule or  otherwise,  all as described in such Prospectus  Supplement.  The applicable Prospectus Supplement, unless  otherwise  specified  therein,  will designate one of the following Base
Rates as applicable to a Floating Rate Security:  (i) LIBOR (a "LIBOR  Reference
Rate Security"),  (ii) the Commercial Paper Rate (a "Commercial  Paper Reference
Rate Security"), (iii) the Treasury Rate (a "Treasury Reference Rate Security"),
(iv) the Federal Funds Rate (a "Federal Funds Reference Rate Security"), (v) the
CD Rate (a "CD Reference Rate Security") or (vi) such other Base Rate (which may be based on,  among other  things,  one or more market  indices or the  interest and/or  other  payments  (whether  scheduled  or  otherwise)  paid,  accrued  or available with respect to a designated  asset,  pool of assets or type of asset)
as is set forth in such Prospectus  Supplement and in such Security.  The "Index
Maturity" for any Series or Class of Floating  Rate  Securities is the period of maturity of the instrument or obligation from which the Base Rate is calculated.
"H.15(519)"  means the  publication  entitled  "Statistical  Release  H.15(519),
Selected Interest Rates," or any successor  publication,  published by the Board of Governors of the Federal Reserve  System.  "Composite  Quotations"  means the daily  statistical  release  entitled  "Composite 3:30 p.m.  Quotations for U.S.
Government Securities" published by the Federal Reserve Bank of New York.

As specified in the applicable Prospectus  Supplement,  Floating Rate Securities of a given  Series or Class may also have  either or both of the  following  (in each case  expressed  as a rate per  annum on a simple  interest  basis):  (i) a maximum limitation,  or ceiling, on the rate at which interest may accrue during any interest  accrual period specified in the applicable  Prospectus  Supplement
("Maximum Rate") and (ii) a minimum  limitation,  or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Rate"). In addition to any Maximum  Rate that may be  applicable  to any Series or Class of
Floating Rate Securities,  the Note Rate or Pass-Through  Rate applicable to any
Series or Class of Floating Rate  Securities will in no event be higher than the maximum rate permitted by applicable  law, as the same may be modified by United
States law of general application. The Floating Rate Securities will be governed by the law of the State of New York and,  under  such law as of the date of this
Prospectus,  the maximum rate of interest,  with certain exceptions,  is 25% per annum on a simple interest basis.

The  Company  will  appoint,  and enter into  agreements  with,  agents  (each a
"Calculation Agent") to calculate Note Rate or Pass-Through Rates on each Series or Class of Floating Rate Securities.  The applicable Prospectus Supplement will set forth the  identity  of the  Calculation  Agent for each  Series or Class of
Floating Rate  Securities.  All  determinations  of interest by the  Calculation
Agent shall,  in the absence of manifest  error,  be conclusive for all purposes and binding on the  holders of Floating  Rate  Securities  of a given  Series or
Class.

The Note Rate or  Pass-Through  Rate on each Class of Floating  Rate  Securities will be reset daily, weekly, monthly, quarterly,  semiannually or annually (such period being the "Interest  Reset  Period" for such Class,  and the first day of each Interest Reset Period being an "Interest Reset Date"),  as specified in the applicable  Prospectus  Supplement.  Interest  Reset Dates with  respect to each
Series,  and any Class within such Series of Floating  Rate  Securities  will be specified in the  applicable  Prospectus  Supplement;  provided,  however,  that unless otherwise specified in such Prospectus Supplement,  the Pass-Through Rate in effect for the ten days immediately prior to the Scheduled Final Distribution
Date will be that in effect on the tenth  day  preceding  such  Scheduled  Final
Distribution  Date.  If an Interest  Reset Date for any Class of  Floating  Rate
Securities  would  otherwise be a day that is not a Business  Day, such Interest
Reset Date will occur on a prior or succeeding  Business  Day,  specified in the applicable Prospectus Supplement.

Interest  payable in respect of Floating  Rate  Securities  shall be the accrued interest from and  including the Original  Issue Date of such Series or Class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but  excluding  the  immediately  following  Distribution
Date.

With respect to a Floating Rate Security,  accrued  interest shall be calculated by multiplying the Security  Principal Balance of such Security (or, in the case of a Strip  Security  with  no or a  nominal  Security  Principal  Balance,  the
Notional Amount specified in the applicable Prospectus Supplement) by an accrued interest  factor.  Such accrued  interest  factor will be computed by adding the interest  factors  calculated  for  each day in the  period  for  which  accrued interest  is being  calculated.  The  interest  factor  (expressed  as a decimal calculated  to seven  decimal  places  without  rounding)  for each  such day is computed by dividing  the Note Rate or the  Pass-Through  Rate in effect on such day by 360, in the case of LIBOR  Reference Rate  Securities,  Commercial  Paper
Reference Rate  Securities,  Federal Funds  Reference Rate  Certificates  and CD
Reference  Rate  Securities  or by the actual number of days in the year, in the case of Treasury Reference Rate Securities. For purposes of making the foregoing calculation, the variable Pass-Through Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

All  percentages  resulting from any calculation of the  Pass-Through  Rate on a
Floating Rate Security will be rounded,  if necessary,  to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency  amounts used in or resulting from such calculation on Floating
Rate  Securities  will be rounded to the nearest  one-hundredth  of a unit (with
..005 of a unit being rounded upward).

Interest on any Series (or Class within such Series) of Floating Rate Securities will be  distributable  on the  Distribution  Dates and for the interest accrual periods as and to the extent set forth in the applicable Prospectus Supplement.

Upon the request of the holder of any Floating  Rate  Security of a given Series or Class,  the Calculation  Agent for such Series or Class will provide the Note
Rate  or  the  Pass-Through  Rate  then  in  effect  and,  if  determined,   the
Pass-Through  Rate that will become  effective on the next  Interest  Reset Date with respect to such Floating Rate Security.

(1) CD Reference  Rate  Securities.  Each CD Reference  Rate  Security will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier,  if any, specified in such Security and in the applicable Prospectus Supplement.

The "CD Rate" for each Interest  Reset Period shall be the rate as of the second
Business Day prior to the Interest  Reset Date for such Interest Reset Period (a
"CD Rate Determination Date") for negotiable  certificates of deposit having the
Index Maturity designated in the applicable  Prospectus  Supplement as published in H.15(519) under the heading "CDs (Secondary  Market)." In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation
Date (as defined herein) pertaining to such CD Rate Determination Date, then the
CD  Rate  for  such  Interest  Reset  Period  will  be the  rate on such CD Rate
Determination Date for negotiable  certificates of deposit of the Index Maturity designated  in the  applicable  Prospectus  Supplement as published in Composite
Quotations  under the heading  "Certificates  of Deposit".  If by 3:00 p.m., New
York City  time,  on such  Calculation  Date such rate is not yet  published  in either  H.15(519) or Composite  Quotations,  then the CD Rate for such  Interest
Reset Period will be calculated by the  Calculation  Agent for such CD Reference
Rate Security and will be the  arithmetic  mean of the secondary  market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination  Date, of three leading  nonbank  dealers in negotiable  U.S.  dollar  certificates  of deposit in The City of New York  selected by the  Calculation  Agent for such CD
Reference Rate Security for negotiable  certificates  of deposit of major United
States  money  center  banks of the highest  credit  standing (in the market for negotiable  certificates  of deposit) with a remaining  maturity  closest to the
Index Maturity designated in the related Prospectus Supplement in a denomination of $5,000,000;  provided,  however, that if the dealers selected as aforesaid by such  Calculation  Agent are not  quoting  offered  rates as  mentioned  in this sentence,  the CD Rate for such Interest Reset Period will be the same as the CD
Rate for the  immediately  preceding  Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

The "Calculation  Date"" pertaining to any CD Rate  Determination  Date shall be the  first  to  occur  of  (a)  the  tenth  calendar  day  after  such  CD  Rate
Determination  Date or, if such day is not a Business  Day, the next  succeeding
Business Day or (b) the second Business Day preceding the date any  distribution of interest is required to be made following the applicable Interest Reset Date.

(2) Commercial Paper Reference Rate Securities.  Each Commercial Paper Reference
Rate  Security  will  bear  interest  for  each  Interest  Reset  Period  at the
Pass-Through Rate calculated with reference to the Commercial Paper Rate and the
Spread or Spread  Multiplier,  if any,  specified  in such  Security  and in the applicable Prospectus Supplement.

The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation  Agent for such  Commercial  Paper Reference Rate Security as of the second Business Day prior to the Interest Reset Date for such Interest Reset
Period (a  "Commercial  Paper Rate  Determination  Date") and shall be the Money
Market Yield (as defined  herein) on such  Commercial  Paper Rate  Determination
Date of the rate for commercial paper having the Index Maturity specified in the applicable Prospectus  Supplement,  as such rate shall be published in H.15(519)
under  the  heading  "Commercial  Paper."  In the  event  that  such rate is not published  prior to 3:00 p.m., New York City time, on the  Calculation  Date (as defined herein)  pertaining to such Commercial  Paper Rate  Determination  Date, then the Commercial Paper Rate for such Interest Reset Period shall be the Money
Market Yield on such Commercial  Paper Rate  Determination  Date of the rate for commercial  paper of the  specified  Index  Maturity as  published  in Composite
Quotations under the heading  "Commercial Paper." If by 3:00 p.m., New York City time,  on  such  Calculation  Date  such  rate is not yet  published  in  either
H.15(519)  or  Composite  Quotations,  then the  Commercial  Paper Rate for such
Interest Reset Period shall be the Money Market Yield of the arithmetic  mean of the offered  rates,  as of 11:00 a.m.,  New York City time,  on such  Commercial
Paper Rate  Determination  Date of three leading dealers of commercial  paper in
The City of New York selected by the Calculation Agent for such Commercial Paper
Reference  Rate Security for  commercial  paper of the specified  Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equipment by a nationally  recognized  rating agency;  provided,  however,  that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence,  the  Commercial  Paper Rate for such Interest Reset
Period  will be the  same  as the  Commercial  Paper  Rate  for the  immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Pass-Through Rate).

"Money  Market  Yield"  shall  be a yield  calculated  in  accordance  with  the following formula:

                Money Market Yield =        D x 360 x 100
                                            -------
                                  360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount  basis and expressed as a decimal,  and "M" refers to the actual number of days in the specified Index Maturity.

The "Calculation  Date""  pertaining to any Commercial Paper Rate  Determination
Date  shall be the  first to occur of (a) the  tenth  calendar  day  after  such
Commercial Paper Rate  Determination Date or, if such day is not a Business Day, the next  succeeding  Business Day or (b) the second  Business Day preceding the date  any  distribution  of  interest  is  required  to be  made  following  the applicable Interest Reset Date.

(3) Federal Funds Reference Rate  Securities.  Each Federal Funds Reference Rate
Security will bear interest for each Interest Resort Period at the  Pass-Through
Rate  calculated  with name to the  Federal  Funds Rate and the Spread or Spread
Multiplier,  if any, specified in such Security and in the applicable Prospectus
Supplement.

The "Federal  Funds Rate" for each Interest  Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds
Rate Determination  Date") for Federal Funds as published in H.15(519) under the heading  "Federal  Funds  (Effective)."  In the  event  that  such  rate  is not published  prior to 3:00 p.m.,  New York City time on the  Calculation  Date (as defined herein)  pertaining to such Federal Funds Rate  Determination  Date, the
Federal  Funds Rate for such  Interest  Reset  Period  shall be the rate on such
Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on such  Calculation  Date such rate is not yet published in either H.15(519) or
Composite Quotations, then the Federal Funds Rate for such Interest Reset Period shall be the rate on such Federal  Funds Rate  Determination  Date made publicly available  by, the Federal  Reserve Bank of New York which is  equivalent to the rate which appears in H.15(519) under the heading  "Federal Funds  (Effective),"
provided,  however,  that if such  rate is not made  publicly  available  by the
Federal  Reserve  Bank of New York by 3:00  p.m.,  New York City  time,  on such
Calculation  Date, the Federal Funds Rate for such Interest Reset Period will be the same as the  Federal  Funds  Rate in effect  for the  immediately  preceding
Interest  Reset  Period (or, if there was no such  Interest  Reset  Period,  the
Initial  Pass-Through  Rate).  Unless  otherwise  specified  in  the  applicable
Prospectus  Supplement,  in the case of a Federal Funds  Reference Rate Security that resets daily, the Note Rate or the  Pass-Through  Rate on such Security for the period from and including a Monday to but excluding  the  succeeding  Monday will be reset by the  Calculation  Agent  for such  Certificate  on such  second
Monday (or, if not a Business  Day, on the next  succeeding  Business  Day) to a rate equal to the average of the Federal  Funds Rates in effect with  respect to each such day in such week.

The "Calculation  Date"" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

(4) LIBOR  Reference Rate  Securities.  Each LIBOR  Reference Rate Security will bear interest for each Interest Reset Period at the Pass-Through Rate calculated with reference to LIBOR and the Spread or Spread  Multiplier,  if any, specified in such Security and in the applicable Prospectus Supplement.

With respect to LIBOR  indexed to the offered  rates for U.S.  dollar  deposits,
"LIBOR" for each Interest  Reset Period will be  determined  by the  Calculation
Agent for any LIBOR Reference Rate Security as follows:

          (i) On the second London  Banking Day prior to the Interest Reset Date for  such  Interest  Reset  Period  (a  "LIBOR  Determination  Date"),  the
     Calculation Agent for such LIBOR Reference Rate Security will determine the arithmetic  mean of the offered rates for deposits in U.S.  dollars for the period  of  the  Index  Maturity  specified  in the  applicable  Prospectus
     Supplement,  commencing  on such Interest  Reset Date,  which appear on the
     Reuters Screen LIBO Page at approximately  11:00 a.m., London time, on such
     LIBOR  Determination  Date.  "Reuters  Screen  LIBO Page" means the display designated  as page "LIBOR" on the Reuters  Monitor Money Rates Service (or such other page may replace  the LIBO page on that  service for the purpose of displaying  London interbank  offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page,  "LIBOR" for such  Interest  Reset  Period will be the  arithmetic  mean of such offered rates as determined by the Calculation  Agent for such LIBOR Reference Rate
     Security.

          (ii) If fewer than two offered rates appear on the Reuters Screen LIBO
     Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR
     Reference  Rate Security will request the principal  London offices of each of four  major  banks  in the  London  interbank  market  selected  by such
     Calculation  Agent to  provide  such  Calculation  Agent  with its  offered quotations  for  deposits in U.S.  dollars for the period of the  specified
     Index  Maturity,  commencing on such Interest Reset Date, to prime banks in the London interbank market at  approximately  11:00 a.m.,  London time, on such LIBOR  Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single  transaction in such market at such time. If at least two such  quotations are provided,
     "LIBOR" for such Interest Reset Period will be the arithmetic  mean of such quotations.  If fewer than two such  quotations  are provided,  "LIBOR" for such Interest Reset Period will be the  arithmetic  mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR  Reference  Rate Security at  approximately  11:00 a.m., New
     York City time, on such LIBOR  Determination Date for loans in U.S. dollars to leading  European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal  amount equal to an amount of not less than  $1,000,000 that is  representative  of a single transaction in such market at such time; provided,  however,  that if fewer than three  banks  selected  as  aforesaid  by such  Calculation  Agent are quoting  rates as mentioned  in this  sentence,  "LIBOR" for such  Interest
     Reset  Period  will be the  same as  LIBOR  for the  immediately  preceding
     Interest Reset Period (or, if there was no such Interest Reset Period,  the
     Initial Pass-Through Rate).

If LIBOR with  respect to any LIBOR  Reference  Rate  Security is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable
Prospectus Supplement will set forth the method for determining such rate.

(5) Treasury  Reference Rate Securities.  Each Treasury  Reference Rate Security
will bear  interest  for each  Interest  Reset Period at the  Pass-Through  Rate calculated  with  reference  to the  Treasury  Rate  and the  Spread  or  Spread
Multiplier,  if  any,  specified  in  such  Certificate  and in  the  applicable
Prospectus Supplement.

The  Treasury  Rate  for each  Interest  Reset  Period  will be the rate for the auction held on the Treasury  Rate  Determination  Date (as defined  herein) for such Interest Reset Period of direct obligations of the United States ("Treasury bills")  having  the  Index  Maturity  specified  in the  applicable  Prospectus
Supplement, as such rate shall be published in H.15(519) under the heading "U.S.
Government Certificates-Treasury  bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the  Calculation  Date (as defined  herein)  pertaining  to such  Treasury  Rate
Determination  Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days,  as  applicable,  and applied on a daily basis) on such Treasury Rate  Determination  Date as otherwise  announced by the
United States  Department of the Treasury.  In the event that the results of the auction of Treasury bills having the specified  Index Maturity are not published or  reported  as  provided  above by 3:00  p.m.,  New York  City  time,  on such
Calculation  Date,  or  if no  such  auction  is  held  on  such  Treasury  Rate
Determination  Date, then the Treasury Rate for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Reference Rate Security and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as  applicable,  and applied on a daily basis) of the arithmetic  mean of the secondary  market bid rates,  as of  approximately  3:30
p.m.,  New York City time, on such Treasury  Rate  Determination  Date, of three leading primary United States  government  securities  dealers  selected by such
Calculation  Agent for the issue of  Treasury  bills with a  remaining  maturity closest to the specified Index Maturity;  provided, however, that if the dealers selected as  aforesaid  by such  Calculation  Agent are not quoting bid rates as mentioned in this  sentence,  then the  Treasury  Rate for such  Interest  Reset
Period  will be the  same as the  Treasury  Rate for the  immediately  preceding
Interest  Reset  Period (or, if there was no such  Interest  Reset  Period,  the
Initial Pass-Through Rate).

The "Treasury  Rate  Determination  Date" for each Interest Reset Period will be the day of the week in which the  Interest  Reset Date for such  Interest  Reset
Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week,  unless that day is a legal holiday,  in which case the auction is normally held on the  following  Tuesday, except that such auction may be held on the preceding Friday.  If, as the result of a legal holiday,  an auction is so held on the preceding Friday,  such Friday will be the Treasury Rate  Determination  Date  pertaining to the Interest Reset
Period  commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury  Reference
Rate  Security,  then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

The "Calculation Date"" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth  calendar  day after such  Treasury  Rate
Determination  Date or, if such a day is not a Business Day, the next succeeding
Business Day or (b) the second Business Day preceding the date any  distribution of interest is required to be made following the applicable Interest Reset Date.

Principal of the Securities

Each  Security  (other than  certain  Classes of Strip  Securities)  will have a
Security  Principal  Balance which,  at any time,  will equal the maximum amount that the holder  thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related Trust.  Distributions generally will be applied to undistributed accrued interest  on, then to  principal  of, and then to premium (if any) on, each such
Security of the Class or Classes  entitled  thereto (in the manner and  priority specified in such Prospectus  Supplement) until the aggregate Security Principal
Balance of such  Class or Classes  has been  reduced  to zero.  The  outstanding
Security  Principal  Balance  of a  Security  will be  reduced  to the extent of distributions of principal thereon, and, applicable pursuant to the terms of the related Series,  by the amount of any net losses realized on any Deposited Asset
("Realized Losses") allocated thereto.  The initial aggregate Security Principal
Balance of a Series and each Class  thereof  will be  specified  in the  related
Prospectus  Supplement.  Distributions  of principal of any Class of  Securities will be made on a pro rata basis among all the  Securities of such Class.  Strip
Securities with no Security Principal Balance will not receive  distributions of principal.

Optional Exchange

If a holder may exchange  Securities  of any given Series for a pro rata portion of the Deposited  Assets,  the applicable  Prospectus  Supplement will designate such  Series as an  "Exchangeable  Series."  The terms  upon  which a holder may exchange  Securities  of any  Exchangeable  Series for a pro rata portion of the
Deposited  Assets  of the  related  Trust  will  be  specified  in  the  related
Prospectus Supplement; provided that any right of exchange shall be exerciseable only to the  extent  that  such  exchange  would  not be  inconsistent  with the
Company's and such Trust's continued satisfaction of the applicable requirements for exemption  under Rule 3a-7 under the Investment  Company Act of 1940 and all applicable  rules,  regulations  and  interpretations  thereunder  and  provided further that no holder (other than the Depositor or one of its  affiliates)  may exercise such exchange right prior to (i) six months after the original issuance date of the related  Securities and (ii) 180 days after the date on which notice of such holder's  decision to exercise  such exchange  right is delivered to the
Trustee. Such terms may relate to, but are not limited to, the following:

          (a) a  requirement  that the  exchanging  holder tender to the Trustee
     Securities of each Class within such Exchangeable Series;

          (b) a minimum  Security  Principal  Balance  or  Notional  Amount,  as
     applicable, with respect to each Security being tendered for exchange;

          (c) a  requirement  that the  Security  Principal  Balance or Notional
     Amount,  as  applicable,  of each  Security  tendered  for  exchange  be an integral multiple of an amount specified in the Prospectus Supplement;

          (d) specified  dates during which a holder may effect such an exchange
     (each, an "Optional Exchange Date");

          (e)  limitations  on the right of an exchanging  holder to receive any benefit upon  exchange  from any Credit  Support or other  non-Term  Assets deposited in the applicable Trust; and

          (f)  adjustments  to the value of the proceeds of any  exchange  based upon  the  required  prepayment  of  future  expense  allocations  and  the
     establishment  of  a  reserve  for  any  anticipated   Extraordinary  Trust
     Expenses.

In order for a Security  of a given  Exchangeable  Series (or Class  within such
Exchangeable  Series) to be  exchanged  by the  applicable  Securityholder,  the
Trustee for such  Security  must  receive,  at least 30 (or such shorter  period acceptable  to the  Trustee)  but not more  than 45 days  prior  to an  Optional
Exchange  Date  (i)  such  Security  with the  form  entitled  "Option  to Elect
Exchange"  on the  reverse  thereof  duly  completed,  or  (ii)  in the  case of
Registered Securities, a telegram,  telex, facsimile transmission or letter from a member of a  national  securities  exchange  or the  National  Association  of
Securities  Dealers,  Inc.,  the  Depositary  (in  accordance  with  its  normal procedures)  or a commercial  bank or trust company in the United States setting forth the name of the holder of such Registered Security, the Security Principal
Balance or Notional  Amount of such  Registered  Security to be  exchanged,  the certificate  number or a description  of the tenor and terms of such  Registered
Security,  a  statement  that the option to elect  exchange  is being  exercised thereby and a guarantee  that the  Registered  Security to be exchanged with the form  entitled  "Option to Elect  Exchange"  on the  reverse  of the  Registered
Security  duly  completed  will be received by such  Trustee not later than five
Business Days after the date of such telegram,  telex, facsimile transmission or letter. If the procedure  described in clause (ii) of the preceding  sentence is followed, then such Registered Security and form duly completed must be received by such  Trustee by such fifth  Business  Day.  Any tender of a Security  by the holder for exchange shall be  irrevocable.  The exchange option may be exercised by the holder of a Security for less than the entire Security  Principal Balance of such  Security,  provided  that the  Security  Principal  Balance or Notional
Amount, as applicable,  of such Security remaining  outstanding after redemption is an authorized  denomination and all other exchange  requirements set forth in the related  Prospectus  Supplement are satisfied.  Upon such partial  exchange, such  Security  shall be  cancelled  and a new  Security or  Securities  for the remaining Security Principal Balance thereof shall be issued (which, in the case of any Registered Security, shall be in the name of the holder of such exchanged
Security).

Because  initially and unless and until  Definitive  Securities  are issued each
Security will be represented by a Global Security, the Depositary's nominee will be the  Securityholder  of such Security and  therefore  will be the only entity that can exercise a right of exchange.  In order to ensure that the Depositary's nominee  will timely  exercise a right of exchange  with respect to a particular
Security,  the  beneficial  owner of such  Security  must instruct the broker or other direct or indirect  participant through which it holds an interest in such
Security to notify the Depositary of its desire to exercise a right of exchange.
Different  firms have different  cut-off times for accepting  instructions  from their  customers  and,  accordingly,  each  beneficial  owner should consult the broker  or  other  direct  or  indirect  participant  through  which it holds an interest in a Security in order to  ascertain  the cut-off time by which such an instruction  must be given in order for  timely  notice to be  delivered  to the
Depositary.

Upon the satisfaction of the foregoing conditions and any applicable  conditions with respect to the related  Deposited  Assets,  as described in the  applicable
Prospectus Supplement, the applicable Securityholder will be entitled to receive a  distribution  of a pro rata  share of the  Deposited  Assets  related  to the
Exchangeable Series (and Class within such Exchangeable  Series) of the Security being  exchanged,  in the manner and to the extent  described in such Prospectus
Supplement, and would therefore own the Deposited Assets and have the ability to enforce their rights directly as owners of the Deposited Assets.  Alternatively, to  the  extent  so  specified  in the  applicable  Prospectus  Supplement,  the applicable Securityholder,  upon satisfaction of such conditions, may direct the related Trustee to sell, on behalf of such  Securityholder,  such pro rata share of the Deposited Assets, in which event the Securityholder  shall be entitled to receive the net proceeds of such sale,  less any costs and expenses  incurred by such Trustee in facilitating  such sale,  subject to any additional  adjustments set forth in the Prospectus Supplement.

Put Option

If  specified  in  the  applicable  Prospectus  Supplement,  a  holder  may  put
Securities  of a given  Series to the Company or a third  party.  The terms upon which a holder may put its Securities (including the price) will be specified in the related Prospectus  Supplement;  provided,  however, any put option shall be exerciseable only to the extent that such put would not be inconsistent with the
Company's or Trust's continued  satisfaction of the applicable  requirements for exemption  under  Rule 3a-7  under the  Investment  Company  Act of 1940 and all applicable rules, regulations and interpretations thereunder.

Global Securities

All  Securities of a given Series (or, if more than one Class exists,  any given
Class within that Series) will,  upon  issuance,  be  represented by one or more
Global  Securities  that will be deposited with, or on behalf of, The Depository
Trust Company,  New York, New York (for  Registered  Securities  denominated and payable in U.S.  dollars),  or such other  depositary  identified in the related
Prospectus  Supplement  (the  "Depositary"),  and  registered  in the  name of a nominee of the Depositary.  Global Securities may be issued in either registered or bearer form and in either  temporary or definitive  form. See "Limitations on
Issuance of Bearer  Securities" for provisions  applicable to Security issued in bearer  form.  Unless  and  until  it is  exchanged  in whole or in part for the individual  Securities  represented  thereby (each a "Definitive  Security"),  a
Global  Security may not be transferred  except as a whole by the Depositary for such  Global  Security to a nominee of such  Depositary  or by a nominee of such
Depositary to such  Depositary or another  nominee of such Depositary or by such
Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

The Depository Trust Company has advised the Company as follows:  The Depository
Trust Company is a limited-purpose trust company organized under the laws of the
State  of New  York,  a  member  of the  Federal  Reserve  System,  a  "clearing corporation"  within the meaning of the New York Uniform  Commercial Code, and a
"clearing  agency"  registered  pursuant to the provisions of Section 17A of the
Exchange Act. The Depository Trust Company was created to hold securities of its participants  and to  facilitate  the  clearance  and  settlement  of securities transactions  among the  institutions  that have accounts  with such  Depositary
("participants")  in such securities  through  electronic  book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of securities  certificates.  Such Depositary's  participants include securities brokers and dealers  (including the Offering  Agent),  banks,  trust  companies, clearing  corporations,  and certain other  organizations,  some of whom (and/or
their  representatives)  own  such  Depositary.   Access  to  such  Depositary's
book-entry system is also available to others, such as banks,  brokers,  dealers and trust companies that clear through or maintain a custodial relationship with a participant,  either directly or indirectly.  The Depository Trust Company has confirmed to the Company that it intends to follow such procedures.

Upon the issuance of a Global Security,  the Depositary for such Global Security will credit, on its book-entry  registration and transfer system, the respective principal  amounts  of the  individual  Securities  represented  by such  Global
Security to the  accounts of its  participants.  The  accounts to be  accredited shall  be  designated  by the  underwriters  of  such  Securities,  or,  if such
Securities  are offered and sold  directly  through one or more  agents,  by the
Company or such agent or agents.  Ownership of beneficial  interests in a Global
Security  will be limited to  participants  or Persons that may hold  beneficial interests through  participants.  Ownership of beneficial  interests in a Global
Security will be shown on, and the transfer of that  ownership  will be effected only through,  records  maintained by the Depositary for such Global Security or by  participants  or Persons  that hold through  participants.  The laws of some states require that certain  purchasers of securities take physical  delivery of such  securities.  Such limits and such laws may limit the market for beneficial interests in a Global Security.

So long as the Depositary for a Global Security, or its nominee, is the owner of such Global Security,  such Depositary or such nominee, as the case may be, will be considered the sole Securityholder of the individual  Securities  represented by such Global Security for all purposes.  Except as set forth below,  owners of beneficial  interests in a Global  Security  will not be entitled to have any of the  individual  Securities  represented by such Global  Security  registered in their names, will not receive or be entitled to receive physical delivery of any such Securities and will not be considered the Securityholder  thereof under the
Trust Agreement  governing such Securities.  Because the Depositary can only act on behalf of its participants, the ability of a holder of any Security to pledge that Security to persons or entries that do not participate in the  Depositary's system, or to otherwise act with respect to such Security, may be limited due to the lack of a physical certificate for such Security.

Subject to the restrictions  discussed under  "Limitations on Issuance of Bearer
Securities" below,  distributions of principal of (and premium,  if any) and any interest on individual Securities  represented by a Global Security will be made to the Depositary or its nominee,  as the case may be, as the  Securityholder of such Global Security. None of the Company, the Administrative Agent, if any, the
Trustee for such Securities, any Paying Agent or the Security Registrar for such
Securities  will have any  responsibility  or  liability  for any  aspect of the records relating to or payments made on account of beneficial  interests in such
Global  Security  or for  maintaining,  supervising  or  reviewing  any  records relating to such beneficial interests. Receipt by owners of beneficial interests in a temporary Global Security of payments of principal,  premium or interest in respect  thereof  will be  subject to the  restrictions  discussed  below  under
"Limitations on Issuance of Bearer Securities" below.

The Company  expects that the  Depositary  for  Securities  of a given Class and
Series,  upon receipt of any  distribution of principal,  premium or interest in respect of a definitive  Global Security  representing  any of such  Securities,
will  credit  immediately   participants'  accounts  with  payments  in  amounts
proportionate to their respective  beneficial  interests in the principal amount of such Global Security as shown on the records of such Depositary.  The Company also expects that payments by participants to owners of beneficial  interests in such Global Security held through such participants will be governed by standing instructions  and customary  practices,  as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants. Receipt by owners of beneficial interests in a temporary  Global  Security of payments of principal,  premium or interest in respect thereof will be subject to the restrictions  discussed below under "Limitations on Issuance of Bearer Securities."

If the  Depositary  for Securities of a given Class of any Series is at any time unwilling or unable to continue as depositary and a successor  depositary is not appointed by the Company within ninety days,  the Company will issue  individual
Definitive  Securities  in  exchange  for  the  Global  Security  or  Securities representing  such Securities.  In addition,  the Company may at any time and in its sole  discretion  determine  not to have  any  Securities  of a given  Class represented  by one or more  Global  Securities  and,  in such  event will issue individual  Definitive  Securities  of such  Class in  exchange  for the  Global
Security or Securities representing such Securities.  Further, if the Company so specifies  with  respect  to the  Securities  of a given  Class,  an  owner of a beneficial interest in a Global Security  representing  Securities of such Class may,  on terms  acceptable  to the Company  and the  Depositary  for such Global
Security,   receive  individual  Definitive  Securities  in  exchange  for  such beneficial interest.  In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of individual Definitive
Securities of the Class  represented by such Global  Security equal in principal amount  to such  beneficial  interest  and to have  such  Definitive  Securities registered  in its  name  (if the  Securities  of such  Class  are  issuable  as
Registered Securities). Individual Definitive Securities of such Class so issued will be issued as (a) Registered  Securities in denominations,  unless otherwise specified  by the  Company,  of $1,000  and  integral  multiples  thereof if the
Securities  or such Class are issuable as Registered  Securities,  (b) as Bearer
Securities in the denomination or denominations  specified by the Company if the
Securities  of such Class are  issuable  as Bearer  Securities  or (c) as either
Registered or Bearer Securities, if the Securities of such Class are issuable in either form. See, however,  "Limitations on Issuance of Bearer Securities" below for a description of certain  restrictions on the issuance of individual  Bearer
Securities in exchange for beneficial interests in a Global Security.

The applicable  Prospectus  Supplement  will set forth any material terms of the depositary  arrangement  with respect to any Class or Series of Securities being offered thereby to the extent not set forth above.

               DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General

                     [Select one of the bracketed sections]

[Alternative 1] [Each Security of each Series (or if more than one Class exists, each  Class  (whether  or not each such  Class is offered  hereby)  within  such
Series)  will,  in  the  case  of  Notes,  be  secured  by,  or in the  case  of
Certificates, represent an ownership interest in a designated, fixed income debt security or asset  backed  security or a pool of such debt  securities  or asset backed  securities  (the "Term Assets") issued by one or more issuers (the "Term
Assets Issuers"),  purchased by a Trust with proceeds from, and at the direction of, the Company or  purchased  by the Company (or an  affiliate  thereof) in the secondary  market  and  assigned  to a  Trust  as  described  in the  applicable
Prospectus  Supplement.  Each Term Asset,  or Term  Assets,  in the case of debt securities  with a common  obligor,  that represent ten percent (10%) or more of the pool of Term  assets  as of the date of the  related  Prospectus  Supplement
("Concentrated  Term Assets") will be issued or by their terms guaranteed by one or more  corporations,  banking  organizations,  insurance  companies or special purpose vehicles (including trusts, limited liability companies, partnerships or other special purpose entities) organized under the laws of the United States or any state,  which are subject to the informational  requirements of the Exchange
Act and which, in accordance therewith,  file reports and other information with the Commission. Based on information contained in the offering document pursuant
to  which  Term  Assets  were  originally   offered  (a  "Term  Assets  Offering
Document"),  the  applicable  Prospectus  Supplement  shall  set  forth  certain information with respect to the public  availability of information with respect to any Term Assets  Issuer the debt  securities of which are  Concentrated  Term
Assets.  Material terms of the Concentrated  Term Assets will be included in the related Prospectus Supplement.]

[Alternative 2] [Each Security of each Series (or if more than one Class exists, each  Class  (whether  or not each such  Class is offered  hereby)  within  such
Series)  will,  in  the  case  of  Notes,  be  secured  by,  or in the  case  of
Certificates, represent an ownership interest in a designated, fixed income debt security or pool of such debt securities  (the "Term Assets"),  purchased by the
Company (or an  affiliate  thereof) in the  secondary  market and  assigned to a
Trust as described in the applicable Prospectus Supplement.  Each Term Asset, or
Term  Assets,  in the  case of  debt  securities  with a  common  obligor,  that represent ten percent (10%) or more of the pool of Term assets as of the date of the related Prospectus  Supplement  ("Concentrated  Term Assets") will represent direct  obligations  of one or more  foreign  private  issuers  (as such term is defined in Rule 405 of the Securities Act) (the "Term Assets  Issuers")  subject to the  informational  requirements  of the Exchange Act and which in accordance therewith  file  reports and other  information  with the  Commission.  Based on information  contained  in the offering  document  pursuant to which Term Assets were  originally  offered (a "Term Assets  Offering  Document"),  the applicable
Prospectus  Supplement  shall set forth certain  information with respect to the public  availability  of information  with respect to any Term Assets Issuer the debt  securities of which are  Concentrated  Term Assets.  Material terms of the
Concentrated Term Assets will be included in the related Prospectus Supplement.]

[Alternative 3] [Each Security of each Series (or if more than one Class exists, each  Class  (whether  or not each such  Class is offered  hereby)  within  such
Series)  will,  in  the  case  of  Notes,  be  secured  by,  or in the  case  of
Certificates,  represent an  ownership  interest  specified  for such Series (or
Class) of Certificates in a designated,  fixed income debt security or a pool of such debt securities (the "Term Assets") assigned to a Trust as described in the applicable  Prospectus  Supplement.  The respective  issuer of any Term Asset is referred to herein as a "Term Assets  Issuer".  Each Term Asset, or Term Assets,
in the case of debt securities with a common obligor, that represent ten percent
(10%)  or  more  of the  pool  of Term  assets  as of the  date  of the  related
Prospectus Supplement  ("Concentrated Term Assets") will represent an obligation
(i) issued or by their terms  guaranteed  by the United States of America or any agency  thereof for the payment of which the full faith and credit of the United
States  of  America  is  pledged  ("Treasury  Securities")  or  (ii)  of a  U.S.
governmental  sponsored  organization  created  pursuant  to federal  statute (a
"GSE"). As specified in the applicable Prospectus Supplement, the obligations of one or more of the following GSEs may be included in a Trust:  Federal  National
Mortgage  Association  ("Fannie  Mae"),  Federal Home Loan Mortgage  Association
("Freddie Mac"), Student Loan Marketing  Association ("Sallie Mae"),  Resolution
Funding Corporation ("REFCORP"), Federal Home Loan Banks ("FHLB") (to the extent such  obligations  represent  the joint and  several  obligation  of the  twelve
Federal Home Loan Banks),  Tennessee Valley  Authority  ("TVA") and Federal Farm
Credit Banks ("FFCB").  The Trusts may also include securities guaranteed by the
United States Agency for International  Development ("AID") and government trust certificates. Debt securities of such GSEs may be exempt from registration under the Securities Act pursuant to Section  3(a)(2) of the Securities Act (or deemed by statute to be so exempt)  and are not  required  to be  registered  under the
Exchange  Act.  Concentrated  Term  Assets of any such GSE will be included in a
Trust only to the extent (A) its obligations are supported by the full faith and credit of the U.S.  government or (B) such organization makes publicly available its annual report which shall include financial  statements or similar financial information  with respect to such  organization  (any such GSE, a "GSE Issuer").
Based on information  contained in the offering  document pursuant to which Term
Assets  were  originally  offered  (a  "Term  Assets  Offering  Document"),  the applicable  Prospectus  Supplement  shall set  forth  certain  information  with respect to the  public  availability  of  information  with  respect to any Term
Assets Issuer the debt securities of which constitute  Concentrated Term Assets.
Material terms of the  Concentrated  Term Assets will be included in the related
Prospectus Supplement.]

[Alternative 4] [Each Security of each Series (or if more than one Class exists, each  Class  (whether  or not each such  Class is offered  hereby)  within  such
Series)  will,  in  the  case  of  Notes,  be  secured  by,  or in the  case  of
Certificates, represent an ownership interest in a designated, fixed income debt security or a pool of such debt securities (the "Term Assets"), purchased by the
Company (or an  affiliate  thereof) in the  secondary  market and  assigned to a
Trust as described in the applicable Prospectus Supplement. Each Term Asset will represent  an  obligation  issued  or by their  terms  guaranteed  by a  foreign government,  political  subdivision  or agency or  instrumentality  thereof (the
"Term Assets  Issuers").  Each Term Asset,  or Term Assets,  in the case of debt securities  with a common  obligor,  that represent ten percent (10%) or more of the pool of Term  assets  as of the date of the  related  Prospectus  Supplement
("Concentrated  Term  Assets") will  represent an obligation  issued or by their terms guaranteed by a foreign government or a political subdivision or agency or instrumentality  thereof which has offered debt  securities in the United States pursuant  to a  registration  statement  filed  with the  Commission  containing information  required by Schedule B of the Securities Act ("Schedule  B"), which qualifies as a "seasoned"  issuer under Commission  practice and which issuer or
guarantor  the  Company   reasonably   believes  (based  on  publicly  available
information)  is  eligible to use  Schedule B as of the time of any  offering of
Certificates  hereunder.  The Term Assets may include,  but shall not be limited to,  obligations of any or all of the following Foreign  Governments  (which may include, but shall not be limited to, obligations  guaranteed by the following):
Austria,  Australia,  Canada,  Canadian  Provinces,  Denmark,  Finland,  France,
Germany,  Ireland,  Japan, Norway,  Italy, Spain, Sweden and the United Kingdom.
The Prospectus  Supplement for any series will set forth the Foreign  Government obligations included in the related Trust. Based on information contained in the offering document pursuant to which Term Assets were originally offered (a "Term
Assets Offering Document"), the applicable Prospectus Supplement shall set forth certain  information with respect to the public availability of information with respect  to any Term  Assets  Issuer  the debt  securities  of which  constitute
Concentrated Term Assets. Material terms of the Concentrated Term Assets will be included in the related Prospectus Supplement.]

The following is a general description of the Deposited Assets which the Company is  permitted  to  include  in a Trust  and does not  purport  to be a  complete description of any such Deposited  Asset.  This  description is qualified in its entirety by reference to the applicable Prospectus  Supplement,  the Term Assets
Prospectus and the Term Assets themselves.  Material  information  regarding the actual Deposited  Assets,  as of the Cut-off Date (as defined  herein),  will be provided in the Prospectus  Supplement  used to offer a Series of Securities.  A maximum  of 5% of  the  aggregate  principal  balance  of the  Deposited  Assets included with respect to a Series of Securities as described in this  Prospectus and the related  Prospectus  Supplement  as of the  relevant  Cut-off  Date will deviate  from the  characteristics  of the assets as of the date of  issuance of such Series.

Term Assets

                     [Include for Alternatives 1 and 2 only]

[General. As specified in the related Prospectus Supplement each Term Asset will have been issued  pursuant to an agreement  (each,  a "Term  Assets  Indenture")
between the Term Assets  Issuer and the Term Assets  Trustee.  Unless  otherwise specified,  the Term  Assets  Indenture  and the  Term  Assets  Trustee  will be qualified under the Trust Indenture Act of 1939 (the "Trust  Indenture Act") and
the Term Assets Indenture will contain certain provisions  required by the Trust
Indenture Act.

Certain  Covenants.  Indentures  generally contain covenants intended to protect security holders against the occurrence or effects of certain  specified events,
including   restrictions   limiting  the   issuer's,   and  in  some  cases  any
subsidiary's,  ability to: (i) consolidate,  merge, or transfer or lease assets;
(ii) incur or suffer to exist any lien,  charge,  or encumbrance upon any of its property  or  assets,  or to  incur,  assume,  guarantee  or suffer to exist any indebtedness  for borrowed money if the payment of such  indebtedness is secured by the grant of such a lien;  (iii) declare or pay any cash  dividends,  or make any distribution on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or  subordinated  indebtedness  of the issuer or its subsidiaries,  if any. An indenture may also contain financial covenants  which,  among  other  things,  require  the  maintenance  of  certain financial ratios or the creation or maintenance of reserves.  Subject to certain exceptions,  indentures  typically  may be  amended  or  supplemented  and  past defaults may be waived with the consent of the indenture trustee, the consent of the  holders  of  not  less  than a  specified  percentage  of  the  outstanding securities, or both.

The Term Assets Indenture related to one or more Term Assets included in a Trust may include some, all or none of the foregoing  provisions or variations thereof or additional covenants not discussed herein. To the extent that the Term Assets are investment grade debt they are unlikely to contain  significant  restrictive covenants  although  certain  non-investment  grade  debt may not be  subject to restrictive  covenants either. There can be no assurance that any such provision will protect the Trust or Trustee as a holder of the Term Assets against losses.
The Prospectus  Supplement  used to offer any Series of Securities will describe
material   covenants  in  relation  to  any  Concentrated  Term  Asset  and,  as applicable,  will describe  material  covenants  which are common to any pool of
Term Assets.

Events of  Default.  Indentures  generally  provide  that any one of a number of specified  events  will  constitute  an event of  default  with  respect  to the securities  issued  thereunder.  Such  events of default  typically  include the following or variations thereof: (i) failure by the issuer to pay an installment of interest or principal on the securities at the time required  (subject to any specified  grace  period)  or to  redeem  any of the  securities  when  required
(subject to any specified  grace period);  (ii) failure by the issuer to observe or perform any covenant,  agreement, or condition contained in the securities or the  indenture  which  failure is  materially  adverse to  security  holders and continues for a specified  period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified  percentage of the  outstanding  securities;  (iii)  failure by the issuer to make any required payment of principal  (and premium,  if any) or interest with respect to certain of the other  outstanding  debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities,  and (iv) certain events of insolvency or bankruptcy with respect to the Term Assets Issuer.

Remedies.  Indentures  generally provide that upon the occurrence of an event of default,  the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities must, take such action as it may deem  appropriate to protect and enforce the rights of the security  holders.  Certain  indentures  provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to  declare  all or a portion  of the  principal  and  accrued  interest  on the outstanding  securities  immediately  due and  payable  upon the  occurrence  of certain events of default, subject to the issuer's right to cure, if applicable.
Generally,   an  indenture  will  contain  a  provision  entitling  the  trustee thereunder  to be  indemnified  by the security  holders  prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders.  An indenture is also likely to limit a security  holder's right to institute  certain  actions or proceedings to pursue any  remedy  under  the  indenture  unless  certain  conditions  are  satisfied, including consent of the indenture  trustee,  that the proceeding be brought for the  ratable  benefit of all  holders  of the  security,  and/or  the  indenture trustee,  after being  requested to  institute a proceeding  by the owners of at least a specified  minimum  percentage of the securities,  shall have refused or neglected to comply with such request within a reasonable time.

Each Term  Assets  Indenture  may  include  some,  all or none of the  foregoing provisions or variations  thereof or additional  events of default not discussed herein. The Prospectus  Supplement with respect to any Series of Securities will describe the events of default under the Term Assets  Indenture  with respect to any  Concentrated  Term Asset ("Term Asset  Events of Default")  and  applicable remedies with respect thereto.  With respect to any Trust comprised of a pool of securities,  the applicable  Prospectus  Supplement will describe certain common
Term  Asset  Events  of  Default  with  respect  to such  pool.  There can be no assurance  that any such  provision  will protect the Trust,  as a holder of the
Term Assets,  against  losses.  If a Term Asset Event of Default  occurs and the
Trustee as a holder of the Term  Assets is  entitled  to vote or take such other action to declare  the  principal  amount of a Term  Assets and any  accrued and unpaid interest thereon to be due and payable, the  Securityholders'  objectives may differ  from those of holders  of other  securities  of the same  series and class as any Term Asset  ("outstanding debt securities") in determining  whether to declare the acceleration of the Term Assets.

Subordination.  As set forth in the applicable Prospectus Supplement, certain of the Term Assets with  respect to any Trust may be either  senior  ("Senior  Term
Assets") or  subordinated  ("Subordinated  Term  Assets") in right to payment to other existing or future indebtedness of the Term Assets Issuer. With respect to
Subordinated Term Assets, to the extent of the subordination  provisions of such securities,  and after the occurrence of certain  events,  security  holders and direct  creditors whose claims are senior to Subordinated  Term Assets,  if any, may be  entitled to receive  payment of the full  amount due thereon  before the holders of any  subordinated  debt securities are entitled to receive payment on account  of the  principal  (and  premium,  if  any)  or any  interest  on  such securities.  Consequently, the Trust or Trustee as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the Term Assets
Issuer. There can be no assurance, however, that in the event of a bankruptcy or similar  proceeding the Trust or Trustee as a holder of Senior Term Assets would receive  all  payments  in  respect  of  such  securities  even  if  holders  of subordinated securities receive amounts in respect of such securities. Reference is made to the Prospectus  Supplement used to offer any Series of Securities for a description of any  subordination  provisions with respect to any Concentrated
Term  Assets and the  percentage  of Senior Term  Assets and  Subordinated  Term
Assets, if any, in a Trust comprised of a pool of securities.

Secured  Obligations.  Certain of the Term Assets with  respect to any Trust may represent secured obligations of the Term Assets Issuer ("Secured Term Assets").
Generally,  unless an event of default shall have  occurred,  or with respect to certain  collateral or as otherwise set forth in the indenture pursuant to which such  securities  were  offered  and  sold,  an issuer  of  secured  obligations generally has the right to remain in possession and retain exclusive  control of the  collateral  securing a security  and to collect,  invest and dispose of any income related to the  collateral.  The indenture  pursuant to which any secured indebtedness  is  issued  may  also  contain  certain  provisions  for  release, substitution or disposition of collateral  under certain  circumstances  with or without the consent of the  indenture  trustee or upon the direction of not less than a specified  percentage of the security holders.  The indenture pursuant to which any secured  indebtedness  is issued will also provide for the disposition of the collateral  upon the occurrence of certain events of default with respect thereto.  In the  event of a  default  in  respect  of any  secured  obligation, security holders may experience a delay in payments on account of principal (and premium,  if any) or any  interest  on such  securities  pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral  following an indenture event of default  are  insufficient  to repay all  amounts  due in respect of any secured obligations,  the holders of such  securities (to the extent not repaid from the proceeds  of the sale of the  collateral)  would  have only an  unsecured  claim ranking pari passu with the claims of all other general unsecured creditors.

The Term Assets  Indenture  with  respect to any Secured Term Asset may include, some, or all or none of the foregoing  provisions  or  variations  thereof.  The
Prospectus  Supplement  used to offer any Series of  Securities  which  includes
Concentrated  Term Assets  which are Secured  Term  Assets,  will  describe  the security provisions of such Term Assets and the related collateral. With respect to any Trust comprised of a pool of securities,  a substantial  portion of which are Secured Term Assets,  the  applicable  Prospectus  Supplement  will disclose certain  general  information  with respect to such security  provisions and the collateral.]

                        [Include for Alternative 4 only]

General.  None of the Term Assets will have been issued pursuant to an indenture and no trustee is provided for with respect to any Term Asset. Generally,  there will be a fiscal agent (each a "Fiscal Agent") for the Foreign Government Issuer with respect to the Term Asset whose actions will be governed by a fiscal agency agreement.  A Fiscal Agent does not have the same  responsibilities or duties to act on behalf of the holders of a Foreign  Government's debt securities as would a trustee.

Contractual  Restrictions.  There will  generally  be few,  if any,  contractual restrictions on the Foreign Government Issuers or Foreign Government  Guarantors
in respect of the Term  Assets.  The Term Assets by their  terms and  provisions may,  however,  restrict certain actions of the related Foreign  Governments and may also require, among other things, the creation or maintenance of reserves or a sinking fund or contain an undertaking or pledge of the Foreign Government not to  encumber  its  assets to  secure  any other  external  indebtedness  without providing like security for the related Term Asset.  Certain  actions in respect of the debt  securities  of  Foreign  Governments  may also be subject to proper executive, legislative or administrative approval.

The Prospectus  Supplement  used to offer any Series of Securities will describe material  covenants or undertakings in relation to any  Concentrated  Term Asset and, as applicable,  will describe material  covenants or undertakings which are common  to any pool of Term  Assets.  There  can be no  assurance  that any such provision will protect the Trust as a holder of the Term Assets against  losses.
In the  event of a breach  of any such  covenant  or  undertaking  it may not be possible  to force any  action  in  respect  of the Term  Assets or to obtain an enforceable judgment against a Foreign Government.

Events of  Default.  Debt  securities  issued by foreign  governments  generally provide that any one of a number of specified events will constitute an event of default  with  respect to such  securities.  Such  events of  default  typically include the following or variations thereof: (i) failure by the issuer to pay an installment  of interest or principal  on the  securities  at the time  required
(subject to any specified  grace period) or to redeem any of the securities when required (subject to any specified grace period);  (ii) failure by the issuer to observe or perform  any  covenant,  agreement,  or  condition  contained  in the securities which failure is materially adverse to security holders and continues for a  specified  period  after  notice  thereof;  (iii)  the  declaration  of a
moratorium   on  payment  of  interest  or  principal  in  respect  of  external indebtedness  and (iv)  failure  by the issuer to make any  required  payment of principal (and premium, if any) or interest with respect to certain of the other
outstanding   debt   obligations  of  the  issuer   (including   other  external
indebtedness) or the acceleration by or on behalf of the holders thereof of such securities.

Each Term Asset may include  some,  all or none of the  foregoing  provisions or variations  thereof or additional  events of default not discussed  herein.  The
Prospectus Supplement with respect to any Series of Securities will describe the events of default  under the Term Assets with respect to any  Concentrated  Term
Asset  ("Term Asset Events of Default")  and  applicable  remedies  with respect thereto.  With  respect  to any Trust  comprised  of a pool of  securities,  the applicable  Prospectus Supplement will describe certain common Term Asset Events of Default  with respect to such pool.  There can be no assurance  that any such provision  will  protect  the  Trust,  as a holder of the Term  Assets,  against losses.  If a Term Asset Event of Default  occurs and the Trustee as a holder of the Term  Assets is  entitled  to vote or take such other  action to declare the principal amount of a Term Assets and any accrued and unpaid interest thereon to be due and payable,  the  Securityholders'  objectives  may differ from those of holders of other  outstanding debt securities in determining  whether to declare the acceleration of a Term Asset.

Remedies.  Generally, upon the occurrence of an event of default, the holders of not less than a specified percentage of the outstanding  securities of a Foreign
Government  may enforce  their rights under the  securities  including,  in some cases,  the right to  declare  all or a portion  of the  principal  and  accrued interest on the outstanding securities  immediately due and payable,  subject to the issuer's  right to cure, if applicable.  A fiscal agency  agreement will not typically provide for the agent to enforce the rights of the security holders as would an  indenture  trustee.  Consequently,  any  rights in respect of the Term
Assets must be pursued  through  the  Trustee as a holder  thereof in the manner prescribed  with respect to the Term Assets.  There can be no assurance that the
Trustee  will be able to enforce any  contractual  obligation  against a Foreign
Government.  Additionally,  where  action  may be taken in  respect  of the Term
Assets only by a specified  percentage  of the holders of the  outstanding  debt securities,  the Trustee's  ability to influence  such action will be limited by the proportion of such securities held by the Trust.]

                        [Include for Alternative 3 only]

[General.  None  of the  Term  Assets  will  have  been  issued  pursuant  to an indenture,  and no trustee is provided for with respect to any Term Asset. There will generally be a fiscal agent ("Fiscal  Agent") for a GSE Issuer with respect to any related  Term Asset  whose  actions  will be governed by a fiscal  agency agreement.  A Fiscal  Agent is not a trustee  for the holders of the Term Assets and does not have the same  responsibilities or duties to act for the holders of a GSE's securities as would a trustee.

The  applicable  prospectus  supplement  will make  reference to any  disclosure documents  prepared in  connection  with the issuance of Terms Assets by Freddie
Mac or Fannie Mae.

Contractual and Statutory Restrictions. A GSE Issuer and the related Term Assets may be subject to  certain  contractual  and  statutory  restrictions  which may provide some protection to securityholders  against the occurrence or effects of certain specified events. In general,  each GSE is limited to such activities as will  promote  its  statutory  purposes as set forth in the  publicly  available information with respect to such issuer. See "Description of the Term Assets" in the related Prospectus Supplement.  A GSE's promotion of its statutory purposes, as well as its  statutory,  structural  and  regulatory  relationships  with the federal  government,  may cause or require such GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

Neither the United States or any agency  thereof is obligated to finance any GSE
Issuer's  operations  or to  assist  a GSE  Issuer  in any  manner.  Prospective purchasers  should consult the publicly  available  information  with respect to each GSE Issuer for a more detailed  description of the regulatory and statutory restrictions on the related GSE's activities.

Events of Default.  Term Assets  issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect thereto.  Such events of default  typically  include the following or variations thereof:  (i)  failure  by the  issuer  to pay an  installment  of  interest  or principal on the securities at the time required (subject to any specified grace period)  or to  redeem  any of the  securities  when  required  (subject  to any specified  grace  period);  (ii) failure by the issuer to observe or perform any covenant,  agreement or condition  contained in the  securities  or  authorizing legislation  or  regulation,  as the case may be,  which  failure is  materially adverse to security  holders and continues  for a specified  period after notice thereof;  and (iii) certain  events of insolvency or bankruptcy  with respect to the GSE Issuer.  The Term Assets will generally provide that upon the occurrence of an event of default the holders of not less than a  specified  percentage  of the  outstanding  securities  may declare all or a portion of the  principal and accrued  interest on the  outstanding  securities  immediately  due and payable, subject to the issuer's right to cure, if applicable.

Each Term Asset may include  some,  all or none of the  foregoing  provisions or variations  thereof or additional  events of default not discussed  herein.  The
Prospectus Supplement with respect to any Series of Securities will describe the events of default  under the Term Assets with respect to any  Concentrated  Term
Asset  ("Term Asset Events of Default")  and  applicable  remedies  with respect thereto.  With  respect  to any Trust  comprised  of a pool of  securities,  the applicable  Prospectus Supplement will describe certain common Term Asset Events of Default  with respect to such pool.  There can be no assurance  that any such provision  will  protect  the  Trust,  as a holder of the Term  Assets,  against losses.  If a Term Asset Event of Default  occurs and the Trustee as a holder of the Term  Assets is  entitled  to vote or take such other  action to declare the principal  amount of a Term Asset and any accrued and unpaid interest thereon to be due and payable,  the  Securityholders'  objectives  may differ from those of holders of other  securities  of the same  series and class as any Term Asset in determining whether to declare the acceleration of a Term Asset.]

Principal Economic Terms of Term Assets

The applicable  Prospectus Supplement will disclose the name of each Term Assets
Issuer  with  respect  to the  applicable  Series of  Securities.  In  addition, reference is made to the applicable  Prospectus  Supplement with respect to each
Series of Securities for a description of the following terms, as applicable, of any Concentrated  Term Asset: (i) the title and series of such Term Assets,  the aggregate  principal  amount,  denomination and form thereof;  (ii) whether such securities are senior or  subordinated  to any other  obligations of the issuer;
(iii) whether any of the  obligations are secured or unsecured and the nature of any collateral;  (iv) the limit, if any, upon the aggregate  principal amount of such  debt  securities;  (v) the dates on  which,  or the range of dates  within which,  the principal of (and premium,  if any, on) such debt securities will be payable; (vi) the rate or rates or the method of determination thereof, at which such Term Assets will bear interest,  if any ("Term Assets  Rate");  the date or dates from which such  interest  will  accrue  ("Term  Assets  Interest  Accrual
Periods");  and the dates on which such interest  will be payable  ("Term Assets
Payment  Dates");  (vii) the  obligation,  if any, of the Term Assets  Issuer to redeem the outstanding debt securities pursuant to any sinking fund or analogous provisions,  or at the option of a holder thereof,  and the periods within which or the dates on which,  the  prices at which and the terms and  conditions  upon which such debt securities may be redeemed or repurchased,  in whole or in part, pursuant to such  obligation;  (viii) the periods  within  which or the dates on which,  the  prices at which and the terms and  conditions  upon which such debt securities  may be redeemed,  if any, in whole or in part,  at the option of the
Term Assets  Issuer;  (ix)  whether the Term Assets were issued at a price lower than the principal amount thereof;  (x) if other than United States dollars, the foreign or composite currency in which such debt securities are denominated,  or in which payment of the  principal of (and  premium,  if any) or any interest on
such  Term  Assets  will  be  made  (the  "Term  Assets   Currency"),   and  the
circumstances,  if any,  when such  currency  of payment  may be  changed;  (xi)
material events of default or restrictive covenants provided for with respect to such Term  Assets;  (xii) the  rating  thereof,  if any;  and  (xiii)  any other material terms of such Term Assets.

With  respect  to a  Trust  comprised  of a pool  of Term  Assets,  the  related
Prospectus  Supplement will, to the extent applicable,  describe the composition of the Term Assets  pool as of the  Cut-off  Date,  certain  material  events of default  or  restrictive  covenants  common  to  the  Term  Assets,  and,  on an
aggregate,   percentage  or  weighted   average  basis,   as   applicable,   the
characteristics of the pool with respect to certain terms set forth above in the preceding  paragraph  and  any  other  material  terms  regarding  such  pool of securities.

Publicly Available Information

In  addition  to  the  foregoing,  the  applicable  Prospectus  Supplement  will describe,  with respect to each Concentrated  Term Assets Issuer,  the existence and type of certain  information  that is made  publicly  available by such Term
Assets  Issuer  regarding  such Term Asset or Term Assets (if such Term Asset or
Term  Assets  is or are  publicly  issued)  and  will  disclose  where  and  how prospective  purchasers of the  Securities  may obtain such  publicly  available information with respect to each such Term Assets Issuer.  Such information will typically  consist of such Term Assets  Issuer's  annual report,  which contains financial statements or similar financial information,  and can be obtained from the Commission, if so specified in the applicable Prospectus Supplement, or from the office of such Term  Assets  Issuer  identified  in the  related  Prospectus
Supplement.  However, the precise nature of such publicly available  information and where and how it may be  obtained  with  respect  to any given  Term  Assets
Issuer will vary, and, as described  above,  will be set forth in the applicable
Prospectus Supplement.

Other Deposited Assets

In addition to the Term Assets, the Company may also deposit into a given Trust, or the Trustee on behalf of the  Securityholders  of a Trust,  may enter into an agreement constituting or providing for the purchase of, to the extent described in the related  Prospectus  Supplement,  certain assets related or incidental to one or more of such Term Assets or to some other asset  deposited  in the Trust, including hedging contracts and other similar arrangements (such as puts, calls, interest rate swaps,  currency swaps, credit swaps,  default swaps, floors, caps and collars,  cash and assets ancillary or incidental to the foregoing or to the
Term Assets (including  assets obtained through  foreclosure or in settlement of claims with respect  thereto)  (all such assets for any given  Series,  together with the related Term Assets, the "Deposited Assets"). The applicable Prospectus
Supplement  will to the extent  appropriate  contain  analogous  disclosure with respect to the  foregoing  assets as referred to above with  respect to the Term
Assets.

The Deposited Assets for a given Series of Securities and the related Trust will not  constitute  Deposited  Assets for any other  Series of  Securities  and the related  Trust and the  Securities  of each Class of a given  Series  possess an equal and ratable interest in such Deposited Assets.  The applicable  Prospectus
Supplement may, however,  specify that certain assets constituting a part of the
Deposited  Assets relating to any given Series may be beneficially  owned solely by or deposited solely for the benefit of one Class or a group of Classes within such Series.  In such event,  the other  Classes of such Series will not possess any beneficial  ownership interest in those specified assets constituting a part of the Deposited Assets.

Credit Support

As  specified  in the  applicable  Prospectus  Supplement  for a given Series of
Securities,  the  Trust  for  any  Series  of  Securities  may  include,  or the
Securityholders  of such  Series (or any Class or group of Classes  within  such
Series)  may have the  benefit  of,  Credit  Support  for any  Class or group of
Classes  within  such  Series.  Such  Credit  Support  may  be  provided  by any combination of the following means described  below.  The applicable  Prospectus
Supplement will set forth whether the Trust for any Class or group of Classes of
Securities contains,  or the Securityholders of such Securities have the benefit of, Credit Support and, if so, the amount, type and other relevant terms of each element of Credit  Support with respect to any such Class or Classes and certain information with respect to the obligors of each such element.

Subordination.  As  discussed  below  under  "--Collections,"  the rights of the
Securityholders  of any given  Class  within a Series of  Securities  to receive collections  from the Trust for such Series and any Credit Support  obtained for the  benefit of the  Securityholders  of such  Series (or  Classes  within  such
Series) may be subordinated to the rights of the  Securityholders of one or more other Classes of such Series to the extent  described in the related  Prospectus
Supplement.  Such  subordination  accordingly  provides some  additional  credit support to those Securityholders of those other Classes. For example, its losses are realized during a given period on the Deposited  Assets relating to a Series of Securities such that the  collections  received  thereon are  insufficient to make all  distributions on the Securities of such Series,  those realized losses would be  allocated  to the  Securityholder  of any Class of such Series that is subordinated  to another Class,  to the extent and in the manner provided in the related  Prospectus  Supplement.  In addition,  if so provided in the applicable
Prospectus  Supplement,  certain amounts otherwise payable to Securityholders of any Class that is  subordinated to another Class may be required to be deposited into a reserve  account.  Amounts held in any reserve  account may be applied as described  below  under  "-Reserve  Accounts"  and  in  the  related  Prospectus
Supplement.

If so provided in the related Prospectus Supplement,  the Credit Support for any
Series or Class of Securities may include,  in addition to the  subordination of certain Classes of such Series and the  establishment of a reserve account,  any of the other forms of Credit Support  described  below.  Any such other forms of
Credit  Support that are solely for the benefit of a given Class will be limited to the extent necessary to make required distributions to the Securityholders of such Class or as otherwise  specified in the related Prospectus  Supplement.  In addition, if so provided in the applicable Prospectus Supplement, the obligor of any other forms of Credit Support may be reimbursed for amounts paid pursuant to such  Credit  Support  out of  amounts  otherwise  payable to one or more of the
Classes of the Securities of such Series.

Letter of Credit;  Surety Bond. The  Securityholders  of any Series (or Class or
group of Classes of  Securities  within such  Series)  may, if  specified in the applicable  Prospectus  Supplement,  have the  benefit of a letter or letters of credit (a "Letter of Credit")  issued by a bank (a "Letter of Credit Bank") or a surety bond or bonds (a "Surety  Bond") issued by a surety company (a "Surety").
In either  case,  the Trustee or such other person  specified in the  applicable
Prospectus  Supplement  will use its  reasonable  efforts to cause the Letter of
Credit or the Surety  Bond,  as the case may be, to be  obtained,  to be kept in full force and effect (unless  coverage  thereunder  has been exhausted  through payment of claims) and to pay timely the fees or premiums  therefor  unless,  as described  in the  related  Prospectus  Supplement,  the payment of such fees or premiums is otherwise  provided for. The Trustee or such other person  specified in the  applicable  Prospectus  Supplement  will make or cause to be made  draws under the Letter of Credit or the  Surety  Bond,  as the case may be,  under the circumstances  and to cover the amounts  specified in the applicable  Prospectus
Supplement.  Any amounts  otherwise  available under the Letter of Credit or the
Surety  Bond will be  reduced  to the  extent of any  prior  unreimbursed  draws thereunder.  The  applicable  Prospectus  Supplement  will  describe the manner, priority and source of funds by which any such draws are to be repaid.

In the event that the Letter of Credit Bank or the Surety, as applicable, ceases to satisfy any credit rating or other applicable  requirements  specified in the related Prospectus Supplement, the Trustee or such other person specified in the applicable  Prospectus  Supplement will use its reasonable  efforts to obtain or cause  to be  obtained  a  substitute  Letter  of  Credit  or  Surety  Bond,  as applicable,  or other form of credit enhancement  providing similar  protection, that  meets such  requirements  and  provides  the same  coverage  to the extent available for the same cost. There can be no assurance that any Letter of Credit
Bank or any Surety, as applicable, will continue to satisfy such requirements or that any such  substitute  Letter  of  Credit,  Surety  Bond or  similar  credit enhancement will be available  providing  equivalent coverage for the same cost.
To the extent not so available,  the credit  support  otherwise  provided by the
Letter of Credit or the  Surety  Bond (or  similar  credit  enhancement)  may be reduced  to the level  otherwise  available  for the same  cost as the  original
Letter of Credit or Surety Bond.

Reserve  Accounts.  If so  provided in the related  Prospectus  Supplement,  the
Trustee or such other person specified in the Prospectus Supplement will deposit or cause to be deposited into an account maintained with an eligible institution
(which may be the  Trustee) (a "Reserve  Account")  any  combination  of cash or permitted investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such Prospectus  Supplement.
In the  alternative  or in addition to such  deposit,  a Reserve  Account may be funded through application of a portion of collections received on the Deposited
Assets for a given Series of Securities, in the manner and priority specified in
the   applicable   Prospectus   Supplement   Amounts  may  be   distributed   to
Securityholders  of such Class or group of Classes within such Series, or may be used for other purposes, in the manner and to the extent provided in the related
Prospectus Supplement. Amounts deposited in any Reserve Account will be invested in certain  permitted  investments by, or at the direction of, the Trustee,  the
Company or such other person named in the related Prospectus Supplement.

Other Credit Support. If so provided in the related Prospectus  Supplement,  the
Trust may include,  or the  Securityholders of any Series (or any Class or group of Classes  within such  Series)  may have the benefit of, one or more  interest rate, currency, securities,  commodity or credit swaps, caps, floors, collars or options.  The Prospectus  Supplement will identify the  counterparty to any such instrument and will provide a description of the material terms thereof.

Collections

The Trust Agreement will establish procedures by which the Trustee or such other person specified in the Prospectus  Supplement is obligated,  for the benefit of the  Securityholders  of each Series of  Securities,  to administer  the related
Deposited  Assets,  including  making  collections of all payments made thereon, depositing  from time to time  prior to any  applicable  Distribution  Date such collections into a segregated account maintained or controlled by the applicable
Trustee  for the  benefit of such  Series  (each a  "Certificate  Account").  An
Administration  Agent, if any is appointed pursuant to the applicable Prospectus
Supplement,  will direct the Trustee,  and  otherwise  the Trustee will make all determinations,  as to the appropriate application of such collections and other amounts  available  for  distribution  to the payment of any  administrative  or collection  expenses  (such  as  any  administrative  fee)  and  certain  Credit
Support-related ongoing fees (such as insurance premiums,  letter of credit fees or any  required  account  deposits)  and to the payment of amounts then due and owing on the Securities of such Series (and Classes within such Series),  all in the manner and priorities  described in the related Prospectus  Supplement.  The applicable  Prospectus  Supplement  will  specify  the  collection  periods,  if applicable,  and  Distribution  Dates for a given Series of  Securities  and the
particular   requirements   relating  to  the   segregation  and  investment  of
collections received on the Deposited Assets during a given collection period or on or by  certain  specified  dates.  There  can be no  assurance  that  amounts received  from the  Deposited  Assets and any Credit  Support  obtained  for the benefit of Securityholders for a particular Series or Class of Securities over a specified  period will be  sufficient,  after payment of all prior  expenses and fees for such  period,  to pay  amounts  then due and owing to  holders  of such
Securities.  The applicable Prospectus Supplement will also set forth the manner and priority by which any Realized  Loss will be allocated  among the Classes of any Series of Securities, if applicable.

The relative  priorities of  distributions  with respect to collections from the assets of the Trust  assigned  to Classes of a given  Series of  Securities  may permanently  or  temporarily  change  over time upon the  occurrence  of certain circumstances  specified in the applicable Prospectus Supplement.  Moreover, the applicable  Prospectus  Supplement  may specify that the  relative  distribution priority  assigned to each Class of a given  Series for  purposes of payments of certain  amounts,  such  as  principal,  may  be  different  from  the  relative distribution priority assigned to each such Class for payments of other amounts, such as interest or premium.

                            DESCRIPTION OF INDENTURE

General

The following summary of material provisions of the Indenture and the Notes does not purport to be complete  and such  summary is  qualified  in its  entirety by reference  to the  detailed  provisions  of the  form of  Indenture  filed as an exhibit to the Registration Statement.  The applicable Prospectus Supplement for a Series  of Notes  will  describe  any  applicable  material  provision  of the
Indenture or the Notes that is not described  herein.  Wherever defined terms of the  Indenture are referred to, such defined  terms are  incorporated  herein by reference as part of the statement  made,  and the statement is qualified in its entirety by such reference.

Pledge of Deposited Assets

At the time of issuance of any Series of Notes,  the  applicable SPV will pledge and assign  the Term  Assets  transferred  to it by the  Company,  and any other
Deposited  Assets  specified  in  the  Prospectus  Supplement,  to  the  related
Indenture  Trustee,  together with all principal,  premium (if any) and interest received  by or on  behalf  of the  applicable  SPV on or with  respect  to such
Deposited  Assets after the cut-off date specified in the Prospectus  Supplement
(the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date, and other than the Retained  Interest,  if specified in the Prospectus Supplement. The Indenture Trustee will, concurrently with such pledge assignment, deliver the Notes to the applicable SPV. Each Deposited Asset will  be  identified  in a  schedule  appearing  as an  exhibit  to  the  series supplement to the  Indenture.  Such schedule  will include  certain  statistical information  with  respect to each of the Term  Assets and each other  Deposited
Asset as of the Cut-off  Date,  and in the event any Term Asset  represents  ten percent  or  more of the  total  Term  Assets  with  respect  to any  Series  of
Securities,  such schedule will include,  to the extent applicable,  information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto,  the maturity or term thereof,  the rating, if any, thereof and certain other information with respect thereto.

In addition,  the  applicable SPV will,  with respect to each  Deposited  Asset, deliver to the Indenture Trustee (or to the custodian  hereinafter  referred to)
all documents  necessary to transfer  ownership of such  Deposited  Asset to the
Indenture  Trustee.  The Indenture  Trustee (or a custodian or the Administrator
(defined  below))  will review (or cause to be  reviewed)  such  documents  upon receipt  thereof  or  within  such  period  as is  permitted  in the  Prospectus
Supplement,  and the Trustee (or such  custodian)  will hold such  documents  in trust for the benefit of the Noteholders.

Certain Covenants

The  applicable  SPV (the  "Issuer") may not liquidate or dissolve,  without the consent of the holders of at least 66 2/3 % of the Voting  Rights of each Series of Notes.  The Issuer also may not  consolidate  or merge with or into any other
Person or convey or  transfer  its  properties  and assets  substantially  as an entirety unless (i) such consolidation or merger shall have been consented to by holders of at least 66 2/3% of the Voting  Rights or each Series of Notes,  (ii)
the Person (if other than the Issuer) formed in or surviving such transaction or acquiring such assets is a Person  organized under the laws of the United States of  America  or any State and shall  have  expressly  assumed,  by  supplemental indenture in form  satisfactory to the Indenture  Trustee,  the due and punctual payment of principal of and interest on all Notes and the  performance  of every applicable  covenant of the  Indenture  to be  performed  by the  Issuer,  (iii)
immediately  after  giving  effect to such  transaction,  no Default or Event of
Default shall have occurred and be continuing,  (iv) the Indenture Trustee shall have received a letter from each Rating Agency rating any  outstanding  Notes to the  effect  that the rating  issued  with  respect  to such Notes is  confirmed notwithstanding  the  consummation  of such  transaction  and (v) the  Indenture
Trustee  shall have  received  from the Issuer an Officer's  Certificate  and an
Opinion  of  Counsel,  each  to  the  effect  that,  among  other  things,  such transaction complies with the foregoing requirements.  "Voting Rights" evidenced by any Note will be the  portion  of the  voting  rights of all the Notes in the related  Series  allocated  in the manner  described  in the related  Prospectus
Supplement.

The Issuer may not incur, assume, have outstanding or guarantee any indebtedness except  pursuant to the Indenture and subject to the conditions and  limitations set forth therein.

Modification of Indenture

Except as set forth  below,  with the  consent of the holders of not less than a majority of the Voting Rights of each Series or Class of such Series of Notes to be affected,  the  Indenture  Trustee and the Issuer may amend the  Indenture or execute a supplemental indenture to add provisions to or change or eliminate any provisions of the Indenture  relating to such Series or modify the rights of the holders of the Notes of that Series.

Without the consent of the holder of each outstanding  Note affected,  except as provided below,  no such amendment or supplemental  indenture may (i) change any
Distribution Date or the Final Scheduled Distribution Date of any Note or reduce the  principal  amount  thereof,  the  Note  Interest  Rate  for any Note or the
Redemption Price with respect thereto, or change the provisions of the Indenture relating to the  application  of the Trust  Estate to payment of principal of or interest on the affected  Notes,  or change any place of payment  where,  or the coin or currency in which, any affected Note or any interest thereon is payable, or impair the right to institute  suit for the  enforcement of the provisions of the Indenture regarding payment,  (ii) reduce the percentage of Voting Rights of the Notes of the affected  Series (or Class of such Series),  the consent of the holders  of  which  is  required  for  the  authorization  of any  amendment  or supplemental  indenture or for any waiver of compliance with certain  provisions of the Indenture or certain defaults  thereunder and their  consequences,  (iii)
modify or alter the provisions of the Indenture defining the term "Outstanding,"
(iv) permit the  creation of any lien  ranking  prior to or on a parity with the lien of the  Indenture  with respect to any part of the property  subject to the lien of the  Indenture or terminate the lien of the Indenture on any property at any time  subject  thereto  or deprive  the  holder of any Note of the  security afforded by the lien of the  Indenture,  (v) reduce the percentage of the Voting
Rights of the Notes of any Series (or Class of such Series),  the consent of the holders of which is required to direct the  Indenture  Trustee to liquidate  the
Deposited  Assets for such Series (or Class of such Series),  (vi) modify any of the provisions of the Indenture if such modification  affects the calculation of the amount of any payment of interest or  principal  due and payable on any Note on any Distribution  Date or to affect the rights of the holders of Notes of any
Series  (or Class of such  Series)  to the  benefit  of any  provisions  for the mandatory  redemption  of Notes of such Series (or Class of such  Series) to the benefit of any provisions  for the mandatory  redemption of Notes of such Series
(or Class of such Series) contained  therein,  or (vii) modify the provisions of the Indenture regarding any modifications of such Indenture requiring consent of the holders of Notes,  except to increase  the  percentage  or number of holders required to consent to such  modification  of such  Indenture or to provide that additional  provisions of the Indenture cannot be modified or waived without the consent of the holder of each Note affected thereby.

The Issuer and the Indenture  Trustee may also amend the Indenture or enter into supplemental indentures, without obtaining the consent of holders of any Series, to cure any ambiguity or to correct or supplement any provision of the Indenture or any  supplemental  indenture which may be defective or inconsistent  with any other  provision,  or to make or to amend any other  provisions  with respect to matters or questions arising under the Indenture or any supplemental  indenture, provided that such action shall not materially adversely affect the interests of the holders of the Notes. Such amendments may also be made and such supplemental indenture  may also be entered  into without the consent of  Noteholders  to set forth  the  terms  of and  security  for  additional  Series,  to  evidence  the succession  of  another  person  to  the  Issuer,  to  add  to  the  conditions, limitations and  restrictions on certain terms of any Series and to covenants of the Issuer,  to surrender any right or power conferred on the Issuer, to convey, transfer,  assign,  mortgage or pledge any property to the Indenture Trustee, to correct or amplify the  description  of any property  subject to the lien of the
Indenture,  to modify  the  Indenture  to the  extent  necessary  to effect  the
Indenture  Trustee's  qualification  under the Trust  Indenture  Act of 1939, as amended or comply with the  requirements  of the Trust Indenture Act, to provide for the  issuance of Notes of any Series,  to make any  amendment  necessary  or desirable to maintain  the federal  income tax status of the Issuer and to amend the  provisions of the Indenture  relating to  authentication  and delivery of a
Series with respect to which a supplemental  indenture has not theretofore  been authorized  or to evidence and provide for the  acceptance of  appointment  by a successor trustee.

Events of Default

An Event of Default  with  respect to any Series is defined in the  Indenture as being: (i) a continuing  default for five days in the payment of interest on any
Note of such Series;  (ii) a continuing  default for five days in the payment of principal  when due of any Note of such  Series;  (iii)  the  impairment  of the validity or  effectiveness  of the  Indenture  or any grant  thereunder,  or the subordination,  termination  or  discharge  of the  lien of the  Indenture  with respect to such  Series,  or the  release of any Person  from any  covenants  or obligations  under the Indenture with respect to such Series,  unless  otherwise expressly  permitted,  or the creation of any lien,  charge,  security interest, mortgage or other  encumbrance  with respect to any part of the property subject to the lien of the  Indenture,  or any interest in or proceeds of such property, unless  otherwise  expressly  permitted,  or  the  failure  of the  lien  of the
Indenture to constitute a valid first priority security interest in the property subject  to the  lien  of the  Indenture  and  the  continuation  of any of such defaults  for a period of 30 days after  notice to the  Issuer by the  Indenture
Trustee or to the Issuer and the  Indenture  Trustee by the  holders of at least
25% of the Voting Rights of such Series; (iv) a default in the observance of, or breach  of,  any  covenant  or  negative  covenant  of the  Issuer  made  in the
Indenture,  or a material breach of any representation or warranty of the Issuer made in the Indenture or in any certificate or other document delivered pursuant thereto or in connection  therewith as of the time when the same shall have been made, and the continuation of any such default or breach for a period of 60 days after  notice to the  Issuer by the  Indenture  Trustee or to the Issuer and the
Indenture  Trustee by the  holders of at least 25% of the Voting  Rights of such
Series  (unless  the  default or breach is with  respect  to  certain  covenants specified in the Indenture not requiring such  continuation or notice);  and (v)
certain events of bankruptcy, insolvency,  receivership or reorganization of the
Issuer.  Notwithstanding  the  foregoing,  if  a  Series  includes  a  Class  of subordinated  Notes,  the  Indenture  for such a Series may provide that certain defaults  which relate only to such  subordinated  Notes will not  constitute an
Event of Default with respect to the Notes, under certain circumstances,  and it may limit the rights of holders of  subordinated  Notes to direct the  Indenture
Trustee to pursue  remedies  with respect to such  defaults,  or other Events of
Default.  Such limitations,  if any, will be specified in the related Prospectus
Supplement.

If an Event of Default with respect to any Series occurs and is continuing,  the
Indenture Trustee may, and on the written request of the holders of at least 25%
of the Voting Rights of such Series  shall,  declare all Notes of such Series to be due and payable,  together  with accrued and unpaid  interest  thereon.  Such declaration  may in  certain  circumstances  be  rescinded  by the  holders of a majority of the Voting Rights of such Series.

The Indenture  provides that the Indenture  Trustee shall,  within 90 days after the  occurrence  of an Event of Default  with  respect to a Series,  mail to the holders  of such  Series  of all  uncured  or  unwaived  defaults  known  to it, provided,  however,  that (a)  except in the case of an Event of  Default in the payment of the  principal  or purchase  price of or  interest  on any Note,  the
Indenture Trustee shall be protected in withholding such notice if it determines in good faith that the  withholding  of such  notice is in the  interest  of the
Noteholders of such Series,  and (b) in the case of default  specified in clause
(iv) of the  first  paragraph  of  this  "Events  of  Default"  subsection,  the
Indenture  Trustee is not  required to give such  notice  until at least 30 days after the  occurrence  of such  default or breach  and that,  in the case of any default or breach specified in clause (v) of the first paragraph of this "Events of Default"  subsection,  the  Indenture  Trustee is not required to give notice until at least 60 days after the occurrence of such default or breach.

An Event of Default with respect to one Series will not  necessarily be an Event of Default  with  respect  to any other  Series,  but an Event of  Default  with respect to one Class of a Series  shall be an Event of Default  with  respect to all Classes of such Series.

If, following an Event of Default with respect to any Series,  the Notes of such
Series have been declared to be due and payable,  the  Indenture  Trustee in its sole discretion may, but shall not be obligated to refrain from  liquidating the related  Deposited  Assets  if (i) the  Indenture  Trustee  determines  that the amounts  receivable with respect to such Deposited  Assets will be sufficient to pay (a) all  principal  of and  interest on the Notes in  accordance  with their terms without regard to the declaration of acceleration and (b) all sums due the
Indenture Trustee and any other administrative amounts required to be paid under the Indenture and (ii) holders of the requisite  percentage of the Notes of such
Series have not directed  the  Indenture  Trustee to sell the related  Deposited
Assets as so specified in the Indenture.  In addition,  the Indenture Trustee is prohibited  from selling the Trust Estate  following  certain  Events of Default unless (a) the amounts  receivable with respect to the Deposited  Assets are not sufficient to pay in full the principal of and accrued  interest on the Notes of such Series, and to pay sums due the Indenture Trustee and other  administrative expenses  specified  in the  Indenture  and the  Indenture  Trustee  obtains the consent of holders  of 66-2/3 % of the Voting  Rights of such  Series or (b) the
Indenture  Trustee  obtains  the  consent of 100% of the  Voting  Rights of such
Series.  The  proceeds  of a sale of assets  will be applied  to the  payment of amounts due the Indenture Trustee and other administrative expenses specified in the Indenture and then distributed pro rata among the Noteholders of such Series
(without regard to Class,  provided that subordinated  notes will be subordinate to senior Notes of the Series to the extent  provided in the related  Prospectus
Supplement)  according to the amounts due and payable on the Notes for principal and interest at the time such proceeds are distributed by the Indenture Trustee.

The Indenture  Trustee will not deemed to have knowledge of any Event of Default or default described in clauses (iv) through (vi) of the first paragraph of this
"Events of  Default"  subsection  unless an officer in the  Indenture  Trustee's corporate  trust  department  has  actual  knowledge  thereof.  Subject  to  the provisions of the Indenture relating to the duties of the Indenture Trustee,  in case an Event of Default shall occur and be  continuing,  the Indenture  Trustee will be under no  obligation  to exercise  any of the rights or powers under the
Indenture  at the request or direction  of any of the  Noteholders  of a Series, unless such Noteholders shall have offered to the Indenture  Trustee  reasonable security  or  indemnity.  Subject to such  provisions  for  indemnification  and certain limitations  contained in the Indenture the holders of a majority of the
Voting  Rights  of a  Series  (or of  such  Classes  specified  in  the  related
Prospectus  Supplement) will have the right to direct the time, method and place of conducting any proceeding for any remedy  available to the Indenture  Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Series. In addition,  the holders of a majority of the Voting Rights of a
Series (or of such Classes specified in the related Prospectus  Supplement) may, in certain  cases,  waive any  default  with  respect to such  Series,  except a default in payment  of  principal  or  interest  or in respect of a covenant  or provision  which  cannot be  modified  without  the  consent of all  Noteholders affected.

Remedies of Noteholders

Any holder of Notes of a Series will have the right to institute any  Proceeding with respect to the applicable  Indenture,  subject to the following conditions:
(i) such holder  previously has given to the Indenture Trustee written notice of a  continuing  Event of Default  with respect to such Series and has offered the
Indenture Trustee satisfactory indemnity, (ii) the holders of not less than 25%
of the Voting  Rights of such Series have made written  request on the Indenture
Trustee to institute such  Proceeding and have offered  satisfactory  indemnity,
(iii) the  Indenture  Trustee  has,  for 60 days after  receipt of such  notice, request and offer of  indemnity,  failed to institute any such  Proceeding,  and
(iv) no direction  inconsistent  with such written request has been given to the
Indenture  Trustee during such 60-day period by the holders of a majority of the
Voting Rights of such Series;  provided,  however, that if the Indenture Trustee receives  conflicting  requests  and  indemnities  from  two or more  groups  of
Noteholders each  representing less than a majority of the Voting Rights of such
Series,  the Indenture Trustee may in its sole discretion  determine what action with respect to the Proceeding,  if any, shall be taken; and provided,  further, that the right of any  Noteholder to institute  suit for the  enforcement of any payment with respect to its Note,  on or after the date on which such payment is due, shall not be impaired without the consent of such holder.

Reports to Noteholders

The  Indenture  Trustee  will  prepare  and forward to each  Noteholder  on each
Distribution  Date  (whether or not such  Noteholder  receives a payment on such date), or as soon thereafter as is  practicable,  a statement  setting forth, to the extent applicable to any Series, among other things:

          (i)  with  respect  to a  Series,  the  amount  of  such  distribution allocable to principal on the Deposited Assets,  separately identifying the aggregate amount of any redemptions or prepayments included therein;

          (ii)  with  respect  to a  Series,  the  amount  of such  distribution allocable  to  interest  on  the  Deposited  Assets;  (iii)  the  aggregate outstanding  principal balance of the Deposited Assets as of the opening of business  on  the  immediately  following  date,  after  giving  effect  to distributions allocated to principal reported under (i) above;

          (iv) the aggregate  outstanding  principal amount of the Notes of such
     Series  as of the  immediately  following  date,  after  giving  effect  to distributions  allocated  to  principal  reported  under  (i) above and the payment on such Distribution Date;

          (v) in the case of Floating  Rate  Securities,  the Note Interest Rate applicable to the distribution being made;

          (vi) if applicable,  the amount of any shortfall (i.e., the difference between the aggregate  amounts of principal and interest which  Noteholders would have received if there were sufficient  available funds to distribute and the amounts actually distributed);

          (vii) in the  case of any  Credit  Support  described  in the  related
     Prospectus Supplement,  the amount of coverage of such Credit Support as of the close of business on the applicable Distribution Date;

          (viii) in the case of any Series which  includes  subordinated  Notes, the subordinated  amount, if any, determined as of the related Distribution
     Date and if the  distribution  of the holders of senior  Notes is less than their required distribution, the amount of the shortfall;

          (ix) the amount of any withdrawal from any applicable  Reserve Account included in amounts  actually  distributed to Noteholders and the remaining balance of the Reserve Account,  if any, on such  Distribution  Date, after giving effect to distributions made on such date; and

          (x) such other information as may be specified in the Indenture.

In addition,  within a reasonable  period of time after the end of each calendar year,  the  Indenture  Trustee will furnish to each  Noteholder of record at any time during such calendar year: (A) the aggregate of amounts  reported  pursuant to (i) through  (iii),  (vi), and (xi) above for such calendar year and (B) such information  specified in the Indenture to enable  Noteholders  to prepare their tax returns,  including  the amount of original  issue  discount  accrued on the
Notes, if applicable.  Information in the  Distribution  Date reports and annual reports  provided to the  Noteholders  will not have been  examined and reported upon by an independent public accountant.

Authentication and Delivery of Notes

The Issuer may from time to time deliver  Notes  executed by it to the Indenture
Trustee and order that the Indenture  Trustee  authenticate  such Notes.  On the receipt of such Notes and such order and subject to the Issuer's compliance with certain  conditions  specified  in the  Indenture,  the  Indenture  Trustee will authenticate  and  deliver  such Notes as the Issuer may direct.  The  Indenture
Trustee will be  authorized to appoint an  Authenticating  Agent for purposes of authenticating and delivering the Series of Notes.

Satisfaction and Discharge of the Indenture

The Indenture  will be discharged as to a Series (except with respect to certain continuing  rights  specified in the  Indenture),  (i)(a) on the delivery to the
Indenture Trustee for cancellation of all of the Notes of such Series other than
Notes which have been  mutilated,  lost or stolen and have been replaced or paid and Notes  for which  money  has been  deposited  in trust for the full  payment thereof (and thereafter  repaid to the Issuer and discharged from such trust) as provided in the  Indenture,  or (b) at such time as all Notes of such Series not previously  cancelled by the Indenture Trustee have become,  or, within one year will become,  due and payable or called for redemption and the Issuer shall have deposited  with the Indenture  Trustee an amount  sufficient to repay all of the
Notes and (ii) the Issuer shall have paid all other  amounts  payable  under the
Indenture with respect to such Series.

Annual Compliance Statements

The Issuer  will be  required  to file  annually  with the  Indenture  Trustee a written statement as to fulfillment of its obligations under the Indenture.

If so provided in the  applicable  Prospectus  Supplement,  the  Indenture  will provide that on or before a specified  date in each year, a firm of  independent public  accountants  will  furnish a statement to the  Indenture  Trustee to the effect that such firm has examined certain documents and records relating to the administration  of the Deposited  Assets during the related 12-month period (or, in the case of the first such  report,  the period  ending on or before the date specified in the  Prospectus  Supplement,  which date shall not be more than one year after the related Original Issue Date) and that, on the basis of accounting and auditing  procedures  considered  appropriate under the circumstances,  such firm is of the opinion that such administration was conducted in compliance with the terms of the  Indenture,  except  for such  exceptions  as such  firm  shall believe to be immaterial and such other exceptions as shall be set forth in such report.

The  Indenture  will also  provide for  delivery  to the Issuer,  on or before a specified  date in each year, of an annual  statement  signed by two officers of the Indenture Trustee to the effect that the Indenture Trustee has fulfilled its obligations  under the Indenture  throughout  the preceding year with respect to any Series of Notes.

Copies  of  the  annual  issuer's  statement,  accountants'  statement  and  the statement of officers of the  Indenture  Trustee may be obtained by  Noteholders without  charge upon written  request to either the  Indenture  Trustee,  at the address set forth in the related Prospectus Supplement.

Pass Through of Voting Rights

The Indenture  Trustee shall seek  instructions  from Noteholders of a Series in connection  with any vote,  consent or waiver required in respect of any related
Deposited Asset. The Indenture  Trustee shall direct any action or cast any vote as the holder of such Deposited Asset in proportion to the aggregate outstanding principal  amount  of  Notes  held by  Noteholders  of such  Series  taking  the corresponding position. The Prospectus Supplement will specify whether and under what circumstances voting in such cases will be by Class.

List of Noteholders

Three or more  holders  of a Series  that have each owned the Notes for at least six months may, by written application to the Indenture Trustee,  request access to the list  maintained  by the  Indenture  Trustee  of all  holders of the same
Series  or of all  Notes,  as  specified  in the  request,  for the  purpose  of communicating  with other  Noteholders  with  respect to their  rights under the
Indenture.  The Indenture Trustee may choose not to give such Noteholders access to the list of Noteholders if it wishes to mail the  communication  on behalf of the  requesting  Noteholders,  at  their  expense,  to all  Noteholders.  If the
Indenture  Trustee objects to the proposed  mailing on the grounds that it would be  contrary  to  the  best  interests  of the  Noteholders  or a  violation  of applicable  law, it may request  permission  from the Commission not to make the proposed mailing.

Meetings of Noteholders

Meetings of  Noteholders  may be called at any time and from time to time to (i)
give any notice to the Issuer or to the Indenture  Trustee,  give  directions to the Indenture Trustee,  consent to the waiver of any Default or Event of Default under the  Indenture,  or to take any  other  action  authorized  to be taken by
Noteholders in connection  therewith,  (ii) remove the Indenture  Trustee and to appoint a  successor  Indenture  Trustee,  (iii)  consent  to the  execution  of supplemental  indentures or (iv) take any other action authorized to be taken by or on behalf of the Noteholders of any specified percentage of the Voting Rights of the Notes. Such meetings may be called by the Indenture  Trustee,  the Issuer or by the holders of 10% in Voting Rights of any such Series.

Indenture Trustee's Annual Report

The  Indenture  Trustee will be required to mail each year to all  Noteholders a brief report relating to its eligibility  and  qualification  to continue as the
Indenture  Trustee  under the  Indenture,  any amounts  advanced by it under the
Indenture  which remain unpaid on the date of the report,  the amount,  interest rate and maturity date of certain indebtedness owing by the Issuer (or any other obligor on such Series) to the Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee as such, any release or releases and  substitution  of property  subject to the lien of the Indenture which has not been  previously  reported,  any additional  issuance of Notes not previously  reported  and any action  taken by it which  materially  affects the
Notes and which has not been previously reported.

The Indenture Trustee

The Indenture  Trustee will be a bank or trust company qualified under the Trust
Indenture Act and named in the Prospectus  Supplement  related to a Series.  The
Issuer may  maintain  other  banking  relationships  in the  ordinary  course of business with the Indenture Trustee.  The Indenture  Trustee's  "Corporate Trust
Office"  will be  specified  in the  Prospectus  Supplement,  or at  such  other addresses as the Indenture  Trustee may designate from time to time by notice to the Noteholders and the Issuer. With respect to the presentment and surrender of
Notes for final payment of principal in retirement  thereof on any  Distribution
Date (or any redemption date,  special  distribution date or special  redemption date) and, with respect to any other presentment and surrender of such Notes and for all other purposes such Notes may be presented at the Corporate Trust Office of the Indenture  Trustee or at the office of the Issuer's  paying agent,  which will be specified in the Prospectus Supplement.

                         DESCRIPTION OF TRUST AGREEMENT

General

The following  summary of material  provisions of the Trust  Agreement  does not purport  to be  complete  and such  summary  is  qualified  in its  entirety  by reference to the detailed  provisions of the form of Trust Agreement filed as an exhibit to the Registration Statement.  The applicable Prospectus Supplement for a Series of Certificates will describe any applicable  material provision of the
Trust  Agreement or the  Certificates  that is not  described  herein.  Wherever defined  terms of the Trust  Agreement  are referred to, such defined  terms are incorporated  herein  by  reference  as  part  of the  statement  made,  and the statement is qualified in its entirety by such reference.

Assignment of Deposited Assets

At the time of issuance of any Series of  Certificates,  the Company  will cause the Term Assets to be included in the  related  Trust,  and any other  Deposited
Asset  specified  in the  Prospectus  Supplement,  to be assigned to the related
Trustee, together with all principal,  premium (if any) and interest received by or on behalf of the Company on or with  respect to such  Deposited  Assets after the cut-off date specified in the Prospectus  Supplement  (the "Cut-off  Date"),
other than principal, premium (if any) and interest due on or before the Cut-off
Date,  and other than the Retained  Interest,  if  specified  in the  Prospectus
Supplement.  The Trustee will,  concurrently  with such assignment,  deliver the
Certificates  to the Company in exchange  for certain  assets to be deposited in the Trust. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the Series  Supplement  to the Trust  Agreement.  Such  schedule will include certain statistical  information with respect to each of the Term Assets and each other Deposited Asset as of the Cut-off Date, and in the event any Term
Asset  represents  ten percent or more of the total Term Assets with  respect to
any  Series  of  Certificates,   such  schedule  will  include,  to  the  extent
applicable,  information  regarding  the payment  terms  thereof,  the  Retained
Interest,  if any,  with  respect  thereto,  the maturity or term  thereof,  the rating, if any, thereof and certain other information with respect thereto.

In addition,  the Company will, with respect to each Deposited Asset, deliver or cause to be delivered to the Trustee (or to the custodian  hereinafter  referred
to) all documents necessary to transfer ownership of such Deposited Asset to the
Trustee. The Trustee (or a custodian or the Administrator  (defined below)) will review (or cause to be reviewed) such  documents upon receipt  thereof or within such period as is permitted in the  Prospectus  Supplement,  and the Trustee (or
such  custodian)  will  hold such  documents  in trust  for the  benefit  of the
Certificateholders.

With respect to certain types of Deposited  Assets  specified in the  applicable
Prospectus  Supplement (only if and to the extent provided  therein) if any such document  is found to be missing  or  defective  in any  material  respect,  the
Trustee (or such custodian or the  Administrator)  shall immediately  notify the
Administrative  Agent, if any, and the Company and the Administrative  Agent, if
any, and otherwise the Trustee shall immediately  notify the relevant person who sold  the  applicable  Deposited  Asset  to  the  Company  (a  "Deposited  Asset
Provider").  To the extent specified in the applicable Prospectus Supplement, if the Deposited  Asset Provider cannot cure such omission or defect within 60 days after receipt of such notice,  the Deposited  Asset  Provider will be obligated, within 90 days of receipt of such notice,  to repurchase  the related  Deposited
Asset  from the Trust at the  Purchase  Price (as  defined  herein) or provide a substitute for such Deposited Asset.  There can be no assurance that a Deposited
Asset Provider will fulfill its repurchase or substitution obligation.  Although the  Administrative  Agent, if any, or otherwise an Administrator,  on behalf of the Trustee is obligated  to use its best  efforts to enforce  such  obligation, neither  such  Administrative  Agent  nor  the  Company  will  be  obligated  to repurchase  or  substitute  for  such  Deposited  Asset if the  Deposited  Asset
Provider  defaults  on its  obligation.  When  applicable,  this  repurchase  or
substitution   obligation   constitutes   the  sole  remedy   available  to  the
Certificateholders  or the Trustee for omission of, or a material  defect in, or
failure  to   provide,   a   constituent   document,   and  the  Trust  and  the
Securityholders shall not have any continuing direct or indirect liability under the Trust  Agreement  as sellers of the  assets of the Trust in  enforcing  such obligation.

Each of the Company and the  Administrative  Agent,  if any,  will make  certain representations  and  warranties  regarding its authority to enter into, and its ability to perform its obligations under, the Trust Agreement.  Upon a breach of any such representation of the Company or any such Administrative  Agent, as the case may be,  which  materially  and  adversely  affects  the  interests  of the
Certificateholders,  the Company or any such Administrative Agent, respectively, will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

General.  With respect to any Series of Certificates,  the Trustee or such other
person   specified  in  the  Prospectus   Supplement   directly  or  through  an
Administrator,  will make reasonable  efforts to collect all scheduled  payments under  the  Deposited  Assets  and will  follow  or cause  to be  followed  such collection  procedures,  if any, as it would follow with  respect to  comparable financial assets that it held for its own account, provided that such procedures are consistent with the Trust Agreement and any related instrument governing any
Credit Support  (collectively,  the "Credit Support  Instruments")  and provided that,  except as  otherwise  expressly  set forth in the  applicable  Prospectus
Supplement,  it  shall  not be  required  to  expend  or risk  its own  funds or otherwise incur personal financial liability.

Sub-Administration.  Any  Trustee  or  Administrative  Agent  may  delegate  its obligations  in  respect  of the  Deposited  Assets to third  parties  they deem qualified  to perform  such  obligations  (each,  an  "Administrator"),  but the
Trustee or  Administrative  Agent will  remain  obligated  with  respect to such obligations under the Trust Agreement.  Each  Administrator  will be required to perform the customary  functions of an  administrator  of  comparable  financial
assets,  including,  if  applicable,   collecting  payments  from  obligors  and
remitting  such  collections  to the  Trustee;  maintaining  accounting  records relating to the Deposited Assets; attempting to cure defaults and delinquencies;
and enforcing any other  remedies with respect  thereto all as and to the extent provided in the applicable Administration Agreement (as defined herein).

The agreement between any  Administrative  Agent or Trustee and an Administrator
(an  "Administration  Agreement") will be consistent with the terms of the Trust
Agreement and such assignment to the  Administrator by itself will not result in a withdrawal or  downgrading of the rating of any Class of  Certificates  issued pursuant to the Trust Agreement.  With respect to any  Administration  Agreement
between  an   Administrative   Agent  and  an   Administrator,   although   such
Administration  Agreement will be a contract solely between such  Administrative
Agent and the  Administrator,  the Trust Agreement pursuant to which a Series of
Certificates is issued will provide that, if for any reason such  Administrative
Agent for such Series of Certificates is no longer acting in such capacity,  the
Trustee or any successor Administrative Agent must recognize the Administrator's rights and obligations under each Administration Agreement.

The Administrative  Agent or Trustee,  as applicable,  will be solely liable for all  fees  owed  by  it  to  any  Administrator,  irrespective  of  whether  the compensation of the Administrative Agent or Trustee, as applicable,  pursuant to the Trust  Agreement with respect to the particular  Series of  Certificates  is sufficient  to pay  such  fees.  To  the  extent  set  forth  in the  Prospectus
Supplement and the related Administration  Agreement, each Administrator will be reimbursed  by the  Administrative  Agent,  if any, or otherwise the Trustee for
certain  expenditures  which  it  makes,   generally  to  the  same  extent  the
Administrative  Agent or Trustee,  as applicable,  would be reimbursed under the terms of the Trust Agreement relating to such Series. See "-- Retained Interest,
Administrative Agent Compensation and Payment of Expenses."

The   Administrative   Agent  or  Trustee,   as  applicable,   may  require  any
Administrator  to agree to indemnify  the  Administrative  Agent or Trustee,  as applicable,  for any  liability or  obligation  sustained by the  Administrative
Agent or Trustee, as applicable, in connection with any act or failure to act by the Administrator.

Realization upon Defaulted  Deposited Assets.  As administrator  with respect to the Deposited Assets, the Trustee (or an Administrator on its behalf), on behalf of the Certificateholders of a given Series (or any Class or Classes within such
Series), will present claims under each applicable Credit Support Instrument and will take such reasonable steps as are necessary to receive payment or to permit recovery  thereunder with respect to defaulted Deposited Assets. All collections by or on behalf of the Trustee or Administrative  Agent under any Credit Support
Instrument  are to be deposited in the Security  Account for the related  Trust, subject to withdrawal as described above.

If recovery  on a defaulted  Deposited  Asset under any related  Credit  Support
Instrument is not  available,  the Trustee (or an  Administrator  on its behalf)
will be obligated to follow or cause to be followed  such normal  practices  and procedures  as it deems  necessary or  advisable  to realize upon the  defaulted
Deposited  Asset,  provided  that it shall not be required to expend or risk its own funds or otherwise incur personal  financial  liability.  If the proceeds of any  liquidation of the defaulted  Deposited  Asset are less than the sum of (i)
the  outstanding  principal  balance  of the  defaulted  Deposited  Asset,  (ii)
interest accrued thereon at the applicable interest rate and (iii) the aggregate amount of expenses  incurred by the  Administrative  Agent and the  Trustee,  as applicable,  in connection with such proceedings to the extent reimbursable from the assets of the Trust under the Trust Agreement, the Trust will realize a loss in the  amount of such  difference.  Only if and to the extent  provided  in the applicable  Prospectus  Supplement,  the Administrative  Agent or Trustee, as so
provided, will be entitled to withdraw or cause to be withdrawn from the related
Security  Account out of the net proceeds  recovered on any defaulted  Deposited
Asset, prior to the distribution of such proceeds to Certificateholders, amounts representing  its normal  administrative  compensation  on the Deposited  Asset, unreimbursed  administrative  expenses  incurred  with respect to the  Deposited
Asset and any unreimbursed  advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest; Administrative Agent Compensation and Payment of Expenses

The Prospectus  Supplement  for a Series of  Certificates  will specify  whether there will be any Retained  Interest in the  Deposited  Assets,  and, if so, the
owner thereof.  If so provided,  the Retained Interest will be established on an asset-by-asset  basis and will be  specified  in an  exhibit  to the  applicable series  supplement to the Trust  Agreement.  A Retained  Interest in a Deposited
Asset  represents  a  specified  interest  therein.  Payments  in respect of the
Retained  Interest will be deducted  from  payments on the  Deposited  Assets as received  and, in general,  will not be  deposited  in the  applicable  Security
Account or become a part of the related Trust.  Unless otherwise provided in the applicable  Prospectus  Supplement,  any  partial  recovery  of  interest  on  a
Deposited Asset, after deduction of all applicable  administration fees, will be allocated between the Retained  Interest (if any) and interest  distributions to
Certificateholders on a pari passu basis.

The applicable Prospectus Supplement will specify the Administrative Agent's, if any,  and the  Trustee's  compensation,  and the source,  manner and priority of payment thereof, with respect to a given Series of Certificates.

If and to the extent  specified  in the  applicable  Prospectus  Supplement,  in addition to amounts payable to any Administrator,  the Administrative  Agent, if any, will pay from its compensation certain expenses incurred in connection with its  administration  of the Deposited  Assets,  including,  without  limitation, payment  of the  fees and  disbursements  of the  Trustee,  if  applicable,  and independent  accountants,  payment  of  expenses  incurred  in  connection  with distributions  and  reports  to  Certificateholders,  and  payment  of any other expenses described in the related Prospectus Supplement.

Advances in Respect of Delinquencies

The  Administrative  Agent,  if  any,  specified  in the  applicable  Prospectus
Supplement  will  have no  obligation  to make  any  advances  with  respect  to collections on the Deposited Assets or in favor of the Certificateholders of the related  Series  of  Certificates.  However,  to  the  extent  provided  in  the applicable Prospectus Supplement,  any such Administrative Agent will advance on or before  each  Distribution  Date its own funds or funds held in the  Security
Account  for  such  Series  that  are  not  part  of  the  funds  available  for distribution for such Distribution  Date, in an amount equal to the aggregate of
payments  of   principal,   premium  (if  any)  and  interest  (net  of  related
administration  fees and any Retained  Interest)  with respect to the  Deposited
Assets that were due during the related Collection Period and were delinquent on the related  Determination Date, subject to (i) any such Administrative  Agent's good faith  determination  that such advances will be reimbursable  from Related
Proceeds (as defined herein) and (ii) such other  conditions as may be specified in the Prospectus Supplement.

Advances, if any, are intended to maintain a regular flow of scheduled interest, premium  (if any) and  principal  payments to holders of the Class or Classes of
Certificates  entitled  thereto,  rather  than to  guarantee  or insure  against
losses.   Advances  of  an  Administrative   Agent's  funds,  if  any,  will  be
reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of Credit Support) for such Series with respect to which such  advances  were  made (as to any  Deposited  Assets,  "Related  Proceeds");
provided,  however,  that any such Advance will be reimbursable from any amounts in the Security  Account for such Series to the extent that such  Administrative
Agent  shall   determine,   in  its  sole   judgment,   that  such   advance  (a
"Nonrecoverable  Advance") is not ultimately  recoverable from Related Proceeds.
If advances have been made by such Administrative Agent from excess funds in the
Security  Account for any Series,  such  Administrative  Agent will replace such funds in such  Security  Account on any future  Distribution  Date to the extent that funds in such Security Account on such  Distribution are less than payments required to be made to  Certificateholders  on such date. If so specified in the related  Prospectus  Supplement,  the obligations,  if any, of an Administrative
Agent to make advances may be secured by a cash advance reserve fund or a surety bond.  If  applicable,  information  regarding the  characteristics  of, and the identity  of any  obligor  on, any such  surety  bond,  will be set forth in the related Prospectus Supplement.

Certain Matters Regarding the Administrative Agent and the Company

An Administrative Agent, if any, for each Series of Certificates under the Trust
Agreement will be named in the related Prospectus Supplement. The entity serving as Administrative  Agent for any such Series may be the Trustee, the Company, an affiliate of either of them, the Deposited Asset Provider or any third party and may have other normal  business  relationships  with the  Trustee,  the Company, their affiliates or the Deposited Asset Provider.

The Trust  Agreement will provide that an  Administrative  Agent may resign from its  obligations and duties under the Trust Agreement with respect to any Series of Certificates  only if such  resignation,  and the appointment of a successor, will not result in a  withdrawal  or  downgrading  of the rating of any Class of
Certificates  of such Series or upon a  determination  that its duties under the
Trust  Agreement  with  respect to such Series are no longer  permissible  under applicable law. No such  resignation will become effective until a successor has assumed the  Administrative  Agent's  obligations under the Trust Agreement with respect to such Series.

The Trust  Agreement  will further  provide that neither such an  Administrative
Agent,  the  Company  nor any  director,  officer,  employee,  or  agent  of the
Administrative  Agent or the  Company  will incur any  liability  to the related
Trust or Certificateholders  for any action taken, or for refraining from taking any  action,  in good faith  pursuant  to the Trust  Agreement  or for errors in judgment;  provided, however, that none of the Administrative Agent, the Company nor any such person will be protected against any liability that would otherwise be imposed  by reason of willful  misfeasance,  bad faith or  negligence  in the performance  of  duties  thereunder  or  by  reason  of  reckless  disregard  of obligations and duties thereunder. The Trust Agreement may further provide that, unless otherwise provided in the applicable series supplement  thereto,  such an
Administrative Agent, the Company and any director,  officer,  employee or agent
of  the   Administrative   Agent  or  the  Company   will  be  entitled  to  the
indemnification by the related Trust and will be held harmless against any loss, liability or expense  incurred in connection  with any legal action  relating to the Trust  Agreement  or the  Certificates,  other than any loss,  liability  or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the  performance  of duties  thereunder  or by reason of reckless  disregard  of obligations and duties thereunder. In addition, the Trust Agreement will provide that  neither  such an  Administrative  Agent nor the Company  will be under any obligation  to appear  in,  prosecute  or defend any legal  action  which is not incidental to their  respective  responsibilities  under the Trust  Agreement or which in its opinion may  involve it in any expense or  liability.  Each of such
Administrative  Agent or the Company any, however,  in its discretion  undertake any such action which it may deem  necessary  or  desirable  with respect to the
Trust  Agreement  and the  rights  and  duties of the  parties  thereto  and the interests  of  the  Certificateholders  thereunder.  The  applicable  Prospectus
Supplement  will  describe how such legal  expenses and costs of such action and any liability resulting therefrom will be allocated.

Any person into which an Administrative Agent may be merged or consolidated,  or any person resulting from any merger or consolidation to which an Administrative
Agent is a part, or any person  succeeding to the business of an  Administrative
Agent,  will be the  successor  of the  Administrative  Agent  under  the  Trust
Agreement with respect to the Certificates of any given Series.

Administrative Agent Termination Events; Rights upon Administrative Agent
Termination Event

"Administrative Agent Termination Events" under the Trust Agreement with respect to any given  Series of  Certificates  will  consist of the  following:  (i) any failure by an Administrative  Agent to remit to the Trustee any funds in respect of collections on the Deposited  Assets and Credit Support,  if any, as required under the Trust  Agreement,  that  continues  unremedied for five days after the giving of  written  notice of such  failure to the  Administrative  Agent by the
Trustee or the  Company,  or to the  Administrative  Agent,  the Company and the
Trustee by the holders of such Certificates  evidencing not less than 25% of the
Voting Rights (as defined herein);  (ii) any failure by an Administrative  Agent duly to observe or perform in any material respect any of its other covenants or obligations  under  the  Trust  Agreement  with  respect  to such  Series  which continues  unremedied for thirty days after the giving of written notice of such failure  to the  Administrative  Agent by the  Trustee  or the  Company,  or the
Administrative  Agent,  the  Company  and the  Trustee  by the  holders  of such
Certificates  evidencing  not less  than 25% of the  Voting  Rights;  and  (iii)
certain events of insolvency,  readjustment  of debt,  marshalling of assets and liabilities  or similar  proceedings  and certain  actions by or on behalf of an
Administrative   Agent  indicating  its  insolvency  or  inability  to  pay  its obligations. Any additional Administrative Agent Termination Events with respect to any  given  Series  of  Certificates  will  be set  forth  in the  applicable
Prospectus Supplement. In addition, the applicable Prospectus Supplement and the related series  supplement to the Trust Agreement will specify as to each matter requiring  the vote of  holders of  Certificates  of a Class or group of Classes within a given  Series,  the  circumstances  and  manner in which  the  Required
Percentage  (as defined  herein)  applicable to each such matter is  calculated.
"Required  Percentage"  means,  with  respect to any matter  requiring a vote of holders of Certificates of a given Series, the specified percentage (computed on the basis of  outstanding  Security  Principal  Balance or Notional  Amount,  as
applicable)  of  Certificates  of a designated  Class or group of Classes within such Series (either voting as separate classes or as a single class)  applicable to such matter, all as specified in the applicable Prospectus Supplement and the related series  supplement to the Trust Agreement.  "Voting Rights" evidenced by any Certificate will be the portion of the voting rights of all the Certificates in the  related  Series  allocated  in the manner  described  in the  Prospectus
Supplement.

So long as an  Administrative  Agent Termination Event under the Trust Agreement with respect to a given Series of Certificates  remains unremedied,  the Company or the  Trustee  may,  and at the  direction  of  holders  of such  Certificates evidencing  not less  than the  "Required  Percentage  --  Administrative  Agent
Termination"  of the Voting Rights,  the Trustee will,  terminate all the rights and obligations of such Administrative  Agent under the Trust Agreement relating to the applicable  Trust and in and to the related  Deposited Assets (other than any Retained Interest of such Administrative  Agent),  whereupon the Trustee, or the  Administrator  on its  behalf,  will  succeed to all the  responsibilities, duties and  liabilities of such  Administrative  Agent under the Trust Agreement with  respect to such Series  (except that if the Trustee is  prohibited  by law from obligating itself to make advances regarding  delinquent  Deposited Assets, then the  Trustee  will not be so  obligated)  and will be  entitled  to similar compensation arrangements.  In the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of such Certificates
evidencing  not  less  than  the  "Required   Percentage--Administrative   Agent
Termination"  of the Voting  Rights,  it will  appoint,  or  petition a court of competent  jurisdiction for the appointment of, an  administration  agent with a net  worth at the time of such  appointment  of at least  $15,000,000  to act as successor to such Administrative Agent under the Trust Agreement with respect to such Series.  Pending such appointment,  the Trustee is obligated to act in such capacity (except that if the Trustee is prohibited by law from obligating itself to make advances regarding  delinquent  Deposited Assets,  then the Trustee will not be so  obligated).  The  Trustee and any such  successor  may agree upon the compensation to be paid to such successor, which in no event may be greater than the compensation  payable to such Administrative Agent under the Trust Agreement with respect to such Series.

Remedies of Certificateholders

Any  Certificateholder  may institute any proceeding with respect the applicable
Trust Agreement subject to the following conditions:  (i) such holder previously has  given  to the  Trustee  written  notice  of  breach;  (ii) the  holders  of
Certificates  evidencing not less that the "Required  Percentage -- Remedies" of the Voting Rights have made written  request upon the Trustee to institute  such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable  indemnity;  and (iii) the Trustee for fifteen days has  neglected or refused to institute  any such  proceeding.  The Trustee,  however,  is under no obligation  to  exercise  any of the trusts or powers  vested in it by the Trust
Agreement  or to make any  investigation  of matters  arising  thereunder  or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by the Trust Agreement,  unless such Certificateholders have offered to the Trustee reasonable  security or indemnity against the costs,  expenses,  and liabilities which may be incurred therein or thereby.

Modification and Waiver

The Trust  Agreement  for each  Series of  Certificates  may be  amended  by the
Company  and the  Trustee  with  respect to such  Series,  without  notice to or consent of the  Certificateholders,  for certain purposes  including (i) to cure any ambiguity,  (ii) to correct or supplement any provision therein which may be inconsistent with any other provision  therein or in the Prospectus  Supplement,
(iii)  to  add  or  supplement  any  Credit  Support  for  the  benefit  of  any
Certificateholders  (provided  that if any such  addition  affects any series or class of  Certificateholders  differently  than  any  other  series  or class of
Certificateholders,  then such  addition will not, as evidenced by an opinion of counsel,  have a material adverse effect on the interests of any affected series or class of Certificateholders),  (iv) to add to the covenants,  restrictions or obligations of the Company, the Administrative Agent, if any, or the Trustee for
the benefit of the Certificateholders, (v) to add, change or eliminate any other provisions  with  respect  to  matters  or  questions  arising  under such Trust
Agreement so long as (x) any such addition,  change or elimination  will not, as evidenced by an opinion of counsel, affect the tax status of the Trust or result in a sale or exchange of any  Certificate  for tax  purposes and (y) the Trustee
has  received  written   confirmation   from  each  Rating  Agency  rating  such
Certificates  that such amendment will not cause such Rating Agency to reduce or
withdraw  the  then  current  rating  thereof,   or  (vi)  to  comply  with  any
requirements  imposed  by the  Code.  Without  limiting  the  generality  of the foregoing, the Trust Agreement may also be modified or amended from time to time by the Company, and the Trustee, with the consent of the holders of Certificates evidencing  not less than the  "Required  Percentage -- Amendment" of the Voting
Rights of those  Certificates  that are  materially  adversely  affected by such modification or amendment for the purpose of adding any provision to or changing in any  manner  or  eliminating  any  provision  of the  Trust  Agreement  or of modifying  in any  manner  the  rights  of  such  Certificateholders;  provided, however,  that in the event such  modification  or  amendment  would  materially adversely  affect the rating of any  Series or Class by the Rating  Agency,  the
"Required Percentage -- Amendment" specified in the related series supplement to the Trust  Agreement  shall  include an additional  specified  percentage of the
Certificates of such Series or Class.

No such  modification  or amendment may,  however,  (i) reduce in any manner the amount of or alter the timing of,  distributions  or payments which are required to be  made  on any  Certificate  without  the  consent  of the  holder  of such
Certificate  or (ii) reduce the aforesaid  Required  Percentage of Voting Rights required  for the  consent  to any such  amendment  without  the  consent of the holders of all Certificates covered by the Trust Agreement then outstanding.

Holders of  Certificates  evidencing  not less than the "Required  Percentage --
Waiver"  of  the  Voting  Rights  of a  given  Series  may,  on  behalf  of  all
Certificateholders  of  that  Series,  (i)  waive,  insofar  as that  Series  is concerned,  compliance by the Company, the Trustee or the Administrative  Agent,
if any,  with certain  restrictive  provisions,  if any, of the Trust  Agreement before the time for such  compliance  and (ii) waive any past default  under the
Trust Agreement with respect to Certificates of that Series, except a default in the failure to distribute amounts received as principal of (and premium, if any)
or any  interest  on any such  Certificate  and except a default in respect of a covenant or provision the  modification  or amendment of which would require the consent of the holder of each outstanding Certificate affected thereby.

Reports to Certificateholders; Notices

Reports to  Certificateholders.  With each distribution to Certificateholders of any Class of Certificates  of a given Series,  the  Administrative  Agent or the
Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such Certificateholder, to the Company and to such other parties as may be specified in the Trust Agreement, a statement setting forth:

          (i) the  amount of such  distribution  to  Certificateholders  of such
     Class  allocable  to  principal  of or interest or premium,  if any, on the
     Certificates of such Class;  and the amount of aggregate unpaid interest as of such Distribution Date;

          (ii) in the case of Certificates  with a variable  Pass-Through  Rate, the Pass-Through Rate applicable to such  Distribution  Date, as calculated in  accordance  with  the  method  specified  herein  and  in  the  related
     Prospectus Supplement;

          (iii) the amount of compensation received by the Administrative Agent, if any, and the Trustee for the period relating to such Distribution  Date, and such other customary  information as the Administrative  Agent, if any,
     or  otherwise   the  Trustee   deems   necessary  or  desirable  to  enable
     Certificateholders to prepare their tax returns;

          (iv) if the Prospectus Supplement provides for advances, the aggregate amount of advances included in such distribution,  and the aggregate amount of  unreimbursed  advances at the close of  business  on such  Distribution
     Date;

          (v) the aggregate stated principal amount or, if applicable,  notional principal  amount of the  Deposited  Assets and the current  interest  rate thereon at the close of business on such Distribution Date;

          (vi) the aggregate  Security  Principal Balance or aggregate  Notional
     Amount, if applicable,  of each Class of Certificates  (including any Class of  Certificates  not  offered  hereby)  at the close of  business  on such
     Distribution Date,  separately  identifying any reduction in such aggregate
     Security  Principal  Balance  or  aggregate  Notional  Amount  due  to  the allocation of any Realized Losses or otherwise;

          (vii) as to any Series (or Class  within such Series) for which Credit
     Support has been obtained, the amount of coverage of each element of Credit
     Support included  therein as of the close of business on such  Distribution
     Date.

In the case of information furnished pursuant to subclauses (i) and (iii) above, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other  Specified  Currency) per minimum  denomination of Certificates or for such other specified  portion thereof.  Within a reasonable period of time after the end of each calendar year, the  Administrative  Agent or the Trustee,  shall furnish  to  each  person  who  at any  time  during  the  calendar  year  was a
Certificateholder a statement containing the information set forth in subclauses
(i) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the
Administrative Agent or the Trustee, as applicable, shall be deemed to have been satisfied  to the extent  that  substantially  comparable  information  shall be provided by the Administrative Agent or the Trustee, as applicable,  pursuant to any requirements of the Code as are from time to time in effect.

Notices.  Any notice  required to be given to a holder of a Registered  Security will be mailed to the last  address of such  holder set forth in the  applicable
Security  Register.  Any  notice  required  to be given to a holder  of a Bearer
Security will be published in a newspaper of general  circulation in the city or cities specified in the Prospectus Supplement relating to such Bearer Security.

Evidence as to Compliance

If so specified in the applicable  Prospectus  Supplement,  the Trust  Agreement will  provide  that on or  before  a  specified  date in  each  year,  a firm of independent  public  accountants  will furnish a statement to the Trustee to the effect that such firm has examined certain documents and records relating to the administration  of the Deposited  Assets during the related 12-month period (or, in the case of the first such  report,  the period  ending on or before the date specified in the  Prospectus  Supplement,  which date shall not be more than one year after the related  Original  Issue Date),  which report  should  enable the recipients to determine whether such  administration was conducted in compliance with the terms of the Trust Agreement. Such report shall identify any exceptions found during the examination.

The  Trust  Agreement  will  also  provide  for  delivery  to the  Company,  the
Administrative   Agent,   if   any,   and  the   Trustee   on   behalf   of  the
Certificateholders,  on or before a  specified  date in each year,  of an annual statement  signed by two  officers of the Trustee to the effect that the Trustee has fulfilled its obligations under the Trust Agreement throughout the preceding year with respect to any Series of Certificates.

Copies of the  annual  accountants'  statement,  if any,  and the  statement  of officers of the Trustee may be  obtained by  Certificateholders  without  charge upon  written  request to either the  Administrative  Agent or the  Trustee,  as applicable, at the address set forth in the related Prospectus Supplement.

Replacement Certificates

If a Certificate is mutilated,  destroyed, lost or stolen, it may be replaced at the corporate  trust office or agency of the applicable  Trustee in the City and
State of New York (in the case of  Registered  Securities)  or at the  principal
London office of the applicable Trustee (in the case of Bearer  Securities),  or such other location as may be specified in the applicable Prospectus Supplement, upon payment by the holder of such expenses as may be incurred by the applicable
Trustee  in  connection  therewith  and  the  furnishing  of such  evidence  and
indemnity  as  such  Trustee  may  require.   Mutilated   Certificates  must  be
surrendered before new Certificates will be issued.

Termination

Unless  otherwise  provided  in  the  applicable  Prospectus   Supplement,   the
obligations  created by the Trust Agreement for each Series of Certificates will terminate upon the payment to  Certificateholders  of that Series of all amounts held in the related Security Account or by an Administrative  Agent, if any, and
required  to be paid to them  pursuant  to the  Trust  Agreement  following  the earlier of (i) the final  payment  or other  liquidation  of the last  Deposited
Asset  subject  thereto  or  the  disposition  of  all  property  acquired  upon foreclosure or  liquidation of any Deposited  Asset and (ii) the purchase of all the assets of the Trust by the party entitled to effect such termination,  under the  circumstances  and in the  manner  set  forth  in  the  related  Prospectus
Supplement.  In no event, however, will any trust created by the Trust Agreement continue  beyond  the  respective  date  specified  in  the  related  Prospectus
Supplement. Written notice of termination of the obligations with respect to the related Series of Certificates under the Trust Agreement will be provided as set forth above under " -- Reports to  Certificateholders;  Notices -- Notices," and
the final  distribution will be made only upon surrender and cancellation of the
Certificates  at an office or agency  appointed  by the  Trustee  which  will be specified in the notice of termination.

Any such  purchase  of  Deposited  Assets and  property  acquired  in respect of
Deposited Assets evidenced by a Series of Certificates  shall be made at a price approximately  equal to the aggregate fair market value of all the assets in the
Trust (as determined by the Trustee,  the Administrative  Agent, if any, and, if
different  than  both  such  persons,   the  person   entitled  to  effect  such
termination),  in  each  case  taking  into  account  accrued  interest  at  the applicable  interest rate to the first day of the month  following such purchase or, to the extent specified in the applicable Prospectus Supplement, a specified price as determined  therein,  which price will not be less than the outstanding principal amount of Certificates  plus accrued  interest,  if any, thereon (such price,  a  "Purchase  Price").  The  exercise  of such right will  effect  early retirement  of the  Certificates  of that  Series,  but the right of the  person entitled  to effect  such  termination  is  subject to the  aggregate  principal balance  of the  outstanding  Deposited  Assets  for such  Series at the time of purchase  being  not more than 10% of the  aggregate  principal  balance  of the
Deposited Assets at the Cut-off Date for that Series, or such smaller percentage as shall be specified in the related  Prospectus  Supplement.  The Trust and the
Securityholders  shall have no continuing direct or indirect liability under the
Trust  Agreement  as  sellers  of the  assets  of the  Trust in  effecting  such termination.

Duties of the Trustee

The Trustee makes no  representations  as to the validity or  sufficiency of the
Trust  Agreement,  the  Certificates  of any  Series or any  Deposited  Asset or
related  document and is not  accountable  for the use or  application  by or on behalf  of any  Administrative  Agent of any funds  paid to such  Administrative
Agent or its designee in respect of such  Certificates or the Deposited  Assets, or deposited  into or withdrawn from the related  Security  Account or any other account by or on behalf of such Administrative Agent. The Trustee is required to perform only those duties  specifically  required under the Trust Agreement with respect to such  Series.  However,  upon  receipt of the  various  certificates, reports or other  instruments  required  to be  furnished  to it, the Trustee is required to examine such documents and to determine  whether they conform to the applicable requirements of the Trust Agreement.

The Trustee

The Trustee for any given Series of Certificates  under the Trust Agreement will be named in the Prospectus  Supplement.  The commercial  bank,  national banking association or trust company serving as Trustee will be  unaffiliated  with, but may have normal  banking  relationships  with, the Company,  any  Administrative
Agent and their respective affiliates.

                 [LIMITATIONS ON ISSUANCE OF BEARER SECURITIES]

[In compliance with United States federal income tax laws and  regulations,  the
Company and any  underwriter,  agent or dealer  participating in the offering of any Bearer Security will agree that, in connection with the original issuance of such Bearer  Security and during the period  ending 40 days after the issue date of such  Bearer  Security,  they will not  offer,  sell or deliver  such  Bearer
Security,  directly or indirectly,  to a U.S. Person or to any person within the
United States, except to the extent permitted under U.S. Treasury regulations.

Bearer Securities will bear a legend to the following effect: "Any United States
Person who holds this obligation will be subject to limitations under the United
States income tax laws,  including the limitations  provided in Sections 1650(j)
and  1287(a) of the  Internal  Revenue  Code." The  sections  referred to in the legend provide that, with certain exceptions, a United States taxpayer who holds
Bearer  Securities  will not be allowed to deduct any loss with  respect to, and will not be  eligible  for  capital  gain  treatment  with  respect  to any gain realized on a sale,  exchange,  redemption or other  disposition of, such Bearer
Securities.

As used  herein,  "United  States"  means the United  States of America  and its possessions, and "U.S. Person" means a citizen or resident of the United States, a corporation,  partnership or other entity created or organized in or under the laws of the United States,  or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

Pending the  availability of a definitive  Global Security or individual  Bearer
Securities,  as the  case  may  be,  Securities  that  are  issuable  as  Bearer
Securities may initially be represented by a single  temporary  Global Security, without interest coupons, to be deposited with a common depositary in London for
Morgan Guaranty Trust Company of New York,  Brussels Office,  as operator of the
Euroclear System  ("Euroclear"),  and Clearstream  Banking  ("Clearstream")  for
credit to the  accounts  designated  by or on behalf of the  purchases  thereof.
Following  the  availability  of a  definitive  Global  Security in bearer form, without coupons  attached,  or individual  Bearer  Securities and subject to any further  limitations  described in the  applicable  Prospectus  Supplement,  the temporary  Global Security will be exchangeable for interests in such definitive
Global Security or for such individual  Bearer  Securities,  respectively,  only upon receipt of a Security of Non-U.S.  Beneficial Ownership.  A "Certificate of
Non-U.S.  Beneficial Ownership" is a certificate to the effect that a beneficial interest in a temporary  Global Security is owned by a person that is not a U.S.
Person or is owned by or through a  financial  institution  in  compliance  with applicable U.S. Treasury regulations. No Bearer Security will be delivered in or to the United States. If so specified in the applicable  Prospectus  Supplement, interest on a temporary Global Security will be distributed to each of Euroclear and Clearstream  with respect to that portion of such temporary  Global Security held for its account, but only upon receipt as of the relevant Distribution Date of a Certificate of Non-U.S. Beneficial Ownership.]

                                [CURRENCY RISKS]

[Exchange Rates and Exchange Controls]

[An investment in a Security having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security  denominated in U.S. dollars.  Such risks include,  without limitation, the  possibility  of significant  changes in rates of exchange  between the U.S.
dollar and such  Specified  Currency and the  possibility  of the  imposition or modification  of  foreign  exchange  controls  with  respect  to such  Specified
Currency.  Such risks generally  depend on factors over which the Company has no control,  such as economic and political events and the supply of and demand for the relevant  currencies.  In recent years,  rates of exchange  between the U.S.
dollar and certain currencies have been highly volatile, and such volatility may be expected in the future.  Fluctuations  in any  particular  exchange rate that
have  occurred  in  the  past  are  not  necessarily  indicative,   however,  of
fluctuations  in the  rate  that may  occur  during  the  term of any  Security.
Depreciation  of the Specified  Currency for a Security  against the U.S. dollar would result in a decrease in the  effective  yield of such  Security  below its
Pass-Through Rate and, in certain  circumstances,  could result in a loss to the investor on a U.S. dollar basis.

Governments  have  from  time to time  imposed,  and may in the  future  impose, exchange  controls that could affect exchange rates as well as the  availability of a  Specified  Currency  for making  distributions  in  respect of  Securities denominated  in such  currency.  At  present,  the Company  has  identified  the following  currencies in which distributions of principal,  premium and interest on Securities may be made: Euros,  Australian dollars,  Canadian dollars, Danish kroner, Japanese yen, New Zealand dollars and U.S. dollars. However,  Securities distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange  controls will not restrict or prohibit  distributions  of  principal,  premium or  interest  in any  Specified
Currency. Even if there are no actual exchange controls, it is possible that, on a  Distribution  Date with respect to any particular  Security,  the currency in which  amounts  then due to be  distributed  in  respect  of such  Security  are distributable would not be available.  In that event, such payments will be made in the manner set forth above under "Description of  Securities--General"  or as otherwise specified in the applicable Prospectus Supplement.

IT IS  STRONGLY  RECOMMENDED  THAT  PROSPECTIVE  PURCHASERS  CONSULT  THEIR  OWN
FINANCIAL  AND LEGAL  ADVISORS  AS TO THE RISKS  ENTAILED  BY AN  INVESTMENT  IN
SECURITIES  DENOMINATED IN A CURRENCY OTHER THAN U.S.  DOLLARS.  SUCH SECURITIES
ARE NOT AN  APPROPRIATE  INVESTMENT  FOR  PERSONS WHO ARE  UNSOPHISTICATED  WITH
RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

The  information  set  forth  in this  Prospectus  is  directed  to  prospective purchasers  of  Securities  who are  United  States  residents.  The  applicable
Prospectus  Supplement for certain issuances of Securities may set forth certain information  applicable to prospective purchasers who are residents of countries other  than the  United  States  with  respect  to  matters  that may affect the purchase or holding of, or receipt of  distributions  of  principal,  premium or interest in respect of, such Securities.

Any Prospectus  Supplement  relating to Securities  having a Specified  Currency other than U.S. dollars will contain information  concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency

If distributions in respect of a Security are required to be made in a Specified
Currency  other than U.S.  dollars and such currency is  unavailable  due to the imposition  of exchange  controls or other  circumstances  beyond the  Company's control or is no longer  used by the  government  of the  country  issuing  such currency or for the  settlement of  transactions  by public  institutions  of or within the international banking community, then all distributions in respect of such  Security  shall  be made in U.S.  dollars  until  such  currency  is again available or so used.  The amounts so payable on any date in such currency shall be  converted  into U.S.  dollars  on the basis of the most  recently  available
Market  Exchange  Rate  for  such  currency  or as  otherwise  indicated  in the applicable Prospectus Supplement.

Foreign Currency Judgments

Unless  otherwise  specified  in  the  applicable  Prospectus  Supplement,   the
Certificates will be governed by and construed in accordance with the law of the
State of New York.  Courts in the United  States  customarily  have not rendered judgments  for money  damages  denominated  in any currency  other than the U.S.
dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S.  dollars  will be rendered in the foreign  currency of the  underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.]

                        FEDERAL INCOME TAX CONSIDERATIONS

Scope of Opinion

In the  opinion of Orrick,  Herrington  &  Sutcliffe  LLP,  special  tax counsel
("Special Tax  Counsel"),  (i) the Notes should be treated as  indebtedness  for federal  income  purposes  and (ii)  without  regard  to  whether  the Notes are characterized  as  indebtedness,  the Trust will be  characterized  as a grantor trust or as a  partnership  for  federal  income  tax  purposes  and will not be characterized  as an association  taxable as a corporation  (or publicly  traded partnership  treated as an  association).  (If there is only a single  holder of
Certificates  and if no other  interest  in the  Trust is  treated  as an equity interest in the Trust,  the Trust  generally would be treated for federal income tax  purposes as an entity not  separate  from that single  owner.)  Special Tax
Counsel  has not  delivered  (and  unless  otherwise  indicated  in the  related
Prospectus  Supplement does not intend to deliver) any other opinions  regarding the  Trust  or  the  Securities.  If in  connection  with  the  issuance  of any
Securities,   special  tax  counsel  renders  an  opinion  with  regard  to  the characterization  of the Trust that is  materially  different  from the  opinion contained  in  clause  (ii)  above,  such  opinion  will be  filed  on with  the
Commission in a Current Report on Form 8-K.

Prospective  investors  should  review the tax  section set forth in the related prospectus  supplement because  information  therein supercedes  information set forth in this prospectus.  Prospective investors should be aware that no rulings have been sought from the Internal  Revenue Service (the "IRS"),  and that legal opinions are not binding on the IRS or the courts. Accordingly,  there can be no assurance  that the IRS or the  courts  will agree with  Special  Tax  Counsel's
opinions.   If,  contrary  to  Special  Tax  Counsel's  opinion,  the  Trust  is characterized  or treated as a corporation  for United States federal income tax purposes, among other consequences,  the Trust would be subject to United States federal  income tax (and similar state income or franchise  taxes) on its income and distributions to  Certificateholders  and Noteholders would be impaired.  In light of Special Tax Counsel's opinion,  however, the balance of this discussion assumes that the Trust will not be characterized or treated as a corporation.

General

The following  summary of the material United States income tax  consequences of the ownership of the  Securities  is based on the Internal  Revenue Code of 1986
(the "Code") as well as Treasury  regulations  and  administrative  and judicial rulings and  practice.  Legislative,  judicial  and  administrative  changes may occur,  possibly  with  retroactive  effect,  that  could  alter or  modify  the continued  validity  of  the  statements  and  conclusions  set  forth  in  this
Prospectus.  This  summary  is  intended  as an  explanatory  discussion  of the consequences of holding the Securities generally and does not purport to furnish information  in the  level  of  detail  or  with  the  investor's  specific  tax circumstances  that  would  be  provided  by  an  investor's  own  tax  advisor.
Accordingly,  it is strongly  recommended that each prospective investor consult with its own tax advisor  regarding the  application  of United  States  federal income tax laws, as well as any state, local,  foreign or other tax laws, to its particular situation.

Except with respect to certain  withholding  tax matters  discussed  below under
"Withholding  Taxes," the discussion is limited to consequences to U.S. Persons.
For purposes of this discussion, a U.S. Person is:

               o    a citizen or resident of the United States,

               o    a corporation or partnership  organized in or under the laws of the United States,  any state of the United States or the
                    District of Columbia, or

               o    an estate or trust that is a United States person within the meaning of Section 7701(a)(30) of the Code.

For the  purposes of this  discussion,  the Company and Special Tax Counsel have assumed,  without  inquiry,  that  the  Term  Assets  will be  characterized  as indebtedness  for  United  States  federal  income  tax  purposes.  The  related prospectus supplement may contain additional information about the United States federal income tax characterization of the Term Assets.

Taxation of Noteholders

By virtue of  acceptance  of its Note or  Certificate,  each holder of a Note or
Certificate  will be deemed to agree to treat the Notes as  indebtedness  of the
Trust for federal income tax purposes. Nonetheless,  certain of the terms of the
Notes and Certificates (such as the principal amount of the Certificates and the effective  participation  by the  Notes in the  economic  risks and  rewards  of ownership of the Trust's assets) may be viewed as  inconsistent  with the Notes'
treatment as indebtedness for federal income tax purposes. Accordingly,  Special
Tax Counsel is unable to deliver an opinion that the Notes will be  indebtedness for  federal  income tax  purposes.  As  discussed  above,  it is the opinion of
Special Tax Counsel that the Notes should be treated as indebtedness and, except as discussed in the second following  paragraph,  the balance of this discussion assumes that the Notes will be so treated.

Assuming  that the Notes are  treated as  indebtedness  for  federal  income tax purposes,  it is possible that they will be issued with original issue discount.
If so,  original  issue  discount  will accrue and be included in income under a constant yield method (without regard to whether any particular holder otherwise reports its income under a cash method).  Special rules (relating to among other things,  original issue and market discount,  premium and integration)  apply to debt instruments  described in section 1272(a)(6)(C) of the Code, including "any debt  instrument if payments  under such debt  instrument  may be accelerated by reason of prepayments of other obligations securing such debt instrument." Notes of certain Series may be subject to those rules.

If the  Notes  are  treated  as  equity  interests  in the  Trust,  rather  than indebtedness,  the foregoing would not apply.  Instead, the Notes would be taxed in a manner  substantially  similar to that described  below under  "Taxation of
Certificateholders."  For a Series in which  Notes are  treated as equity in the
Trust,  the  likelihood is greater that the Trust will be a  partnership  rather than a grantor trust and likelihood of an election under section 761 of the Code not being respected is heightened.

Taxation of Certificateholders

Tax Status of the Trust

The Trustee  intends for tax reporting  purposes to treat the Trust as a grantor trust.  Prospective  investors  should  be aware  that  certain  of the terms of
Certificates  (for example,  the  allocation of the proceeds of a disposition of the Term Assets) may be viewed by the IRS as inconsistent with the grantor trust rules and,  accordingly,  may be viewed by the IRS as a partnership  for federal income tax purposes. Nonetheless,  because treating the Trust as a grantor trust is the  more  appropriate  approach  for tax  reporting  purposes,  the  Trustee currently  intends  to treat  the  trust  as a  grantor  trust  and,  except  as specifically indicated otherwise under "Possible Recharacterization of the Trust as a Partnership"  below, the balance of this discussion  assumes that the Trust will be so classified.  (The applicable  trust agreement will prohibit the Trust from electing to be taxed as a corporation.)

Each  Certificateholder  will be treated,  for United States  federal income tax purposes, as a holder of an equity interest in the Trust and,  accordingly,  (i)
as if it had purchased its pro rata  interest of the Trust's  underlying  assets and  (ii) as if it were  the  obligor  on its pro rata  portion  of the  Trust's obligations,  including the Notes. Thus, each holder will be required to include in its gross  income  its pro rata share of the income of the Trust and would be entitled to deduct, subject to any applicable limitations, its pro rata share of the expenses of the Trust,  including interest on the Notes. Investors should be aware  that if income  of the  Trust is used  (directly  or  indirectly)  to pay expenses of the Trust,  the holders  will be treated as if each had first earned its pro rata share of that income and then paid its share of the expense.

Prospective  investors should be aware that expenses of the Trust may be subject to limitations on deductibility,  which may depend on each particular investor's circumstances,  but  would  include,  in the case of an  individual  (or  entity treated as an  individual)  Section 67 of the Code,  which allows  miscellaneous itemized  deductions  only to the extent  that in the  aggregate  they  exceed 2 percent of adjusted gross income.  While not absolutely certain, the net payment made  under a notional  principal  contract  may be  treated as a  miscellaneous itemized  deductions.  Further,  investment  interest  expense  is  allowed as a deduction  only to the  extent  of "net  investment  income."  Further,  for all taxpayers, interest to carry "market discount bonds" is subject to deferral and, if positions of the Trust are  considered a  "straddle,"  "interest and carrying charges" properly allocable to the straddle is required to be capitalized rather than allowed as an immediate deduction.  Additional  consequences would apply if positions of the Trust are  considered a straddle,  including the tolling of the
holding   period  of   certain   of  the   Trust's   assets  and  the  Trust  or
Certificateholders   may  be  deemed  to  have  participated  in  a  "conversion transaction"  in which case certain gains that otherwise  would be capital gains would be treated as ordinary income.  Each prospective  investor should consider whether to identify the Certificates as part of a so-called  "identified netting transaction" within the meaning of Treasury Regulation section 1.1258-1(b)(2) on or before the date on which it acquires its  Certificate to reduce the amount of gain that may be recharacterized as ordinary income.

Possible Recharacterization of the Trust as a Partnership

As indicated above, it is possible that the IRS will seek to recharacterize  the
Trust as a partnership. If the IRS were to successfully recharacterize the Trust as a  partnership,  the Trust would not be subject to federal  income tax. Under
Treasury  Regulation  section 1.761-2,  certain  partnerships may "elect out" of subchapter  K of the Code  (partnership  tax  accounting).  Although  subject to uncertainty, the Trust will make this election. Assuming that it is so eligible, each  Certificateholder  will be required to report its respective  share of the items of income, deductions, and credits of the organization on their respective returns (making such elections as to individual  items as may be appropriate) in a manner  consistent  with the  exclusion  of the  Trust  from  partnership  tax accounting.  Such reporting  should be  substantially  similar to the income tax reporting  that would be  required  under the  grantor  trust  rules.  In mutual consideration for each Holder's  purchase of a Certificate,  each such Holder is deemed  to  consent  to the  Trust's  making  of a  protective  election  out of subchapter K of the Code and is deemed to agree not to delegate (for a period of more than one year)  authority to purchase,  sell to exchange its Certificate to any person.

If the election to be excluded from the partnership tax accounting provisions of the Code is not  effective,  among  other  consequences,  (i) the Trust would be required  to  account  for its  income and  deductions  at the Trust  level (not necessarily taking into account any particular holder's circumstances, including any difference  between the holder's basis in its  Certificates  and the Trust's basis in its assets) and to utilize a taxable  year for  reporting  purposes and
(ii) each Holder would be required to separately take into account such Holder's distributive  share of income and  deductions of the Trust.  A Holder would take into  account its  distributive  share of Trust income and  deductions  for each taxable year of the Trust in the Holder's taxable year which ends with or within the Trust's  taxable year. A Holder's  share of the income of the Trust computed at the Trust level would not  necessarily  be the same if computed under the OID rule described  above under "Income of  Certificateholders"  and, in particular, may not take account of any  difference in the yield on the  Certificate  to the
Holder based on the Certificateholder's purchase price and the yield on the Term
Assets determined at the Trust level.

Tax-Exempt Investors

Income on Certificates  generally will be treated as unrelated  business taxable income  ("UBTI")  and will  thus  generally  be  subject  to tax in the hands of pension plans,  individual  retirement  accounts and other tax-exempt  investors that are subject to tax on UBTI. Certificates,  thus, are generally not suitable investments for such investors.

Withholding Taxes

Payments  made  on a Note  to a  person  that  is not a U.S.  Person  and has no connection  with the United States other than holding its Note generally will be made free of United States federal withholding tax, provided that (i) the holder is not related  (directly or indirectly) to the obligor,  guarantor,  if any, or sponsor of the Term Assets,  the  Company,  the holder of any  Certificate,  the holder of any Call Warrant or the counterparty on any notion principal  contract or other  derivative  contract of which the Trust is a party and (ii) the holder complies with certain  identification and certification  requirements imposed by the IRS.

Unless otherwise indicated in the Prospectus Supplement,  Certificates are not a
suitable  investment  for any person  that is not a U.S.  Person and will not be permitted to be transferred to any such person.

State and Other Tax Consequences

In addition to the federal income tax consequences  described  above,  potential investors  should consider the state,  local and foreign tax consequences of the acquisition,  ownership and disposition of the  Certificates.  State,  local and foreign  tax law may  differ  substantially  from  federal  tax  law,  and  this discussion  does not purport to describe any aspect of the tax law of a state or other jurisdiction (including whether the Trust, if treated as a partnership for federal income tax purposes,  would be treated as a partnership  under any state or local jurisdiction).  Therefore,  it is strongly recommended that prospective purchasers consult their own tax advisors with respect to such matters.

                              PLAN OF DISTRIBUTION

Securities  may be offered in any of three  ways:  (i) through  underwriters  or dealers;  (ii) directly to one or more purchasers;  or (iii) through agents. The applicable Prospectus Supplement will set forth the terms of the offering of any
Series of  Securities,  which may  include  the  names of any  underwriters,  or initial  purchasers,  the purchase price of such  Securities and the proceeds to the  Company  from  such  sale,  any  underwriting  discounts  and  other  items constituting underwriters' compensation,  any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which such Securities may be listed,  any  restrictions on the sale and delivery of  Securities in bearer form and the place and time of delivery of the Securities to be offered thereby.

If  underwriters  are  used in the  sale,  Securities  will be  acquired  by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices  determined at the time of sale.  Such Securities may be offered to the public either through underwriting  syndicates  represented by managing  underwriters  or by  underwriters  without a syndicate.  Such managing underwriters or underwriters in the United States will include  Citigroup Global
Markets  Inc., an affiliate of the Company [and the Term Asset  Issuer].  Unless
otherwise set forth in the applicable Prospectus Supplement,  the obligations of the  underwriters  to  purchase  such  Securities  will be  subject  to  certain conditions  precedent,  and the  underwriters  will be obligated to purchase all such  Securities if any of such  Securities  are  purchased.  Any initial public offering price and any discounts or concessions  allowed or reallowed or paid to dealers may be changed from time to time.

Securities may also be sold through  agents  designated by the Company from time to time.  Any agent  involved in the offer or sale of Securities  will be named, and any  commissions  payable by the Company to such agent will be set forth, in
the  applicable  Prospectus  Supplement.   Unless  otherwise  indicated  in  the
applicable  Prospectus  Supplement,  any such agent  will act on a best  efforts basis for the period of its appointment.

If so  indicated  in the  applicable  Prospectus  Supplement,  the Company  will authorize agents, underwriters or dealers to solicit offers by certain specified institutions  to purchase  Securities at the public  offering price described in such Prospectus  Supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such  Prospectus  Supplement.
Such  contracts  will be  subject  only to  those  conditions  set  forth in the applicable  Prospectus  Supplement and such Prospectus Supplement will set forth the commissions payable for solicitation of such contracts.

Any  underwriters,  dealers  or  agents  participating  in the  distribution  of
Securities  may be deemed to be  underwriters  and any discounts or  commissions received  by them on the  sale or  resale  of  Securities  may be  deemed  to be underwriting  discounts and  commissions  under the Securities  Act.  Agents and underwriters may be entitled under  agreements  entered into with the Company to indemnification  by the Company  against  certain civil  liabilities,  including liabilities  under the  Securities  Act,  or to  contribution  with  respect  to payments  that the agents or  underwriters  may be  required  to make in respect thereof.  Agents and  underwriters  may be customers of, engage in  transactions with,  or perform  services  for, the Company or its  affiliates in the ordinary course of business.

Citigroup  Global Markets Inc. is an affiliate of the Company and is an indirect wholly owned  subsidiary of Citigroup Global Markets Holdings Inc., the indirect parent corporation of the Company. Citigroup Global Markets Inc.'s participation in the offer and sale of Securities  complies with the requirements of Rule 2720 of the National Association of Securities Dealers,  Inc. regarding  underwriting securities of an affiliate.

As to  each  Series  of  Securities,  only  those  Classes  rated  in one of the investment  grade rating  categories by a Rating Agency will be offered  hereby.
Any unrated Classes or Classes rated below  investment  grade may be retained by the Company or sold at any time to one or more purchasers.

Affiliates of the  underwriters of any Series of Securities may act as agents or underwriters in connection  with the sale of the Securities of that Series.  Any affiliate of the  underwriters so acting will be named, and its affiliation with
the  underwriters  described,  in  the  related  Prospectus  Supplement.   [This
Prospectus  and  the  accompanying  Prospectus  Supplement  may be  used  by the
Underwriter[s]  in connection with offers and sales of the Certificates  offered by this Prospectus  Supplement in  market-making  transactions,  including block positioning and block trades,  at negotiated prices related to prevailing market prices at the time of sale.  [An][The]  Underwriter[s]  may act as  principal or agent in such transactions.  If this Prospectus and the accompanying  Prospectus
Supplement  are  used  by  an  Underwriter  in  connection  with   market-making
transactions,  the  Underwriter  may also be required to include a market-making prospectus relating to the Term Assets.]

                                 LEGAL OPINIONS

Certain legal matters (including federal income tax matters) with respect to the
Securities  will be passed upon for the Company and the  Underwriters by Orrick,
Herrington & Sutcliffe  LLP, New York,  New York or other counsel  identified in the applicable Prospectus Supplement.

                                 INDEX OF TERMS

$  2
Acceleration.......................................16
Accounting Period..............................21, 22
Administration Agreement...........................49
Administration Fee..................................9
Administrative Agent Termination Events........44, 53
Administrator......................................49
AID................................................28
Base Rate......................................15, 16
Bearer Certificates................................12
Bearer Securities..................................12
Business Day...................................14, 15
Calculation Agent..............................16, 17
Calculation Date.......18, 19, 20, 22, 18, 19, 20, 22
CD Rate............................................18
CD Rate Determination Date.........................18
CD Reference Rate Certificate......................16
CD Reference Rate Security.........................16
Cede................................................2
Certificate........................................11
Certificate Account................................38
Certificate of Non-U.S. Beneficial Ownership...50, 59
Certificate Trustee................................10
Certificateholder...................................7
Certificateholders..................................2
Certificates........................................1
Clearing Agency................................13, 14
Clearstream....................................50, 59
Code...........................................53, 62
Collection Period..............................15, 16
Commercial Paper Rate..............................18
Commercial Paper Rate Determination Date.......18, 19
Commercial Paper Reference Rate Certificate........16
Commercial Paper Reference Rate Security...........16
Commission...............................11, 1, 11, 1
Company.............................................7
Components.........................................61
Composite Quotations...............................16
Concentrated Term Assets...........27, 28, 27, 28, 29
Corporate Trust Office.............................47
Coupons............................................12
Credit Support Instruments.....................40, 49
Cut-off Date...................................39, 48
Day of Valuation...................................61
Definitive Certificate.............................25
Definitive Security................................25
Depositary.....................................24, 25
Deposited Asset Provider.......................39, 48
Deposited Assets.........................3, 36, 3, 36
Depositor..........................................10
Determination Date.................................13
Distribution Date...................................2
DOL............................................23, 24
dollar..............................................2
DTC............................................15, 16
ERISA..........................................22, 23
Euroclear......................................50, 59
Event of Default...................................12
Exchange............................................9
Exchange Act.................................1, 10, 1
Exchange Rate Agent................................13
Exchangeable Series............................22, 23
Fannie Mae.........................................28
Federal Funds Rate.................................19
Federal Funds Rate Determination Date..............19
Federal Funds Reference Rate Certificate...........16
Federal Funds Reference Rate Security..............16
FFCB...............................................28
FHLB...............................................28
Final Scheduled Distribution Date...................2
Final Scheduled Payment Date........................3
Fiscal Agent...........................32, 33, 32, 34

GSE Issuer.....................................28, 29
H.15(519)..........................................16
Indenture.......................................10, 8
Indenture Trustee..................................10
Index Maturity.....................................16
Index-Linked Securities.............................6
Initial Certificate Principal Balance...............1
Initial Notes Principal Balance.....................1
Insurer............................................17
Interest Accrual Period........................14, 15
Interest Collections...........................15, 16
Interest Rate.......................................2
Interest Reset Date......................2, 16, 2, 17
Interest Reset Period..........................16, 17
IRA............................................22, 23
IRS......................................4, 53, 4, 62
Issuer.............................................40
Letter of Credit.......................16, 37, 17, 37
Letter of Credit Bank..............................37
LIBOR Determination Date...........................20
LIBOR Reference Rate Certificate...................16
LIBOR Reference Rate Security......................16
London Banking Day.............................14, 15

Nonrecoverable Advance.........................43, 51
Note Interest Rate..............................2, 12
Notes...............................................1
Notional Amount....................................15
Offering Agent......................................2
OID............................................22, 54
Optional Exchange Date.............................23
Original Issue Date................................11
outstanding debt securities........................31
participants.......................................25
Parties in Interest................................23
Pass-through Rate...................................2
Pass-Through Rate..............................11, 12
Payment Date........................................2
Payment Default....................................16
Periodic Interest..............................14, 15
Plan...........................................22, 23
Policy.............................................17
Prospectus Supplement...............................1
PTCE...........................................23, 24
Purchase Price.................................49, 58
Rating Agency.......................................4
Realized Losses....................................22
REFCORP............................................28
Reference Entity...................................19
Registered Certificates............................13
Registered Securities..............................13
Registration Statement..............................1
Regulation.....................................23, 24
Related Proceeds...............................43, 51
Required Percentage............................44, 53
Reserve Account................................37, 38

Secured Term Assets............................31, 32
Securities..........................................1
Securities Act...........................11, 1, 11, 1
Security...........................................11
Securityholders.....................................1
Senior Term Assets.................................31
Series..............................................1
Special Tax Counsel............................52, 61
Specified Currency..................................1
Spread.........................................15, 16
Spread Multiplier..............................15, 16
Strip Certificates.................................12
Strip Securities...................................12
Stripped Interest..................................15
Sub-Administration Agreement.......................40
Sub-Administrative Agent...........................40
Subordinated Term Assets...........................31
Surety.............................................37
Surety Bond........................................37
Term Asset Events of Default...31, 33, 34, 31, 33, 35
Term Assets............1, 3, 27, 28, 1, 3, 27, 28, 29
Term Assets Currency...............................35
Term Assets Indenture..........................29, 30
Term Assets Interest Accrual Periods...............35
Term Assets Issuer.......................7, 28, 7, 28
Term Assets Issuers................27, 28, 27, 28, 29
Term Assets Offering Document..27, 28, 29, 27, 28, 29

Term Assets Registration Statement.............10, 11
Treasury bills.....................................21
Treasury Rate Determination Date...............21, 22

Trust.....................................9, 2, 10, 2
Trust Agreement..............................9, 10, 9
Trust Indenture Act.........................9, 29, 30
Trustee's Fee.......................................9
TVA................................................28
U.S. dollars........................................2
U.S. Person....................................50, 59
U.S.$...............................................2
UBTI...............................................65
Underwriter[s].................................24, 25
Underwriting Agreement.........................23, 25
United States..................................50, 59
USD.................................................2
Variable Pass-Through Rate.....................11, 12
Voting Rights..............................44, 40, 53

================================================================================

                                    PART II

Item 14   Other Expenses of Issuance and Distribution

     The following is an itemized list of the estimated  expenses to be incurred in connection with the offering of the securities being offered  hereunder other than underwriting discounts and commissions.

            Registration Fee..................................           $1.00
            Printing and Engraving Expenses...................      100,000.00
            Trustee's Fees....................................      200,000.00
            Legal Fees and Expenses...........................      400,000.00
            Blue Sky Fees and Expenses........................       50,000.00
            Accountants' Fees and Expenses....................      100,000.00
            Rating Agency Fees................................      400,000.00
            Miscellaneous.....................................       50,000.00
                                                                --------------

               Total..........................................    1,300,001.00

Item 15   Indemnification of Directors and Officers

     The Company's By-laws provide for indemnification of directors and officers of the Company to the fullest extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified  circumstances, to indemnify their directors,  officers, employees and agents in connection with actions,  suits or proceedings  brought  against them by a third party or in the right of the  corporation,  by  reason  of the fact  that  they were or are such directors,  officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

     The Company  carries  directors'  and officers'  liability  insurance  that covers certain liabilities and expenses of the Company's directors and officers.

Item 16   Exhibits

     1.1  Form of proposed Underwriting  Agreement for Trust  Certificates/Trust
          Shares/Trust   Notes  to  be   distributed   in  the   United   States
          (Incorporated by reference to Exhibit No. 1 to pre-effective Amendment
          No. 2 to the Registration  Statement on Form S-3 (File No.  33-55860),
          filed on March 24, 1994).

     3.1  Certificate   of   Incorporation   of   Structured    Products   Corp.
          (Incorporated  by  reference  to Exhibit  No. 4.1 to the  Registration
          Statement  on Form S-3  (File No.  33-55860),  filed on  December  17,
          1992).

     3.2  By-laws of Structured  Products  Corp.  (Incorporated  by reference to
          Exhibit No. 4.2 to the  Registration  Statement  on Form S-3 (File No.
          33-55860), filed on December 17, 1992).

     4.1  Form of  Trust  Agreement,  with  forms  of  Trust  Certificates/Trust
          Shares/Trust  Notes  attached  thereto  (Incorporated  by reference to
          Exhibit No. 4.3 to  pre-effective  Amendment No. 2 to the Registration
          Statement on Form S-3 (File No. 33-55860), filed on March 24, 1994).

     4.2  Form of  qualified  Trust  Agreement  (Incorporated  by  reference  to
          Exhibit No. 4.2 to  pre-effective  Amendment No. 4 to the Registration
          Statement  on Form S-3  (File No.  33-55860),  filed on  September  2,
          1994).

     4.3  Form of  Indenture  (Incorporated  by  reference to Exhibit No. 4.3 to
          Post-Effective  Amendment No. 2 to the Registration  Statement on Form
          S-3 (File No. 33-55860), filed on December 29, 1995).

     5.1  Opinion  of  Orrick,  Herrington  &  Sutcliffe  LLP  with  respect  to legality.

     8.1  Opinion of Orrick,  Herrington  &  Sutcliffe  LLP with  respect to tax matters.

     23.1 Consents  of Orrick,  Herrington  &  Sutcliffe  LLP  (included  in its opinions filed as Exhibits 5.1 and 8.1).

     25.1 Statement  of  eligibility  of  Trustee  (U.S.   Bank  Trust  National
          Association).

Item 17   Undertakings

          The undersigned registrant hereby undertakes:

     (a) To file,  during any period in which  offers or sales are being made of
the  securities   registered   hereby,  a   post-effective   amendment  to  this
registration  statement:  (i) to  include  any  prospectus  required  by Section
10(a)(3) of the Securities Act of 1933 (the "Act"), as amended;  (ii) to reflect in the  prospectus  any facts or events arising after the effective date of this registration  statement  (or the most recent  post-effective  amendment  hereof)
which,  individually or in the aggregate,  represent a fundamental change in the information  set  forth  in this  registration  statement.  Notwithstanding  the foregoing,  any  increase or decrease  in volume of  securities  offered (if the total  dollar  value of  securities  offered  would not  exceed  that  which was registered) and any deviation from the low or high and of the estimated  maximum offering  range  may be  reflected  in the  form of  Prospectus  filed  with the
Commission  pursuant to Rule 424(b) if, in the aggregate,  the changes in volume and price  represent  no more than 20 percent  change in the  maximum  aggregate offering price set forth in the  "Calculation of Registration  Fee" table in the effective registration statement;  and (iii) to include any material information with  respect  to the plan of  distribution  not  previously  disclosed  in this registration  statement  or any  material  change  to such  information  in this registration  statement;  provided,  however, that the undertakings set forth in clauses  (i) and (ii)  above  do not  apply if the  information  required  to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the  registrant  pursuant to Section 13 or Section 15(d) of the
Securities Exchange Act of 1934, as amended,  that are incorporated by reference in this registration statement.

     (b) That, for the purpose of determining  any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein,  and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) To remove from registration by means of a post-effective  amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) That,  for purposes of  determining  any liability  under the Act, each filing of the  registrant's  annual report  pursuant to Section 13(a) or Section
15(d) of the Securities  Exchange Act of 1934, as amended,  that is incorporated by  reference  in  this  registration  statement  shall  be  deemed  to be a new registration  statement  relating  to the  securities  offered  herein,  and the offering of such  securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) That insofar as indemnification  for liabilities  arising under the Act may be permitted to directors, officers and controlling person of the registrant pursuant to the provisions above, or otherwise,  the registrant has been advised
that  in  the  opinion  of  the   Securities   and  Exchange   Commission   such
indemnification  is  against  public  policy  as  expressed  in the  Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such liabilities  (other than the payment by the registrant of expenses incurred or paid by a director,  officer or  controlling  person of the registrant in the successful  defense of any  action,  suit or  proceeding)  is  asserted  by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been  settled by  controlling  precedent,  submit to a court of  appropriate jurisdiction the question whether such  indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (f) That,  for purposes of  determining  any  liability  under the Act, the information  omitted  from  the  form  of  prospectus  filed  as  part  of  this registration  statement in reliance  upon Rule 430A and contained in the form of prospectus  filed by the Registrant  pursuant to Rule 424(b)(1) or (4) or 497(h)
under the Act shall be deemed to be part of the registration statement as of the time it was declared effective.

     (g) That, for the purpose of determining  any liability under the Act, each post-effective  amendment that contains a form of prospectus  shall be deemed to be a new registration  statement relating to the securities offered therein, and the  offering of such  securities  at the time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

     Pursuant to the  requirements of the Securities Act of 1933, the registrant certifies  that it has  reasonable  grounds  to  believe  that it meets  all the requirements  for  filing on Form S-3,  reasonably  believes  that the  security rating requirement contained in Transaction Requirement B.5. of Form S-3 will be met by the time of the sale of the securities  registered hereunder and has duly caused this  Amendment No. 1 to the  Registration  Statement to be signed on its behalf by the undersigned,  thereunto duly authorized,  in the City of New York,
State of New York, on this 6th day of August, 2004.

                              STRUCTURED PRODUCTS CORP.,

                              By:     /s/ Mark G. Graham
                              Name:   Mark G. Graham
                              Title:  Assistant Vice President & Finance Officer

KNOW ALL MEN BY THESE PRESENTS,  that each person whose signature  appears below constitutes and appoints  Nazareth A.  Festekjian,  Marwan A. Marshi,  Philip U.
Tremmel,  John  Dickey,  Timothy  Beaulac and Mark C. Graham his true and lawful attorney-in-fact  and agent, with full power of substitution and resubstitution, for him and in his name,  place and stead, in any and all capacities  (including his  capacity as director  and/or  officer of  Structured  Products  Corp.  (the
"Company"))  to sign the  Registration  Statement  on Form S-3,  as filed by the
Company  on  or  about  August 6, 2004,  any  or  all   amendments   (including
pre-effective and post-effective amendments) thereto, any registration statement for the same officer  that is to be effective  upon filing per Rule 462(b) under the Securities Act of 1933 and other documents in connection  therewith,  and to file the same,  with all  exhibits  thereto,  with the  Securities  and Exchange
Commission,  granting  unto  said  attorney-in-fact  and  agent  full  power and authority to do and perform each and every act and thing requisite and necessary to be done in person,  hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration  statement  has  been  signed  by  the  following  persons  in  the capacities and on the dates indicated.

August 6, 2004            By:  /s/ Andrew W. Alter
Date                        Name: Andrew W. Alter
                            Title: Director

August 6, 2004            By:  /s/ Orlando Figueroa
Date                        Name: Orlando Figueroa
                            Title: Director

August 6, 2004            By:  /s/ Nathaniel H. Leff
Date                        Name: Nathaniel H. Leff
                            Title: Director

August 6, 2004            By:  /s/ Timothy Beaulac
Date                        Name: Timothy Beaulac
                            Title: President (Principal Executive Officer)

August 6, 2004            By:  /s/ Cliff Verron
Date                        Name: Cliff Verron
                            Title: Vice President (Principal Accounting Officer and
                                   Principal Finance Officer)

                                  EXHIBIT INDEX

                             Description of Exhibit
  Exhibit
    No.

1.1       Form  of  proposed  Underwriting  Agreement  for  Trust
          Certificates/Trust Shares/Trust Notes to be distributed
          in the United  States  (Incorporated  by  reference  to
          Exhibit No. 1 to  pre-effective  Amendment No. 2 to the
          Registration Statement on Form S-3 (File No. 33-55860),
          filed on March 24, 1994).

3.1       Certificate  of  Incorporation  of Structured  Products
          Corp.  (Incorporated by reference to Exhibit No. 4.1 to
          the  Registration  Statement  on  Form  S-3  (File  No.
          33-55860), filed on December 17, 1992).

3.2       By-laws of Structured  Products Corp.  (Incorporated by
          reference  to  Exhibit  No.  4.2  to  the  Registration
          Statement  on Form S-3  (File No.  33-55860),  filed on
          December 17, 1992).

4.1       Form  of   Trust   Agreement,   with   forms  of  Trust
          Certificates/Trust  Shares/Trust Notes attached thereto
          (Incorporated  by  reference  to  Exhibit  No.  4.3  to
          pre-effective  Amendment  No.  2  to  the  Registration
          Statement  on Form S-3  (File No.  33-55860),  filed on
          March 24, 1994).

4.2       Form of  qualified  Trust  Agreement  (Incorporated  by
          reference to Exhibit No. 4.2 to pre-effective Amendment
          No. 4 to the  Registration  Statement on Form S-3 (File
          No. 33-55860), filed on September 2, 1994).

4.3       Form of Indenture (Incorporated by reference to Exhibit
          No.  4.3  to  Post-Effective  Amendment  No.  2 to  the
          Registration Statement on Form S-3 (File No. 33-55860),
          filed on December 29, 1995).

5.1       Opinion  of Orrick,  Herrington  &  Sutcliffe  LLP with
          respect to legality.

8.1       Opinion  of Orrick,  Herrington  &  Sutcliffe  LLP with
          respect to tax matters.

23.1      Consents  of  Orrick,   Herrington   &  Sutcliffe   LLP
          (included  in its  opinion  filed as  Exhibits  5.1 and
          8.1).

25.1      Statement of  eligibility  of Trustee (U.S.  Bank Trust
          National Association).